UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2013
Date of reporting period: January 1, 2014 – June 30, 2014

Item 1.     Reports to Shareholders.

SEMIANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

Royce Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

Royce 100 Fund

Royce Dividend Value Fund

Royce Global Value Fund

Royce International
Smaller-Companies Fund

Royce Special Equity Multi-Cap Fund

www.roycefunds.com

www.roycefunds.com

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Table of Contents

Semiannual Review

Royce Featured Fund Guide	2

Portfolio Characteristics	4

Performance and Expenses	5

U.S. Small-Cap Market Cycle and Risk Adjusted Performance	6

Letter to Our Shareholders	7

Fund Focus	14

2014 In Quotes	135

Postscript: There’s No Such Thing as a Sure Thing	Inside Back Cover

Semiannual Report to Shareholders	15

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Royce Fund Guide

VALUE-ORIENTED SMALL-CAP OFFERINGS TAILORED TO SPECIFIC INVESTOR NEEDS

The size and diversity of the small-company universe make it a unique and fertile area for investment. For more than 40 years, it has been our primary area of focus. Over that time, this universe has evolved into an established asset class used by a wide range of investors, including institutions, consultants, advisors, and individuals. Today, there are numerous small-cap and micro-cap indexes and ETFs. Importantly, the continuous regeneration of the asset class, through the entrance of new companies, spin-offs, and IPOs, makes it an evergreen source of investment opportunities. This is why we have elected to focus on the smaller-company universe and believe it is ideally suited for a variety of distinct offerings.

INVESTMENT UNIVERSE BREAKDOWN[1]

Market Cap
The smaller-company universe consists of more than 4,100[1] publicly traded companies in the U.S. (and more than 23,200[1] outside the U.S.). We break it down into two distinct market segments: micro-cap—companies with market caps up to $750 million—and small-cap—companies with market caps between $750 million and $2.5 billion.
     Sorting this broad and diverse universe into two markets is critical because, in our experience, each often requires a portfolio approach based primarily on diversification needs. Our portfolio managers share a common investment approach, one that emphasizes paying attention to risk and buying what each thinks are strong businesses at discounted prices.

Portfolio Approach
Our portfolio managers possess broad latitude within our investment universe, though in general they seek a combination of quality—measured by the balance sheet and returns on invested capital—and valuation.
     Portfolios that invest more heavily in micro-caps are, in general, more broadly diversified due to liquidity considerations; those that invest primarily in the upper end of the small-cap universe tend to be more focused. In addition, we seek to take advantage of pockets of opportunity, such as dividend-paying companies, low-priced companies, turnarounds, special situations, etc., within each universe.
     Broadly diversified portfolios at Royce generally hold more than 100 securities and whose top positions generally do not exceed 2% of net assets. Focused portfolios at Royce either (i) generally invest in no more than 100 companies with top positions that generally exceed 2% of net assets, or (ii) invest primarily in a single sector.

[1] Source: Reuters as of 6/30/14

The Royce Funds, other than Royce Special Equity Multi-Cap Fund, invest primarily in micro-cap, small-cap, and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks (please see “Primary Risks for Fund Investors” in the prospectus). Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments (please see “Investing in Foreign Securities” in the prospectus).

2 | This page is not part of the 2014 Semiannual Report to Shareholders

This guide is designed to help investors better understand both the different approaches and the common ground among our portfolios. Looking closely at our Featured Funds allows investors to see other important differences—in levels of volatility, sector orientation, and investment themes. We think that understanding these differences can inform asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios. Listed below are our Funds arranged by average market cap. For a complete listing of our Funds and their attributes please visit our website at www.roycefunds.com.

Fund Tools Go online for more tools to help you better understand our Funds. Compare Funds > www.roycefunds.com/compare Prices & Performance > www.roycefunds.com/prices

[1] Only available to existing investors and relationships.

[2] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

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Portfolio Characteristics	Through June 30, 2014

		Longevity	Average		2013	% of
		of Fund	Market	Number of	Turnover	Non-U.S.
Fund	Portfolio Manager(s)	(in years)	Cap[1]	Holdings	Rate	Securities

Royce Pennsylvania Mutual Fund	Chuck Royce	41	$1,922	461	26%	9.6%

Royce Micro-Cap Fund	Jenifer Taylor	22	433	205	22	14.6

Royce Premier Fund	Chuck Royce, Whitney George	22	2,895	71	11	12.3

Royce Low-Priced Stock Fund	Whitney George	20	1,299	100	16	37.5

Royce Total Return Fund	Chuck Royce, Jay Kaplan	20	2,306	510	21	12.2

Royce Heritage Fund	Chuck Royce, Jim Harvey, Steven McBoyle	18	3,000	206	79	24.1

Royce Opportunity Fund	Buzz Zaino, Bill Hench	17	833	323	39	4.2

Royce Special Equity Fund	Charlie Dreifus	16	1,846	43	28	0.0

Royce Value Fund	Jay Kaplan	13	2,706	63	51	8.7

Royce Value Plus Fund	Chip Skinner	13	1,830	97	45	13.6

Royce 100 Fund	Chuck Royce, Lauren Romeo	11	1,828	97	31	7.6

Royce Dividend Value Fund	Chuck Royce, Jay Kaplan	10	3,366	269	36	24.9

Royce Global Value Fund	Whitney George	7	1,773	61	41	71.8

Royce International Smaller-Companies Fund	David Nadel	6	1,013	100	64	95.5

Royce Special Equity Multi-Cap Fund	Charlie Dreifus	3	26,524	28	44	0.0

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

4 | This page is not part of the 2014 Semiannual Report to Shareholders

Performance and Expenses	Through June 30, 2014

	Average Annual Total Returns
								Gross Annual	Net Annual
						40-Year or Since	Inception	Operating	Operating
Fund	Year-to-Date[1]	1-Year	5-Year	10-Year	20-Year	Inception	Date	Expenses	Expenses

Royce Pennsylvania Mutual Fund	2.04%	23.70%	18.77%	9.41%	11.61%	15.18%	n.a.	0.93%	0.93%

Royce Micro-Cap Fund	1.02	18.91	14.13	8.24	11.49	12.43	12/31/91	1.56	1.56

Royce Premier Fund	7.33	27.08	18.57	11.07	12.62	12.73	12/31/91	1.09	1.09

Royce Low-Priced Stock Fund	9.03	24.64	13.69	7.38	12.36	11.82	12/15/93	1.51	1.49

Royce Total Return Fund	2.74	20.87	18.28	8.72	11.92	11.57	12/15/93	1.18	1.18

Royce Heritage Fund	2.90	18.49	16.91	9.43	n.a.	13.78	12/27/95	1.49	1.49

Royce Opportunity Fund	3.02	24.76	23.48	9.53	n.a.	13.62	11/19/96	1.17	1.17

Royce Special Equity Fund	0.16	15.27	16.16	8.61	n.a.	10.03	5/1/98	1.13	1.13

Royce Value Fund	3.41	21.81	16.02	10.08	n.a.	11.57	6/14/01	1.48	1.48

Royce Value Plus Fund	4.08	22.74	15.84	8.42	n.a.	12.69	6/14/01	1.49	1.49

Royce 100 Fund	2.79	21.66	16.64	10.39	n.a.	11.70	6/30/03	1.51	1.51

Royce Dividend Value Fund	3.35	21.85	19.38	10.34	n.a.	10.24	5/3/04	1.52	1.52

Royce Global Value Fund	11.04	23.93	13.76	n.a.	n.a.	6.53	12/29/06	1.84	1.70

Royce International Smaller-Companies Fund	6.59	21.02	13.15	n.a.	n.a.	7.56	6/30/08	2.08	1.70

Royce Special Equity Multi-Cap Fund	5.35	21.85	n.a.	n.a.	n.a.	16.73	12/31/10	1.46	1.24

INDEX

Russell 2000 Index	3.19	23.64	20.21	8.70	9.81	n.a.	n.a.	n.a.	n.a.

Russell Microcap Index	1.56	24.98	20.03	6.67	n.a.	n.a.	n.a.	n.a.	n.a.

Russell Global Small Cap Index	5.72	23.60	15.93	9.02	n.a.	n.a.	n.a.	n.a.	n.a.

Russell Global ex-U.S. Small Cap Index	7.54	23.86	13.88	9.67	n.a.	n.a.	n.a.	n.a.	n.a.

Russell 1000 Index	7.27	25.35	19.25	8.19	10.00	n.a.	n.a.	n.a.	n.a.

[1] Not Annualized

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares of Royce Global Value and International Smaller-Companies Funds redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to The Royce Funds. Shares of all other Funds redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), and to the extent necessary to maintain net operating expenses at or below: 1.24% for Royce Special Equity Multi-Cap Fund; 1.49% for Royce Low-Priced Stock Fund; 1.69% for Royce Global Value and International Smaller-Companies Funds through April 30, 2015; and at or below 1.99% for Royce International Smaller-Companies Fund through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of the Funds’ Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Global Value and International Smaller-Companies Funds invest a significant portion of their respective assets in foreign companies which may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in foreign securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell 1000 is an unmanaged, capitalization-weighted index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3,000 Index. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

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U.S. Small-Cap Market Cycle and Risk Adjusted Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. While flourishing in an up market is wonderful, surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both an up and down market periods.

Since the inception of the Russell 2000 index on 12/31/78, there have been 10 full market cycles, with the most recent peaking on 4/29/11. Market cycles are defined as those that have retreated at least 15% from a previous market peak and have rebounded to establish a new peak above the previous one. Each market cycle contains a peak-to-trough and a trough-to-peak period. Interestingly, over the small-cap index’s 30+ year history, each style index—the Russell 2000 Value Index and the Russell 2000 Growth Index—outperformed in five of the 10 full market cycles. In fact, leadership has alternated between growth and value over the last six cycles. If history were to adhere to this pattern, value would lead in the current cycle that began on 4/29/11.

RISK / RETURN PROFILE 10-YEAR PERIOD ENDED JUNE 30, 2014

For the 10-year period ended 6/30/14, eight out of 12 Royce Funds with 10 years of history outperformed the Russell 2000, while eight of the 12 did so with better risk-adjusted returns and Sharpe ratios.

In addition, for the 10-year period ended 6/30/14, five of the 12 Royce Funds outperformed the Russell 2000 with lower volatility.

SMALL-CAP MARKET CYCLE: RUSSELL 2000 INDEXES TOTAL RETURNS

ROYCE U.S. EQUITY FUNDS VS. RUSSELL 2000 INDEX:
MARKET CYCLE RESULTS

	Peak-to-	Peak-to-	Peak-to-
	Peak	Peak	Current
	3/9/00–	7/13/07–	4/29/11
Fund	7/13/07	4/29/11	6/30/14

Royce Pennsylvania Mutual Fund	207.1%	11.6%	35.8%

Royce Micro-Cap Fund	197.4	24.9	5.9

Royce Premier Fund	198.1	29.9	34.3

Royce Low-Priced Stock Fund	198.9	27.2	0.7

Royce Total Return Fund	193.9	6.8	41.3

Royce Heritage Fund	150.4	25.3	21.7

Royce Opportunity Fund	191.8	6.9	46.3

Royce Special Equity Fund	227.4	20.8	39.4

Royce Value Fund	n.a.	17.4	19.8

Royce Value Plus Fund	n.a.	-3.0	30.4

Royce 100 Fund	n.a.	27.6	27.1

Royce Dividend Value Fund	n.a.	21.6	39.4

INDEX

Russell 2000	54.8	6.6	44.2

Russell 2000 Value	189.4	-1.4	44.4

Russell 2000 Growth	-14.8	14.3	44.0

All performance information above reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Please see page 5 for 1-, 5-, and 10-year average annual total return information.

6 | This page is not part of the 2014 Semiannual Report to Shareholders

Letter to Our Shareholders

No Drama
Whatever other opinions we may all hold about the stock market’s behavior over the last six years, we think everyone can agree that it has certainly been dramatic. The action began in earnest in the fall of 2008, although it is important to recall that small-cap stock prices had actually been falling for more than a year prior to that—the peak for the Russell 2000 Index having been established on July 13, 2007. Yet the full effects of the bear were unleashed by the events of the Financial Crisis, which keyed the dangerously precipitous nosedive of share prices in the fall of 2008. The tumult lasted until small-caps finally hit a bottom on March 9, 2009. The fear and anxiety the descent created, however, reached into the next several years. The feeling of extraordinary fragility that characterized the early days of the recovery in the spring of 2009 did not magically evaporate when markets began to find their feet again. In fact, one could argue that these emotions dominated the behavior of investors at least until the end of 2012.
    The three years from 2010 through 2012 were eventful, even if the stress and excitement they generated did not equal that of the first six months of 2009. In fact, much of the market’s most extreme moves in that entire four-year span (2009-2012) took place in the first six months of those years, driven in large part by events both actual and potential. The recession in the U.S., debt issues in Europe, and slow growth in China were all very real, while a double-dip recession here at home, default in Europe, and implosion in China fortunately failed to materialize. By the end of 2012, with the stock market climbing and the economy expanding, investors seemed to recognize that, in spite of high volatility and political uncertainty, equity returns had been solidly positive since the March 2009 bottom. This improved confidence helped to spur a different kind of dramatic arc. The long, slow recovery entered a new phase in 2013—a heady, and

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Charles M. Royce, President

The long-running, and probably
unresolvable, debate about active
versus passive investment strategies has
taken on new life in the years since the
onset of the Financial Crisis, often to the
detriment of active approaches. To take
one example, Morningstar compiled
data showing that inflows into equity
mutual funds have been dwarfed by
those into equity ETFs (exchange traded
funds) measuring from the momentous
year of 2008. For the six calendar years
from 2008-2013, traditional equity
funds have taken in $5.52 billion while
ETFs have attracted $389.08 billion.
That’s quite a disparity.

It seems to be no secret that many
active managers have struggled to
keep pace with their respective equity
indexes in these often eventful years.
These years have also seen a raft of
studies purporting to show that most
investment managers are unable to
consistently beat the market, i.e., regularly
outperform a relevant index such as the
Russell 2000 or S&P 500 Indexes.

Perhaps unsurprisingly, we would
offer two caveats before one embraces
uncritically the notion that passive

Continued on page 10...
Letter to Our Shareholders
virtually correction-free, bull run in which returns for each of the major domestic stock indexes topped 30%.
     The curtain opened on 2014, then, on the heels of one of the better calendar-year performances in the history of domestic equities, which followed four consecutive years of mostly rising stock prices in an uncertain economy. So the question now is, what is the next act for equities? Some argue that the economy is not strong enough to really take flight. They worry about the rich valuations sported by large numbers of stocks. Others see the relative absence of volatility as a sign of complacency and fret that stocks are about to enter a destructive bear phase. There are those who point to increasingly unsettled international situations, such as in Ukraine, Syria, and Iraq, and argue that the market cannot continue to pretend that events in these nations take place far offstage, not in an increasingly intertwined global economy.
     We, however, are in accord with the more widespread consensus that sees the U.S. economy as gradually normalizing. As evidence we would point to the following: The deficit continues to fall, the Fed continues to wind down the rate of its monthly bond purchases, and interest rates, though they remain close to zero, look likely to rise again in the near future as they did last year between May and December. Inflation is tame, commodity prices stable. Volatility, as measured by the VIX, finished the first half of 2014 at low levels not seen since 2007. Add an increasingly robust M&A market, and it seems to us that the recipe for ongoing growth—and bullishness, however mild, at least compared to last year—seems almost complete. And this process of normalization looks likely to accelerate as the Fed’s role recedes further and further into the background, setting the stage for a more dynamic pace of growth.
     So while there remain voices who insist that stocks are overvalued, we think the case for additional gains, which could include a correction along the way, remains persuasive. It seems to us that the relatively lower returns of the first half of 2014 indicate not an end to a bull phase, but a chance for the market to catch its breath and assess its surroundings. It may be that investors need a break from all the drama, a respite from the unrelenting pace of the last six years. So the desire to stand back for a moment and evaluate what is happening seems eminently reasonable. How many investors have enjoyed more than a few moments of true calm since before the recession began back in 2007? Ultimately, we suspect that both the expanding economy and slower pace of returns will result in more fundamentally focused investors.
     Indeed, the indications that the strength of companies and the businesses they manage are beginning to matter more than indexes and the macro events that move them go back to the spring of 2012, when quality stocks—those with high returns on invested capital—enjoyed a brief run of outperformance. This nascent phenomenon re-started—again, briefly—in May 2013 when the 10-year Treasury rate reached a bottom. Quality companies, particularly those in our chosen small-cap space, have not yet emerged as leaders, but they have inched closer over the last two years. Correlation levels throughout the market are falling. These are excellent conditions, in our view, for disciplined active management approaches, especially those with a long-term investment horizon.

8 | This page is not part of the 2014 Semiannual Report to Shareholders

No Direction Home
U.S. stocks turned in a respectable performance in the first half of 2014. If results were not as lofty as they were in the first half of 2013 (and they were not), they were achieved in a more tranquil domestic environment than in the first halves of 2010, 2011, or 2012. One consequence of the more relaxed atmosphere of the first half was that stocks did not seem to know quite what to do with themselves. While the overvalued/not-quite-overvalued-yet argument goes on, the market has not established a clear direction so far in 2014. The bull has so far remained in place during the current cycle; he simply slowed his run to a brisk walk in the first half. For the year-to-date period ended June 30, 2014, the major domestic indexes remained in the black. The small-cap Russell 2000 Index gained 3.2%, taking a back seat to the more tech-oriented Nasdaq Composite, which advanced 5.5% in the first half, and the large-cap S&P 500 and Russell 1000 Indexes, which scored respective gains of 7.1% and 7.3% for the year-to-date period ended June 30, 2014.
     The year began on a more moderate note following a red-hot second half of 2013. Nevertheless, 2014’s opening quarter was the seventh consecutive quarter of positive performance for the Russell 2000, which rose 1.1%. Large-caps led for the quarter—the S&P 500 and Russell 1000 gained 1.8% and 2.0%, respectively, while the Nasdaq Composite rose 0.5%. Small-caps reached a first-half high on March 4, and the only correction so far this year was the 9.1% drop for the Russell 2000 from that date through May 15, 2014. April was thus the cruelest month, but a series of mini-rallies from mid-May through the end of June made the second quarter mostly positive. The Russell 2000 posted its eighth consecutive positive quarter, up 2.0%. Once again, large-cap outperformed, with the S&P 500 advancing 5.2% and the Russell 1000 up 5.1% for the second quarter. The Nasdaq bounced back strong as well, climbing 5.0% in the second quarter and leaving only the small-cap index out of the five-percent club.
     Small-cap held onto leadership outside the U.S. In the first quarter, the Russell Global ex-U.S. Small Cap Index was up 3.2% while the Russell Global ex-U.S. Large Cap Index rose 0.8%. Results were stronger in the second quarter and, as in the first, closer to their domestic counterparts than we have seen in a while. For the second quarter, the Russell Global ex-U.S. Small Cap was up 4.2% versus 5.0% for the Russell Global ex-U.S. Large Cap. Year-to-date, non-U.S. small-caps had the edge, with the Russell Global ex-U.S. Small Cap returning 7.5% versus a gain of 5.8% for the Russell Global ex-U.S. Large Cap. After a challenging first quarter, many Asian equities bounced back in the second and finished closer to the European indexes, most of which had been on a tear prior to cooling off in the second quarter.
      Moving back to the U.S., mid-cap and micro-caps were equally solid in the first quarter. The Russell Midcap Index was up 3.5% versus a gain of 3.0% for the Russell Microcap Index in 2014’s first three months. This pattern broke down around the time of the March 4 small-cap high and can be seen in the second-quarter results for each index.
Quality companies, particularly those in our
chosen small-cap space, have not yet emerged
as leaders, but they have inched closer over the
last two years. Correlation levels throughout
the market are falling. These are excellent
conditions, in our view, for disciplined active
management approaches, especially those with
a long-term investment horizon.

U.S. stocks turned in a respectable performance
in the first half of 2014. If results were not as
lofty as they were in the first half of 2013 (and
they were not), they were achieved in a more
tranquil domestic environment than in the first
halves of 2010, 2011, or 2012.

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investing is always better: First, a
number of managers have consistently
outperformed the market over long-term
periods and especially within
the small-cap asset category. In fact,
we believe strongly in the idea that
it is not necessary for all managers
to beat the market in order for active
management to be validated as an
approach. Our second note of caution
relates to time periods. While it
would be nice to outperform an index
every year, it is just as unrealistic
to expect that as it would be to
expect an index to outperform active
management every year. It is also
unrealistic to expect a high degree
of outperformance in the long term
without experiencing some short-term
underperformance periods.

A willingness to stick to one’s
approach, regardless of market
movements and trends, is critical
to long-term outperformance in our
opinion. This is especially important
during market extremes because
there are active managers who exhibit
style drift or other changes in their
discipline when their investment style
falls out of favor or is stressed, such as
during the tech bubble.

Successful active management
also entails a willingness to think
independently in terms of sector and
industry weightings. It is not unusual
for the most successful managers to be
significantly out of sync relative to a

Continued on page 12...

Letter to Our Shareholders

The Russell Midcap continued its notable 2014 performance, rising 5.0% in the second quarter. This gave mid-caps an impressive 8.7% advance on a year-to-date basis. In contrast, micro-caps struggled in the second quarter, suffering more in the brief downturn than their larger cousins. The Russell Microcap Index fell 1.4% for the quarter and was up only 1.6% for the year-to-date period ended June 30, 2014.
      Many mid-cap stocks have demonstrated strong records of growth over the last few years, and their success throughout the entire post-Financial Crisis cycle has not been a surprise to us. In fact, mid-caps have been an area of significant interest to us for years now. The small- and micro-cap spaces have, by contrast, high numbers of very speculative companies and are typically more volatile—sometimes much more so in the case of micro-caps. They have also enjoyed very strong results over the last several years. The three- and five-year annualized returns through the end of June for the Russell 2000 and Russell Microcap Indexes were terrific on an absolute basis. With equity investors acting more cautiously, if not always consistently, so far in 2014, the relative breather for small- and micro-cap stocks—and we do not think it’s any more than a breather—was also not a surprise.

No Excuses
Each of our Featured Funds enjoyed strong absolute performance in the first half. We were also pleased with both the year-to-date and one-year results for several portfolios, though we recognize fully that more needs to be done with regard to relative performance, especially over more intermediate-term periods. Six portfolios outpaced their respective benchmarks for the year-to-date period ended June 30, 2014—Royce Premier, Low-Priced Stock, Value Plus, Dividend Value, Value, and Global Value Funds. In addition, Royce Pennsylvania Mutual, Premier, Low-Priced Stock, Opportunity, and Global Value Funds beat their respective benchmarks for the one-year period ended June 30, 2014. This was welcome news because, with a few exceptions, shorter-term performance advantages have been elusive over the last few years. Of course short-term outperformance must always be kept in perspective as exactly that—short term. We are hopeful, however, having seen many of our Featured Funds narrow the gap in their respective one-, three-, and five-year results versus their respective benchmarks over the last three to four quarters. Featured Funds with more than 10 years of history have also generally held their relative edge for periods of a decade or longer.
     Yet we still have work to do. As encouraged as we have been about the recent short spates of leadership for quality stocks and the likelihood that a strengthening, less Fed-dependent economy will benefit active small-cap approaches, lower quality small-caps again assumed leadership when prices were rallying in June. Investors are still working out their preferences. Profitable companies—as well those with high returns on invested capital—led through the downturn before falling behind in the up phase. The market thus remained a peculiar place in the first half. This may be because we still have a very active Fed at work in an economy that arguably has not needed the extra help in at least a year.

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2014 YEAR-TO-DATE TOTAL RETURN FOR THE ROYCE FUNDS VS. BENCHMARK INDEXES As of 6/30/14

No Worries
We are very bullish about the prospects for active small-cap management. We have an obvious bias in favor of active approaches here at Royce, but we think that over the last 14 months—dating back to the low for the 10-year Treasury in May of last year—we have reached a point at which active management in small-cap stocks simply makes more sense, especially for long-term investors. Since that May 2013 low, company fundamentals have gradually become more important as drivers of share-price success. Rather than invest in a small-cap index vehicle in which approximately 25% of the companies are losing money (as was the case for the Russell 2000 for the 12 months ended May 31, 2014), we think it is smarter for investors to consider portfolios that look for well-run, financially strong companies with attractive long-term prospects.
     So while quality has not yet seized small-cap leadership, we suspect that the reign of low-quality stocks is coming to an end. In our view, the next phase will be one in which companies with attractive characteristics such as strong balance sheets and high returns on invested capital should begin to lead. In spite of not showing as much strength when the market was recovering in May and June, many

We are very bullish about the prospects for active
small-cap management... we have reached a point
at which active management in small-cap stocks
simply makes more sense, especially for long-term
investors.

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benchmark index with respect to industry
and sector weightings (commonly
referred to as tracking error).

In addition, active managers are not
required to invest cash inflows at the
time of receipt when market conditions
or prices may not be conducive. They
may screen for quality and use buy/sell
triggers as a means of reducing risk.
While a passive manager must own
everything, an active manager has the
freedom to look for attractive stocks
across a targeted universe.

All of this helps to explain why we
remain so fond of small-caps and so
confident in the effectiveness and
value of active approaches in the asset
class. Active small-cap managers
can capture valuation opportunities
beyond their respective indexes—an
opportunity that would be lost if
one were limited to owning only the
constituents that make up an index.
For example, the Russell 2000, while
quite broad, only includes about 2,000
of the more than 4,100 companies[1]
that make up the domestic small-cap
universe (those with market caps up
to $2.5 billion). While self-serving, we
nevertheless think that the small-cap
asset class is ideally suited for active
management given its enormous size,
lack of institutional focus, and limited
research availability.

[1] Source: Reuters as of 6/30/14

Letter to Our Shareholders

did well enough to lead the small-cap pack from the 2014 high in March through the end of the first half. We would expect something like this pattern to continue at least through the end of the year as the market continues to adjust to the growing normalization of the economy. With diverse small-cap sectors such as Consumer Discretionary, Health Care, and Information Technology showing sizable declines since the end of February, we have been looking closely there (and elsewhere) for what we think are attractively priced, fundamentally strong small-cap businesses. As always, volatility in the small-cap market is something that we seek to use to our advantage, even when it is in short supply.

Know This
We feel somewhat fortunate in that we do not need to choose a side in the “overvalued versus ongoing bull market” debate. Rather than trying to make a correct market call, our attention has been focused on those potential opportunities that can materialize even in a widespread bull market. Corrections can arrive at any time, of course, and it has been a while since we have seen one of any significance. The last downturn of more than 10% for the Russell 2000 occurred in the fall of 2012. And share prices recovered so quickly from the 9.1% March-May decline this year that the down phase barely registered. This might lead one to argue that the market is being set up for at least a decent-sized pullback. Our sense, however, is that we are more likely to see smaller ones in the 5-10% range as part of the ongoing bull phase. Against the backdrop of an economy that looks poised for faster growth, a Fed tapering at a healthy clip, and an interest-rate environment in which a steady rate of increase is much more of a “when” than an “if,” less severe downturns look more likely.
     Small-cap valuations on the whole are above average, though not unreasonably so given near-zero interest rates and low inflation. A number of anomalies remain in the market, and in many cases we see a wide disparity between what look to us like expensive stocks

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and those that look inexpensive on an absolute basis. The market seems to be in the process of sorting that out—certainly those areas of the market that do not interest us, and that did well in 2012 and 2013, have been more volatile so far in 2014. In addition, we are still seeing companies that look attractively valued to us based on their fundamentals. All in all, it is looking more and more like a stock-picker’s market to us. We could see the second half of the year being pretty similar to the first in terms of the overall returns for stocks. More important, we think there are still enough opportunities out there to keep returns in positive territory through the end of 2014. This could make the market’s next act a very happy one for active small-cap managers.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
President	Co-Chief Investment Officer, Royce & Associates	Co-Chief Investment Officer, Royce & Associates

July 31, 2014

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Fund Focus

Here at Royce, we are happily contrarian. We look for what we deem to be high-quality companies trading at a discount to our estimate of their intrinsic worth as businesses. Quality, of course, can take many forms. For us, it generally consists of a suite of attributes that includes a strong balance sheet, high returns on invested capital, and the ability to generate free cash flow. There is another ingredient that we also see as an excellent measure of a business’s underlying quality—the practice of paying dividends. (A whitepaper detailing performance and volatility history for small-cap dividend payers is available on our website, roycefunds.com/dividends.)
     While there is no guarantee that companies that pay them will continue to do so in the future, dividends offer a number of potential portfolio merits, most crucially as a potentially mitigating factor against market volatility. To our way of thinking, a steady stream of income is always a good thing, but it can be particularly helpful for investors trying to more comfortably navigate market extremes.
     This opinion is not always widely shared in the small-cap world. Many investors tend to think of “dividend-paying small-cap company” as an oxymoron, if they think of it at all. This fact is borne out by Morningstar data. Of the 516 small-cap objective funds identified by Morningstar as of June 30, 2014, only six funds have dividend, income, or total return in their respective names—and two of them are Royce Funds.
     Royce Dividend Value Fund (RDV), which debuted in May 2004, is one of those portfolios. It seeks long-term growth of capital and current income. In its security selection criteria, we first look for what we think are fundamentally strong, high-quality companies trading at attractive discounts to our estimate of their intrinsic worth. We then add the additional criteria that the bulk of the portfolio selections must also pay a dividend.
     Royce Dividend Value Fund ranges a little higher in market capitalization than many other Royce Funds. RDV may invest in small-cap and mid-cap companies with market caps up to $15 billion. The Fund may also invest up to 25% of its net assets in foreign securities because we like the opportunity presented by non-U.S. dividend-paying companies. We are pleased with the Fund’s absolute performance and its historically low volatility. (For more information on RDV’s historical volatility scores, please see page 39.) We think the Fund offers an attractive option for a risk-conscious investor seeking exposure to smaller companies, especially those that pay dividends.

Jay Kaplan Portfolio Manager since 2007	Chuck Royce Lead Portfolio Manager since 2004

Royce Dividend Value Fund—Measuring for Quality: Performance and Expense Information Through June 30, 2014

Average Annual Total Returns	Royce Dividend Value Fund	Russell 2000

Year-to-Date[1]	3.35%	3.19%

One-Year	21.85	23.64

Three-Year	12.97	14.57

Five-Year	19.38	20.21

Ten-Year	10.34	8.70

Since Inception (5/3/2004)	10.24	9.06

Annual Operating Expenses	1.52	n.a.

1Not Annualized

Important Performance and Expense Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect Royce Dividend Value Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds, and other pooled investment vehicles.

The Fund invests primarily in small-cap and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks (Please see “Primary Risks for Fund Investors” in the prospectus). The Fund may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments (Please see “Investing in Foreign Securities” in the prospectus).

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The Royce Funds 2014 Semiannual Report to Shareholders | 15

Royce Pennsylvania Mutual Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			2.04%

One-Year			23.70

Three-Year			12.25

Five-Year			18.77

10-Year			9.41

15-Year			11.00

20-Year			11.61

25-Year			10.98

30-Year			11.93

35-Year			13.08

40-Year			15.18

ANNUAL EXPENSE RATIO

Operating Expenses			0.93%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2013	35.3%	2005	12.5%

2012	14.6	2004	20.2

2011	-4.2	2003	40.3

2010	23.9	2002	-9.2

2009	36.3	2001	18.4

2008	-34.8	2000	18.3

2007	2.8	1999	6.0

2006	14.8	1998	4.2

TOP 10 POSITIONS % of Net Assets

Reliance Steel & Aluminum			1.1%

NVR			1.0

Unit Corporation			1.0

Federated Investors Cl. B			0.9

Pason Systems			0.8

Genesco			0.8

Nu Skin Enterprises Cl. A			0.7

Thor Industries			0.7

Tennant Company			0.7

Helmerich & Payne			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			23.8%

Information Technology			20.7

Consumer Discretionary			14.9

Materials			10.8

Financials			10.7

Energy			7.2

Health Care			6.6

Consumer Staples			2.1

Diversified Investment Companies			0.4

Telecommunication Services			0.2

Utilities			0.0

Miscellaneous			1.4

Cash and Cash Equivalents			1.2

Manager’s Discussion
Our flagship, Royce Pennsylvania Mutual Fund (PMF), was up 2.0% for the year-to-date period ended June 30, 2014, finishing the first half behind its small-cap benchmark, the Russell 2000 Index, which gained 3.2% for the same period. This was somewhat disappointing because the market has at times been more hospitable to disciplined and active investment approaches over the last 14 months, dating back to the May 2, 2013 low for the 10-Year Treasury. This occasional strength could be seen in PMF’s results from the second half of 2013, when it outperformed its benchmark.
     Unlike the previous four years, 2014 got off to a slow, though still positive, start. This was not terribly surprising in the context of a highly bullish 2013, a year that saw no major corrections and enjoyed a particularly dynamic second half. The result was a nondescript opening quarter in which the Fund was up 0.3% versus a gain of 1.1% for the Russell 2000. The second quarter seemed similarly uninspired, though it was more volatile. Equities failed to establish any clear direction as the economy continued to grow slowly and a still-unresolved debate went on about whether or not stocks are overvalued or still have some room to run. This argument has so far been a low-intensity dispute, at least insofar as it has affected share prices. The same could be said for volatility, which has been low. Small-caps reached a first-half high on March 4, declining 9.1% through May 15. This was as close to a correction as stocks have come so far in 2014. Markets began to rally in May and continued doing so through the end of June. For the second quarter, PMF rose 1.7% while the Russell 2000 was up 2.0%.
     We have been very pleased to see value-oriented styles such as our own gradually narrow the performance gap over the last several months with their respective benchmarks and the passively managed portfolios and ETFs that mirror the indexes. While the Fund’s first-half results did not show this growing strength to the degree that we would like, results over the one-year period ended June 30, 2014 were more encouraging. We therefore remain resolute about PMF’s approach and optimistic about its long-term prospects. We were also happy that its longer-term performance advantages remained in place. The Fund outpaced the Russell 2000 for the one-, 10-, 15-, 20-, 25-, 30-, and 35-year periods ended June 30, 2014. PMF’s average annual total return for the 40-year period—all under the management of Chuck Royce—was 15.2%. We take great pride in this four-decade result.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Helmerich & Payne	0.33%

Unit Corporation	0.29

Pason Systems	0.22

Myriad Genetics	0.19

Westlake Chemical	0.18

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of PMF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

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Performance and Portfolio Review

     Although net losses were relatively light, the portfolio held a number of detractors clustered in the Industrials sector, a cyclical area that has seen some recovery in the small-cap market and where the Fund was overweight in the first half compared to the Russell 2000. Global supply chain logistics services and solutions company UTi Worldwide suffered from weaker freight-forwarding volumes and pricing. Combined with delays collecting receivables due to the implementation of a major new IT system in the U.S., this caused the company to violate its debt covenants, forcing an expensive and dilutive recapitalization. Liking its chances for a turnaround, we built our position in the first half. KBR, a Houston-based engineering and construction firm with global operations, saw its fiscal 2014 outlook reduced by cancellations and losses on some engineering and construction bids, as well as on pushed out start dates for certain LNG (liquefied natural gas) projects. We also liked its prospects for reversing its fortunes and added shares as its price slipped.
     As for those sectors that made a positive contribution in the first half, Energy stocks led by a wide margin, followed by solid net gains for Materials, Health Care, and Financials. Holdings in the Energy sector accounted for three of PMF’s five, five of its 10, and eight of its 20 top contributors. Helmerich & Payne, Unit Corporation, and Pason Systems are all long-term holdings. Along with other strong performers in the sector, they benefited from a revival of interest in energy stocks. Helmerich & Payne saw growth in demand for new rigs, confirming that its technologically superior offerings are driving market share gains for companies eager to reduce drilling costs by upgrading to its more efficient rigs. Unit Corporation operates as a contract driller and exploration and production company, among other energy-related businesses. Double-digit production growth, the introduction of a new advanced drilling rig, and continued strong performance from its midstream operations all helped to draw investors to its stock.

     Along with Industrials, Consumer Discretionary also had a small net loss in the first half. We increased our position in multiline women’s fashion business Ascena Retail Group as it endured a generally awful market for retail businesses. The company was more specifically challenged by depressed holiday results that did not improve as the year went on, particularly at Justice, a brand in the promotion-driven teen fashion space. The company is aiming for better results in the second half with revamped products for, and reduced inventory lead times at, Justice, increasing profitability from their plus-size brands, and cost reduction realizations.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

UTi Worldwide	-0.17%

Ascena Retail Group	-0.14

Advisory Board (The)	-0.12

KBR	-0.12

Barrett Business Services	-0.11

[1] Net of dividends.

ROYCE PENNSYLVANIA MUTUAL FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/78 (Russell 2000 Inception)

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$6,813 million

Number of Holdings	461

Turnover Rate	13%

Average Market Capitalization[1]	$1,922 million

Weighted Average P/E Ratio[2,3]	20.7x

Weighted Average P/B Ratio[2]	2.2x

U.S. Investments (% of Net Assets)	89.2%

Non-U.S. Investments (% of Net Assets)	9.6%

Symbol
Investment Class	PENNX
Service Class	RYPFX
Consultant Class	RYPCX
Institutional Class	RPMIX
R Class	RPMRX
K Class	RPMKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

PMF	1.09	17.16

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Quartile Breakpoint	1.20	16.80

[1]Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

The Fund produced lower volatility than the Russell 2000 and 50% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders  |  17

Royce Micro-Cap Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			1.02%

One-Year			18.91

Three-Year			4.17

Five-Year			14.13

10-Year			8.24

15-Year			11.23

20-Year			11.49

Since Inception (12/31/91)			12.43

ANNUAL EXPENSE RATIO

Operating Expenses			1.56%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2013	21.3%	2005	11.5%

2012	8.0	2004	15.8

2011	-12.1	2003	52.6

2010	30.1	2002	-13.4

2009	55.7	2001	23.1

2008	-40.9	2000	16.7

2007	7.1	1999	13.7

2006	22.3	1998	-3.3

TOP 10 POSITIONS % of Net Assets

Total Energy Services			1.4%

Patriot Transportation Holding			1.4

Kennedy-Wilson Holdings			1.3

Foster (L.B.) Company			1.2

Resources Connection			1.2

Universal Stainless & Alloy Products			1.1

Tesco Corporation			1.1

Stein Mart			1.1

Marten Transport			1.1

Gulf Island Fabrication			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			25.5%

Consumer Discretionary			14.9

Information Technology			14.4

Health Care			9.8

Materials			9.1

Energy			8.9

Financials			8.3

Consumer Staples			1.0

Utilities			0.1

Miscellaneous			4.8

Cash and Cash Equivalents			3.2

Manager’s Discussion
Royce Micro-Cap Fund (RMC) finished the year-to-date period ended June 30, 2014 with an advance of 1.0% versus respective gains of 1.6% for its benchmark, the Russell Microcap Index, and 3.2% for the small-cap Russell 2000 Index for the same period. Following a wonderfully bullish 2013, stocks as a group cooled down in the opening months of 2014, though returns for the most part remained solidly in the black. The Fund’s participation was more limited than we would prefer.
     The year began with many share prices accelerating at a slower pace than they did in the torrid second half of 2013. The Fund, however, fell out of step with the market as a whole—and micro-caps more specifically—during both that highly bullish phase and the more moderate market that ushered in 2014. The Fund was down 0.8% in the first quarter versus a gain of 3.0% for the Russell Microcap and 1.1% for the Russell 2000. The Fund’s results improved in the second quarter, which saw the year’s only correction so far. In fact, its performance from the interim small-cap high on March 4 through the end of June was better than both the micro-cap and small-cap indexes. This relative edge over the indexes played a major role in giving a boost to quarterly results. For the second quarter, RMC advanced 1.8% compared to a decline of 1.4% for the Russell Microcap and an increase of 2.0% for the Russell 2000.
     A look at longer-term periods showed a healthier advantage. The Fund outpaced the Russell Microcap for the 10-year period ended June 30, 2014. (Data for this index only goes back to June 30, 2000.) RMC also beat the Russell 2000 for the 15-, 20-year, and since inception (12/31/91) periods ended June 30, 2014. The Fund’s average annual total return since inception was 12.4%. We remain proud of RMC’s long-term performance record.
     The Fund’s overweight in Energy was a factor as 2014 wore on—the sector’s strong second-quarter results made it the portfolio’s top-performing sector for the year-to-date period ended June 30, 2014. In the micro-cap space we have invested in a larger number of E&P (exploration & production) companies and energy services businesses. While the former are often more volatile, we have found a number of conservatively capitalized services companies that we think are well-managed businesses. We believe that Triangle Petroleum offers an interesting high risk/high reward example in the E&P space. A Denver-based E&P business, its share price was volatile through much of the first half,

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Furiex Pharmaceuticals	0.43%

VASCO Data Security International	0.40

Super Micro Computer	0.33

Triangle Petroleum	0.32

Kennedy-Wilson Holdings	0.27

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

18  |  The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

though its overall direction was up. Moving quickly, in just two years, from exploration to production helped attract interest in the stock. We liked its prospects going forward, modestly trimming our shares in the first half.
     The Fund’s top performer was Furiex Pharmaceuticals, which was acquired by Forest Laboratories at a healthy premium. The announcement came in April, when we sold our position. We were drawn first to its royalty and revenues on two approved drugs and to promising results for an IBS (irritable bowel syndrome) drug. VASCO Data Security International specializes in bank security and develops security systems to secure and manage access to user digital assets. Its stock made two significant upticks in the first half. In February, its shares rose on better-than-expected fourth quarter of 2013 earnings and a strong outlook for fiscal 2014. Increased revenues and ongoing earnings strength saw the shares getting another major boost late in April, especially with HSBC, USA, its customer, offering VASCO authentication solutions to its retail customers.
     A disappointing holiday season and a miserably cold winter spelled tough times for many consumer stocks in both the Discretionary and Staples sectors. Seeing better times ahead, we held onto our shares of Shoe Carnival, a family footwear retailer based in Indiana. The company has a history of strong top-line growth and what we think are reasonable and intelligent plans to both grow and improve its business. It was RMC’s eleventh-largest holding at the end of June. After a very successful 2013, we were not shocked to see some pullback for transportation and real estate business Patriot Transportation Holding. The stock is thinly traded and tightly held, so transactions tend to have an outsized effect on its shares. Earnings cooled down a bit during the first half, but we think its core strategic business realignment remains on track.
     Over the past several years, we have been finding some of the most attractive micro-cap valuations in more economically sensitive sectors. Two of the Fund’s three larger sector weightings at the end of the period reflected this, with Industrials at 25.5% and Information Technology at 14.4%. The portfolio also remained overweight versus the Russell Microcap in other cyclical sectors, most notably Energy and Materials. Our view is that many portfolio holdings in these (and other) sectors can benefit from a faster-growing economy in which the Fed’s quantitative easing program comes to a close and interest rates are rising. Such an environment is likely to reward disciplined active approaches that focus on fundamentals such as strong balance sheets and high returns on invested capital. So while we remain frustrated by the Fund’s recent performance record, we are confident in its prospects going forward.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Shoe Carnival	-0.39%

Patriot Transportation Holding	-0.25

Destination Maternity	-0.24

TGC Industries	-0.24

Global Power Equipment Group	-0.23

[1] Net of dividends.

ROYCE MICRO-CAP FUND VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$736 million

Number of Holdings	205

Turnover Rate	10%

Average Market Capitalization[1]	$433 million

Weighted Average P/E Ratio[2,3]	22.0x

Weighted Average P/B Ratio[2]	1.7x

U.S. Investments (% of Net Assets)	82.2%

Non-U.S. Investments (% of Net Assets)	14.6%

Symbol
Investment Class	RYOTX
Service Class	RMCFX
Consultant Class	RYMCX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RMC	0.83	17.86

Russell Microcap	1.04	19.40

Category Median	1.07	18.88

Best Quartile Breakpoint	1.19	17.24

[1]Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 18 micro-cap objective funds (oldest class only) with at least five years of history.

The Fund produced lower volatility than the Russell Microcap and 50% of micro-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders  |  19

Royce Premier Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			7.33%

One-Year			27.08

Three-Year			11.63

Five-Year			18.57

10-Year			11.07

15-Year			12.07

20-Year			12.62

Since Inception (12/31/91)			12.73

ANNUAL EXPENSE RATIO

Operating Expenses			1.09%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2013	27.7%	2005	17.1%

2012	11.4	2004	22.8

2011	-0.9	2003	38.7

2010	26.5	2002	-7.8

2009	33.3	2001	9.6

2008	-28.3	2000	17.1

2007	12.7	1999	11.5

2006	8.8	1998	6.7

TOP 10 POSITIONS % of Net Assets

Myriad Genetics			3.6%

Thor Industries			3.4

Alleghany Corporation			2.9

Lincoln Electric Holdings			2.8

Woodward			2.8

Unit Corporation			2.6

Kennedy-Wilson Holdings			2.1

Westlake Chemical			2.0

Trican Well Service			2.0

Cirrus Logic			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			24.2%

Information Technology			18.2

Materials			11.0

Consumer Discretionary			10.6

Financials			10.3

Energy			9.8

Health Care			8.0

Consumer Staples			4.8

Miscellaneous			0.9

Cash and Cash Equivalents			2.2

Managers’ Discussion
The kind of well-run, fundamentally solid, and profitable companies that we typically seek for the portfolio of Royce Premier Fund (RPR) have not been consistent market leaders over the last several years. But you wouldn’t know that by looking at the Fund’s first-half results. For the year-to-date period ended June 30, 2014, RPR increased 7.3%, more than doubling the 3.2% gain of its small-cap benchmark, the Russell 2000 Index, over the same period. We refer to stocks with the characteristics listed above as quality companies, and they have been performing better by fits and starts dating back to the spring of 2012. Most rallies over that same period, however, have generally been better for lower-quality, faster-growing stocks or those with high yields. That held true for the small-cap market through 2014’s first six months, though RPR’s first-quarter advantage and, more important, its strong showing through the year’s only correction allowed it to cruise past its benchmark.
      The first quarter saw an extension of the bull run that made 2013 such a terrific year for equities in general, though the pace was much slower. The Fund beat the small-cap index in the year’s opening quarter, up 1.8% compared to a 1.1% gain for the benchmark. The Russell 2000 reached its year-to-date high on March 4, falling 9.1% through May 15. This made April a bearish month for the index, but the Fund escaped 2014’s cruelest month with a small gain. When small-caps began to reverse course in mid-May, RPR continued to advance. Although it slightly trailed the index in May and June, the Fund easily outpaced the Russell 2000 in the second quarter, gaining 5.5% versus 2.0% for the benchmark.
     RPR’s strong first half helped to create an advantage over the small-cap index for the one-year period ended June 30, 2014 (+27.1% versus +23.6%). While the Fund lagged the Russell 2000 through recent market cycles as well as for the three- and five-year periods ended June 30, 2014, we are confident that this pattern is beginning to shift. Based on the normalization and expansion of the economy, we believe stocks are entering a more congenial phase for active managers who focus on quality companies and have a long-term investment horizon. RPR outperformed the Russell 2000 for the 10-, 15-, 20-year, and since inception (12/31/91) periods ended June 30, 2014. The Fund’s average annual total return for the since inception period was 12.7%, a long-term record in which we take great pride.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Myriad Genetics	1.80%

Zebra Technologies Cl. A	0.78

Westlake Chemical	0.77

Unit Corporation	0.75

Trican Well Service	0.57

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RPR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

20  |  The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

     Even in a strong performance period, not everything goes well—small net losses came from the Consumer Discretionary and Consumer Staples sectors. Housed in the latter sector, Nu Skin Enterprises makes and distributes personal care products and was the Fund’s top contributor in 2013. In the first half of 2014, however, it led all of the portfolio’s detractors by a sizable margin. The company encountered trouble when a report in a Chinese newspaper alleged that it was running a pyramid scheme back in January. Nu Skin then voluntarily suspended promotional meetings and new sales representative signups before paying modest fines to Chinese regulators in March. The firm also tightened its training procedures. Its shares recovered a bit before falling again in May, as opinion seemed divided as to whether this episode would register a short- or long-term effect on its global business, about a third of which is based in China. We were hopeful at the end of June that the company could eventually return to its former condition.
     Six equity sectors made net contributions to first-half returns, with Health Care out in front, driven in large part by the terrific results for molecular diagnostic company Myriad Genetics, which was among the portfolio’s five largest detractors in 2013 when we substantially increased our position. The company specializes in genetic testing for cancer and ended last year facing increased competition, particularly in breast cancer screening tests, and some still unresolved reimbursement issues that remained under federal review at the end of December. It was also facing skepticism from some quarters about the fallout from a June 2013 Supreme Court decision that genes could not be patented. Our take was that neither the high court ruling nor the increased competition would hurt the firm’s long-term health. We see the quality of its predictive tests as the industry’s gold standard, so we were quite pleased to see it continue to execute successfully (and profitably), as well as make a savvy acquisition of Crescendo Bioscience, in the first half. The acquisition diversifies Myriad’s already promising pipeline. It was the Fund’s largest holding at the end of June.
     The Energy, Information Technology, Materials, and Financials sectors also posted solid net gains in the first half. Zebra Technologies manufactures specialized printers, including direct thermal and thermal transfer label printers and radio frequency identification (RFID) printers and encoders. The firm announced strong fiscal fourth-quarter results early in 2014 that showed accelerating demand for its bar code printers and consumables after a period of channel destocking. It’s shares jumped again in April on news of Zebra’s announcement of its intent to purchase Motorola Solutions’ enterprise business, which adds mobile computing and data capture to the firm’s existing portfolio of technologies. We were happy to hold a good-sized stake in the stock at the end of the period.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Nu Skin Enterprises Cl. A	-1.16%

Medicines Company (The)	-0.44

UTi Worldwide	-0.39

Towers Watson & Co. Cl. A	-0.27

Wolverine World Wide	-0.22

[1] Net of dividends.

ROYCE PREMIER FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/91

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$6,914 million

Number of Holdings	71

Turnover Rate	4%

Average Market Capitalization[1]	$2,895 million

Weighted Average P/E Ratio[2,3]	21.4x

Weighted Average P/B Ratio[2]	2.4x

U.S. Investments (% of Net Assets)	85.5%

Non-U.S. Investments (% of Net Assets)	12.3%

Symbol
Investment Class	RYPRX
Service Class	RPFFX
Consultant Class	RPRCX
Institutional Class	RPFIX
W Class	RPRWX
R Class	RPRRX
K Class	RPRKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RPR	1.11	16.67

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Quartile Breakpoint	1.20	16.80

[1]Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (lowest expense class only) with at least five years of history.

The Fund beat the Russell 2000 on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 75% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders  |  21

Royce Low-Priced Stock Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			9.03%

One-Year			24.64

Three-Year			2.08

Five-Year			13.69

10-Year			7.38

15-Year			10.66

20-Year			12.36

Since Inception (12/15/93)			11.82

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.51%

Net Operating Expenses			1.49

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2013	12.9%	2005	9.7%

2012	4.5	2004	13.6

2011	-14.6	2003	44.0

2010	31.5	2002	-16.3

2009	53.6	2001	25.1

2008	-36.0	2000	24.0

2007	2.3	1999	29.8

2006	19.0	1998	2.4

TOP 10 POSITIONS % of Net Assets

Acacia Research			2.0%

Value Partners Group			2.0

Ashmore Group			2.0

Kennedy-Wilson Holdings			2.0

Unit Corporation			1.9

Medicines Company (The)			1.9

Calfrac Well Services			1.9

MKS Instruments			1.9

Cirrus Logic			1.9

Myriad Genetics			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			21.4%

Materials			15.5

Industrials			15.3

Consumer Discretionary			12.9

Energy			12.4

Financials			12.1

Health Care			3.9

Consumer Staples			3.3

Utilities			0.3

Miscellaneous			1.7

Cash and Cash Equivalents			1.2

Manager’s Discussion
We were very pleased with the strong first half enjoyed by Royce Low-Priced Stock Fund (RLP) on both an absolute and relative basis. The Fund gained an impressive 9.0% for the year-to-date period ended June 30, 2014, almost tripling the 3.2% increase for its small-cap benchmark, the Russell 2000 Index, for the same period.
     The Fund got off to a strong start that slackened only briefly when small-caps were enduring their only correction of the year thus far between March 4 (the year-to-date high for the Russell 2000) and May 15. Otherwise, it was smooth sailing, a welcome and encouraging development after several years of relative performance disappointments for the portfolio. After a magnificently bullish 2013, the pace of equity returns slowed as 2014 got under way. RLP was up 2.1% in the first quarter, outpacing the small-cap index, which rose 1.1%. The down phase that began in early March gave many investors pause, wondering what the effects might be of awful winter weather, a new Federal Reserve chair, and worrisome geopolitical happenings. As it happens, stocks as a whole rallied and small-cap results were largely positive from mid-May through the end of June. For the second quarter, which included the bulk of the brief corrective phase, RLP advanced 6.8% while the Russell 2000 was up 2.0%.
     We were happy to see the Fund rebound at a time when the economy is both growing and returning to something like the “Old Normal” with the role of the Fed gradually diminishing. Such an environment looks promising in our view for active and disciplined managers who emphasize long-term time spans and absolute returns. RLP outpaced the Russell 2000 for the 15-, 20-year, and since inception (12/15/93) periods ended June 30, 2014. The Fund’s average annual total return since inception was 11.8%. We remain proud of RLP’s long-term performance record.
     Over the last five years, we have been building positions in several economically sensitive, cyclical sectors, including Energy, Industrials, Materials, and InformationTechnology. Going back as far as 2009 in some instances, many stocks in these areas looked strong to us on both an absolute and relative basis, in particular based upon balance sheet strength, returns on invested capital, and P/E ratios. Through the first half of 2013, many of the companies that

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Myriad Genetics	1.36%

Pretium Resources	0.81

Trican Well Service	0.64

Industrias Bachoco ADR	0.62

Unit Corporation	0.60

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2015. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

22 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review
we liked in these sectors, such as Canadian energy services businesses, had not yet seen much, if any, share price recovery. This began to turn around in the second half of last year. Coupled with declining correlation levels across all equity asset classes, these developments left us feeling very confident in the ongoing prospects for many of our holdings in cyclical sectors.
     The four sectors previously mentioned made the greatest net contributions to results for the year-to-date period. Energy led by a good-sized margin, driven by robust results for several long-term holdings in the energy equipment & services industry, where the bulk of the portfolio’s positions in that sector are slotted. Trican Well Service is the largest pressure pumping service provider in Canada and a leading fracturing company in Russia, with growing operations in the U.S., Kazakhstan, Algeria, Saudi Arabia, Colombia, and Australia. RLP’s twelfth largest holding at the end of June, the company benefited from a recovery in the demand for its services in Canada and the U.S. for fracking and other well-related services. We have long liked the diversified business of top-five position Unit Corporation, which is involved in exploring for oil and natural gas, acquiring oil and gas properties, contract drilling of onshore oil and natural gas wells, and the gathering and processing of natural gas. Its broad-based activities have historically made it hard to pigeonhole as most energy businesses focus on only one of these endeavors. Unit has shown over the years that it can be successful at all of them, and its steady execution across each business line made it an attractive target when Energy stocks began to show signs of life in 2013.
     Outside of the Energy sector, we were very pleased with the comeback of Myriad Genetics. A molecular diagnostic company that specializes in genetic testing for cancer, its share price fell rapidly in the wake of a mixed ruling from the Supreme Court in June 2013, which held that human genes cannot be patented. Many investors were concerned that the company would struggle to compete or be profitable in the light of this decision. The stock began to recover in the first quarter of 2014. Though its price was a bit volatile during the second quarter, we remain confident. It remains, in our view, a leader in genetic testing with a variety of industry-standard tools for detecting hereditary cancer risk. Fiscal third-quarter revenues, announced in May, were up, helping to make fiscal 2014 nicely profitable. As for those holdings that struggled, we also remain confident in the long-term prospects for personal skin care product maker and distributor Nu Skin Enterprises. The company resolved some distribution issues in China, which accounts for about a third of its growing global business, by paying a small fine.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Nu Skin Enterprises Cl. A	-0.69%

E-House (China) Holdings ADR	-0.58

Medicines Company (The)	-0.50

Alamos Gold	-0.34

Luk Fook Holdings (International)	-0.30

[1] Net of dividends.

ROYCE LOW-PRICED STOCK FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1,100 million

Number of Holdings	100

Turnover Rate	4%

Average Market Capitalization[1]	$1,299 million

Weighted Average P/E Ratio[2,3]	21.1x

Weighted Average P/B Ratio[2]	1.8x

U.S. Investments (% of Net Assets)	61.3%

Non-U.S. Investments (% of Net Assets)	37.5%

Symbol
Investment Class	RLPHX
Service Class	RYLPX
Institutional Class	RLPIX
R Class	RLPRX
K Class	RLPKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (26% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RLP	0.74	19.80

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Quartile Breakpoint	1.20	16.80

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 23

Royce Total Return Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			2.74%

One-Year			20.87

Three-Year			13.34

Five-Year			18.28

10-Year			8.72

15-Year			10.19

20-Year			11.92

Since Inception (12/15/93)			11.57

ANNUAL EXPENSE RATIO

Operating Expenses			1.18%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2013	32.8%	2005	8.2%

2012	14.4	2004	17.5

2011	-1.7	2003	30.0

2010	23.5	2002	-1.6

2009	26.2	2001	14.8

2008	-31.2	2000	19.4

2007	2.4	1999	1.5

2006	14.5	1998	4.8

TOP 10 POSITIONS % of Net Assets

E-L Financial			1.0%

Bank of Hawaii			0.9

Trinity Industries			0.9

Federated Investors Cl. B			0.9

AllianceBernstein Holding L.P.			0.9

Cabot Corporation			0.9

Tennant Company			0.9

Markel Corporation			0.9

HEICO Corporation			0.8

Alleghany Corporation			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			25.8%

Industrials			19.8

Consumer Discretionary			12.2

Materials			10.2

Information Technology			8.3

Health Care			6.0

Energy			4.9

Utilities			3.2

Consumer Staples			2.6

Telecommunication Services			0.8

Diversified Investment Companies			0.1

Miscellaneous			1.8

Cash and Cash Equivalents			4.3

Managers’ Discussion
By doing largely what we would expect it to do, Royce Total Return Fund (RTR) finished the first half of 2014 with a solid absolute result that nonetheless fell short of its benchmark. The Fund gained 2.7% for the year-to-date period ended June 30, 2014 versus a 3.2% increase for its small-cap benchmark, the Russell 2000 Index, for the same period.
     For the majority of small-caps, performance in the first half was more muted than it was in 2013, which was as dynamic a year as we have seen for stocks since the initial phase of the post-Financial Crisis recovery in 2009. Following last year’s very bullish second half, the slackening of the pace in 2014’s first quarter was not surprising. However, we were disappointed that small- and micro-cap dividend payers did not perform better. RTR rose 0.5% in the first quarter. Volatility, which has been quite low throughout the last 18 months, returned briefly to the small-cap market in early March and persisted through mid-May, making the second quarter a relatively more unsettled period. Equities rallied through the end of May and all of June, undoing the bearish effect. We were pleased to see the Fund narrowly outpace its benchmark during the second quarter, up 2.2% versus 2.0% for the small-cap index. RTR’s pronounced advantage from the 2014 small-cap high on March 4 through the end of June was key to this advantage. (More market cycle results can be found on page 6.)
     We have been pleased with the Fund’s performance in more volatile markets over the last two-plus years even as we acknowledge that returns for dividend-paying small-caps during this otherwise mostly bullish period have lagged those for small companies that do not, as well as for the small-cap benchmark as a whole. Small-cap stocks are an asset class in which volatility can be high while dividends are often ignored. We take a typically contrarian view, seeing dividends as a key link on a company’s capital allocation chain. We also see the potential attraction for the sort of conservatively capitalized, dividend-paying small-cap companies that we seek for RTR’s portfolio going forward: As the Fed’s quantitative easing winds down and interest rates begin to rise, we expect economic growth to pick up speed with a consequent focus on fundamentals from investors.
     For periods ended June 30, 2014, the long-term performance advantage remained with dividend payers in the small-cap asset class, as did lower overall volatility as measured by

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Trinity Industries	0.41%

Helmerich & Payne	0.25

AllianceBernstein Holding L.P.	0.19

Franco-Nevada Corporation	0.18

Chemed Corporation	0.17

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RTR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

24 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

standard deviation. It was unsurprising, then, that RTR outperformed the Russell 2000 for the 10-, 15-, 20-year, and since inception (12/15/93) periods ended June 30, 2014. The Fund’s average annual total return since inception was 11.6%, a long-term record that gives us great pride.
     Nine of RTR’s 11 equity sectors finished the first half in the black. Financials and Energy led all of the Fund’s sectors while Consumer Discretionary and Consumer Staples holdings as a whole detracted from first-half results. Contributions at the industry level were broad based. Machinery led by a good-sized margin, its results driven by Trinity Industries, a mid-cap company that was RTR’s top-performing holding for the semiannual period. Trinity provides products and services for the energy, transportation, chemical, and construction industries in the U.S., Canada, Mexico, the U.K., Singapore, and Sweden. Liking its core business and dividend, we have owned shares since 2001. Pleased to watch its share price rise more or less steadily over the last five years, we particularly enjoyed the boosts its stock received at different points in the first half when the firm announced some canny acquisitions, record fiscal fourth-quarter and full-year 2013 earnings, an increase in its dividend, and a 2-for-1 stock split. We began to take gains in May.
     Helmerich & Payne is an oil and gas contract driller that provides drilling rigs, equipment, personnel, and camps on a contract basis. It’s a long-time holding that we have owned for more than a decade in RTR’s portfolio. Its edge lies in the superiority of its drilling fleet, which has helped the firm to remain profitable even in periods that were more challenging for the energy industry than the first half of 2014. We reduced our stake while its stock price was gushing. Improved operating results, better portfolio performances, and increased assets under management all helped the share price of investment manager AllianceBernstein Holding L.P., another long-term holding, to shine in the first half.
     Individual stock losses were mostly modest. Nu Skin Enterprises was embroiled in allegations made in January by a Chinese newspaper that it was running a pyramid scheme. Although by March the firm had paid a small fine and revamped its training procedures, short-term results were challenged. We were re-evaluating our long-term outlook for this personal product manufacturer and distributor, hopeful that its global business could eventually resume its formerly healthy pace of growth. We built our position in Ascena Retail Group, a multiline women’s fashion retailer. Like many in its industry, the firm endured lousy results owing to poor holiday sales and frigid winter weather. We believe that it can rebound.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Nu Skin Enterprises Cl. A	-0.23%

Ascena Retail Group	-0.14

Balchem Corporation	-0.13

Ethan Allen Interiors	-0.12

American Eagle Outfitters	-0.12

[1] Net of dividends.

ROYCE TOTAL RETURN FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$5,219 million

Number of Holdings	510

Turnover Rate	9%

Average Market Capitalization[1]	$2,306 million

Weighted Average P/E Ratio[2,3]	18.4x

Weighted Average P/B Ratio[2]	2.0x

U.S. Investments (% of Net Assets)	83.5%

Non-U.S. Investments (% of Net Assets)	12.2%

Symbol
Investment Class	RYTRX
Service Class	RYTFX
Consultant Class	RYTCX
Institutional Class	RTRIX
W Class	RTRWX
R Class	RTRRX
K Class	RTRKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RTR	1.25	14.20

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Decile Breakpoint	1.28	15.64

[1] Five years ended 6/30/14. Category Median and Best Decile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 90% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 25

Royce Heritage Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			2.90%

One-Year			18.49

Three-Year			8.57

Five-Year			16.91

10-Year			9.43

15-Year			11.24

Since Inception (12/27/95)			13.78

ANNUAL EXPENSE RATIO

Operating Expenses			1.49%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2013	26.0%	2005	8.7%

2012	14.3	2004	20.4

2011	-9.3	2003	38.1

2010	27.5	2002	-18.9

2009	51.8	2001	20.5

2008	-36.2	2000	11.7

2007	1.2	1999	41.7

2006	22.6	1998	19.5

TOP 10 POSITIONS % of Net Assets

Copart			2.4%

KKR & Co. L.P.			1.5

Reliance Steel & Aluminum			1.4

Expeditors International of Washington			1.4

DENTSPLY International			1.3

Ritchie Bros. Auctioneers			1.2

Transocean			1.1

Diodes			1.1

Rogers Corporation			1.0

Coherent			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			24.9%

Information Technology			18.0

Financials			15.4

Materials			10.5

Consumer Discretionary			9.4

Energy			5.1

Health Care			4.8

Consumer Staples			0.6

Utilities			0.1

Miscellaneous			4.4

Cash and Cash Equivalents			6.8

Managers’ Discussion
In 2013, Royce Heritage Fund (RHF) did fine on an absolute basis but disappointed on a relative basis. During the first half of 2014, it did much the same, though it managed to slightly narrow the gap with its benchmark. The Fund rose 2.9% for the year-to-date period ended June 30, 2014, trailing its benchmark, the small-cap Russell 2000 Index, which gained 3.2% for the same period.
     The first quarter, in which RHF rose 0.5%, was positive for most equities. However, the pace of returns slowed considerably following the fast-paced bull run that lasted through most of 2013, particularly during its last seven months. A new Fed chair, miserable winter weather through much of the eastern part of the U.S., and ongoing concerns about the pace of economic growth all gave investors pause at one point or another in 2014’s opening months. There was not enough anxiety, however, to reverse the course of the upswing—it only caused the bull to slow his pace. Small-caps reached an interim high on March 4 and the ensuing correction lasted into mid-May before shares began to rally again. We were pleased that the Fund outpaced the Russell 2000 from this early March high through the end of June. (More market cycle results can be found on page 6.)
     The Fund climbed 2.4% compared to a 2.0% increase for the Russell 2000 for the second quarter. The market rewarded lower-quality companies in the first quarter and during the low-key rally that closed out the first half, while higher-quality companies (mostly in the form of profitability and/or high returns on invested capital) led during the short correction. We think investors are attempting to sort out both the present and future in an economic climate in which the Fed is gradually stepping back. To us, the economy looks poised for faster growth. We believe this should benefit disciplined active approaches such as our own that emphasize absolute returns and a long-term investment horizon.
     We were pleased that the Fund stayed ahead of the Russell 2000 for longer-term periods. RHF beat its benchmark for the 10-, 15-year, and since inception (12/27/95) periods ended June 30, 2014. The Fund’s average annual total return since inception was 13.8%, a long-term record in which we take great pride.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Helmerich & Payne	0.30%

Pan American Silver	0.25

Pason Systems	0.24

Signet Jewelers	0.22

AllianceBernstein Holding L.P.	0.22

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Shares of RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

26 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

      Effective May 1, 2014, the Fund may now invest in companies with market capitalizations up to $15 billion (up from $5 billion). This offers more potential exposure to the full range of mid-cap securities, an area of the market in which we have taken more interest over the last several years.
     The precious metals mining industry suffered through a brutal 2013, with respective declines of 36% and 28% in silver and gold prices conspiring with rising operational costs to make things truly awful. Valuations for several companies dropped to levels comparable to or lower than those of the market bottom in early 2009. All of this made us very pleased to see the industry rebound strongly during the first half of 2014. Dividend-paying silver miner Pan American Silver was the standout in the group. This still short-term recovery—along with nicely positive results for chemical companies—helped to give Materials top honors among the portfolio’s sector performances in the first half of 2014. Financials, Information Technology, and Energy also posted notable net gains for the semiannual period. The top-performing industry groups were energy equipment & services and capital markets, two areas of near-perennial interest to us. Two companies with what we regard as distinct technological advantages were major contributors in the energy equipment & services group. Helmerich & Payne is a contract driller with a specialty in high-tech drilling rigs that were in increasingly high demand as drilling activity picked up. Pason Systems makes instrumentation systems for on-land and offshore rigs that relay data, which improves drilling efficiency. More drilling activity and improved daily rental rates for its rig connectivity and remote diagnostics products were keys to its first-half success, as was the favorable outlook based on its pipeline of new products. Asset manager AllianceBernstein Holding L.P., which saw improvements in both portfolio performance and assets under management, was the leader in capital markets.
     UTi Worldwide is a global supply chain logistics services and solutions company. The firm suffered through a series of problems, including the violation of its debt covenants, which led to an expensive and dilutive recapitalization. We held our shares in the hopes of a rebound. We also made a modest trim to our stake in engineering and construction business KBR during the first quarter in the belief that the company can recover from cancellations and losses of projects as well as the pushed-out start dates for some of its LNG (liquefied natural gas) ventures. We sold our stake in cloud-based technology services and software business Support.com after management embarked on shifts in strategy which had us question our original investment thesis. We were content to hold shares of footwear retailer Wolverine World Wide as many retailers were faced with declining business owing to poor retail traffic that we deemed temporary in nature.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

UTi Worldwide	-0.29%

KBR	-0.22

Support.com	-0.19

Wolverine World Wide	-0.18

Patriot Transportation Holding	-0.16

[1] Net of dividends.

ROYCE HERITAGE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/95

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$378 million

Number of Holdings	206

Turnover Rate	18%

Average Market Capitalization[1]	$3,000 million

Weighted Average P/E Ratio[2,3]	21.8x

Weighted Average P/B Ratio[2]	2.6x

U.S. Investments (% of Net Assets)	69.1%

Non-U.S. Investments (% of Net Assets)	24.1%

Symbol
Investment Class	RHFHX
Service Class	RGFAX
Consultant Class	RYGCX
R Class	RHFRX
K Class	RHFKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RHF	0.98	17.53

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Quartile Breakpoint	1.20	16.80

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 27

Royce Opportunity Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			3.02%

One-Year			24.76

Three-Year			15.43

Five-Year			23.48

10-Year			9.53

15-Year			12.89

Since Inception (11/19/96)			13.62

ANNUAL EXPENSE RATIO

Operating Expenses			1.17%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2013	43.5%	2005	4.8%

2012	22.6	2004	17.5

2011	-13.0	2003	72.9

2010	33.8	2002	-17.0

2009	62.1	2001	17.3

2008	-45.7	2000	19.8

2007	-2.0	1999	32.3

2006	18.8	1998	4.9

TOP 10 POSITIONS % of Net Assets

Sanmina Corporation			0.9%

NCI Building Systems			0.8

Microsemi Corporation			0.7

OM Group			0.7

Commercial Metals			0.7

Dana Holding Corporation			0.7

Kaiser Aluminum			0.7

Ingram Micro Cl. A			0.7

International Rectifier			0.7

RTI International Metals			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			26.9%

Industrials			19.2

Consumer Discretionary			13.0

Financials			10.6

Materials			8.6

Energy			5.8

Health Care			4.6

Consumer Staples			0.9

Telecommunication Services			0.6

Miscellaneous			3.1

Cash and Cash Equivalents			6.7

Managers’ Discussion
After a record of terrific results on both an absolute and relative basis over the last several years, Royce Opportunity Fund (ROF) took a slight breather, at least on a relative basis, in the first half of 2014. The Fund advanced 3.0% for the year-to-date period ended June 30, 2014, slightly underperforming its small-cap benchmark, the Russell 2000 Index, which rose 3.2% for the same period. This was not a matter of great concern to us, considering both the narrow gap in first-half results between ROF and the small-cap index and the fact that the correction that hit the market between the 2014 small-cap high on March 4 and May 15 presented some buying opportunities, particularly among micro-cap stocks that were hurt more than many larger small-cap businesses.
      The year began on the same bullish note on which 2013 ended, though in a much softer tone. For the first quarter, the Fund was up 3.5%. This strong performance helped to mitigate the effect of the subsequent down phase. The correction that began in early March was tougher on the Fund than on its benchmark, though it was consistent with much of what was happening with micro-cap companies. ROF thus yielded ground to the small-cap index in the second quarter, when it fell 0.5% while the Russell 2000 rose 2.0%.
     This did nothing to hurt the Fund’s relative advantage over longer time periods. ROF beat the Russell 2000 for the one-, three-, five-, 10-, 15-year, and since inception (11/19/96) periods ended June 30, 2014. The Fund also held a performance edge through recent market cycle periods. (Market cycle results can be found on page 6.) ROF’s average annual total return since inception was 13.6%. We remain quite proud of the Fund’s long-term results on both an absolute and relative basis.
     Our historical practice has been to act in a very deliberate and disciplined manner in managing the portfolio’s assets. In the first half, this meant selling many of the portfolio’s strong performers to more momentum-based investors. We think this is a prudent strategy, as it allows us to purchase companies at the attractively low P/B and price-to-sales ratios that make holdings statistically valid for the portfolio. Many of these newer holdings (or additional shares of existing holdings that have not yet reversed course) endured tough times throughout the second quarter. While disappointing on a short-term basis, we were

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

SunEdison	0.42%

Albany Molecular Research	0.36

Tower International	0.35

Basic Energy Services	0.30

Sanmina Corporation	0.26

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of ROF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

28 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

comfortable with these decisions. It is always important to pare back portfolio successes and use those proceeds in an attempt to set the portfolio up for future growth. Another related reason behind this approach is the absolute importance of maintaining what we believe is a reasonable valuation level for the portfolio taken as a whole.
     Many of these purchases were in technology, housing, and non-residential construction, including M.D.C. Holdings, William Lyon Homes, M/I Homes, and TRI Pointe Homes. Information Technology was the Fund’s largest sector weighting at the end of June and its largest net gainer for the semiannual period. We remain confident in the prospects for many tech-based industries. Higher corporate profitability looks likely to trigger a round of long-overdue CAPEX spending. The market for PCs has been improving of late. There are also a number of new devices and related technologies due for release in the next year or so on the already robust tablet and mobile fronts. This could result in simultaneously strong markets for PCs, mobile devices, and tablets, which would be excellent news for much of the sector—and many of our holdings within it. The housing market continues to grow and looks to us as though it is in an extended cycle while non-residential construction looks poised for a long-term recovery following pretty dismal results in 2013, with building activity on the rise so far in 2014.
      Two of 2013’s top contributors continued their winning ways in the first half. SunEdison produces electronic-grade polysilicon used for electronics, solar cells, and film devices while also developing solar power projects. The demand for solar technology keeps heating up, with improved technological efficiency helping to lower costs. Tower International runs a global business manufacturing metal automotive components for OEMs (original equipment manufacturers). Demand has held up well worldwide and is rapidly growing in Asia, helping its share price to keep accelerating. Albany Molecular Research benefited from the growing trend toward outsourcing medical research.
     As for those holdings that struggled in the first half, we chose to hold shares of Quiksilver, a youth-oriented apparel and footwear maker that operates under its own brand name as well as Roxy and DC. Like so many retailers, it suffered through an awful first half. We like the way it handled the challenges it faced and its new management. Walter Energy produces metallurgical coal and continued to suffer in the wake of China’s sluggish economy, which led us to reduce our position.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Quiksilver	-0.36%

Walter Energy	-0.21

Extreme Networks	-0.19

VOXX International Cl. A	-0.19

Molycorp	-0.17

[1] Net of dividends.

ROYCE OPPORTUNITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 11/19/96

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$2,595 million

Number of Holdings	323

Turnover Rate	19%

Average Market Capitalization[1]	$833 million

Weighted Average P/B Ratio[2]	1.5x

U.S. Investments (% of Net Assets)	89.1%

Non-U.S. Investments (% of Net Assets)	4.2%

Symbol
Investment Class	RYPNX
Service Class	RYOFX
Consultant Class	ROFCX
Institutional Class	ROFIX
R Class	ROFRX
K Class	ROFKX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

ROF	1.06	22.37

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Quartile Breakpoint	1.20	16.80

[1] Five years ended 6/30/14 Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 29

Royce Special Equity Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			0.16%

One-Year			15.27

Three-Year			13.21

Five-Year			16.16

10-Year			8.61

15-Year			11.23

Since Inception (5/1/98)			10.03

ANNUAL EXPENSE RATIO

Operating Expenses			1.13%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2013	29.4%	2005	-1.0%

2012	15.4	2004	13.9

2011	0.1	2003	27.6

2010	19.6	2002	15.3

2009	28.4	2001	30.7

2008	-19.6	2000	16.3

2007	4.7	1999	-9.6

2006	14.0

TOP 10 POSITIONS % of Net Assets

Minerals Technologies			5.4%

UniFirst Corporation			4.9

Finish Line (The) Cl. A			4.4

AVX Corporation			4.2

Bed Bath & Beyond			3.9

Schweitzer-Mauduit International			3.5

EnerSys			3.4

Plantronics			3.3

Children’s Place			3.2

Standard Motor Products			3.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			28.5%

Industrials			21.6

Information Technology			15.2

Materials			12.3

Consumer Staples			7.0

Health Care			3.1

Cash and Cash Equivalents			12.3

Manager’s Discussion
First-half results for Royce Special Equity Fund (RSE) were somewhat disappointing on a relative basis. The Fund was up 0.2% for the year-to-date period ended June 30, 2014 compared to a gain of 3.2% for its small-cap benchmark, the Russell 2000 Index, during the same period. In the context of a market in which many companies with no earnings, no dividend, and other lower-quality attributes continued to outperform, this was not entirely surprising.
      The strength of low quality was particularly evident in the first quarter. Although equity performance was generally positive, returns were well off the pace established in 2013, especially in last year’s second half. The Fund, however, had little participation and was down in the first quarter, falling 0.8% versus a gain of 1.1% for the Russell 2000. Several specialty retailers headed up the list of detractors in the Consumer Discretionary sector. The sector’s negative effect on first-quarter returns was exacerbated by its significant overweight versus the Russell 2000. However, as the economy continues to improve (as we believe it will), this will change, perhaps dramatically. The outlook for consumer spending looks healthy as a result of tame inflation, still restrained mortgage rates, rising household net worth, repaired household balance sheets, and improved consumer confidence. In addition, capacity utilization in the U.S. is inching towards the 80% rate; at this level we should start to see more hires and capital expenditures, reigniting the economy.
     The second quarter was going well for RSE until June. The Fund outperformed during the April decline and the modest gain in May and posted better relative performance than its benchmark from the 2014 small-cap high on March 4 through the end of June. RSE did lose ground, however, when the small-cap index gained 5.3% in June. As is often typical of that kind of move, it favored stocks without earnings or dividends, low returns on equity, and high betas. For the second quarter RSE advanced 0.9%. RSE outperformed its benchmark for the 15-year and since inception (5/1/98) periods ended June 30, 2014. The Fund’s average annual total return since inception was 10.0%.
     Numerous concerns began to register in the first quarter: the change in leadership at the Federal Reserve, the implications this change will have on the central bank’s policies, China’s shadow banking system, and harsh weather in much of the U.S. On March 19, 2014, Janet Yellen, the then-new Chair of the Board of Governors of the Federal Reserve

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Standard Motor Products	0.58%

Minerals Technologies	0.46

Teradyne	0.41

Hubbell Cl. B	0.34

Finish Line (The) Cl. A	0.30

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

30 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

System, mentioned that interest rates could rise “in six months or so” following the end of quantitative easing. Was it intentional to release this negative assessment at that time to get it out of the way? Yellen significantly reduced uncertainties (intentionally or not) when she mentioned this “six months or so” time frame. Investors have now passed three consecutive psychological hurdles: Fed tapering, the end of QE3 (the third round of quantitative easing), and the time frame of rate hikes. We think this good news can continue to lift equities.
     Consumer Discretionary stocks remained the portfolio’s most significant detractors for the entire first half, its largest net losses coming from specialty retail. In fact, the sector’s losses as a whole were mitigated by revved-up results for the Fund’s top-performing industry, auto components. Bed, Bath & Beyond led all of the Fund’s detractors. We increased our position in this New Jersey-based retailer of a wide variety of domestic merchandise. It was RSE’s fifth-largest holding at the end of June. We added shares of top-10 position Children’s Place, another NJ-based retailer, which sells children’s specialty apparel throughout North America. Another top-10 holding, Schweitzer-Maudit International, runs a global business from Georgia manufacturing paper and reconstituted tobacco products for the tobacco industry. We increased our stake during the first half.
     Industrials contributed most to first-half gains, led by solid results from the electrical equipment and machinery industries. The best-performing stock in the first half was Standard Motor Products, RSE’s tenth-largest position at the end of June. The Queens, New York-based company manufactures and distributes replacement parts for motor vehicles in the automotive aftermarket industry and operates in two segments, engine management and temperature control.
     Treasury rates have not risen as of yet. This is an interesting point, as it suggests that rising rates, due to stronger economic activity, will not weigh down the market. We believe we are close to a move towards greater cyclical exposure in the marketplace. We think that investors will increasingly abandon their obsession with counter-cyclicals and start to embrace anything with economic leverage in the U.S. An economic outcome that we increasingly believe in resembles Bill Gross’s “new neutral:” Slower but more consistent growth than we have seen in the past with resulting lower-than-expected inflation and interest rates. This is a variation of the “Goldilocks” outcome—not too hot or too cold. If this is indeed the case, we believe P/E multiples will likely stay at current levels and possibly even increase.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Bed Bath & Beyond	-1.38%

Schweitzer-Mauduit International	-0.52

Children’s Place	-0.45

Buckle (The)	-0.34

Weis Markets	-0.23

[1] Net of dividends.

ROYCE SPECIAL EQUITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/1/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$3,336 million

Number of Holdings	43

Turnover Rate	11%

Average Market Capitalization[1]	$1,846 million

Weighted Average P/E Ratio[2,3]	18.9x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	87.7%

Non-U.S. Investments (% of Net Assets)	0.0%

Symbol
Investment Class	RYSEX
Service Class	RSEFX
Consultant Class	RSQCX
Institutional Class	RSEIX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSE	1.13	14.17

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Decile Breakpoint	1.28	15.64

[1] Five years ended 6/30/14 Category Median and Best Decile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 90% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 31

Royce Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			3.41%

One-Year			21.81

Three-Year			8.08

Five-Year			16.02

10-Year			10.08

Since Inception (6/14/01)			11.57

ANNUAL EXPENSE RATIO

Operating Expenses			1.48%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2013	27.8%	2007	3.8%

2012	9.6	2006	16.8

2011	-7.4	2005	17.2

2010	25.0	2004	30.9

2009	44.7	2003	54.3

2008	-34.2	2002	-23.5

TOP 10 POSITIONS % of Net Assets

Vishay Intertechnology			3.0%

Genesco			3.0

Unit Corporation			3.0

Reinsurance Group of America			3.0

GameStop Corporation Cl. A			2.9

Steven Madden			2.9

Nu Skin Enterprises Cl. A			2.8

Plantronics			2.8

NETGEAR			2.7

Buckle (The)			2.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			28.8%

Information Technology			21.1

Financials			12.7

Energy			9.8

Materials			8.8

Industrials			6.5

Health Care			4.8

Consumer Staples			2.8

Miscellaneous			1.9

Cash and Cash Equivalents			2.8

Manager’s Discussion
Quality small-cap stocks—those with strong balance sheets, high returns on invested capital, and the ability to generate free cash flow—have not yet seized market leadership. However, several holdings with these characteristics did well enough in Royce Value Fund (RVV) to provide a small relative edge in the first half of the year. The Fund gained 3.4% for the year-to-date period ended June 30, 2014, narrowly ahead of its small-cap benchmark, the Russell 2000 Index, which was up 3.2% for the same period.
     Stocks as a whole had a slower start to the year, which was not a surprise considering the breakneck pace of returns in 2013. Returns remained mostly positive, however, and for the first quarter RVV rose 1.0%. The Russell 2000 reached its year-to-date high before the quarter ended on March 4, and the index declined 9.1% from that date through May 15. Investors seemed to be trying to determine the effects on the market of a new Fed chair, a miserable winter, and potentially dangerous international situations in Ukraine and Syria. The verdict was apparently that the first of these was a positive (or at least not a negative), the second temporary, and the third not worth selling stocks over. Small-caps rallied from mid-May through the end of June. For the second quarter, RVV climbed 2.3% (just ahead of the 2.0% gain for the Russell 2000). The bulk of the Fund’s admittedly small advantage in the first half was the result of better performance following the March 4 interim high. We are hopeful that these more encouraging returns can help the Fund to close the relative performance gap over long-term and market cycle periods. (Market cycle results can be found on page 6.) RVV outpaced the small-cap index for the 10-year and since inception (6/14/01) periods ended June 30, 2014. The Fund’s average annual total return since inception was 11.6%.
     The market over the last few years has presented numerous challenges for risk-conscious, value-oriented investors. Our preference for companies with strong balance sheets, high returns on invested capital, and attractively low stock prices has been mostly out of favor. The unintended consequences of the Fed’s easy money and zero-interest-rate policies have heightened the charms of fast-growing and/or higher-yielding companies while crimping the appeal of the more conservatively capitalized, steadily growing businesses that we seek for RVV’s portfolio. We have also had a virtually correction-free market over the last 18-plus months; the Russell 2000 has not experienced a decline of more than 10% since the autumn of 2012. This has resulted in a relative dearth of compelling purchase opportunities. So

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Helmerich & Payne	1.08%

Unit Corporation	0.93

Chemed Corporation	0.61

Westlake Chemical	0.60

Vishay Intertechnology	0.53

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

32 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

while we were pleased with the Fund’s first-half showing, we are looking forward to a more pronounced shift in sentiment toward companies with strong fundamentals. We suspect this may develop as the economy continues to gain momentum.
     RVV’s dual consumer sectors were the only ones to detract from performance year-to-date through June 30, 2014. Net losses in the specialty retail group, part of Consumer Discretionary, created the largest drag on results. Problems for the industry began with poorer-than-expected holiday sales and continued as the wet and chilly winter kept shoppers out of the stores. For the most part, we opted to build, hold, or slightly trim positions because we believe that the best-run retailers will recover. Of the portfolio’s most significant detractors in the specialty retail category—GameStop Corporation, Buckle (The), Ascena Retail Group, and American Eagle Outfitters—only the last of these was not among its largest 15 positions at the end of June. We were reasonably confident at the end of June in the rebound potential for Nu Skin Enterprises. The Utah-based manufacturer and distributor of personal products endured accusations in China of being a pyramid scheme back in January. The firm quickly resolved the problem, paying a modest fine to the Chinese government in March while buttoning up some training procedures. Solid fiscal first-quarter results failed to convince other investors that the company’s problems were behind it.
     Two companies from the top-performing Energy sector led other holdings by a wide margin. Helmerich & Payne provides contract drilling of oil and gas wells in the Gulf of Mexico and South America and operates land and platform rigs. The company has long enjoyed an advantage in its industry by making higher-quality, technologically superior rigs. In late April, the firm reported record quarterly revenues and rig activity, part of a longer-term string of successes that helped to drive its share price higher. It was RVV’s twelfth-largest holding at the end of June. The Energy sector traditionally separates oil and gas producers from those companies that provide services. Unit Corporation has always been an anomaly because it offers some of both. It’s a stock that we have liked for years because it has been historically successful in all of its related businesses while its unique status in its industry has often led to its full value being misunderstood. During the first half, it saw accelerated production growth and introduced new drilling rigs, with continued success in its midstream operations. It was the Fund’s third-largest position at the end of June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Nu Skin Enterprises Cl. A	-0.81%

Ascena Retail Group	-0.60

American Eagle Outfitters	-0.48

Buckle (The)	-0.42

GameStop Corporation Cl. A	-0.35

[1] Net of dividends.

ROYCE VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1,050 million

Number of Holdings	63

Turnover Rate	18%

Average Market Capitalization[1]	$2,706 million

Weighted Average P/E Ratio[2],[3]	16.4x

Weighted Average P/B Ratio[2]	1.9x

U.S. Investments (% of Net Assets)	88.5%

Non-U.S. Investments (% of Net Assets)	8.7%

Symbol
Investment Class	RVVHX
Service Class	RYVFX
Consultant Class	RVFCX
Institutional Class	RVFIX
R Class	RVVRX
K Class	RVFKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RVV	0.92	17.91

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Quartile Breakpoint	1.20	16.80

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 33

Royce Value Plus Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			4.08%

One-Year			22.74

Three-Year			11.19

Five-Year			15.84

10-Year			8.42

Since Inception (6/14/01)			12.69

ANNUAL EXPENSE RATIO

Operating Expenses			1.49%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2013	32.5%	2007	3.2%

2012	15.3	2006	19.3

2011	-10.0	2005	13.2

2010	19.7	2004	28.2

2009	41.4	2003	79.9

2008	-41.1	2002	-14.7

TOP 10 POSITIONS % of Net Assets

Rogers Corporations			2.4%

Myriad Genetics			2.2

Mobile Mini			2.1

Rockwood Holdings			2.1

Worthington Industries			1.9

EnerSys			1.7

Actelion			1.7

Infinera Corporation			1.6

PTC			1.6

Zumiez			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			27.2%

Industrials			16.9

Health Care			11.7

Consumer Discretionary			11.4

Materials			9.1

Financials			7.9

Energy			7.7

Consumer Staples			3.1

Miscellaneous			4.5

Cash and Cash Equivalents			0.5

Manager’s Discussion
In a market that could not quite figure out if it was interested more in fast growth or high quality during the first half, Royce Value Plus Fund (RVP), which looks for elements of both, acquitted itself quite nicely. The Fund gained 4.1% for the year-to-date period ended June 30, 2014, ahead of the 3.2% gain for its small-cap benchmark, the Russell 2000 Index, for the same period.
     The Fund remains unique among our portfolio offerings. Its approach differs from most traditional value approaches, including those used in many Royce-managed portfolios, because growth prospects are usually not a critical factor in the stock-selection process. In fact, they may not be a factor at all. However, this approach also contrasts with most growth approaches because we continue to look closely at a company’s valuation as part of the security analysis process, a process that is generally an afterthought, if it is considered at all, in many growth funds. In essence a growth-oriented approach with a value overlay, it stood the Fund in mostly good stead in a market that had trouble establishing a clear direction through much of the year’s first six months.
     The first quarter was a much more low-key bull phase than what stocks experienced through much of the red-hot 2013. RVP gained 3.4% in the year’s opening quarter, outpacing the small-cap index, which picked up 1.1% for the same period. The year-to-date high for the Russell 2000 came on March 4. While small-caps rallied through the last two weeks of May and through much of June, they could not push past that late winter summit. RVP struggled a bit on a relative basis through the correction that lasted from March 4 through May 15, though its strength in the first quarter and June rally allowed it to stay ahead of the benchmark for the year-to-date period. The Fund was up 0.6% in the second quarter. While RVP has not yet pulled ahead of the small-cap index for recent longer-term and market cycle periods, we were pleased with its first-half performance. (Market cycle results can be found on page 6.) The Fund outperformed the Russell 2000 for the since inception (6/14/01) period ended June 30, 2014. RVP’s average annual total return since inception was 12.7%.
     As might be expected in a solid performance period, net losses at the sector, industry, and position level were fairly modest. Three sectors detracted from performance—Information Technology, Consumer Discretionary, and Financials. A sliding share price led us to

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Furiex Pharmaceuticals	1.44%

Myriad Genetics	1.23

InterMune	0.97

U.S. Silica Holdings	0.71

Actelion	0.61

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

34 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

increase our stake in SciQuest during the first half. The company provides procurements and spending management software on a subscription basis. SciQuest provides automated purchasing primarily to universities, hospitals, and local and state governments, though it has expanded its focus to include more commercial sectors. Its earnings pattern has been erratic, almost consistently inconsistent, and some recent misses drove investors to sell, though we like the growth potential of its core business and expect earnings to improve. It was the Fund’s eleventh-largest position at the end of June. RVP’s twelfth-largest contributor in 2013, California-based Cerus Corporation makes the INTERCEPT blood system, a pathogen inactivation technology. Already selling INTERCEPT in Europe, the company has submitted its application for FDA approval for distribution here in the U.S., which could arrive as early as this fall. After doing fine in 2013, the company’s stock performance was more challenged in the first half.
     Other Health Care holdings enjoyed better times, with four of the top five contributors in the first half calling the sector home. Furiex Pharmaceuticals first saw strong results in phase III clinical trials for an IBS treatment before being acquired at a healthy premium, the announcement of which in April prompted us to sell our shares. In February the stock price of InterMune soared on news of positive phase III trial results for a drug that treats IPF (idiopathic pulmonary fibrosis), a chronic and ultimately fatal condition that leads to a decline in lung function. Top-10 holding Actelion rose during the first quarter around the launch of a PAH (pulmonary arterial hypertension) drug. It is the dominant player in this pharmaceutical niche.
     Myriad Genetics made a significant leap for us in the first half. After detracting most from 2013 results, it was RVP’s second-best contributor for the semiannual period. The company faced several headwinds last year: reimbursement change concerns from payers, a Supreme Court decision in June that held that human genes cannot be patented, and new competition in the breast cancer gene testing market. This led its stock to fall, though the company retained some of its patents on certain genetic testing processes. Its shares then came back strong in the first half. The reimbursement issues were resolved at a rate that was more favorable than many investors were expecting, the firm has demonstrated an impressive rate of growth, while competition, especially in the breast cancer genetic screening area, has not materialized to the degree many were anticipating. It was the Fund’s second-largest position at the end of June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

SciQuest	-0.68%

Cerus Corporation	-0.46

TearLab Corporation	-0.34

Medicines Company (The)	-0.31

Tractor Supply	-0.29

[1] Net of dividends.

ROYCE VALUE PLUS FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1,102 million

Number of Holdings	97

Turnover Rate	27%

Average Market Capitalization[1]	$1,830 million

Weighted Average P/E Ratio[2,3]	27.9x

Weighted Average P/B Ratio[2]	2.8x

U.S. Investments (% of Net Assets)	85.9%

Non-U.S. Investments (% of Net Assets)	13.6%

Symbol
Investment Class	RVPHX
Service Class	RYVPX
Consultant Class	RVPCX
Institutional Class	RVPIX
R Class	RVPRX
K Class	RVPKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RVP	0.89	18.27

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Quartile Breakpoint	1.20	16.80

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 35

Royce 100 Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			2.79%

One-Year			21.66

Three-Year			10.01

Five-Year			16.64

10-Year			10.39

Since Inception (6/30/03)			11.70

ANNUAL EXPENSE RATIO

Operating Expenses			1.51%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2013	30.9%	2008	-29.2%

2012	11.5	2007	7.3

2011	-6.5	2006	13.7

2010	24.8	2005	14.9

2009	38.0	2004	27.2

TOP 10 POSITIONS % of Net Assets

Federated Investors Cl. B			2.1%

Unit Corporation			1.7

Pason Systems			1.7

Reliance Steel & Aluminum			1.7

CIRCOR International			1.6

Haynes International			1.5

Globe Specialty Metals			1.4

Trican Well Service			1.4

Diebold			1.4

Heritage-Crystal Clean			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			25.8%

Information Technology			23.3

Materials			10.2

Energy			8.4

Consumer Discretionary			8.1

Financials			6.6

Health Care			5.3

Consumer Staples			2.1

Miscellaneous			4.3

Cash and Cash Equivalents			5.9

Managers’ Discussion
Companies with strong balance sheets, high returns on invested capital, and the ability to generate free cash flow have only been intermittently favored by investors over the last few years. This inconsistency had an effect on the first-half results for Royce 100 Fund (ROH). The Fund advanced 2.8% for the year-to-date period ended June 30, 2014 versus 3.2% for the Fund’s small-cap benchmark, the Russell 2000 Index, for the same period.
     The first quarter was a period of mostly low positive returns for stocks. It followed in the wake of a highly robust bull phase that ran with particular speed through the second half of 2013. ROH rose 0.2% in the first quarter while the Russell 2000 gained 1.1%. Stock prices became more volatile before the end of the quarter. Small-caps reached their first-half high on March 4, and the Russell 2000 fell 9.1% between that date and May 15, giving 2014 its only correction so far. The Fund outpaced the benchmark for that period and from that same interim high through the end of June. These better down market results drove the Fund’s advantage over the Russell 2000 for the second quarter. ROH increased 2.6% between the beginning of April and the end of June versus a 2.0% advance for the small-cap index. This left us mostly pleased with the Fund’s first-half results. We say this is in the context of recognizing that, while the environment has been slowly improving for the sort of companies we seek for the portfolio, the market has still seen fit to reward fast-growing, often unprofitable businesses more than it has the high-quality businesses that we prefer. We were also encouraged by the Fund’s longer-term edge over the Russell 2000. ROH outpaced the small-cap index for the 10-year and since inception (6/30/03) periods ended June 30, 2014. The Fund’s average annual total return since inception was 11.7%.
     Pason Systems was both a top performer and the top contributor in the Energy sector, which led all the Fund’s sector groups by a considerable margin in the first half. In general, positions in Energy attracted more investors as oil prices rose and drilling activity picked up. The difficult winter weather also helped by stoking demand for home heating oil and natural gas. Pason Systems sells and rents instrumentation systems for both land and offshore drill rigs in the oil and gas industry. Its products gather data and help to improve

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Pason Systems	0.52%

Helmerich & Payne	0.47

Unit Corporation	0.44

Trican Well Service	0.38

JTH Holding Cl. A	0.34

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus, and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

36 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

the efficiency of drilling. Increases in both drilling activity and daily rental rates for its rig connectivity and remote diagnostics products boosted its results. The company also provided a favorable outlook based on its pipeline of new products that should continue to grow its rental dollar content-per-rig over the long run. It was ROH’s third-largest position at the end of June. Renewed demand also helped Helmerich & Payne, a company we have long admired for its status as a leader in manufacturing technologically superior rigs and related equipment. Other energy businesses are seeing the benefit in using Helmerich’s wares, as upgrading to its more efficient rigs helps to drive down drilling costs. Unit Corporation, the Fund’s second-largest holding at the end of June, explores for oil and natural gas, acquires oil and gas properties, offers contract drilling services, and processes natural gas. Its ability to do each of these jobs well makes it something of an anomaly in an otherwise rigidly specialized industry. Unit seemed to impress investors with double-digit production growth, the introduction of a new advanced drilling rig, and ongoing success in its midstream operations.
     Net losses at the sector and position levels were fairly modest, though a number of detractors from the Industrials sector disappointed. The sector is one of those economically sensitive areas in which we have invested heavily over the last few years. At the end of June the portfolio also had a substantial overweight in Industrials compared to its small-cap benchmark. UTi Worldwide is a global supply chain logistics services and solutions company that operates on multiple platforms helping a variety of industries. Its business was hurt by lower freight-forwarding volumes and pricing as well as by delays in collecting receivables. All of this caused the company to violate its debt covenants, resulting in an expensive and dilutive recapitalization. These discouraging developments led us to sell our shares in ROH’s portfolio in March. The stock price of KBR fell throughout the first half. The company struggled with the cancellation of some engineering and construction projects and losses on a few others while also contending with pushed-out start dates for certain LNG (liquefied natural gas) ventures. Believing that this Houston-based engineering and construction firm with global operations can ultimately turn things around, we held our shares.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

UTi Worldwide	-0.52%

KBR	-0.34

Jacobs Engineering Group	-0.26

ADTRAN	-0.25

Medicines Company (The)	-0.22

[1] Net of dividends.

ROYCE 100 FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$285 million

Number of Holdings	97

Turnover Rate	17%

Average Market Capitalization[1]	$1,828 million

Weighted Average P/E Ratio[2,3]	24.7x

Weighted Average P/B Ratio[2]	2.3x

U.S. Investments (% of Net Assets)	86.5%

Non-U.S. Investments (% of Net Assets)	7.6%

Symbol
Investment Class	ROHHX
Service Class	RYOHX
R Class	ROHRX
K Class	ROHKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

ROH	0.96	17.71

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Quartile Breakpoint	1.20	16.80

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

The Fund produced lower volatility than the Russell 2000, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 37

Royce Dividend Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			3.35%

One-Year			21.85

Three-Year			12.97

Five-Year			19.38

10-Year			10.34

Since Inception (5/3/04)			10.24

ANNUAL EXPENSE RATIO

Operating Expenses			1.52%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2013	30.7%	2008	-31.5%

2012	16.9	2007	0.0

2011	-4.5	2006	19.9

2010	30.1	2005	7.3

2009	37.7

TOP 10 POSITIONS % of Net Assets

KKR & Co. L.P.			2.0%

Reliance Steel & Aluminum			1.6

Transocean			1.5

FLIR Systems			1.4

Agnico Eagle Mines			1.2

Carpenter Technology			1.2

State Street			1.1

Helmerich & Payne			1.1

Vishay Intertechnology			1.1

Genesco			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			25.7%

Industrials			17.0

Materials			16.5

Information Technology			11.6

Consumer Discretionary			9.7

Energy			5.9

Health Care			3.8

Consumer Staples			2.7

Telecommunication Services			1.0

Utilities			0.5

Miscellaneous			2.7

Cash and Cash Equivalents			2.9

Managers’ Discussion
Our penchant for dividend-paying small- and mid-cap stocks remains strong, even though many investors in the current market cycle have not consistently favored them. We were therefore pleased to see Royce Dividend Value Fund (RDV) slightly outpace its small-cap benchmark, the Russell 2000, for the year-to-date period ended June 30, 2014, up 3.3% compared to 3.2% for the small-cap index.
     After the market’s extraordinary run in 2013, it was not surprising to see the pace of equity returns slow. This was certainly the case in the first quarter of 2014, when the Fund increased 0.2%. The Russell 2000 reached its year-to-date high on March 4, with investors concerned, if only briefly, about a possibly overheated stock market, a new chair at the Federal Reserve, and the economic effects of the cold and stormy winter. Small-cap share prices mostly fell into mid-May before moving upward again through the end of June. It was during this brief, mostly benign downturn, in which the Russell 2000 fell 9.1%, that the Fund gained its advantage. For the second quarter, RDV gained 3.2% versus a 2.0% advance for its benchmark. The Fund remained behind the small-cap index for the one-, three-, and five-year periods ended June 30, 2014. (Market results can be found on page 6.) However, RDV outperformed the Russell 2000 for the 10-year and since inception (5/3/04) periods ended June 30, 2014. The Fund’s average annual total return since inception was 10.2%.
     The post-Financial Crisis period has often been immensely frustrating, though we have been seeing signs of a turnaround for our disciplined and active approach, which seeks fundamentally strong dividend-paying companies trading for less than what we believe they are worth. In RDV, we try to select companies with good or especially promising cash flow profiles, those that allow the business to return cash to shareholders for a solid total return as opposed to a big coupon. We also see dividends as an excellent indicator of effective capital allocation. This belief has not been popular in the market over the last five or six years. However, we still look at dividends and growth as not being mutually exclusive. In our view, companies that generate free cash flow can reinvest in their businesses, do what they need to do to grow, and still return cash to shareholders. While the market has shown a marked preference for higher-yielding and/or faster-growing vehicles, we continue to focus on what we regard as well-run businesses that pay dividends. We suspect that the growing economy will result in more investors focusing on the attributes that we seek. Effective May 1, 2014, the Fund

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Helmerich & Payne	0.43%

Agnico Eagle Mines	0.39

Randgold Resources ADR	0.29

Allegheny Technologies	0.22

Pan American Silver	0.19

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

38 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

invests primarily in undervalued dividend-paying companies with market capitalizations up to $15 billion (up from $5 billion).
     The Fund’s best-performing sector in the first half was Materials, which was dominated by the resurgence of metals & mining companies, primarily those involved in gold and silver mining. Holdings in this industry were among RDV’s largest detractors in 2013, so the rebound was satisfying. We initiated or built most of our positions in this industry late in 2012 or in 2013 when it seemed to us that they were at or near rock-bottom valuations. They roared back in the first half of this year mostly owing to a recovery in commodity prices, historically the driver of mining businesses’ fortunes. Gold and silver miners Agnico Eagle Mines and Randgold Resources ADR were top-20 positions at the end of June while dividend-paying Pan American Silver was among the top-60. Specialty metals supplier Allegheny Technologies saw gradual improvements in the industrial metals industry that helped to galvanize its shares. From outside the metals & mining group, long-time Royce favorite and top-five position Helmerich & Payne experienced a steadily rising share price. The company specializes in technologically advanced drilling rigs and equipment that were in high demand during the first half.
     Net losses were mild across the portfolio. Both Consumer sectors were underwater in the first half, and the specialty retail group (from Consumer Discretionary) posted the highest net losses for the semiannual period. The first half was particularly difficult for many retailers. It started with a disappointing holiday season and was made worse by the grim winter, which kept shoppers indoors and unwilling to spend. Still, we have every confidence that this important industry will bounce back. We held a good-sized position in Ascena Retail Group, which specializes in apparel for women and ’tween girls and boys. The company operates under various brands, including Justice, Lane Bryant, maurices, and dressbarn. We also increased our stake in Buckle (The), which sells casual apparel, footwear, and accessories for young men and women here in the U.S. We have long liked the firm’s approach in its highly competitive industry and think it has handled its most recent challenges effectively. It was a top-20 holding at the end of June. Nu Skin Enterprises, from the Consumer Staples sector, makes personal care products and distributes them across the globe. One of last year’s top contributors, its momentum was blunted by allegations in a Chinese newspaper back in January that it was running a pyramid scheme. The firm moved quickly and, we think, effectively to deal with the issue. However, its recent solid results showed that other investors are still not convinced.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Nu Skin Enterprises Cl. A	-0.20%

Ascena Retail Group	-0.18

Brink’s Company (The)	-0.17

Buckle (The)	-0.15

Towers Watson & Co. Cl. A	-0.15

[1] Net of dividends.

ROYCE DIVIDEND VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/3/04

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$625 million

Number of Holdings	269

Turnover Rate	14%

Average Market Capitalization[1]	$3,366 million

Weighted Average P/E Ratio[2,3]	18.1x

Weighted Average P/B Ratio[2]	2.3x

U.S. Investments (% of Net Assets)	72.2%

Non-U.S. Investments (% of Net Assets)	24.9%

Symbol
Investment Class	RDVIX
Service Class	RYDVX
Consultant Class	RDVCX
Institutional Class	RDIIX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RDV	1.22	15.54

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Decile Breakpoint	1.28	15.64

[1] Five years ended 6/30/14. Category Median and Best Decile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 90% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 39

Royce Global Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			11.04%

One-Year			23.93

Three-Year			0.86

Five-Year			13.76

Since Inception (12/29/06)			6.53

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.84%

Net Operating Expenses			1.70

[1]Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGV	Year	RGV

2013	6.3%	2009	61.9%

2012	11.0	2008	-39.9

2011	-18.7	2007	14.3

2010	35.7

TOP 10 POSITIONS % of Net Assets

Semperit AG Holding			3.9%

Western Digital			3.7

Myriad Genetics			3.5

Mayr-Melnhof Karton			3.2

Kennedy-Wilson Holdings			3.1

Ashmore Group			3.0

Cirrus Logic			2.8

Trican Well Service			2.6

TGS-NOPEC Geophysical			2.6

Pan American Silver			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			16.8%

Materials			16.6

Industrials			15.3

Information Technology			11.7

Energy			11.1

Health Care			10.1

Consumer Discretionary			9.9

Consumer Staples			6.2

Cash and Cash Equivalents			2.3

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States			25.9%

Japan			11.7

Canada			10.1

Austria			7.1

United Kingdom			6.8

Hong Kong			6.4

France			3.8

Norway			3.5

India			3.2

Mexico			3.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by their country of headquarters.

Manager’s Discussion
Royce Global Value Fund (RGV) climbed 11.0% for the year-to-date period ended June 30, 2014, easily outpacing its benchmark, the Russell Global Small Cap Index, which was up 5.7% for the same period. It is much too early to begin talk of a comeback, but the Fund’s rebound was a strong performance that bolstered our confidence in its prospects for better results going forward on both an absolute and relative basis.
     Although most non-U.S. markets did not match the feverish pace of their small-cap stateside cousins in 2013, they did fine on an absolute basis before going on to enjoy a stronger first half of 2014. For the first quarter, the Fund rose 4.3% while its global small-cap benchmark advanced 2.3%. A strengthening Europe helped to compensate for a generally less robust Asia during the first few months of 2014. There were a few trouble spots for the portfolio based on national exposure. Holdings in two significant countries—Canada and China—struggled while a few nations to which we had less exposure had an outsized negative impact, including the United Arab Emirates, Australia, and India.
     For the second quarter, returns were stronger both here in the U.S. and abroad, the latter helped by a sterling recovery for many Asian companies. This was most notable for positions headquartered in India, which pushed past earlier net losses to post a solid contribution for the semiannual period. Portfolio holdings in Canada also rebounded impressively in the second quarter, helped in large part by robust results for stocks in the Energy sector, such as long-time Royce favorite Trican Well Service. RGV was thus able to take full advantage of the market’s growing strength, increasing 6.4% for the second quarter while the Russell Global Small Cap grew 3.3%. We were also happy to see RGV ahead of the Russell Global Small Cap for the one-year and since inception (12/29/06) periods ended June 30, 2014.
     Seven of the Fund’s eight equity sectors finished the first half in positive territory, with Energy making the largest positive contribution. It was followed by more-than-respectable results from Materials and Health Care and solid net gains from Information Technology and Industrials. Financials was the lone sector to detract from performance, but its net loss was minimal. At the industry level, energy equipment & services led, followed by the metals

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Myriad Genetics	2.29%

Helmerich & Payne	1.33

Maharashtra Seamless	1.12

Semperit AG Holding	0.94

Trican Well Service	0.80

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Global Value Fund at 12/31/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.69% through April 30, 2015. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

40 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

& mining group. The latter began to show signs of life with a recovery for commodity prices in the first half after a few very challenging years for the industry.
     A molecular diagnostic company that specializes in genetic testing for cancer, Myriad Genetics was the Fund’s best-performing position by a considerable margin. In 2013 its stock price was hammered following a June 2013 ruling from the Supreme Court, which held that human genes cannot be patented. Many investors fled the stock for fear that Myriad would be facing increased competition and might have trouble remaining profitable. We thought otherwise and built our position in June and October 2013. The stock began to look healthy again in the first quarter of 2014. Through much of this time, we thought management was deploying capital productively, first by buying back stock late in 2013 and then in February by acquiring Crescendo Bioscience, which diversifies Myriad’s pipeline and gives the firm a potentially billion-dollar market for disease monitoring tests (initially for rheumatoid arthritis). The company also posted strong breast cancer diagnostic test volumes, with its MyRisk panel test meeting initial sales targets. We took gains in the first half.
     The top performer in metals & mining was Indian specialty pipe and tube maker Maharashtra Seamless. In 2013 the slow-growing Indian economy and ongoing pipe dumping in that country led to a steep decline in demand and order inflow. Following the recent elections, the economy and markets have picked up. Oil pipeline replacements in certain areas are likely, as is nationwide pipe connectivity for natural gas, both of which would benefit Maharashtra. The company is also expanding into China, Mexico, Sri Lanka, and Canada, among other places. After building a position in 2013, we took gains in the first half as its share price rose. Renewed demand here in the U.S. helped Tulsa-based Helmerich & Payne, the top net gainer in the Energy sector. It’s a company we have long admired for its status as a leader in manufacturing technologically superior rigs and related equipment. Other energy businesses are seeing the benefit in using Helmerich’s wares, as upgrading to its more efficient rigs helps to drive down drilling costs.
     E-House (China) Holdings ADR is a leading real estate services company in China with a diverse range of services, including primary sales agency services, online real estate services, and consulting services. It struggled through a difficult year for China’s real estate market, leading us to add shares in April in anticipation of a turnaround for the industry. A similar company in a different part of the world, Brasil Brokers Participacoes offers real estate brokerage services and markets residential real estate through its subsidiaries to all income segments of Brazil’s population. It suffered along with much of the rest of Brazil’s bearish market in the first half, when we increased our stake.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

E-House (China) Holdings ADR	-0.63%

Brasil Brokers Participacoes	-0.61

Luk Fook Holdings (International)	-0.54

New World Department Store China	-0.45

Medicines Company (The)	-0.36

[1]Net of dividends.

ROYCE GLOBAL VALUE FUND VS. RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$211 million

Number of Holdings	61

Turnover Rate	17%

Average Market Capitalization[1]	$1,773 million

Weighted Average P/E Ratio[2,3]	16.5x

Weighted Average P/B Ratio[2]	2.0x

Symbol
Investment Class	RGVIX
Service Class	RIVFX
Consultant Class	RGVHX
R Class	RGVRX
K Class	RGVKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (16% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RGV	0.81	17.95

Russell Global Small Cap	0.99	16.34

Category Median	0.95	16.58

Best Quartile Breakpoint	1.06	16.23

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 17 world stock small-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 41

Royce International Smaller-Companies Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			6.59%

One-Year			21.02

Three-Year			4.04

Five-Year			13.15

Since Inception (6/30/08)			7.56

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.08%

Net Operating Expenses			1.70

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIS	Year	RIS

2013	12.7%	2010	26.5%

2012	19.4	2009	50.3

2011	-18.7

TOP 10 POSITIONS% of Net Assets

Semperit AG Holding			1.7%

EPS Corporation			1.5

Consort Medical			1.5

Ashmore Group			1.5

Lundin Petroleum			1.4

CETIP - Mercados Organizados			1.4

Mayr-Melnhof Karton			1.4

Kennedy Wilson Europe Real Estate			1.3

Magellan Aerospace			1.3

KWS Saat			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			20.9%

Industrials			17.9

Financials			14.2

Health Care			13.8

Materials			9.4

Information Technology			9.2

Consumer Staples			4.4

Energy			4.4

Diversified Investment Companies			1.3

Cash and Cash Equivalents			4.5

PORTFOLIO COUNTRY BREAKDOWN[1],[2] % of Net Assets

Japan			15.4%

United Kingdom			9.2

Hong Kong			8.5

France			8.4

India			5.7

South Africa			4.1

Switzerland			4.1

Malaysia			4.0

Germany			3.8

Brazil			3.2

Austria			3.1

China			3.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Manager’s Discussion
Non-U.S. small-cap indexes frequently trailed their domestic peers over the last several years. This was somewhat rectified by a stronger first half for many international small-cap companies. Royce International Smaller-Companies Fund (RIS) advanced 6.6% for the year-to-date period ended June 30, 2014, trailing its benchmark, the Russell Global ex-U.S. Small Cap Index, which rose 7.5% for the same period. We were satisfied with RIS’s first-half results on an absolute basis.
     Small-caps outside the U.S. enjoyed fine results in 2013, though they finished the year well shy of the heady returns for U.S. small-caps. Returns for both U.S. and non-U.S. small-caps were lower in 2014’s opening quarter, though international small-cap performance was stronger in general. For the first quarter, RIS was up 2.3% versus a gain of 3.2% for the international small-cap index. Equity performance throughout Europe remained mostly robust in the year’s opening quarter, though many Asian markets corrected and a number of the Fund’s holdings based in Hong Kong, Japan, and South Korea endured a bearish first quarter while holdings in India and China were on the whole positive contributors. Holdings in Germany, Cyprus, and South Africa also endured a difficult first quarter.
     The second quarter saw Europe slow a bit (the Russell European Small Cap Index fell 1.0%) while there were solid recoveries in many parts of Asia. The Fund essentially tied its benchmark for the quarter, each up 4.2%. Holdings in India remained strong to the point of near dominance, while several Japanese companies rebounded to post a strong net contribution from that nation in the portfolio. Holdings in China, France, and Belgium led the list of detractors based on country. We remain disappointed with the Fund’s intermediate and long-term relative results. We were pleased, however, to see RIS outpace the Russell Global ex-U.S. Small Cap for the since inception (6/30/08) period ended June 30, 2014.
     Each of the Fund’s nine equity sectors finished the first half in the black, with Industrials leading and Health Care, Materials, and Consumer Discretionary also showing strength.
     Three Indian companies were among the portfolio’s top five contributors, each benefiting from the May election of Prime Minister Narenda Modi, who won a rare single-party majority that gave his party a mandate for a more pro-business, anti-bureaucracy direction. FAG Bearings India is one of the two key foreign-linked ball-bearings manufacturers in India. We like its strong balance sheet and rising profits, though we reduced our position

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

FAG Bearings India	0.57%

CETIP - Mercados Organizados	0.52

AIA Engineering	0.47

Shriram Transport Finance	0.46

De’Longhi	0.44

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by any applicable Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.69% through April 30, 2015 and at or below 1.99% through April 30, 2024. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

42 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review
as its stock price climbed. AIA Engineering makes grinding balls used in mining and in the production of cement. Its fiscal fourth-quarter results, reported in late May, showed a significant increase in after-tax profit year-over-year that was driven by margin expansion, as its mining business showed the benefits of scale. We took some gains in the second quarter. Shriram Transport Finance is the leading lender to the used-truck market, a play on higher freight rates and an overall improved business climate in India. Its shares had been slowed by regulatory changes and India’s economic slump. The influential local broker Edelweiss initiated coverage on the company with a buy rating in June, giving its stock price a boost. All three companies are considered “NaMo” stocks—economically sensitive, pro-cyclical businesses that are expected to flourish under the administration of the new prime minister. Italian company De’Longhi manufactures a wide variety of small appliances, including coffee makers, electric ovens, kettles, toasters, and food processors. Rising revenues and solid earnings kept investors interested.
     Net losses were mostly modest at the industry and position level. Pico Far East Holdings is a Hong Kong-based business that makes displays for companies presenting at conventions and creates other visual identity solutions for clients such as Mercedes Benz, Lexus, Citibank, and Singapore Airlines. We like the way that its management keeps a close eye on costs and runs a lean organization. Its business was hurt by the slowdown in the Chinese economy, which prompted us to build our position throughout the first half. A softening rubber price had a predictably negative effect on the stock price of Societé Internationale de Plantations d’Heveas, a French firm that produces natural rubber and operates rubber tree plantations in French-speaking Africa. We added shares as its price fell. Brasil Brokers Participacoes is one of Brazil’s two leading real estate brokerages. Its business has been hurt by poor consumer sentiment (the worst since 2008) and possibly some modest erosion in market share. We built our stake during the first half. One Brazilian company, however, bucked that nation’s bearish trend and enjoyed success in the first half. CETIP-Mercados Organizados organizes the over-the-counter (OTC) markets in Brazil. The company offers an electronic platform for conducting online transactions, such as auctions and government bond trading, corporate bonds, and fixed income securities. CETIP also provides central securities depository, outsourcing, market data, and risk management services. Its shares rose on what we suspect was a flight to company quality in Brazil’s first-half bear market.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Pico Far East Holdings	-0.43%

Societe Internationale de Plantations d’Heveas	-0.36

Brasil Brokers Participacoes	-0.33

New World Department Store China	-0.33

Globaltrans Investment GDR	-0.30

[1] Net of dividends.

ROYCE INTERNATIONAL SMALLER-COMPANIES FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 6/30/08

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$55 million

Number of Holdings	100

Turnover Rate	29%

Average Market Capitalization[1]	$1,013 million

Weighted Average P/E Ratio[2,3]	15.1x

Weighted Average P/B Ratio[2]	1.8x

Symbol
Investment Class	RISNX
Service Class	RYGSX
Institutional Class	RISIX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RIS	0.83	16.42

Russell Global ex-U.S. Small Cap	0.87	16.54

Category Median	0.98	17.11

Best Quartile Breakpoint	1.09	16.01

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 59 foreign small/mid objective funds (oldest class only) with at least Five years of history.

The Fund produced lower volatility than the Russell Global ex-U.S. Small Cap and 50% of foreign small/mid objective funds, as shown by its standard deviation.

The Royce Funds 2014 Semiannual Report to Shareholders | 43

Royce Special Equity Multi-Cap Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			5.35%

One-Year			21.85

Three-Year			16.83

Since Inception (12/31/10)			16.73

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.46%

Net Operating Expenses			1.24

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSM	Year	RSM

2013	36.3%	2011	7.2%

2012	11.6

TOP 10 POSITIONS % of Net Assets

KLA-Tencor			4.9%

Occidental Petroleum			4.8

Microsoft Corporation			4.7

Franklin Resources			4.5

Bed Bath & Beyond			4.5

Nordstrom			4.4

Cisco Systems			4.4

Emerson Electric			4.4

Gap (The)			4.4

Helmerich & Payne			4.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			26.3%

Information Technology			22.9

Industrials			17.2

Energy			9.1

Health Care			8.4

Financials			7.1

Cash and Cash Equivalents			9.0

Manager’s Discussion
A relatively slow start to 2014 led Royce Special Equity Multi-Cap Fund (RSM) to lose some ground to its benchmark in the first half. The Fund advanced 5.3% for the year-to-date period ended June 30, 2014, trailing its benchmark, the Russell 1000 Index, which increased 7.3% for the same period.
     The second half of 2013 was a highly bullish period, though one in which leadership remained with lower-quality stocks. This has mostly remained the case so far in 2014. For the first quarter, RSM was up 0.6% versus a gain of 2.0% for its benchmark. The Fund’s underweight in Utilities and overweight in Consumer Discretionary had a negative impact on first-quarter returns. It has not been pleasant to be overweight in the latter sector so far in 2014. However, we believe that as the economy continues to improve (as we believe it will), results should improve, perhaps dramatically. The outlook for consumer spending looks healthy as a result of tame inflation, still restrained mortgage rates, rising household net worth, repaired household balance sheets, and improved consumer confidence. In addition, capacity utilization in the U.S. is inching towards the 80% rate; at this level we should start to see more hires and capital expenditures, reigniting the economy.
     Large-cap performance was in general more consistent in the first half, not correcting as small-caps did from early March through mid-May. For the second quarter, the Fund gained 4.7%. In addition to posting strong results on an absolute basis, RSM continued to hold a relative advantage over its benchmark for the three-year and since inception (12/31/10) periods ended June 30, 2014. The Fund’s average annual total return since inception was 16.7%.
     The market is much narrower than it has been in the recent past, with greater stock selection at work, which should help the Fund’s results in time. Through April 24, the top 10 contributors in the S&P 500 equaled 99.3% of the large-cap index’s advance, while for the same period last year it was only 25.3%, which shows the narrower focus. Many have observed that for a validation of the improving prospects for the economy, rates on Treasuries should be rising. They have not as of yet. This is an interesting point, as it suggests that rising rates, due to stronger economic activity, will not weigh down the market.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Helmerich & Payne	1.44%

SanDisk Corporation	1.03

KLA-Tencor	0.69

Microsoft Corporation	0.65

Nordstrom	0.61

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Classes’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2015. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

44 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

We believe we are close to a move towards greater cyclical exposure in the marketplace. We think that investors will increasingly abandon their obsession with counter-cyclicals and start to embrace anything with economic leverage in the U.S.
     Consumer Discretionary stocks remained the portfolio’s most significant detractors for the entire first half, its largest net losses coming from the specialty retail industry. The sector’s losses as a whole were mitigated by robust results for multiline retailer Nordstrom, which bucked the trend for its own industry as well as that of specialty retailers, and Lear Corporation, a maker of automotive seating, electrical distribution systems, and related components primarily to automotive original equipment manufacturers. Each of these companies was among the Fund’s larger positions at the end of the first half. RSM’s fifth-largest holding at the end of June, Bed, Bath & Beyond led all detractors. We increased our position throughout the first half in this New Jersey-based retailer of a wide variety of domestic merchandise. Office products retailer Staples was also a large detractor from performance through the end of June, hurt by poor sales.
     While holdings in the Energy and Health Care sectors posted more-than-respectable net gains in the first half, the Information Technology sector was a source of particular strength, contributing most to results for the semiannual period. Four tech-based names stood out with impressive net gains—SanDisk Corporation, KLA-Tencor, Microsoft Corporation, and Cisco Systems. The stock making the most significant positive impact, however, came from the Energy sector. Helmerich & Payne is a contract drilling company in North and South America that provides drilling rigs, equipment, personnel, and camps on a contract basis. The stock of this Tulsa, Oklahoma-based business appeared to benefit from growing demand for its services in a brisk market for energy services companies.
     An economic outcome that we increasingly believe in resembles Bill Gross’s “new neutral:” Slower but more consistent growth than we have seen in the past with resulting lower-than-expected inflation and interest rates. This is a variation of the “Goldilocks” outcome—not too hot or too cold. If this is indeed the case, P/E multiples will likely stay at current levels and possibly even increase.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Bed Bath & Beyond	-1.57%

Staples	-1.24

Coach	-0.34

Emerson Electric	-0.26

Parker Hannifin	-0.10

[1] Net of dividends.

ROYCE SPECIAL EQUITY MULTI-CAP FUND VS. RUSSELL 1000 Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$219 million

Number of Holdings	28

Turnover Rate	19%

Average Market Capitalization[1]	$26,524 million

Weighted Average P/E Ratio[2,3]	17.1x

Weighted Average P/B Ratio[2]	3.1x

U.S. Investments (% of Net Assets)	91.0%

Non-U.S. Investments (% of Net Assets)	0.0%

Symbol
Investment Class	RSMCX
Service Class	RSEMX
Consultant Class	RSMLX
Institutional Class	RMUIX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSM	1.30	12.62

Russell 1000	1.29	12.57

Category Median	1.12	13.43

Best Quartile Breakpoint	1.26	12.34

[1] Three years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 1,094 large-cap objective funds (oldest class only) with at least three years of history.

The Fund beat the Russell 1000 and performed within the top 25% of large-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than 50% of large-cap objective funds, as shown by its standard deviation.

The Royce Funds 2014 Semiannual Report to Shareholders | 45

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE
COMMON STOCKS – 98.8%

Consumer Discretionary – 14.9%
Auto Components - 1.4%
Dorman Products [1]	336,600	$16,601,112
Drew Industries	639,988	32,005,800
Gentex Corporation	787,337	22,903,633
Standard Motor Products	81,643	3,646,993
STRATTEC SECURITY	150,000	9,673,500
Superior Industries International	488,000	10,062,560

		94,893,598

Automobiles - 1.0%
Thor Industries	782,950	44,526,367
Winnebago Industries [1]	890,000	22,410,200

		66,936,567

Distributors - 0.9%
Core-Mark Holding Company	695,842	31,751,271
Genuine Parts	2,500	219,500
Pool Corporation	248,300	14,043,848
Weyco Group [2]	590,500	16,185,605

		62,200,224

Diversified Consumer Services - 0.7%
Capella Education	29	1,577
†Chegg [1,3]	200,000	1,408,000
†JTH Holding Cl. A [1,3]	520,227	17,328,762
Sotheby’s	423,600	17,786,964
Universal Technical Institute	753,700	9,149,918

		45,675,221

Hotels, Restaurants & Leisure - 0.0%
Biglari Holdings [1]	1,760	744,427

Household Durables - 2.4%
Ethan Allen Interiors	1,106,588	27,376,987
Garmin	3,700	225,330
Harman International Industries	207,800	22,323,954
La-Z-Boy	689,500	15,975,715
Mohawk Industries [1]	166,700	23,061,278
NVR [1]	62,052	71,397,032
†Turtle Beach [1,3]	181,584	1,677,836

		162,038,132

Internet & Catalog Retail - 0.1%
FTD Companies [1]	237,760	7,558,390

Leisure Products - 0.1%
Arctic Cat	129,993	5,124,324
Callaway Golf	250,000	2,080,000
LeapFrog Enterprises Cl. A [1,3]	73,400	539,490
Nautilus [1]	134,800	1,494,932

		9,238,746

Media - 1.6%
DreamWorks Animation SKG Cl. A [1,3]	448,600	10,434,436
E.W. Scripps Company Cl. A [1]	206,100	4,361,076
Harte-Hanks	212,600	1,528,594
Morningstar	442,400	31,768,744
Rentrak Corporation [1]	260,765	13,677,124
Saga Communications Cl. A	168,600	7,202,592
Scholastic Corporation	393,900	13,428,051
Wiley (John) & Sons Cl. A	375,593	22,757,180

		105,157,797

Multiline Retail - 0.1%
Dollar Tree [1]	3,900	212,394
Tuesday Morning [1]	495,233	8,825,052

		9,037,446

Specialty Retail - 4.8%
Advance Auto Parts	3,500	472,220
American Eagle Outfitters	1,559,491	17,497,489
America’s Car-Mart [1,2,3]	711,516	28,140,458
Ascena Retail Group [1]	2,512,149	42,957,748
Buckle (The)	722,200	32,036,792
Cato Corporation (The) Cl. A	665,163	20,553,537
Destination Maternity	602,759	13,724,822
DSW Cl. A	48,500	1,355,090
Finish Line (The) Cl. A	16,200	481,788
GameStop Corporation Cl. A	769,200	31,129,524
Genesco [1]	672,602	55,240,802
Guess?	398,135	10,749,645
Monro Muffler Brake	308,400	16,403,796
Penske Automotive Group	389,200	19,265,400
Ross Stores	2,400	158,712
Shoe Carnival	895,041	18,482,597
Stein Mart	1,473,242	20,463,331

		329,113,751

Textiles, Apparel & Luxury Goods - 1.8%
Barry (R.G.)	171,656	3,252,881
Columbia Sportswear	10,100	834,765
Crocs [1]	670,620	10,079,418
Deckers Outdoor [1,3]	294,087	25,388,531
G-III Apparel Group [1]	253,544	20,704,403
Movado Group	310,636	12,944,202
Steven Madden [1]	882,347	30,264,502
Vera Bradley [1,3]	279,980	6,123,163
Wolverine World Wide	387,200	10,090,432

		119,682,297

Total (Cost $634,894,305)		1,012,276,596

Consumer Staples – 2.1%
Food & Staples Retailing - 0.1%
Village Super Market Cl. A	152,461	3,602,653

Food Products - 0.8%
Cal-Maine Foods	149,021	11,075,241
Farmer Bros. [1]	107,277	2,318,256
Industrias Bachoco ADR	122,586	6,591,449
Sanderson Farms	331,800	32,250,960
Seneca Foods Cl. A [1]	113,589	3,475,823
Seneca Foods Cl. B [1]	7,197	214,471
SunOpta [1]	104,819	1,475,851

		57,402,051

Household Products - 0.2%
Harbinger Group [1]	1,009,600	12,821,920

46 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Consumer Staples (continued)
Personal Products - 1.0%
Inter Parfums	554,036	$16,371,764
Nu Skin Enterprises Cl. A	621,858	45,992,618
Nutraceutical International [1]	312,500	7,456,250

		69,820,632

Total (Cost $90,248,241)		143,647,256

Diversified Investment Companies – 0.4%
Closed-End Funds - 0.4%
British Empire Securities and General
Trust	183,727	1,562,719
RIT Capital Partners	1,042,300	23,474,703

Total (Cost $23,094,444)		25,037,422

Energy – 7.2%
Energy Equipment & Services - 6.8%
Atwood Oceanics [1]	417,621	21,916,750
C&J Energy Services [1]	121,977	4,120,383
CARBO Ceramics	119,000	18,340,280
Ensign Energy Services	1,710,100	26,555,791
Era Group [1]	721,840	20,702,371
Exterran Holdings	784,700	35,303,653
Geospace Technologies [1]	12,400	682,992
Helmerich & Payne	382,983	44,468,156
ION Geophysical [1]	816,700	3,446,474
Matrix Service [1]	83,594	2,741,047
Newpark Resources [1]	176,200	2,195,452
Oceaneering International	2,300	179,699
Oil States International [1]	513,577	32,915,150
Pason Systems	2,036,500	57,255,986
Patterson-UTI Energy	419,800	14,667,812
RPC	1,280,475	30,078,358
SEACOR Holdings [1]	372,636	30,649,311
TGS-NOPEC Geophysical	496,900	15,885,959
Tidewater	119,000	6,681,850
Total Energy Services	247,750	5,393,592
Trican Well Service	1,283,200	20,720,244
Unit Corporation [1]	1,017,213	70,014,771

		464,916,081

Oil, Gas & Consumable Fuels - 0.4%
Cimarex Energy	116,000	16,641,360
SM Energy	14,000	1,177,400
Sprott Resource [1]	2,688,200	7,960,932
VAALCO Energy [1]	151,900	1,098,237
World Fuel Services	4,600	226,458
WPX Energy [1]	66,000	1,578,060

		28,682,447

Total (Cost $223,644,502)		493,598,528

Financials – 10.7%
Banks - 0.5%
Camden National	154,788	5,999,583
City Holding Company	230,370	10,394,294
First Citizens BancShares Cl. A	58,526	14,338,870

		30,732,747

Capital Markets - 4.4%
AllianceBernstein Holding L.P.	1,528,960	39,569,485
Artisan Partners Asset Management Cl. A	10,400	589,472
ASA Gold and Precious Metals	88,100	1,290,665
Cohen & Steers	488,904	21,208,656
Cowen Group [1]	2,152,377	9,083,031
Diamond Hill Investment Group	161,817	20,667,267
Federated Investors Cl. B	2,011,682	62,201,207
FXCM Cl. A	110,860	1,658,466
GFI Group	580,000	1,925,600
INTL FCStone [1]	61,217	1,219,443
Lazard Cl. A	402,827	20,769,760
Manning & Napier Cl. A	677,292	11,690,060
MVC Capital	20,000	259,000
Paris Orleans	178,346	4,200,399
Reinet Investments [1]	228,296	5,254,903
Reinet Investments DR [1]	1,300,000	3,092,619
RHJ International [1]	20,000	97,412
SEI Investments	1,263,500	41,404,895
Sprott	2,740,500	7,781,936
Stifel Financial [1]	38,000	1,799,300
Waddell & Reed Financial Cl. A	315,627	19,755,094
Westwood Holdings Group	392,335	23,555,793
WisdomTree Investments [1,3]	180,000	2,224,800

		301,299,263

Consumer Finance - 0.0%
EZCORP Cl. A [1]	66,600	769,230

Diversified Financial Services - 1.0%
Bolsa Mexicana de Valores	6,502,000	13,777,314
PICO Holdings [1,2]	1,319,011	31,339,701
Sofina	209,000	24,285,554

		69,402,569

Insurance - 3.4%
Alleghany Corporation [1]	11,800	5,169,816
Allied World Assurance Company
Holdings	468,858	17,825,981
Aspen Insurance Holdings	185,058	8,405,334
Brown & Brown	41,000	1,259,110
E-L Financial	59,500	39,088,609
Erie Indemnity Cl. A	293,500	22,088,810
Greenlight Capital Re Cl. A [1]	1,156,104	38,082,066
MBIA [1]	2,115,177	23,351,554
PartnerRe	192,981	21,075,455
Primerica	41,000	1,961,850
ProAssurance Corporation	40,400	1,793,760
Reinsurance Group of America	402,421	31,751,017
RLI Corp.	380,681	17,427,576
Validus Holdings	116,700	4,462,608

		233,743,546

Real Estate Management & Development - 0.7%
AV Homes [1]	45,500	743,925
Jones Lang LaSalle	169,500	21,423,105

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 47

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development (continued)
Kennedy-Wilson Holdings	310,100	$8,316,882
St. Joe Company (The) [1,3]	105,000	2,670,150
Tejon Ranch [1]	534,823	17,215,952
Tejon Ranch (Warrants) [1]	4,915	14,401

		50,384,415

Thrifts & Mortgage Finance - 0.7%
Genworth MI Canada	863,377	30,754,847
TrustCo Bank Corp. NY	2,175,051	14,529,341

		45,284,188

Total (Cost $556,948,976)		731,615,958

Health Care – 6.6%
Biotechnology - 0.4%
ARIAD Pharmaceuticals [1,3]	141,250	899,762
Lexicon Pharmaceuticals [1,3]	1,522,400	2,451,064
Myriad Genetics [1,3]	626,200	24,371,704

		27,722,530

Health Care Equipment & Supplies - 1.7%
Analogic Corporation	307,000	24,019,680
Atrion Corporation	4,465	1,455,590
DENTSPLY International	10,100	478,235
IDEXX Laboratories [1]	217,800	29,091,546
Invacare Corporation	152,600	2,803,262
Merit Medical Systems [1]	534,586	8,072,249
STERIS Corporation	521,700	27,900,516
SurModics [1]	346,900	7,430,598
Thoratec Corporation [1]	348,300	12,141,738
Trinity Biotech ADR Cl. A	67,600	1,556,828

		114,950,242

Health Care Providers & Services - 1.9%
Bio-Reference Laboratories [1,3]	38,300	1,157,426
Chemed Corporation	267,148	25,037,111
HealthSouth Corporation	796,313	28,563,747
Landauer [2]	518,700	21,785,400
Magellan Health [1]	95,624	5,951,638
MEDNAX [1]	114,534	6,660,152
Owens & Minor	775,894	26,364,878
U.S. Physical Therapy	492,158	16,826,882

		132,347,234

Life Sciences Tools & Services - 2.3%
Bio-Rad Laboratories Cl. A [1]	98,312	11,768,929
Covance [1]	293,000	25,074,940
ICON [1]	210,200	9,902,522
Mettler-Toledo International [1]	96,100	24,330,598
PAREXEL International [1]	270,000	14,266,800
PerkinElmer	758,120	35,510,341
Techne Corporation	345,200	31,955,164

		152,809,294

Pharmaceuticals - 0.3%
Lannett Company [1]	115,300	5,721,186
Medicines Company (The) [1]	486,132	14,126,996

		19,848,182

Total (Cost $284,960,353)		447,677,482

Industrials – 23.8%
Aerospace & Defense - 1.4%
Astronics Corporation [1]	10,120	571,274
Cubic Corporation	136,363	6,069,517
Curtiss-Wright	265,420	17,400,935
HEICO Corporation	702,735	36,500,056
HEICO Corporation Cl. A	189,940	7,711,564
Kratos Defense & Security Solutions [1]	95,578	745,509
Teledyne Technologies [1]	277,000	26,916,090

		95,914,945

Air Freight & Logistics - 1.4%
Echo Global Logistics [1]	104,489	2,003,054
Forward Air	829,000	39,667,650
Hub Group Cl. A [1]	247,500	12,474,000
UTi Worldwide [1]	3,415,600	35,317,304
XPO Logistics [1,3]	237,292	6,791,297

		96,253,305

Building Products - 1.5%
AAON	1,057,975	35,463,322
American Woodmark [1]	410,774	13,091,367
Gibraltar Industries [1]	615,120	9,540,511
Insteel Industries	308,567	6,063,342
NCI Building Systems [1]	29,626	575,633
Simpson Manufacturing	1,017,200	36,985,392
WaterFurnace Renewable Energy	45,700	1,298,128

		103,017,695

Commercial Services & Supplies - 2.6%
Brady Corporation Cl. A	518,900	15,499,543
Brink’s Company (The)	510,500	14,406,310
Copart [1]	1,197,152	43,049,586
Healthcare Services Group	677,275	19,938,976
Heritage-Crystal Clean [1]	257,656	5,057,787
Ritchie Bros. Auctioneers	1,776,400	43,788,260
Team [1]	551,898	22,638,856
UniFirst Corporation	109,726	11,630,956

		176,010,274

Construction & Engineering - 1.1%
Chicago Bridge & Iron	22,056	1,504,219
Comfort Systems USA	553,491	8,745,158
EMCOR Group	682,200	30,378,366
KBR	1,430,572	34,119,142

		74,746,885

Electrical Equipment - 2.1%
AZZ	215,958	9,951,344
Encore Wire	295,479	14,490,290
EnerSys	128,200	8,818,878
Franklin Electric	789,200	31,828,436
Global Power Equipment Group	764,400	12,352,704
GrafTech International [1,3]	1,762,106	18,431,629

48 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Industrials (continued)
Electrical Equipment (continued)
Powell Industries	386,431	$25,264,859
Preformed Line Products [2]	352,478	18,973,891

		140,112,031

Industrial Conglomerates - 0.4%
Carlisle Companies	42,100	3,646,702
Raven Industries	783,570	25,967,510

		29,614,212

Machinery - 7.9%
AGCO Corporation	3,600	202,392
Alamo Group	312,457	16,900,799
Chart Industries [1]	19,500	1,613,430
CIRCOR International	507,852	39,170,625
CLARCOR	517,500	32,007,375
Columbus McKinnon	166,550	4,505,178
Donaldson Company	717,400	30,360,368
Foster (L.B.) Company	181,898	9,844,320
Gorman-Rupp Company (The)	62,166	2,198,811
Graco	412,749	32,227,442
Graham Corporation	39,498	1,374,925
Harsco Corporation	100,000	2,663,000
IDEX Corporation	30,000	2,422,200
John Bean Technologies	1,015,250	31,462,598
Kadant	74,800	2,876,060
Kennametal	915,098	42,350,735
Lincoln Electric Holdings	364,860	25,496,417
Lindsay Corporation	158,000	13,346,260
Miller Industries	181,425	3,733,727
Mueller Industries	8,000	235,280
Mueller Water Products Cl. A	16,200	139,968
Nordson Corporation	284,600	22,822,074
Proto Labs [1,3]	75,110	6,153,011
RBC Bearings	675,100	43,240,155
Semperit AG Holding	33,497	2,052,568
Standex International	33,100	2,465,288
Sun Hydraulics	651,710	26,459,426
Tennant Company	583,300	44,517,456
Timken Company (The)	78,000	5,291,520
Valmont Industries	291,100	44,232,645
WABCO Holdings [1]	140,800	15,040,256
Wabtec Corporation	364,622	30,114,131

		537,520,440

Professional Services - 2.7%
Acacia Research	1,396,516	24,788,159
Advisory Board (The) [1]	665,923	34,494,811
Barrett Business Services	160,800	7,557,600
Corporate Executive Board	95,600	6,521,832
CRA International [1]	390,931	9,010,960
Exponent	269,639	19,982,946
Franklin Covey [1]	120,200	2,419,626
GP Strategies [1]	96,615	2,500,396
Huron Consulting Group [1]	1,800	127,476
ICF International [1]	163,135	5,768,454
ManpowerGroup	357,305	30,317,329
Navigant Consulting [1]	50,000	872,500
On Assignment [1]	34,595	1,230,544
Robert Half International	341,200	16,288,888
RPX Corporation [1]	215,900	3,832,225
Towers Watson & Co. Cl. A	129,000	13,445,670
TrueBlue [1]	241,405	6,655,536

		185,814,952

Road & Rail - 1.1%
Contrans Group Cl. A	70,000	937,445
Knight Transportation	321,000	7,630,170
Landstar System	571,800	36,595,200
Patriot Transportation Holding [1]	254,400	8,896,368
Universal Truckload Services	775,784	19,673,882

		73,733,065

Trading Companies & Distributors - 1.3%
Aceto Corporation	363,900	6,601,146
Air Lease Cl. A	26,000	1,003,080
Applied Industrial Technologies	858,543	43,553,887
MSC Industrial Direct Cl. A	392,480	37,536,787

		88,694,900

Transportation Infrastructure - 0.3%
Wesco Aircraft Holdings [1]	1,141,187	22,778,092

Total (Cost $910,797,978)		1,624,210,796

Information Technology – 20.7%
Communications Equipment - 2.1%
ADTRAN	1,324,615	29,883,314
Bel Fuse Cl. B	11,874	304,806
Black Box	142,502	3,340,247
Brocade Communications Systems	2,126,619	19,564,895
CalAmp Corporation [1]	50,600	1,095,996
Digi International [1]	388,644	3,661,026
Finisar Corporation [1,3]	74,000	1,461,500
NETGEAR [1]	1,163,418	40,452,044
Oplink Communications [1]	68,467	1,161,885
Plantronics	568,602	27,321,326
Polycom [1]	165,000	2,067,450
TESSCO Technologies	275,481	8,741,012

		139,055,501

Electronic Equipment, Instruments & Components - 9.1%
Anixter International	321,964	32,218,937
Avnet	8,300	367,773
AVX Corporation	1,454,621	19,317,367
Badger Meter	273,514	14,400,512
Benchmark Electronics [1]	918,700	23,408,476
Cognex Corporation [1]	835,590	32,086,656
Coherent [1]	644,050	42,616,789
Dolby Laboratories Cl. A [1]	543,550	23,481,360
DTS [1,2]	1,069,829	19,695,552
Fabrinet [1]	1,604,544	33,053,606
FARO Technologies [1]	378,900	18,611,568
FLIR Systems	954,000	33,132,420
Hollysys Automation Technologies [1]	415,400	10,173,146
IPG Photonics [1]	495,930	34,119,984
Key Tronic [1,2]	697,835	7,313,311

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 49

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Methode Electronics	469,350	$17,933,864
MTS Systems	528,874	35,836,502
National Instruments	1,266,700	41,028,413
Newport Corporation [1]	1,636,722	30,279,357
Park Electrochemical	32,200	908,362
PC Connection	759,823	15,713,140
Plexus Corporation [1]	748,800	32,415,552
Richardson Electronics	157,551	1,649,559
Rofin-Sinar Technologies [1]	965,621	23,213,529
Rogers Corporation [1]	292,481	19,406,114
TTM Technologies [1]	375,000	3,075,000
Vishay Intertechnology	2,087,309	32,332,416
Zebra Technologies Cl. A [1]	288,230	23,727,094

		621,516,359

Internet Software & Services - 0.4%
Blucora [1]	50,000	943,500
Envestnet [1]	322,401	15,771,857
j2 Global	55,000	2,797,300
Move [1]	99,100	1,465,689
Support.com [1]	650,300	1,762,313
†Textura Corporation [1,3]	277,900	6,569,556
Xoom Corporation [1]	25,000	659,000

		29,969,215

IT Services - 2.6%
Computer Task Group	526,272	8,662,437
Convergys Corporation	945,293	20,267,082
CoreLogic [1]	319,000	9,684,840
Fiserv [1]	5,000	301,600
Forrester Research	312,400	11,833,712
Innodata [1]	87,960	283,231
ManTech International Cl. A	830,470	24,515,474
MAXIMUS	696,500	29,963,430
MoneyGram International [1]	1,011,539	14,899,970
NeuStar Cl. A [1,3]	15,700	408,514
Sapient Corporation [1]	2,011,700	32,690,125
ServiceSource International [1,3]	815,761	4,731,414
Sykes Enterprises [1]	238,902	5,191,340
Syntel [1]	138,400	11,896,864
Teradata Corporation [1]	3,000	120,600

		175,450,633

Semiconductors & Semiconductor Equipment - 3.5%
Advanced Energy Industries [1]	697,414	13,425,220
Brooks Automation	405,700	4,369,389
Cabot Microelectronics [1]	520,900	23,258,185
Diodes [1]	1,286,000	37,242,560
Entropic Communications [1]	19,953	66,443
Exar Corporation [1]	824,441	9,316,183
Fairchild Semiconductor International [1]	1,151,800	17,968,080
Integrated Silicon Solution [1]	293,833	4,339,913
International Rectifier [1]	810,900	22,624,110
IXYS Corporation	434,105	5,348,174
Kulicke & Soffa Industries [1]	140,200	1,999,252
Lam Research	3,500	236,530
Micrel	1,080,800	12,191,424
MKS Instruments	1,061,025	33,146,421
Nanometrics [1]	284,971	5,200,721
OmniVision Technologies [1]	301,700	6,631,366
Photronics [1]	266,660	2,293,276
Rudolph Technologies [1]	101,722	1,005,013
Silicon Motion Technology ADR	99,500	2,032,785
Skyworks Solutions	5,900	277,064
Synaptics [1]	63,500	5,755,640
Teradyne	635,196	12,449,842
Tessera Technologies	104,300	2,302,944
Veeco Instruments [1,3]	363,000	13,525,380

		237,005,915

Software - 2.1%
ACI Worldwide [1]	467,300	26,089,359
Blackbaud	626,691	22,397,936
Ellie Mae [1,3]	177,700	5,531,801
ePlus [1]	293,028	17,054,230
Fair Isaac	481,600	30,706,816
Manhattan Associates [1]	219,396	7,553,804
Mentor Graphics	7,900	170,403
MICROS Systems [1]	4,600	312,340
Monotype Imaging Holdings	668,400	18,828,828
Rovi Corporation [1]	537,884	12,887,701

		141,533,218

Technology Hardware, Storage & Peripherals - 0.9%
Diebold	941,832	37,833,391
Silicon Graphics International [1,3]	393,551	3,785,961
Stratasys [1,3]	178,200	20,248,866
Western Digital	2,300	212,290

		62,080,508

Total (Cost $989,598,415)		1,406,611,349

Materials – 10.8%
Chemicals - 3.5%
Balchem Corporation	732,100	39,211,276
Cabot Corporation	491,800	28,519,482
FutureFuel Corporation	824,656	13,681,043
Hawkins	29,617	1,099,975
Innophos Holdings	76,294	4,392,246
Innospec	932,080	40,237,894
Intrepid Potash [1,3]	118,000	1,977,680
Minerals Technologies	264,037	17,315,546
OM Group	112,000	3,632,160
Quaker Chemical	389,088	29,878,067
Rockwood Holdings	4,800	364,752
Schulman (A.)	269,690	10,437,003
Sensient Technologies	19,200	1,069,824
Stepan Company	318,614	16,841,936
Westlake Chemical	391,900	32,825,544

		241,484,428

Construction Materials - 0.2%
Ash Grove Cement [4]	50,018	11,504,140

Containers & Packaging - 0.9%
AptarGroup	493,000	33,035,930

50 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Materials (continued)
Containers & Packaging (continued)
Greif Cl. A	518,468	$28,287,614
UFP Technologies [1]	9,819	236,540

		61,560,084

Metals & Mining - 5.4%
Allegheny Technologies	613,046	27,648,375
Carpenter Technology	42,900	2,713,425
Commercial Metals	1,103,700	19,105,047
Compass Minerals International	193,826	18,556,901
Franco-Nevada Corporation	66,200	3,795,908
Globe Specialty Metals	1,441,803	29,960,666
Gold Fields ADR	520,000	1,934,400
Haynes International	583,795	33,036,959
Hecla Mining	228,300	787,635
Horsehead Holding Corporation [1]	588,700	10,749,662
IAMGOLD Corporation [1]	160,000	659,200
Major Drilling Group International	2,281,200	16,611,147
Materion Corporation	50,000	1,849,500
Olympic Steel	29,000	717,750
Pan American Silver	1,183,100	18,160,585
Pretium Resources [1,3]	2,053,787	16,995,398
Reliance Steel & Aluminum	1,009,520	74,411,719
RTI International Metals [1]	249,792	6,641,969
Schnitzer Steel Industries Cl. A	750,410	19,563,189
Seabridge Gold [1]	1,930,404	18,107,190
Sims Metal Management [1]	1,807,445	16,497,911
Steel Dynamics	383,521	6,884,202
Universal Stainless & Alloy Products [1]	20,000	649,600
Victoria Gold [1]	190,000	24,038
Worthington Industries	523,733	22,541,468

		368,603,844

Paper & Forest Products - 0.8%
Glatfelter	13,200	350,196
Schweitzer-Mauduit International	476,984	20,825,122
Stella-Jones	1,180,300	32,409,718

		53,585,036

Total (Cost $537,747,053)		736,737,532

Telecommunication Services – 0.2%
Diversified Telecommunication Services - 0.1%
Premiere Global Services [1]	601,500	8,030,025

Wireless Telecommunication Services - 0.1%
Telephone and Data Systems	142,000	3,707,620

Total (Cost $8,885,345)		11,737,645

Utilities – 0.0%
Gas Utilities - 0.0%
UGI Corporation	7,500	378,750

Total (Cost $311,190)		378,750

Miscellaneous [5] – 1.4%
Total (Cost $68,837,686)		95,776,036

TOTAL COMMON STOCKS
(Cost $4,329,968,488)		$6,729,305,350

REPURCHASE AGREEMENT – 3.0%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $202,919,000 (collateralized
by obligations of various U.S. Government
Agencies, 2.00% due 9/30/20, valued at
$206,980,594)
(Cost $202,919,000)		202,919,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $77,437,178)		77,437,178

TOTAL INVESTMENTS – 102.9%
(Cost $4,610,324,666)		7,009,661,528

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.9)%		(196,719,282)

NET ASSETS – 100.0%		$6,812,942,246

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 51

Schedules of Investments

Royce Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 96.8%

Consumer Discretionary – 14.9%
Auto Components - 0.9%
Drew Industries	129,378	$6,470,194

Diversified Consumer Services - 3.4%
American Public Education [1]	193,930	6,667,313
Capella Education	126,951	6,904,865
JTH Holding Cl. A [1]	176,281	5,871,920
Lincoln Educational Services [2]	1,200,543	5,390,438

		24,834,536

Household Durables - 0.9%
Cavco Industries [1]	79,910	6,816,323

Internet & Catalog Retail - 0.3%
Vitacost.com [1]	353,400	2,212,284

Leisure Products - 1.3%
Black Diamond [1]	88,619	994,305
LeapFrog Enterprises Cl. A [1]	479,200	3,522,120
Smith & Wesson Holding Corporation [1,3]	350,165	5,091,399

		9,607,824

Specialty Retail - 7.3%
Buckle (The)	121,275	5,379,759
Cato Corporation (The) Cl. A	208,250	6,434,925
Citi Trends [1]	188,524	4,045,725
Destination Maternity	265,356	6,042,156
hhgregg [1,3]	202,747	2,061,937
Kirkland’s [1]	384,838	7,138,745
Shoe Carnival	376,114	7,766,754
Stein Mart	597,484	8,299,053
Zumiez [1]	241,700	6,668,503

		53,837,557

Textiles, Apparel & Luxury Goods - 0.8%
Culp	194,874	3,392,756
Perry Ellis International [1]	131,361	2,290,936

		5,683,692

Total (Cost $83,815,985)		109,462,410

Consumer Staples – 1.0%
Beverages - 0.1%
Truett-Hurst Cl. A [1,2]	191,900	976,771

Food Products - 0.7%
Asian Citrus Holdings	4,092,900	918,875
Sipef	36,748	3,139,908
Waterloo Investment Holdings [1,6]	2,760,860	1,049,127

		5,107,910

Personal Products - 0.2%
Medifast [1]	34,100	1,036,981

Total (Cost $5,142,628)		7,121,662

Energy – 8.9%
Energy Equipment & Services - 6.5%
Canadian Energy Services & Technology	61,600	1,929,312
Dawson Geophysical	125,333	3,590,791
Geospace Technologies [1,3]	45,740	2,519,359
Gulf Island Fabrication	370,389	7,970,771
Natural Gas Services Group [1]	228,387	7,550,474
Tesco Corporation	395,200	8,433,568
TGC Industries [1]	973,772	5,307,057
Total Energy Services	477,400	10,393,142

		47,694,474

Oil, Gas & Consumable Fuels - 2.4%
Ardmore Shipping	75,675	1,046,585
Contango Oil & Gas [1]	45,073	1,907,039
Ring Energy [1,3]	99,500	1,736,275
Sprott Resource [1]	1,612,800	4,776,204
Synergy Resources [1]	201,200	2,665,900
Triangle Petroleum [1,3]	501,363	5,891,015

		18,023,018

Total (Cost $37,494,502)		65,717,492

Financials – 8.3%
Banks - 1.2%
BCB Holdings [1]	2,760,860	626,054
John Marshall Bank [1,4]	64,700	1,180,775
Pacific Continental	296,897	4,076,396
TriState Capital Holdings [1]	229,157	3,237,988

		9,121,213

Capital Markets - 4.0%
FBR & Co. [1]	196,834	5,340,106
Gluskin Sheff + Associates	70,100	2,091,733
GMP Capital	436,600	3,486,090
INTL FCStone [1]	299,055	5,957,176
JMP Group	348,749	2,640,030
Silvercrest Asset Management Group Cl. A	170,200	2,929,142
U.S. Global Investors Cl. A	381,749	1,343,756
Westwood Holdings Group	87,372	5,245,815

		29,033,848

Diversified Financial Services - 0.4%
PICO Holdings [1]	133,823	3,179,635

Insurance - 0.6%
Blue Capital Reinsurance Holdings	115,800	2,281,260
Navigators Group [1]	34,164	2,290,696

		4,571,956

Real Estate Management & Development - 2.1%
AV Homes [1]	161,500	2,640,525
Kennedy-Wilson Holdings	361,481	9,694,920
Midland Holdings [1]	6,057,400	3,048,083

		15,383,528

Total (Cost $45,591,729)		61,290,180

Health Care – 9.8%
Biotechnology - 0.8%
BioSpecifics Technologies [1]	60,300	1,625,688
Dyax Corporation [1]	215,219	2,066,103
Harvard Apparatus Regenerative Technology [1,3]	98,669	1,031,091

52 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Health Care (continued)
Biotechnology (continued)
Lexicon Pharmaceuticals [1]	778,771	$1,253,821

		5,976,703

Health Care Equipment & Supplies - 5.1%
Cerus Corporation [1,3]	699,061	2,901,103
CryoLife	253,155	2,265,737
Cynosure Cl. A [1]	146,269	3,108,216
EnteroMedics [1,3]	572,400	892,944
Exactech [1]	117,748	2,970,782
Merit Medical Systems [1]	227,320	3,432,532
Novadaq Technologies [1,3]	34,121	562,314
Orthofix International [1]	31,900	1,156,375
RTI Surgical [1]	461,500	2,007,525
STAAR Surgical [1]	135,451	2,275,577
SurModics [1]	230,722	4,942,065
Symmetry Medical [1]	182,984	1,621,238
Synergetics USA [1]	586,862	1,819,272
Syneron Medical [1]	520,790	5,374,553
Trinity Biotech ADR Cl. A	86,376	1,989,240

		37,319,473

Health Care Providers & Services - 2.4%
Bio-Reference Laboratories [1,3]	91,734	2,772,201
CorVel Corporation [1]	115,565	5,221,227
PDI [1]	422,219	1,849,319
U.S. Physical Therapy	223,740	7,649,671

		17,492,418

Life Sciences Tools & Services - 0.3%
Harvard Bioscience [1]	473,479	2,154,330

Pharmaceuticals - 1.2%
†Agile Therapeutics [1,3]	144,882	1,263,371
†Theravance Biopharma [1,3]	56,000	1,785,280
Unichem Laboratories	475,518	1,785,218
Vetoquinol	65,712	3,255,457
Zogenix [1,3]	416,400	836,964

		8,926,290

Total (Cost $46,198,005)		71,869,214

Industrials – 25.5%
Aerospace & Defense - 1.1%
AeroVironment [1]	102,000	3,243,600
American Science and Engineering	42,418	2,951,869
CPI Aerostructures [1]	128,362	1,626,346

		7,821,815

Building Products - 2.4%
AAON	139,466	4,674,900
Quanex Building Products	300,000	5,361,000
WaterFurnace Renewable Energy	254,900	7,240,541

		17,276,441

Commercial Services & Supplies - 2.3%
Courier Corporation	196,782	2,935,987
Ennis	381,751	5,825,520
Heritage-Crystal Clean [1]	122,931	2,413,136
Hudson Technologies [1,3]	450,904	1,303,113
Team [1]	57,500	2,358,650
US Ecology	45,200	2,212,540

		17,048,946

Construction & Engineering - 2.3%
Layne Christensen [1]	272,260	3,621,058
MYR Group [1]	218,700	5,539,671
Severfield [1]	4,339,658	4,121,924
Sterling Construction [1]	420,875	3,947,807

		17,230,460

Electrical Equipment - 3.0%
Global Power Equipment Group	475,312	7,681,042
Graphite India	2,161,592	3,786,245
LSI Industries	840,136	6,704,285
Powell Industries	62,300	4,073,174

		22,244,746

Machinery - 6.8%
AIA Engineering	103,687	1,337,786
CIRCOR International	25,759	1,986,792
Foster (L.B.) Company	160,856	8,705,527
FreightCar America	295,109	7,389,529
Gorman-Rupp Company (The)	86,713	3,067,039
Graham Corporation	190,788	6,641,330
Kadant	167,616	6,444,835
Key Technology [1,2]	370,814	4,568,428
RBC Bearings	64,869	4,154,859
Semperit AG Holding	98,178	6,015,974

		50,312,099

Marine - 0.4%
Clarkson	68,500	2,807,680

Professional Services - 4.2%
CRA International [1]	283,483	6,534,283
Exponent	48,435	3,589,518
GP Strategies [1]	245,818	6,361,770
Kforce	284,358	6,156,351
Resources Connection	646,279	8,472,717

		31,114,639

Road & Rail - 2.5%
Marten Transport	358,656	8,015,962
Patriot Transportation Holding [1]	296,869	10,381,509

		18,397,471

Trading Companies & Distributors - 0.5%
Houston Wire & Cable	297,600	3,693,216

Total (Cost $138,358,756)		187,947,513

Information Technology – 14.4%
Communications Equipment - 1.7%
Ceragon Networks [1,3]	322,931	820,245
COM DEV International	423,800	1,695,915
Digi International [1]	384,834	3,625,136
KVH Industries [1]	373,300	4,864,099
NumereX Corporation Cl. A [1]	102,332	1,175,794

		12,181,189

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 53

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components - 3.0%
CUI Global [1]	346,038	$2,906,719
Electro Rent	190,400	3,185,392
Fabrinet [1]	308,045	6,345,727
GSI Group [1]	439,000	5,588,470
Neonode [1,3]	302,396	946,500
Pure Technologies	60,000	402,043
Vishay Precision Group [1]	177,100	2,915,066

		22,289,917

Internet Software & Services - 0.6%
QuinStreet [1]	505,200	2,783,652
Zix Corporation [1]	546,400	1,868,688

		4,652,340

IT Services - 0.4%
EPAM Systems [1]	52,317	2,288,869
ServiceSource International [1]	54,000	313,200

		2,602,069

Semiconductors & Semiconductor Equipment - 5.0%
Advanced Energy Industries [1]	239,074	4,602,174
AXT [1]	1,187,720	2,541,721
Brooks Automation	603,400	6,498,618
Cascade Microtech [1]	78,088	1,066,682
GSI Technology [1,3]	776,061	4,625,324
Integrated Silicon Solution [1]	465,900	6,881,343
Photronics [1]	333,600	2,868,960
Rudolph Technologies [1]	203,351	2,009,108
Ultra Clean Holdings [1]	136,700	1,237,135
Xcerra Corporation [1]	491,961	4,476,845

		36,807,910

Software - 3.1%
ePlus [1]	105,567	6,143,999
†Gigamon [1,3]	118,548	2,269,009
Monotype Imaging Holdings	199,187	5,611,098
TeleNav [1]	464,900	2,645,281
VASCO Data Security International [1]	550,009	6,380,104

		23,049,491

Technology Hardware, Storage & Peripherals - 0.6%
Avid Technology [1,4]	183,843	1,360,438
Super Micro Computer [1]	131,946	3,334,276

		4,694,714

Total (Cost $87,180,678)		106,277,630

Materials – 9.1%
Chemicals - 2.1%
BioAmber [1,3]	97,012	965,269
Burcon NutraScience [1]	284,697	1,127,400
C. Uyemura & Co.	29,000	1,477,124
FutureFuel Corporation	256,700	4,258,653
Quaker Chemical	73,260	5,625,635
Societe Internationale de Plantations d’Heveas	36,037	1,729,066

		15,183,147

Metals & Mining - 7.0%
Alamos Gold	212,400	2,147,787
Argonaut Gold [1]	351,600	1,456,419
Endeavour Mining [1]	950,000	738,953
Endeavour Silver [1]	593,100	3,238,326
Geodrill [1]	1,912,300	1,469,553
Gold Standard Ventures [1,3]	1,290,000	1,019,100
Goldgroup Mining [1]	1,340,000	213,486
Haynes International	103,930	5,881,399
Horsehead Holding Corporation [1]	358,171	6,540,202
Imdex [1]	2,194,065	1,303,402
McEwen Mining [1,3]	1,347,704	3,881,388
Olympic Steel	261,059	6,461,210
Pilot Gold [1]	2,228,100	3,048,616
Silvercorp Metals	715,200	1,516,224
Synalloy Corporation	175,942	2,888,968
Universal Stainless & Alloy Products [1]	260,252	8,452,985
Western Copper and Gold [1]	1,441,000	1,109,570

		51,367,588

Total (Cost $57,051,944)		66,550,735

Utilities – 0.1%
Independent Power & Renewable Electricity Producer - 0.1%
Alterra Power [1]	2,498,900	819,657

Total (Cost $2,855,169)		819,657

Miscellaneous [5] – 4.8%
Total (Cost $34,302,583)		35,202,416

TOTAL COMMON STOCKS
(Cost $537,991,979)		712,258,909

REPURCHASE AGREEMENT – 3.9%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $28,566,000 (collateralized
by obligations of various U.S. Government
Agencies, due 12/2/14, valued at $29,140,000)
(Cost $28,566,000)		28,566,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $26,867,184)		26,867,184

TOTAL INVESTMENTS – 104.3%
(Cost $593,425,163)		767,692,093

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.3)%		(31,557,607)

NET ASSETS – 100.0%		$736,134,486

54 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

Royce Premier Fund

	SHARES	VALUE
COMMON STOCKS – 97.8%

Consumer Discretionary – 10.6%
Automobiles - 3.4%
Thor Industries [2]	4,166,757	$236,963,470

Distributors - 1.1%
Pool Corporation	1,290,300	72,979,368

Diversified Consumer Services - 1.8%
Sotheby’s	1,654,267	69,462,671
Strayer Education [1,2,3]	1,018,485	53,480,648

		122,943,319

Media - 1.2%
Morningstar	1,171,500	84,125,415

Specialty Retail - 1.2%
Buckle (The)	1,820,836	80,772,285

Textiles, Apparel & Luxury Goods - 1.9%
Columbia Sportswear	1,071,813	88,585,345
Wolverine World Wide	1,779,074	46,362,668

		134,948,013

Total (Cost $491,822,329)		732,731,870

Consumer Staples – 4.8%
Food Products - 3.6%
Cal-Maine Foods [2]	1,671,686	124,239,703
Sanderson Farms [2]	1,259,008	122,375,578

		246,615,281

Personal Products - 1.2%
Nu Skin Enterprises Cl. A	1,150,494	85,090,536

Total (Cost $100,670,074)		331,705,817

Energy – 9.8%
Energy Equipment & Services - 9.8%
Ensign Energy Services	7,128,000	110,689,246
Pason Systems	4,066,300	114,323,603
SEACOR Holdings [1]	735,065	60,459,096
Tidewater	1,199,127	67,330,981
Trican Well Service [2]	8,627,100	139,304,562
Unit Corporation [1,2]	2,640,073	181,716,225

Total (Cost $370,891,726)		673,823,713

Financials – 10.3%
Capital Markets - 3.6%
Artisan Partners Asset Management Cl. A	400,536	22,702,380
Federated Investors Cl. B	3,939,300	121,803,156
Stifel Financial [1]	2,124,877	100,612,926

		245,118,462

Insurance - 2.9%
Alleghany Corporation [1]	459,525	201,327,093

Real Estate Management & Development - 3.8%
Jones Lang LaSalle	959,603	121,284,223
Kennedy-Wilson Holdings [2]	5,379,014	144,265,156

		265,549,379

Total (Cost $433,113,660)		711,994,934

Health Care – 8.0%
Biotechnology - 3.6%
Myriad Genetics [1,2,3]	6,343,965	246,907,118

Health Care Equipment & Supplies - 1.5%
IDEXX Laboratories [1]	777,200	103,810,604

Life Sciences Tools & Services - 1.3%
PerkinElmer	1,983,200	92,893,088

Pharmaceuticals - 1.6%
Medicines Company (The) [1,2]	3,856,288	112,063,729

Total (Cost $317,686,335)		555,674,539

Industrials – 24.2%
Air Freight & Logistics - 1.2%
Forward Air	1,388,628	66,445,850
UTi Worldwide [1]	1,642,400	16,982,416

		83,428,266

Building Products - 1.4%
Simpson Manufacturing [2]	2,685,933	97,660,524

Commercial Services & Supplies - 3.8%
Brady Corporation Cl. A	752,163	22,467,109
Copart [1]	3,158,100	113,565,276
Ritchie Bros. Auctioneers	5,253,363	129,495,398

		265,527,783

Construction & Engineering - 1.4%
EMCOR Group	2,241,400	99,809,542

Electrical Equipment - 0.9%
GrafTech International [1]	5,771,167	60,366,407

Machinery - 9.9%
Kennametal	1,563,500	72,358,780
Lincoln Electric Holdings	2,772,370	193,733,216
Semperit AG Holding [2]	1,952,496	119,641,512
Valmont Industries	697,800	106,030,710
Woodward [2]	3,806,024	190,986,284

		682,750,502

Professional Services - 2.0%
Acacia Research [2]	3,701,351	65,698,980
Towers Watson & Co. Cl. A	676,721	70,534,630

		136,233,610

Road & Rail - 1.6%
Landstar System	1,675,300	107,219,200

Trading Companies & Distributors - 2.0%
Air Lease Cl. A	1,204,760	46,479,641
MSC Industrial Direct Cl. A	952,284	91,076,441

		137,556,082

Total (Cost $869,009,805)		1,670,551,916

Information Technology – 18.2%
Communications Equipment - 0.8%
ADTRAN	2,569,434	57,966,431

Electronic Equipment, Instruments & Components - 7.7%
Anixter International	747,600	74,812,332
Benchmark Electronics [1,2]	2,843,900	72,462,572
Cognex Corporation [1]	3,494,914	134,204,698
National Instruments	4,151,901	134,480,073

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce Premier Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Cl. A [1]	1,423,094	$117,149,098

		533,108,773

IT Services - 1.9%
Gartner [1]	750,600	52,932,312
Jack Henry & Associates	1,336,640	79,436,515

		132,368,827

Semiconductors & Semiconductor Equipment - 6.2%
Cabot Microelectronics [1,2]	1,493,474	66,683,614
Cirrus Logic [1,2]	5,960,200	135,534,948
Fairchild Semiconductor International [1]	4,781,229	74,587,172
MKS Instruments [2]	3,296,910	102,995,469
Veeco Instruments [1]	1,268,164	47,251,791

		427,052,994

Software - 1.6%
Fair Isaac [2]	1,732,600	110,470,576

Total (Cost $742,112,500)		1,260,967,601

Materials – 11.0%
Chemicals - 3.4%
Cabot Corporation	1,675,800	97,179,642
Westlake Chemical	1,686,110	141,228,574

		238,408,216

Metals & Mining - 7.1%
Alamos Gold	2,309,427	23,352,905
Globe Specialty Metals [2]	5,682,472	118,081,768
Pan American Silver [2]	8,625,597	132,402,914
Reliance Steel & Aluminum	1,824,800	134,506,008
Schnitzer Steel Industries Cl. A [2]	2,008,038	52,349,551
Silver Standard Resources [1]	3,515,069	30,440,497

		491,133,643

Paper & Forest Products - 0.5%
Stella-Jones	1,139,212	31,281,488

Total (Cost $536,108,998)		760,823,347

Miscellaneous [5] – 0.9%
Total (Cost $59,473,497)		59,091,059

TOTAL COMMON STOCKS
(Cost $3,920,888,924)		6,757,364,796

REPURCHASE AGREEMENT – 1.2%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $84,296,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.07% due 10/16/14-11/21/14,
valued at $85,985,000)
(Cost $84,296,000)		84,296,000

	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.9%
U.S. Treasury Notes
0.75%-2.25%
due 7/31/16-4/30/21	$23,642	$23,734
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)		271,429,954

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $271,453,688)		271,453,688

TOTAL INVESTMENTS – 102.9%
(Cost $4,276,638,612)		7,113,114,484

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.9)%		(199,541,325)

NET ASSETS – 100.0%		$6,913,573,159

56 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

Royce Low-Priced Stock Fund

	SHARES	VALUE
COMMON STOCKS – 98.8%

Consumer Discretionary – 12.9%
Automobiles - 1.9%
Thor Industries	346,803	$19,722,687
Winnebago Industries [1]	25,000	629,500

		20,352,187

Diversified Consumer Services - 1.4%
Universal Technical Institute [2]	1,279,151	15,528,893

Leisure Products - 0.3%
†Smith & Wesson Holding Corporation [1,3]	239,500	3,482,330

Media - 0.6%
Pico Far East Holdings	30,000,000	6,967,382

Specialty Retail - 8.7%
Buckle (The)	444,575	19,721,347
Cato Corporation (The) Cl. A	452,350	13,977,615
Chico’s FAS	781,000	13,245,760
Finish Line (The) Cl. A	297,400	8,844,676
GameStop Corporation Cl. A	440,000	17,806,800
Lewis Group [3]	1,043,747	6,359,643
Luk Fook Holdings (International)	3,977,800	11,650,503
Zumiez [1,3]	126,000	3,476,340

		95,082,684

Total (Cost $93,173,200)		141,413,476

Consumer Staples – 3.3%
Food Products - 2.1%
Asian Citrus Holdings	15,918,000	3,573,663
Industrias Bachoco ADR	365,606	19,658,635

		23,232,298

Personal Products - 1.2%
Nu Skin Enterprises Cl. A	174,729	12,922,957

Total (Cost $19,233,780)		36,155,255

Energy – 12.4%
Energy Equipment & Services - 11.6%
C&J Energy Services [1]	196,246	6,629,190
Calfrac Well Services	1,115,000	20,846,493
Pason Systems	462,550	13,004,545
Tesco Corporation	709,216	15,134,669
TGS-NOPEC Geophysical	435,000	13,907,008
Total Energy Services	751,700	16,364,736
Trican Well Service	1,259,800	20,342,396
Unit Corporation [1]	309,600	21,309,768

		127,538,805

Oil, Gas & Consumable Fuels - 0.8%
Sprott Resource [1]	2,980,100	8,825,375

Total (Cost $53,383,918)		136,364,180

Financials – 12.1%
Capital Markets - 8.5%
Ashmore Group	3,430,363	21,721,674
Federated Investors Cl. B	526,800	16,288,656
INTL FCStone [1]	309,900	6,173,208
Jupiter Fund Management	1,121,349	7,666,710
Sprott	6,950,400	19,736,387
Value Partners Group	32,626,500	21,848,103

		93,434,738

Real Estate Management & Development - 3.6%
Brasil Brokers Participacoes	2,000,000	3,177,189
E-House (China) Holdings ADR	977,072	8,451,673
Gladstone Land [2]	501,200	6,510,588
Kennedy-Wilson Holdings	800,830	21,478,261

		39,617,711

Total (Cost $107,925,064)		133,052,449

Health Care – 3.9%
Biotechnology - 1.8%
Myriad Genetics [1,3]	529,969	20,626,393

Health Care Providers & Services - 0.2%
†Bio-Reference Laboratories [1,3]	64,900	1,961,278

Pharmaceuticals - 1.9%
Medicines Company (The) [1]	719,132	20,897,976

Total (Cost $21,564,168)		43,485,647

Industrials – 15.3%
Aerospace & Defense - 1.4%
Orbital Sciences [1]	522,523	15,440,555

Building Products - 1.4%
WaterFurnace Renewable Energy	514,500	14,614,587

Commercial Services & Supplies - 2.3%
Ennis	665,562	10,156,476
Moshi Moshi Hotline	1,558,100	15,349,527

		25,506,003

Construction & Engineering - 0.6%
Raubex Group	3,068,901	6,536,023

Electrical Equipment - 1.4%
GrafTech International [1,3]	1,429,830	14,956,022

Marine - 1.6%
Clarkson	435,731	17,859,753

Professional Services - 6.5%
Acacia Research	1,255,605	22,286,989
Heidrick & Struggles International	264,592	4,894,952
Kforce	448,774	9,715,957
Korn/Ferry International [1]	427,740	12,562,724
Navigant Consulting [1]	146,900	2,563,405
Resources Connection	132,300	1,734,453
RPX Corporation [1]	607,200	10,777,800
TrueBlue [1]	262,494	7,236,959

		71,773,239

Road & Rail - 0.1%
Heartland Express	56,545	1,206,670

Total (Cost $128,808,291)		167,892,852

Information Technology – 21.4%
Communications Equipment - 3.4%
ADTRAN	600,463	13,546,445
Brocade Communications Systems	300,000	2,760,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 57

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
Infinera Corporation [1,3]	400,000	$3,680,000
KVH Industries [1]	539,615	7,031,184
NETGEAR [1]	289,300	10,058,961

		37,076,590

Electronic Equipment, Instruments & Components - 3.4%
AVX Corporation	678,578	9,011,516
GSI Group [1]	113,285	1,442,118
TTM Technologies [1]	1,409,124	11,554,817
Vishay Intertechnology	996,550	15,436,559

		37,445,010

IT Services - 3.3%
Convergys Corporation	705,611	15,128,300
Neurones	480,000	9,582,911
TeleTech Holdings [1]	415,301	12,039,576

		36,750,787

Semiconductors & Semiconductor Equipment - 11.2%
Advanced Energy Industries [1]	446,983	8,604,423
Aixtron ADR [1,3]	101,990	1,482,935
Brooks Automation	506,482	5,454,811
Cirrus Logic [1,3]	908,300	20,654,742
Fairchild Semiconductor International [1]	978,439	15,263,648
International Rectifier [1]	562,213	15,685,743
Lam Research	98,800	6,676,904
MKS Instruments	662,627	20,700,467
OmniVision Technologies [1]	620,191	13,631,798
Teradyne	792,975	15,542,310

		123,697,781

Software - 0.1%
Mentor Graphics	25,700	554,349
Progress Software [1]	20,000	480,800

		1,035,149

Total (Cost $157,445,838)		236,005,317

Materials – 15.5%
Chemicals - 0.7%
Intrepid Potash [1,3]	454,700	7,620,772

Construction Materials - 0.5%
Mardin Cimento Sanayii	2,473,100	5,953,370

Metals & Mining - 14.3%
Alamos Gold	1,629,300	16,475,467
Centamin [1]	6,032,800	6,445,239
Endeavour Mining [1]	550,000	427,815
Globe Specialty Metals	867,863	18,034,193
Hochschild Mining [1]	6,623,161	18,107,465
Horsehead Holding Corporation [1]	359,535	6,565,109
Major Drilling Group International	2,029,100	14,775,415
McEwen Mining [1,3]	4,991,618	14,375,860
Pan American Silver	702,876	10,789,147
Pretium Resources [1]	1,855,800	15,357,026
Schnitzer Steel Industries Cl. A	177,100	4,616,997
Seabridge Gold [1]	2,183,616	20,482,318
Silver Standard Resources [1,3]	1,228,611	10,639,771

		157,091,822

Total (Cost $162,443,084)		170,665,964

Utilities – 0.3%
Independent Power & Renewable Electricity Producer - 0.3%
Alterra Power [1]	9,632,900	3,159,660

Total (Cost $12,398,276)		3,159,660

Miscellaneous [5] – 1.7%
Total (Cost $16,725,640)		18,458,308

TOTAL COMMON STOCKS
(Cost $773,101,259)		1,086,653,108

REPURCHASE AGREEMENT – 2.1%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $23,729,000 (collateralized
by obligations of various U.S. Government
Agencies, due 12/2/14, valued at $24,205,000)
(Cost $23,729,000)		23,729,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 6.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $70,410,418)		70,410,418

TOTAL INVESTMENTS – 107.3%
(Cost $867,240,677)		1,180,792,526

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.3)%		(80,691,079)

NET ASSETS – 100.0%		$1,100,101,447

58 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

Royce Total Return Fund

	SHARES	VALUE
COMMON STOCKS – 95.7%

Consumer Discretionary – 12.2%
Auto Components - 0.8%
Autoliv	23,213	$2,474,042
Gentex Corporation	1,154,670	33,589,350
Lear Corporation	4,200	375,144
Spartan Motors	39,457	179,135
Standard Motor Products	89,606	4,002,700

		40,620,371

Automobiles - 0.6%
Thor Industries	586,474	33,352,776

Distributors - 0.1%
Weyco Group	282,000	7,729,620

Diversified Consumer Services - 0.2%
Benesse Holdings	17,500	759,217
DeVry Education Group	57,400	2,430,316
Regis Corporation [1]	551,500	7,765,120
Sotheby’s	3,800	159,562
Strayer Education [1,3]	21,000	1,102,710

		12,216,925

Hotels, Restaurants & Leisure - 0.6%
Abu Dhabi National Hotels	1,200,000	947,506
Bob Evans Farms	430,573	21,550,178
Cheesecake Factory	45,400	2,107,468
Churchill Downs	10,000	901,100
DineEquity	58,130	4,620,754
Ruth’s Hospitality Group	38,400	474,240

		30,601,246

Household Durables - 0.7%
De’Longhi	45,000	973,572
Ekornes	60,000	799,661
Ethan Allen Interiors	1,173,150	29,023,731
Forbo Holding	1,500	1,599,290
Garmin	8,200	499,380
Harman International Industries	2,200	236,346
La-Z-Boy	60,020	1,390,663
Leggett & Platt	30,803	1,055,927
PulteGroup	40,600	818,496

		36,397,066

Internet & Catalog Retail - 0.1%
FTD Companies [1]	25,655	815,572
HSN	2,800	165,872
Manutan International	8,300	531,095
Nutrisystem	16,860	288,475
PetMed Express	351,500	4,738,220
Takkt	20,000	366,699

		6,905,933

Leisure Products - 0.3%
Arctic Cat	109,965	4,334,820
Callaway Golf	962,900	8,011,328
Hasbro	9,538	505,991
Polaris Industries	5,900	768,416

		13,620,555

Media - 0.6%
CTC Media	200,799	2,210,797
Harte-Hanks	618,563	4,447,468
Meredith Corporation	73,320	3,545,755
Morningstar	30,201	2,168,734
Saga Communications Cl. A	190,758	8,149,182
Scholastic Corporation	44,599	1,520,380
Television Broadcasts	90,000	584,099
Wiley (John) & Sons Cl. A	100,000	6,059,000
World Wrestling Entertainment Cl. A	29,571	352,782

		29,038,197

Multiline Retail - 0.1%
Dillard’s Cl. A	22,886	2,668,736
New World Department Store China	1,993,300	802,423

		3,471,159

Specialty Retail - 6.0%
Aaron’s	62,500	2,227,500
Abercrombie & Fitch Cl. A	36,100	1,561,325
American Eagle Outfitters	2,124,623	23,838,270
Ascena Retail Group [1]	1,992,363	34,069,407
Big 5 Sporting Goods	16,400	201,228
Buckle (The)	777,846	34,505,249
Cato Corporation (The) Cl. A	1,297,947	40,106,562
Chico’s FAS	144,400	2,449,024
Destination Maternity	4,900	111,573
DSW Cl. A	100,234	2,800,538
Foot Locker	60,992	3,093,514
GameStop Corporation Cl. A	952,641	38,553,381
Genesco [1]	431,067	35,403,533
Guess?	567,699	15,327,873
Lewis Group	50,000	304,655
Men’s Wearhouse (The)	176,539	9,850,876
Monro Muffler Brake	430,000	22,871,700
PetSmart	11,900	711,620
Pier 1 Imports	35,927	553,635
RadioShack Corporation [1,3]	138,642	137,380
Rent-A-Center	393,629	11,289,280
Shoe Carnival	676,696	13,973,773
Signet Jewelers	8,000	884,720
Stage Stores	30,000	560,700
Stein Mart	1,028,666	14,288,171
Systemax [1]	277,979	3,994,558
Williams-Sonoma	6,000	430,680

		314,100,725

Textiles, Apparel & Luxury Goods - 2.1%
Barry (R.G.) [2]	959,902	18,190,143
Columbia Sportswear	67,582	5,585,652
Crocs [1]	465,666	6,998,960
G-III Apparel Group [1]	277,985	22,700,255
Gildan Activewear	29,100	1,713,408
Movado Group	37,827	1,576,251
Pacific Textiles Holdings	750,000	941,564
Stella International Holdings	125,000	340,305
Steven Madden [1]	1,076,092	36,909,956
Van de Velde	9,064	482,180
Vera Bradley [1,3]	498,256	10,896,859
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods (continued)
Wolverine World Wide	62,575	$1,630,705

		107,966,238

Total (Cost $469,330,258)		636,020,811

Consumer Staples – 2.6%
Beverages - 0.0%
Crimson Wine Group [1,3,4]	43,380	392,155

Food & Staples Retailing - 0.3%
Village Super Market Cl. A	687,754	16,251,627

Food Products - 1.5%
Cal-Maine Foods	55,298	4,109,747
Farmer Bros. [1]	382,300	8,261,503
Flowers Foods	1,058,900	22,321,612
Fresh Del Monte Produce	241,700	7,408,105
Hershey Creamery [4]	882	2,341,710
Lancaster Colony	109,700	10,439,052
Sanderson Farms	6,100	592,920
Tootsie Roll Industries	701,291	20,646,007

		76,120,656

Household Products - 0.0%
WD-40 Company	17,911	1,347,266

Personal Products - 0.8%
Inter Parfums	46,265	1,367,131
Nu Skin Enterprises Cl. A	500,704	37,032,068

		38,399,199

Tobacco - 0.0%
Universal Corporation	23,664	1,309,802

Total (Cost $110,451,901)		133,820,705

Diversified Investment Companies – 0.1%
Closed-End Funds - 0.1%
British Empire Securities and General Trust	601,182	5,113,448
RIT Capital Partners	100,000	2,252,202

Total (Cost $5,994,466)		7,365,650

Energy – 4.9%
Energy Equipment & Services - 3.6%
CARBO Ceramics	208,146	32,079,461
Era Group [1]	239,080	6,856,814
Exterran Partners L.P.	819,700	23,181,116
Helmerich & Payne	279,242	32,422,789
Nabors Industries	23,300	684,321
Oceaneering International	7,101	554,801
Oil States International [1]	188,743	12,096,539
Pason Systems	1,016,000	28,564,735
Patterson-UTI Energy	52,265	1,826,139
Precision Drilling	594,250	8,414,580
RPC	132,820	3,119,942
SEACOR Holdings [1]	297,477	24,467,483
Tidewater	150,000	8,422,500
Total Energy Services	190,355	4,144,086

		186,835,306

Oil, Gas & Consumable Fuels - 1.3%
Arch Coal	87,418	319,076
Baytex Energy	33,400	1,541,410
Cimarex Energy	156,790	22,493,093
Delek US Holdings	11,903	336,022
Energy XXI (Bermuda)	19,800	467,874
GasLog	20,400	650,556
Hugoton Royalty Trust	558,500	6,132,330
Natural Resource Partners L.P.	225,900	3,743,163
NuStar GP Holdings LLC	369,200	14,439,412
Panhandle Oil & Gas Cl. A	8,200	459,446
Pengrowth Energy	134,757	967,555
Penn Virginia [1]	633,760	10,742,232
SM Energy	18,342	1,542,562
W&T Offshore	77,700	1,271,949
Western Refining	100,000	3,755,000

		68,861,680

Total (Cost $140,488,590)		255,696,986

Financials – 25.8%
Banks - 4.1%
Ames National	402,514	9,314,174
Associated Banc-Corp	336,700	6,087,536
Banco Latinoamericano de Comercio Exterior Cl. E	86,275	2,559,779
Bank of Hawaii	832,001	48,830,139
Bank of Kentucky Financial	155,699	5,416,768
BLOM Bank GDR	684,500	6,400,075
BOK Financial	453,968	30,234,269
Camden National	194,540	7,540,370
Canadian Western Bank	933,200	34,886,227
City Holding Company	411,466	18,565,346
Farmers & Merchants Bank of Long Beach [4]	479	2,767,662
First Citizens BancShares Cl. A	82,526	20,218,870
First National Bank Alaska [4]	3,110	5,395,819
Peapack-Gladstone Financial [2]	604,692	12,825,517
Sun Bancorp [1]	284,428	1,140,556

		212,183,107

Capital Markets - 6.6%
AGF Management Cl. B	815,600	9,539,092
AllianceBernstein Holding L.P.	1,750,400	45,300,352
Apollo Global Management LLC Cl. A	492,400	13,649,328
Apollo Investment	1,161,400	9,999,654
ASA Gold and Precious Metals	578,892	8,480,768
Ashmore Group	180,000	1,139,792
Banca Generali	86,000	2,366,973
Cohen & Steers	285,337	12,377,919
Coronation Fund Managers	1,315,000	11,809,652
Edmond de Rothschild (Suisse)	205	3,340,381
Egyptian Financial Group-Hermes Holding Company [1]	1,032,032	2,221,379
Egyptian Financial Group-Hermes Holding Company GDR [1]	90,000	369,000
Federated Investors Cl. B	1,475,615	45,626,016

60 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Fortress Investment Group LLC Cl. A	87,100	$648,024
GAMCO Investors Cl. A	278,300	23,112,815
Investec	118,000	1,088,485
Janus Capital Group	110,109	1,374,160
KKR & Co. L.P.	1,315,600	32,008,548
Lazard Cl. A	212,090	10,935,360
Monroe Capital	20,991	278,551
MVC Capital	475,000	6,151,250
Oppenheimer Holdings Cl. A	221,512	5,314,073
Paris Orleans	523,921	12,339,369
Partners Group Holding	9,000	2,460,081
Raymond James Financial	418,525	21,231,773
Schroders	111,100	4,764,821
SEI Investments	1,020,270	33,434,248
Teton Advisors Cl. A [4]	1,297	53,177
Value Partners Group	1,500,000	1,004,464
Vontobel Holding	150,400	5,249,075
Waddell & Reed Financial Cl. A	201,200	12,593,108
Westwood Holdings Group	45,895	2,755,536

		343,017,224

Consumer Finance - 0.0%
Cash America International	53,200	2,363,676
Nelnet Cl. A	15,516	642,828

		3,006,504

Diversified Financial Services - 0.9%
Leucadia National	141,659	3,714,299
NASDAQ OMX Group (The)	7,300	281,926
Sofina	279,572	32,485,937
TMX Group	184,000	10,147,978

		46,630,140

Insurance - 10.1%
Alleghany Corporation [1]	99,522	43,602,579
Allied World Assurance Company Holdings	741,178	28,179,587
American Equity Investment Life Holding Company	18,200	447,720
American Financial Group	155,186	9,242,878
American National Insurance	159,593	18,225,521
AmTrust Financial Services	21,138	883,780
Argo Group International Holdings	10,300	526,433
Aspen Insurance Holdings	274,920	12,486,866
Assurant	27,412	1,796,857
Assured Guaranty	204,542	5,011,279
Baldwin & Lyons Cl. B	345,943	8,973,761
Berkley (W.R.)	12,546	581,005
Cincinnati Financial	280,000	13,451,200
Crawford & Company Cl. B	35,841	361,277
E-L Financial	82,488	54,190,608
EMC Insurance Group	85,455	2,630,305
Employers Holdings	81,321	1,722,379
Erie Indemnity Cl. A	571,900	43,041,194
Everest Re Group	9,800	1,572,802
Fidelity National Financial	1,022,711	33,504,012
First American Financial	221,361	6,151,622
Gallagher (Arthur J.) & Co.	792,400	36,925,840
HCI Group	20,300	824,180
Infinity Property & Casualty	153,762	10,337,419
Lancashire Holdings	100,000	1,119,255
Markel Corporation [1]	67,900	44,517,956
Mercury General	185,100	8,707,104
Montpelier Re Holdings	66,707	2,131,289
National Western Life Insurance Cl. A	3,600	897,876
Old Republic International	779,720	12,896,569
PartnerRe	312,846	34,165,912
Platinum Underwriters Holdings	182,606	11,841,999
Primerica	20,097	961,641
Reinsurance Group of America	454,086	35,827,385
RenaissanceRe Holdings	14,009	1,498,963
RLI Corp.	234,870	10,752,349
StanCorp Financial Group	7,200	460,800
State Auto Financial	392,000	9,184,560
Stewart Information Services	61,400	1,904,014
Symetra Financial	319,744	7,270,979
Torchmark Corporation	30,400	2,490,368
United Fire Group	94,074	2,758,250
Validus Holdings	25,000	956,000
White Mountains Insurance Group	3,534	2,150,227

		527,164,600

Real Estate Investment Trusts (REITs) - 2.4%
Colony Financial	1,744,149	40,499,140
Cousins Properties	421,710	5,250,290
DCT Industrial Trust	1,121,600	9,208,336
Hannon Armstrong Sustainable Infrastructure Capital	200,000	2,868,000
Lexington Realty Trust	707,006	7,784,136
MFA Financial	692,000	5,681,320
National Health Investors	159,570	9,982,699
National Retail Properties	650,000	24,173,500
PS Business Parks	118,500	9,893,565
Rayonier	315,000	11,198,250

		126,539,236

Real Estate Management & Development - 0.6%
Alexander & Baldwin	694,700	28,795,315
Midland Holdings [1]	1,500,000	754,800

		29,550,115

Thrifts & Mortgage Finance - 1.1%
Genworth MI Canada	946,670	33,721,875
TrustCo Bank Corp. NY	3,691,044	24,656,174

		58,378,049

Total (Cost $865,407,616)		1,346,468,975

Health Care – 6.0%
Health Care Equipment & Supplies - 2.6%
Analogic Corporation	235,500	18,425,520
Atrion Corporation	1,422	463,572
bioMerieux	8,500	915,993
Cantel Medical	56,413	2,065,844
Carl Zeiss Meditec	50,000	1,533,616
Cooper Companies	3,100	420,143

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Health Care (continued)
Health Care Equipment & Supplies (continued)
DiaSorin	30,000	$1,257,018
Hill-Rom Holdings	521,470	21,646,220
IDEXX Laboratories [1]	141,400	18,886,798
Invacare Corporation	37,794	694,276
Meridian Bioscience	16,100	332,304
ResMed	48,333	2,447,100
STERIS Corporation	637,608	34,099,276
Straumann Holding	7,420	1,718,615
Teleflex	309,700	32,704,320

		137,610,615

Health Care Providers & Services - 2.5%
Chemed Corporation	427,569	40,071,767
Ensign Group (The)	14,115	438,694
Landauer	449,700	18,887,400
Magellan Health [1]	65,371	4,068,691
MEDNAX [1]	280,432	16,307,121
National HealthCare	3,409	191,893
Omnicare	56,599	3,767,795
Owens & Minor	1,135,750	38,592,785
U.S. Physical Therapy	240,364	8,218,045

		130,544,191

Health Care Technology - 0.0%
Computer Programs and Systems	7,000	445,200

Life Sciences Tools & Services - 0.7%
PerkinElmer	712,600	33,378,184
Techne Corporation	5,800	536,906

		33,915,090

Pharmaceuticals - 0.2%
Boiron	27,500	2,391,517
Questcor Pharmaceuticals	31,000	2,867,190
Recordati	110,000	1,849,651
Santen Pharmaceutical	15,000	843,986
Stallergenes	10,445	805,079
Vetoquinol	35,912	1,779,127
Virbac	3,500	808,503

		11,345,053

Total (Cost $161,785,158)		313,860,149

Industrials – 19.8%
Aerospace & Defense - 1.5%
AAR Corporation	30,600	843,336
American Science and Engineering	204,234	14,212,644
Cubic Corporation	261,474	11,638,208
HEICO Corporation	464,843	24,143,945
HEICO Corporation Cl. A	488,666	19,839,840
National Presto Industries	52,026	3,789,574
Triumph Group	18,076	1,262,066

		75,729,613

Air Freight & Logistics - 0.8%
Aramex	1,600,000	1,306,905
C. H. Robinson Worldwide	256,000	16,330,240
Expeditors International of Washington	458,400	20,242,944
UTi Worldwide [1]	588,900	6,089,226

		43,969,315

Building Products - 0.5%
A. O. Smith Corporation	465,188	23,064,021
AAON	20,300	680,456
Insteel Industries	72,000	1,414,800

		25,159,277

Commercial Services & Supplies - 3.2%
ABM Industries	649,000	17,510,020
Brady Corporation Cl. A	1,154,035	34,471,026
Ennis	377,444	5,759,795
Healthcare Services Group	201,064	5,919,324
HNI Corporation	468,373	18,318,068
Horizon North Logistics	53,600	384,777
Kaba Holding	4,000	1,977,898
Kimball International Cl. B	724,600	12,115,312
McGrath RentCorp	291,300	10,705,275
Progressive Waste Solutions	6,900	177,123
Ritchie Bros. Auctioneers	1,476,820	36,403,613
UniFirst Corporation	156,904	16,631,824
US Ecology	42,705	2,090,410
Viad Corporation	208,906	4,980,319

		167,444,784

Construction & Engineering - 0.4%
Comfort Systems USA	208,931	3,301,110
EMCOR Group	53,239	2,370,733
Granite Construction	196,075	7,054,778
KBR	351,764	8,389,571
URS Corporation	44,700	2,049,495

		23,165,687

Electrical Equipment - 1.8%
Acuity Brands	11,668	1,613,101
AZZ	7,860	362,189
EnerSys	18,600	1,279,494
Franklin Electric	733,800	29,594,154
Hubbell Cl. B	301,621	37,144,626
LSI Industries	1,084,161	8,651,605
Preformed Line Products	255,671	13,762,770

		92,407,939

Industrial Conglomerates - 0.2%
Raven Industries	302,902	10,038,172

Machinery - 8.1%
Actuant Corporation Cl. A	18,500	639,545
AGCO Corporation	18,400	1,034,448
Alamo Group	404,076	21,856,471
Altra Industrial Motion	21,800	793,302
American Railcar Industries	281,809	19,098,196
Briggs & Stratton	640,740	13,109,540
Burckhardt Compression Holding	5,000	2,695,083
CIRCOR International	12,400	956,412
CLARCOR	247,400	15,301,690
Crane Company	290,000	21,564,400
Donaldson Company	48,902	2,069,533
Foster (L.B.) Company	7,400	400,488

62 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Industrials (continued)
Machinery (continued)
FreightCar America	8,039	$201,297
Gorman-Rupp Company (The)	720,791	25,494,378
Hillenbrand	243,625	7,947,047
IDEX Corporation	2,200	177,628
Joy Global	27,000	1,662,660
Kadant	3,200	123,040
Kennametal	156,075	7,223,151
Lincoln Electric Holdings	179,499	12,543,390
Lindsay Corporation	224,082	18,928,206
Miller Industries	306,620	6,310,240
Mueller (Paul) Company [1,2,4]	116,700	4,900,233
Mueller Industries	766,224	22,534,648
Nordson Corporation	254,500	20,408,355
Oshkosh Corporation	11,574	642,704
Pfeiffer Vacuum Technology	5,000	551,349
Semperit AG Holding	25,000	1,531,905
Spirax-Sarco Engineering	9,568	447,520
Standex International	42,731	3,182,605
Starrett (L.S.) Company (The) Cl. A [2]	529,400	8,142,172
Sun Hydraulics	930,449	37,776,229
Tennant Company	591,796	45,165,871
Timken Company (The)	32,332	2,193,403
Toro Company (The)	259,364	16,495,550
Trinity Industries	1,084,574	47,417,575
Valmont Industries	4,700	714,165
Wabtec Corporation	7,600	627,684
Woodward	609,200	30,569,656

		423,431,769

Marine - 0.3%
Matson	594,700	15,961,748

Professional Services - 1.7%
Acacia Research	25,000	443,750
Corporate Executive Board	236,000	16,099,920
Exponent	26,296	1,948,796
Heidrick & Struggles International	116,298	2,151,513
Kelly Services Cl. A	634,200	10,889,214
ManpowerGroup	470,352	39,909,367
Michael Page International	200,000	1,475,227
Nihon M&A Center	60,000	1,712,847
Resources Connection	79,333	1,040,056
Robert Half International	28,400	1,355,816
Towers Watson & Co. Cl. A	103,600	10,798,228

		87,824,734

Road & Rail - 0.3%
ArcBest Corporation	239,681	10,428,520
Knight Transportation	221,765	5,271,354

		15,699,874

Trading Companies & Distributors - 1.0%
Aceto Corporation	293,769	5,328,970
Applied Industrial Technologies	521,445	26,452,905
Houston Wire & Cable [2]	1,402,225	17,401,612
MISUMI Group	20,500	563,975
Watsco	8,602	883,942

		50,631,404

Total (Cost $500,035,853)		1,031,464,316

Information Technology – 8.3%
Communications Equipment - 2.1%
ADTRAN	387,429	8,740,398
Bel Fuse Cl. A	22,350	549,363
Bel Fuse Cl. B	74,000	1,899,580
Black Box	329,568	7,725,074
Comtech Telecommunications	95,784	3,575,617
EVS Broadcast Equipment	15,000	745,173
InterDigital	17,800	850,840
NETGEAR [1]	1,029,299	35,788,726
Plantronics	805,754	38,716,480
TESSCO Technologies	347,959	11,040,739

		109,631,990

Electronic Equipment, Instruments & Components - 2.7%
AVX Corporation	1,741,910	23,132,565
Belden	14,603	1,141,370
Cognex Corporation [1]	711,100	27,306,240
Daktronics	61,927	738,170
Domino Printing Sciences	110,000	1,129,524
Electro Rent	348,647	5,832,864
FEI Company	19,900	1,805,527
FLIR Systems	136,100	4,726,753
Littelfuse	61,423	5,709,268
Methode Electronics	611,996	23,384,367
MTS Systems	77,241	5,233,850
Nam Tai Property	580,500	4,376,970
Park Electrochemical	82,028	2,314,010
Vishay Intertechnology	2,293,538	35,526,904

		142,358,382

Internet Software & Services - 0.0%
EarthLink Holdings	100,652	374,425
j2 Global	37,000	1,881,820
United Online [1]	33,357	346,913

		2,603,158

IT Services - 1.9%
Amdocs	47,500	2,200,675
Broadridge Financial Solutions	596,700	24,846,588
Calian Technologies	253,204	4,650,952
Convergys Corporation	1,229,389	26,358,100
Forrester Research	56,526	2,141,205
Global Payments	4,146	302,036
Jack Henry & Associates	20,800	1,236,144
ManTech International Cl. A	893,769	26,384,061
MAXIMUS	103,020	4,431,921
Syntel [1]	9,400	808,024
Total System Services	171,595	5,389,799

		98,749,505

Semiconductors & Semiconductor Equipment - 0.7%
Brooks Automation	84,881	914,168
Marvell Technology Group	181,900	2,606,627

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Micrel	126,160	$1,423,085
MKS Instruments	816,035	25,492,933
Power Integrations	2,018	116,116
Teradyne	219,046	4,293,302

		34,846,231

Software - 0.3%
Ebix	111,145	1,590,485
FactSet Research Systems	24,200	2,910,776
Fair Isaac	171,157	10,912,970
Mentor Graphics	9,800	211,386
Pegasystems	107,408	2,268,457

		17,894,074

Technology Hardware, Storage & Peripherals - 0.6%
Diebold	727,018	29,204,313

Total (Cost $338,439,976)		435,287,653

Materials – 10.2%
Chemicals - 4.8%
Albemarle Corporation	452,500	32,353,750
Balchem Corporation	647,649	34,688,080
Cabot Corporation	781,000	45,290,190
Chase Corporation [2]	773,974	26,423,472
FutureFuel Corporation	187,847	3,116,382
H.B. Fuller Company	7,222	347,378
Innophos Holdings	22,078	1,271,031
Innospec	598,046	25,817,646
International Flavors & Fragrances	127,600	13,306,128
Methanex Corporation	310,710	19,195,664
Minerals Technologies	44,993	2,950,641
NewMarket Corporation	8,626	3,382,341
Olin Corporation	13,900	374,188
Quaker Chemical	431,429	33,129,433
Stepan Company	20,000	1,057,200
Victrex	70,000	2,038,962
Westlake Chemical	59,699	5,000,388

		249,742,874

Construction Materials - 0.2%
Ash Grove Cement [4]	39,610	9,110,300

Containers & Packaging - 1.4%
AptarGroup	88,100	5,903,581
Bemis Company	514,800	20,931,768
Greif Cl. A	586,801	32,015,863
Mayr-Melnhof Karton	13,100	1,560,771
Myers Industries	42,900	861,861
Packaging Corporation of America	18,700	1,336,863
Sonoco Products	305,778	13,432,827

		76,043,534

Metals & Mining - 2.9%
Agnico Eagle Mines	697,000	26,695,100
Alamos Gold	90,000	910,079
Ampco-Pittsburgh	180,306	4,136,220
Carpenter Technology	291,075	18,410,494
Cliffs Natural Resources	500,000	7,525,000
Commercial Metals	85,000	1,471,350
Franco-Nevada Corporation	171,000	9,805,140
Globe Specialty Metals	20,000	415,600
Gold Fields ADR	1,136,200	4,226,664
IAMGOLD Corporation [1]	896,620	3,694,074
Olympic Steel	30,247	748,613
Pan American Silver	1,112,100	17,070,735
Reliance Steel & Aluminum	459,113	33,841,219
†Sims Metal Management [1]	1,000,000	9,127,753
Worthington Industries	308,300	13,269,232

		151,347,273

Paper & Forest Products - 0.9%
Deltic Timber	172,000	10,392,240
Domtar Corporation	421,000	18,039,850
Schweitzer-Mauduit International	427,154	18,649,544

		47,081,634

Total (Cost $325,381,064)		533,325,615

Telecommunication Services – 0.8%
Diversified Telecommunication Services - 0.3%
Atlantic Tele-Network	280,703	16,280,774

Wireless Telecommunication Services - 0.5%
Telephone and Data Systems	822,190	21,467,381
USA Mobility	119,266	1,836,696

		23,304,077

Total (Cost $28,579,277)		39,584,851

Utilities – 3.2%
Electric Utilities - 1.1%
ALLETE	190,047	9,758,913
ITC Holdings	750,000	27,360,000
PNM Resources	638,900	18,738,937

		55,857,850

Gas Utilities - 1.4%
AGL Resources	312,558	17,200,067
National Fuel Gas	48,026	3,760,436
Piedmont Natural Gas	539,500	20,182,695
UGI Corporation	660,076	33,333,838

		74,477,036

Water Utilities - 0.7%
Aqua America	1,024,707	26,867,817
Consolidated Water	17,927	211,001
SJW	400,400	10,890,880

		37,969,698

Total (Cost $92,417,651)		168,304,584

Miscellaneous [5] – 1.8%
Total (Cost $78,432,121)		91,002,689

TOTAL COMMON STOCKS
(Cost $3,116,743,931)		4,992,202,984

64 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

VALUE
REPURCHASE AGREEMENT – 4.8%
Fixed Income Clearing Corporation, 0.00% dated 6/30/14, due 7/1/14, maturity value $252,862,000 (collateralized by obligations of various U.S. Government Agencies, 0.07%-0.25% due 11/21/14-12/2/14, valued at $257,920,000) (Cost $252,862,000)	$252,862,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $2,154,041)	2,154,041

TOTAL INVESTMENTS – 100.5%
(Cost $3,371,759,972)	5,247,219,025

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.5)%	(28,394,628)

NET ASSETS – 100.0%	$5,218,824,397

Royce Heritage Fund

	SHARES	VALUE
COMMON STOCKS – 93.2%

Consumer Discretionary – 9.4%
Auto Components - 1.8%
Drew Industries	46,800	$2,340,468
Nokian Renkaat	28,000	1,092,702
Selamat Sempurna	4,228,900	1,585,614
Standard Motor Products	38,783	1,732,437

		6,751,221

Automobiles - 0.6%
Thor Industries	39,450	2,243,522

Distributors - 1.0%
Core-Mark Holding Company	73,600	3,358,368
Genuine Parts	4,720	414,416

		3,772,784

Diversified Consumer Services - 0.2%
Chegg [1,3]	91,700	645,568

Household Durables - 2.3%
Ethan Allen Interiors	55,900	1,382,966
Forbo Holding	1,000	1,066,193
Garmin	10,600	645,540
Harman International Industries	13,300	1,428,819
Mohawk Industries [1]	17,900	2,476,286
NVR [1]	1,425	1,639,605

		8,639,409

Internet & Catalog Retail - 0.3%
FTD Companies [1]	10,000	317,900
Trade Me	233,100	718,751

		1,036,651

Multiline Retail - 0.4%
Dollar Tree [1]	11,200	609,952
New World Department Store China	2,405,000	968,156

		1,578,108

Specialty Retail - 2.1%
Advance Auto Parts	4,961	669,338
Barnes & Noble [1]	15,000	341,850
Destination Maternity	61,700	1,404,909
Luk Fook Holdings (International)	250,000	732,220
Matas	54,400	1,543,624
Monro Muffler Brake	33,400	1,776,546
USS	86,300	1,472,906

		7,941,393

Textiles, Apparel & Luxury Goods - 0.7%
Forus	166,000	687,395
Wolverine World Wide	80,000	2,084,800

		2,772,195

Total (Cost $26,819,488)		35,380,851

Consumer Staples – 0.6%
Food & Staples Retailing - 0.1%
FamilyMart	6,900	297,305

Food Products - 0.5%
Darling Ingredients [1]	95,500	1,995,950

Total (Cost $1,463,374)		2,293,255

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce Heritage Fund (continued)
	SHARES	VALUE
Energy – 5.1%
Energy Equipment & Services - 4.9%
Ensign Energy Services	24,800	$385,114
Helmerich & Payne	20,600	2,391,866
Oil States International [1]	19,300	1,236,937
Pason Systems	121,700	3,421,583
TGS-NOPEC Geophysical	90,700	2,899,691
Tidewater	30,600	1,718,190
Transocean	95,900	4,318,377
Trican Well Service	137,600	2,221,871

		18,593,629

Oil, Gas & Consumable Fuels - 0.2%
World Fuel Services	12,800	630,144

Total (Cost $13,449,752)		19,223,773

Financials – 15.4%
Capital Markets - 11.7%
AllianceBernstein Holding L.P.	139,641	3,613,909
ARA Asset Management	955,000	1,363,301
Artisan Partners Asset Management Cl. A	38,960	2,208,253
Ashmore Group	389,600	2,467,017
Blackstone Group L.P.	60,000	2,006,400
CETIP - Mercados Organizados	47,700	678,961
Charles Schwab	75,700	2,038,601
Coronation Fund Managers	200,000	1,796,145
Egyptian Financial Group-Hermes Holding Company [1]	298,500	642,501
Federated Investors Cl. B	60,600	1,873,752
Invesco	32,400	1,223,100
Jupiter Fund Management	435,900	2,980,267
KKR & Co. L.P.	233,100	5,671,323
Lazard Cl. A	39,500	2,036,620
Partners Group Holding	2,300	628,687
SEI Investments	88,100	2,887,037
Sprott	640,000	1,817,347
State Street	45,900	3,087,234
TD Ameritrade Holding Corporation	50,600	1,586,310
Value Partners Group	3,165,000	2,119,420
Waddell & Reed Financial Cl. A	26,600	1,664,894

		44,391,079

Consumer Finance - 0.4%
Shriram Transport Finance	92,000	1,378,203

Diversified Financial Services - 1.6%
Bolsa Mexicana de Valores	930,000	1,970,609
JSE	74,000	667,287
Moody’s Corporation	21,800	1,910,988
Warsaw Stock Exchange	114,000	1,460,990

		6,009,874

Insurance - 0.7%
Marsh & McLennan	53,900	2,793,098

Real Estate Management & Development - 1.0%
Brasil Brokers Participacoes	546,800	868,644
Jones Lang LaSalle	4,900	619,311
Kennedy-Wilson Holdings	56,300	1,509,966
LPS Brasil Consultoria de Imoveis	167,400	757,637

		3,755,558

Total (Cost $42,140,071)		58,327,812

Health Care – 4.8%
Biotechnology - 0.0%
Myriad Genetics [1,3]	5,000	194,600

Health Care Equipment & Supplies - 2.6%
Analogic Corporation	22,560	1,765,094
Atrion Corporation	5,087	1,658,362
DENTSPLY International	107,300	5,080,655
Vascular Solutions [1]	52,000	1,153,880

		9,657,991

Health Care Providers & Services - 0.2%
Raffles Medical Group	240,000	783,383

Life Sciences Tools & Services - 1.6%
Bio-Rad Laboratories Cl. A [1]	6,400	766,144
Mettler-Toledo International [1]	8,200	2,076,076
Techne Corporation	20,200	1,869,914
Waters Corporation [1]	13,250	1,383,830

		6,095,964

Pharmaceuticals - 0.4%
Recordati	86,000	1,446,091

Total (Cost $14,996,746)		18,178,029

Industrials – 24.9%
Aerospace & Defense - 0.6%
Curtiss-Wright	4,800	314,688
HEICO Corporation	34,178	1,775,205

		2,089,893

Air Freight & Logistics - 2.6%
Expeditors International of Washington	115,600	5,104,896
Forward Air	66,200	3,167,670
UTi Worldwide [1]	136,600	1,412,444

		9,685,010

Building Products - 0.4%
AAON	39,475	1,323,202

Commercial Services & Supplies - 5.5%
Blue Label Telecoms	878,300	706,934
Cintas Corporation	22,600	1,436,004
Copart [1]	247,980	8,917,361
Healthcare Services Group	39,800	1,171,712
Heritage-Crystal Clean [1]	124,327	2,440,539
Kaba Holding	2,400	1,186,739
Moshi Moshi Hotline	53,000	522,126
Ritchie Bros. Auctioneers	186,100	4,587,365

		20,968,780

Construction & Engineering - 1.4%
Fluor Corporation	17,100	1,314,990
Jacobs Engineering Group [1]	34,000	1,811,520
KBR	94,020	2,242,377

		5,368,887

66 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Industrials (continued)
Electrical Equipment - 0.6%
EnerSys	15,000	$1,031,850
Graphite India	350,000	613,060
Powell Industries	12,400	810,712

		2,455,622

Industrial Conglomerates - 1.0%
Carlisle Companies	22,600	1,957,612
Raven Industries	50,400	1,670,256

		3,627,868

Machinery - 6.9%
AGCO Corporation	10,300	579,066
Burckhardt Compression Holding	2,000	1,078,033
CIRCOR International	21,000	1,619,730
Donaldson Company	84,300	3,567,576
Foster (L.B.) Company	33,700	1,823,844
Graco	30,400	2,373,632
Kennametal	68,700	3,179,436
Mueller Industries	4,900	144,109
Pfeiffer Vacuum Technology	12,000	1,323,237
RBC Bearings	49,800	3,189,690
Rotork	20,000	913,888
Semperit AG Holding	23,300	1,427,735
Sun Hydraulics	60,185	2,443,511
Valmont Industries	14,170	2,153,132
voxeljet ADR [1,3]	16,600	347,604

		26,164,223

Marine - 0.3%
Clarkson	28,100	1,151,764

Professional Services - 3.6%
Advisory Board (The) [1]	34,200	1,771,560
Equifax	24,150	1,751,841
Exponent	5,700	422,427
Franklin Covey [1]	19,800	398,574
ManpowerGroup	40,691	3,452,631
RPX Corporation [1]	46,500	825,375
Towers Watson & Co. Cl. A	29,500	3,074,785
Verisk Analytics Cl. A [1]	30,800	1,848,616

		13,545,809

Road & Rail - 1.4%
Landstar System	42,000	2,688,000
Patriot Transportation Holding [1]	79,512	2,780,535

		5,468,535

Trading Companies & Distributors - 0.6%
Applied Industrial Technologies	27,700	1,405,221
MSC Industrial Direct Cl. A	8,570	819,635

		2,224,856

Total (Cost $72,451,318)		94,074,449

Information Technology – 18.0%
Communications Equipment - 0.5%
ADTRAN	43,350	977,976
Plantronics	22,100	1,061,905

		2,039,881

Electronic Equipment, Instruments & Components - 8.6%
Amphenol Corporation Cl. A	21,900	2,109,846
Anixter International	26,800	2,681,876
AVX Corporation	211,963	2,814,869
Badger Meter	21,000	1,105,650
Coherent [1]	56,600	3,745,222
Domino Printing Sciences	84,000	862,546
E2V Technologies	362,000	1,034,610
FEI Company	31,100	2,821,703
FLIR Systems	92,800	3,222,944
IPG Photonics [1]	26,214	1,803,523
LPKF Laser & Electronics	30,000	619,471
National Instruments	104,850	3,396,092
Rogers Corporation [1]	57,407	3,808,954
Trimble Navigation [1]	44,200	1,633,190
Vaisala Cl. A	27,500	901,855

		32,562,351

Internet Software & Services - 0.6%
Envestnet [1]	30,200	1,477,384
Textura Corporation [1,3]	28,500	673,740

		2,151,124

IT Services - 2.8%
Computer Task Group	53,400	878,964
eClerx Services	72,000	1,391,038
Fiserv [1]	43,860	2,645,635
MAXIMUS	52,200	2,245,644
Metrofile Holdings	2,718,296	1,226,876
Sapient Corporation [1]	119,800	1,946,750
Teradata Corporation [1]	4,300	172,860

		10,507,767

Semiconductors & Semiconductor Equipment - 2.5%
Diodes [1]	137,400	3,979,104
Lam Research	10,000	675,800
Silicon Image [1]	133,900	674,856
Skyworks Solutions	16,900	793,624
Teradyne	107,450	2,106,020
Veeco Instruments [1]	27,400	1,020,924

		9,250,328

Software - 1.6%
Mentor Graphics	26,000	560,820
MICROS Systems [1]	12,200	828,380
Rovi Corporation [1]	75,000	1,797,000
Silverlake Axis	522,000	502,366
Totvs	143,200	2,462,820

		6,151,386

Technology Hardware, Storage & Peripherals - 1.4%
†Diebold	82,000	3,293,940
Western Digital	21,165	1,953,529

		5,247,469

Total (Cost $49,955,762)		67,910,306

Materials – 10.5%
Chemicals - 4.0%
Airgas	9,200	1,001,972

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Materials (continued)
Chemicals (continued)
Cabot Corporation	48,700	$2,824,113
Innospec	53,465	2,308,084
Minerals Technologies	15,100	990,258
Rockwood Holdings	33,200	2,522,868
Stepan Company	7,700	407,022
Tronox Cl. A	39,800	1,070,620
Victrex	35,700	1,039,871
Westlake Chemical	33,090	2,771,618

		14,936,426

Containers & Packaging - 0.8%
Greif Cl. A	57,800	3,153,568

Metals & Mining - 4.7%
Compass Minerals International	29,600	2,833,904
Fresnillo	48,000	716,323
Major Drilling Group International	203,900	1,484,750
Pan American Silver	239,200	3,671,720
Randgold Resources ADR	31,600	2,673,360
Reliance Steel & Aluminum	71,880	5,298,275
†Sims Metal Management [1]	131,800	1,203,038

		17,881,370

Paper & Forest Products - 1.0%
Glatfelter	37,858	1,004,373
Stella-Jones	98,500	2,704,700

		3,709,073

Total (Cost $33,679,159)		39,680,437

Utilities – 0.1%
Gas Utilities - 0.1%
UGI Corporation	10,100	510,050

Total (Cost $329,649)		510,050

Miscellaneous [5] – 4.4%
Total (Cost $14,410,513)		16,468,623

TOTAL COMMON STOCKS
(Cost $269,695,832)		352,047,585

REPURCHASE AGREEMENT – 7.7%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $29,236,000 (collateralized
by obligations of various U.S. Government
Agencies, 2.00% due 9/30/20, valued at
$29,825,250)
(Cost $29,236,000)		29,236,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $1,589,589)		$1,589,589

TOTAL INVESTMENTS – 101.3%
(Cost $300,521,421)		382,873,174

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.3)%		(5,033,923)

NET ASSETS – 100.0%		$377,839,251

68 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

Royce Opportunity Fund

	SHARES	VALUE
COMMON STOCKS – 93.3%

Consumer Discretionary – 13.0%
Auto Components - 2.3%
Cooper Tire & Rubber	237,300	$7,119,000
Dana Holding Corporation	751,436	18,350,067
Fuel Systems Solutions [1]	427,900	4,766,806
Spartan Motors	800,817	3,635,709
Tower International [1]	462,654	17,044,174
Visteon Corporation [1]	76,000	7,372,760

		58,288,516

Distributors - 0.1%
VOXX International Cl. A [1]	286,513	2,696,087

Diversified Consumer Services - 0.4%
DeVry Education Group	135,000	5,715,900
ITT Educational Services [1]	295,700	4,935,233

		10,651,133

Hotels, Restaurants & Leisure - 1.5%
Carrols Restaurant Group [1]	1,059,605	7,544,387
Isle of Capri Casinos [1]	668,135	5,719,236
Jamba [1]	253,450	3,066,745
Orient-Express Hotels Cl. A [1]	939,819	13,664,968
Ruby Tuesday [1]	1,066,600	8,095,494

		38,090,830

Household Durables - 2.2%
Comstock Holding Companies Cl. A [1,3]	659,490	784,793
Dixie Group [1]	763,553	8,086,026
Ethan Allen Interiors	194,400	4,809,456
Hovnanian Enterprises Cl. A [1,3]	1,092,396	5,625,839
M.D.C. Holdings	352,150	10,666,624
M/I Homes [1]	337,500	8,191,125
Standard Pacific [1,3]	1,025,800	8,821,880
TRI Pointe Homes [1,3]	393,872	6,191,668
ZAGG [1,3]	820,981	4,457,927

		57,635,338

Internet & Catalog Retail - 0.8%
dELiA*s [1,3]	1,889,835	1,455,551
Gaiam Cl.A [1]	841,162	6,460,124
ValueVision Media [1]	1,199,579	5,985,899
Vitacost.com [1]	1,225,422	7,671,142

		21,572,716

Leisure Products - 0.3%
Black Diamond [1,3]	463,139	5,196,420
Callaway Golf	288,426	2,399,704

		7,596,124

Media - 1.5%
Ballantyne Strong [1]	591,346	2,471,826
Entravision Communications Cl. A	1,023,900	6,368,658
Martha Stewart Living Omnimedia Cl. A [1]	1,702,557	8,002,018
McClatchy Company (The) Cl. A [1,3]	2,132,754	11,836,785
Media General [1,3]	196,800	4,040,304
New York Times Cl. A	418,999	6,372,975

		39,092,566

Multiline Retail - 0.8%
Bon-Ton Stores (The)	334,265	3,446,272
Dillard’s Cl. A	14,400	1,679,184
Hudson’s Bay	407,200	6,453,073
J.C. Penney Company [1,3]	1,107,331	10,021,346

		21,599,875

Specialty Retail - 2.0%
Aeropostale [1,3]	457,983	1,598,361
bebe stores	1,116,221	3,404,474
†Cache [1,3]	629,500	1,013,495
Destination Maternity	263,037	5,989,352
MarineMax [1]	478,950	8,017,623
New York & Company [1]	1,091,717	4,028,436
Pacific Sunwear of California [1,3]	728,801	1,734,546
†RadioShack Corporation [1,3]	505,500	500,900
Rent-A-Center	308,406	8,845,084
Sears Hometown and Outlet Stores [1,3]	274,300	5,889,221
West Marine [1]	973,126	9,984,273
Wet Seal (The) Cl. A [1,3]	1,206,936	1,098,312

		52,104,077

Textiles, Apparel & Luxury Goods - 1.1%
Joe’s Jeans [1,3]	657,260	696,696
Quiksilver [1]	1,227,082	4,392,953
Skechers U.S.A. Cl. A [1]	173,558	7,931,601
Unifi [1]	557,234	15,340,652

		28,361,902

Total (Cost $276,199,591)		337,689,164

Consumer Staples – 0.9%
Food & Staples Retailing - 0.3%
SUPERVALU [1]	956,100	7,859,142

Household Products - 0.4%
Central Garden & Pet [1]	868,364	7,902,112
Central Garden & Pet Cl. A [1]	172,100	1,583,320

		9,485,432

Personal Products - 0.2%
Elizabeth Arden [1]	312,325	6,690,002

Total (Cost $22,419,125)		24,034,576

Energy – 5.8%
Energy Equipment & Services - 3.1%
Basic Energy Services [1]	371,795	10,863,850
C&J Energy Services [1]	378,400	12,782,352
Cal Dive International [1,3]	1,385,831	1,829,297
Hercules Offshore [1,3]	1,230,200	4,945,404
Key Energy Services [1]	1,000,500	9,144,570
Matrix Service [1]	28	918
McDermott International [1]	514,800	4,164,732
Newpark Resources [1]	822,431	10,247,490
Parker Drilling [1]	734,600	4,789,592
Patterson-UTI Energy	371,700	12,987,198
Willbros Group [1]	711,300	8,784,555

		80,539,958

Oil, Gas & Consumable Fuels - 2.7%
†Approach Resources [1,3]	316,000	7,182,680
Goodrich Petroleum [1,3]	306,300	8,453,880

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 69

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Matador Resources [1]	223,136	$6,533,422
Pengrowth Energy	1,764,700	12,670,546
Scorpio Tankers	803,926	8,175,927
Solazyme [1,3]	375,218	4,420,068
StealthGas [1]	891,345	9,893,930
Swift Energy [1,3]	845,351	10,972,656

		68,303,109

Total (Cost $113,751,601)		148,843,067

Financials – 10.6%
Banks - 4.3%
BancorpSouth	205,800	5,056,506
BankUnited	257,398	8,617,685
Boston Private Financial Holdings	890,246	11,964,906
Capital Bank Financial Cl. A [1]	292,700	6,910,647
CenterState Banks	300,441	3,364,939
Columbia Banking System	218,800	5,756,628
Fidelity Southern	225,140	2,924,569
First Bancorp	172,408	3,163,687
First Internet Bancorp	92,200	1,899,320
Guaranty Bancorp	250,230	3,478,197
Independent Bank Group	69,900	3,891,333
Old National Bancorp	350,800	5,009,424
South State	128,926	7,864,486
Southern National Bancorp of Virginia	215,615	2,406,263
State Bank Financial	384,259	6,497,820
Trustmark Corporation	467,400	11,540,106
Umpqua Holdings	537,700	9,635,584
United Bankshares	272,839	8,820,885
Valley National Bancorp	357,668	3,544,490

		112,347,475

Capital Markets - 0.1%
Harris & Harris Group [1]	932,997	2,966,930

Consumer Finance - 0.9%
Cash America International	305,400	13,568,922
†EZCORP Cl. A [1,3]	769,992	8,893,408

		22,462,330

Insurance - 1.9%
Ambac Financial Group [1]	351,391	9,596,488
Assured Guaranty	618,100	15,143,450
Hilltop Holdings [1]	493,676	10,495,552
Kemper Corporation	63,000	2,322,180
Kingstone Companies	197,377	1,316,504
MBIA [1]	943,300	10,414,032

		49,288,206

Real Estate Investment Trusts (REITs) - 1.9%
BRT Realty Trust [1]	98,309	725,520
LaSalle Hotel Properties	344,900	12,171,521
Mack-Cali Realty	550,450	11,823,666
PennyMac Mortgage Investment Trust	215,900	4,736,846
RAIT Financial Trust	324,000	2,679,480
Rouse Properties	561,733	9,611,252
Ryman Hospitality Properties	132,400	6,375,060

		48,123,345

Real Estate Management & Development - 0.0%
Maui Land & Pineapple [1]	101,893	698,986

Thrifts & Mortgage Finance - 1.5%
Berkshire Hills Bancorp	196,100	4,553,442
Brookline Bancorp	338,700	3,173,619
MGIC Investment [1,3]	977,385	9,031,038
Radian Group	583,100	8,635,711
Walker & Dunlop [1]	327,712	4,624,016
Washington Federal	392,400	8,801,532

		38,819,358

Total (Cost $216,124,252)		274,706,630

Health Care – 4.6%
Health Care Equipment & Supplies - 2.5%
Accuray [1,3]	936,300	8,239,440
Alere [1]	397,800	14,885,676
AngioDynamics [1]	579,040	9,455,723
Exactech [1]	287,900	7,263,717
Invacare Corporation	739,585	13,586,177
Merit Medical Systems [1]	556,200	8,398,620
RTI Surgical [1]	884,948	3,849,524

		65,678,877

Health Care Providers & Services - 0.7%
Kindred Healthcare	323,400	7,470,540
Owens & Minor	78,200	2,657,236
Select Medical Holdings	572,214	8,926,538

		19,054,314

Health Care Technology - 0.4%
Allscripts Healthcare Solutions [1]	656,600	10,538,430

Life Sciences Tools & Services - 1.0%
Albany Molecular Research [1]	777,010	15,633,441
Cambrex Corporation [1]	450,254	9,320,258

		24,953,699

Total (Cost $70,769,083)		120,225,320

Industrials – 19.2%
Aerospace & Defense - 0.7%
Kratos Defense & Security Solutions [1]	1,220,702	9,521,475
LMI Aerospace [1,2,3]	702,435	9,187,850

		18,709,325

Air Freight & Logistics - 0.9%
Atlas Air Worldwide Holdings [1]	298,400	10,996,040
XPO Logistics [1,3]	404,700	11,582,514

		22,578,554

Airlines - 0.8%
†Hawaiian Holdings [1,3]	474,899	6,510,865
JetBlue Airways [1,3]	852,000	9,244,200
Republic Airways Holdings [1]	515,934	5,592,725

		21,347,790

70 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Industrials (continued)
Building Products - 3.1%
Apogee Enterprises	392,961	$13,698,620
Builders FirstSource [1]	690,956	5,168,351
Gibraltar Industries [1]	273,087	4,235,579
Griffon Corporation	626,200	7,764,880
Insteel Industries	441,927	8,683,865
NCI Building Systems [1]	1,123,590	21,831,354
PGT [1]	660,208	5,591,962
Quanex Building Products	781,286	13,961,581

		80,936,192

Commercial Services & Supplies - 1.3%
ABM Industries	297,600	8,029,248
Interface	738,524	13,913,792
TRC Companies [1,2]	1,725,526	10,732,772

		32,675,812

Construction & Engineering - 2.3%
Aegion Corporation [1]	667,053	15,522,323
Ameresco Cl. A [1,3]	401,399	2,821,835
Furmanite Corporation [1]	956,730	11,136,337
Layne Christensen [1,3]	728,812	9,693,200
Northwest Pipe [1]	372,983	15,042,405
Pike Corporation [1]	609,621	5,462,204

		59,678,304

Electrical Equipment - 0.8%
†Enphase Energy [1,3]	132,280	1,130,994
General Cable	587,644	15,078,945
Magnetek [1,2]	187,063	4,461,453

		20,671,392

Machinery - 6.4%
Accuride Corporation [1]	830,400	4,060,656
Albany International Cl. A	455,250	17,281,290
Astec Industries	391,328	17,171,473
Barnes Group	215,149	8,291,842
Commercial Vehicle Group [1]	1,227,740	12,326,510
Dynamic Materials	451,703	9,996,187
Federal Signal	1,139,879	16,699,227
Hardinge [2]	642,571	8,128,523
Hurco Companies	211,991	5,978,146
Lydall [1]	274,700	7,518,539
Meritor [1]	1,025,121	13,367,578
Mueller Industries	571,321	16,802,551
Mueller Water Products Cl. A	1,804,229	15,588,539
NN	487,683	12,474,931

		165,685,992

Marine - 0.8%
Baltic Trading	821,600	4,913,168
Diana Shipping [1]	770,800	8,394,012
Navios Maritime Holdings	832,787	8,427,804

		21,734,984

Professional Services - 0.6%
CTPartners Executive Search [1,2]	530,920	4,964,102
Hill International [1,3]	661,107	4,118,696
Hudson Global [1]	682,344	2,681,612
Kelly Services Cl. A	302,100	5,187,057

		16,951,467

Road & Rail - 0.7%
ArcBest Corporation	159,439	6,937,191
Swift Transportation Cl. A [1]	416,734	10,514,199

		17,451,390

Trading Companies & Distributors - 0.5%
Aceto Corporation	5,400	97,956
Kaman Corporation	266,531	11,388,870
†Titan Machinery [1,3]	26,400	434,544

		11,921,370

Transportation Infrastructure - 0.3%
Wesco Aircraft Holdings [1]	371,000	7,405,160

Total (Cost $348,292,785)		497,747,732

Information Technology – 26.9%
Communications Equipment - 3.2%
ARRIS Group [1]	362,700	11,798,631
Aviat Networks [1,3]	2,090,084	2,675,308
Ciena Corporation [1,3]	487,600	10,561,416
ClearOne [1,3]	345,834	3,399,548
Comtech Telecommunications	200,000	7,466,000
EMCORE Corporation [1,3]	704,300	2,901,716
Emulex Corporation [1]	979,425	5,582,722
Extreme Networks [1]	1,861,547	8,265,269
Finisar Corporation [1,3]	203,855	4,026,136
Harmonic [1]	623,777	4,653,376
Interphase Corporation [1,2]	412,503	1,786,138
Oclaro [1,3]	1,191,077	2,620,369
Oplink Communications [1]	621,536	10,547,466
UTStarcom Holdings [1,3]	1,053,207	3,085,897
Westell Technologies Cl. A [1,3]	939,204	2,301,050

		81,671,042

Electronic Equipment, Instruments & Components - 7.6%
Benchmark Electronics [1]	663,400	16,903,432
CTS Corporation	406,709	7,605,458
Daktronics	647,325	7,716,114
Echelon Corporation [1,3]	1,289,386	3,133,208
Frequency Electronics [1]	223,663	2,753,292
GSI Group [1]	438,550	5,582,741
Identive [1,3]	292,563	3,238,672
II-VI [1]	764,314	11,051,980
Ingram Micro Cl. A [1]	612,400	17,888,204
KEMET Corporation [1]	1,944,954	11,183,486
Maxwell Technologies [1]	565,260	8,552,384
Mercury Systems [1]	697,578	7,910,535
Newport Corporation [1]	769,284	14,231,754
Park Electrochemical	353,834	9,981,657
PCM [1]	390,489	4,162,613
Perceptron	14,513	185,041
Planar Systems [1,2]	1,614,099	3,954,543
RadiSys Corporation [1,3]	1,260,898	4,400,534
Sanmina Corporation [1]	1,047,923	23,871,686
SigmaTron International [1,2,3]	341,372	4,116,946
TTM Technologies [1]	848,925	6,961,185
Viasystems Group [1]	317,947	3,462,443
Vishay Intertechnology	1,063,023	16,466,226

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 71

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Vishay Precision Group [1]	171,742	$2,826,873

		198,141,007

Internet Software & Services - 2.0%
Bankrate [1]	410,908	7,207,326
Blucora [1]	331,430	6,254,084
Conversant [1,3]	123,191	3,129,052
Digital River [1]	338,103	5,216,929
EarthLink Holdings	1,794,200	6,674,424
Monster Worldwide [1]	1,653,000	10,810,620
Perficient [1]	252,926	4,924,469
QuinStreet [1]	1,088,439	5,997,299
Support.com [1,3]	698,897	1,894,011

		52,108,214

IT Services - 0.8%
CIBER [1]	1,603,273	7,920,169
Computer Task Group	341,346	5,618,555
Datalink Corporation [1]	746,009	7,460,090

		20,998,814

Semiconductors & Semiconductor Equipment - 10.6%
Advanced Energy Industries [1]	824,151	15,864,907
Alpha & Omega Semiconductor [1]	1,025,172	9,503,344
ANADIGICS [1,3]	2,642,214	2,138,080
Audience [1]	461,278	5,516,885
Axcelis Technologies [1]	1,345,794	2,691,588
AXT [1]	611,830	1,309,316
Brooks Automation	1,325,800	14,278,866
BTU International [1,2]	739,941	2,419,607
Cohu	528,826	5,658,438
Exar Corporation [1]	985,137	11,132,048
Fairchild Semiconductor International [1]	1,027,220	16,024,632
FormFactor [1]	989,361	8,231,483
Ikanos Communications [1,3]	403,859	171,640
Integrated Silicon Solution [1]	297,775	4,398,137
International Rectifier [1]	635,702	17,736,086
Intersil Corporation Cl. A	999,399	14,941,015
Kulicke & Soffa Industries [1]	711,400	10,144,564
Mattson Technology [1]	598,400	1,310,496
Microsemi Corporation [1]	722,954	19,346,249
Nanometrics [1]	641,571	11,708,671
NeoPhotonics Corporation [1]	1,056,755	4,396,101
OmniVision Technologies [1]	237,211	5,213,898
Pericom Semiconductor [1,2]	1,439,417	13,012,330
RF Micro Devices [1]	990,500	9,498,895
Rubicon Technology [1,3]	882,184	7,719,110
Rudolph Technologies [1]	660,911	6,529,801
SemiLEDs Corporation [1,3]	1,313,240	1,339,505
Spansion Cl. A [1]	608,100	12,812,667
Spire Corporation [1,2,3,4]	668,200	421,634
SunEdison [1,3]	652,109	14,737,663
SunPower Corporation [1,3]	143,053	5,862,312
Ultra Clean Holdings [1]	586,106	5,304,259
Vitesse Semiconductor [1,3]	927,978	3,201,524
Xcerra Corporation [1]	1,271,605	11,571,605

		276,147,356

Software - 0.9%
Actuate Corporation [1]	859,783	4,101,165
Cinedigm Cl. A [1,3]	1,287,636	3,206,213
Mentor Graphics	494,419	10,664,618
SeaChange International [1]	375,000	3,003,750
Smith Micro Software [1,3]	1,169,703	1,216,491

		22,192,237

Technology Hardware, Storage & Peripherals - 1.8%
Avid Technology [1,4]	896,746	6,635,920
Cray [1]	459,067	12,211,182
Dot Hill Systems [1]	1,426,471	6,704,414
Intevac [1]	630,947	5,053,886
QLogic Corporation [1]	812,500	8,198,125
†Silicon Graphics International [1,3]	779,900	7,502,638

		46,306,165

Total (Cost $587,372,021)		697,564,835

Materials – 8.6%
Chemicals - 2.6%
Chemtura Corporation [1]	492,769	12,876,054
Ferro Corporation [1]	709,811	8,915,226
Kraton Performance Polymers [1]	491,700	11,009,163
OM Group	591,328	19,176,767
Schulman (A.)	379,219	14,675,776

		66,652,986

Metals & Mining - 5.6%
†A. M. Castle & Co. [1,3]	853,832	9,426,305
AK Steel Holding Corporation [1,3]	1,165,800	9,279,768
Carpenter Technology	202,236	12,791,427
Century Aluminum [1]	1,089,000	17,075,520
Commercial Metals	1,073,861	18,588,534
Haynes International	236,281	13,371,142
Kaiser Aluminum	249,600	18,188,352
Molycorp [1,3]	1,600,400	4,113,028
Noranda Aluminum Holding Corporation	1,783,183	6,294,636
Pan American Silver	785,300	12,054,355
RTI International Metals [1]	652,969	17,362,446
Synalloy Corporation	306,418	5,031,383
Walter Energy	417,300	2,274,285

		145,851,181

Paper & Forest Products - 0.4%
Louisiana-Pacific Corporation [1]	728,600	10,943,572

Total (Cost $174,664,759)		223,447,739

Telecommunication Services – 0.6%
Diversified Telecommunication Services - 0.5%
Iridium Communications [1,3]	1,419,106	12,005,637

Wireless Telecommunication Services - 0.1%
Boingo Wireless [1]	381,959	2,608,780

Total (Cost $13,080,470)		14,614,417

72 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

		VALUE
Miscellaneous [5] – 3.1%
Total (Cost $79,007,170)		$81,320,668

TOTAL COMMON STOCKS
(Cost $1,901,680,857)		2,420,194,148

REPURCHASE AGREEMENT – 6.6%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $172,123,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.625%-2.00% due 4/30/19-9/30/20,
valued at $175,568,500)
(Cost $172,123,000)		172,123,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 7.9%
U.S. Treasury Bonds
4.50%-6.75%
due 8/15/26-8/15/39	$5,704	5,777
U.S. Treasury Notes
0.375%-2.25%
due 11/15/14-12/31/18	345,011	345,433
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)		205,744,477

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $206,095,687)		206,095,687

TOTAL INVESTMENTS – 107.8%
(Cost $2,279,899,544)		2,798,412,835

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.8)%		(203,369,476)

NET ASSETS – 100.0%		$2,595,043,359

Royce Special Equity Fund
	SHARES	VALUE
COMMON STOCKS – 87.7%

Consumer Discretionary – 28.5%
Auto Components - 6.0%
†Dana Holding Corporation	4,024,000	$98,266,080
Standard Motor Products [2]	2,268,000	101,311,560

		199,577,640

Hotels, Restaurants & Leisure - 0.5%
Bowl America Cl. A [2]	343,048	5,317,244
Frisch’s Restaurants [2]	505,100	11,920,360

		17,237,604

Household Durables - 0.8%
CSS Industries [2]	974,000	25,684,380

Leisure Products - 1.4%
LeapFrog Enterprises Cl. A [1,2,3]	6,352,200	46,688,670

Media - 5.8%
Meredith Corporation	1,972,000	95,365,920
Scholastic Corporation [2]	2,910,000	99,201,900

		194,567,820

Specialty Retail - 14.0%
Bed Bath & Beyond [1]	2,287,200	131,239,536
Buckle (The)	1,713,000	75,988,680
Children’s Place [2]	2,170,000	107,697,100
Finish Line (The) Cl. A [2]	4,958,000	147,450,920
†Haverty Furniture	144,500	3,631,285

		466,007,521

Total (Cost $789,345,898)		949,763,635

Consumer Staples – 7.0%
Food & Staples Retailing - 1.9%
Weis Markets [2]	1,389,830	63,556,926

Food Products - 2.7%
J&J Snack Foods	185,000	17,412,200
Lancaster Colony	738,100	70,237,596

		87,649,796

Tobacco - 2.4%
Universal Corporation [2]	1,459,700	80,794,395

Total (Cost $167,982,071)		232,001,117

Health Care – 3.1%
Health Care Equipment & Supplies - 1.4%
Atrion Corporation [2]	145,000	47,270,000

Life Sciences Tools & Services - 1.7%
Bio-Rad Laboratories Cl. A [1]	481,000	57,580,510

Total (Cost $45,158,797)		104,850,510

Industrials – 21.6%
Aerospace & Defense - 1.4%
National Presto Industries [2]	656,500	47,819,460

Commercial Services & Supplies - 4.9%
UniFirst Corporation [2]	1,542,278	163,481,468

Electrical Equipment - 7.2%
EnerSys	1,670,500	114,913,695
Hubbell Cl. B	712,000	87,682,800
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 73

Schedules of Investments

Royce Special Equity Fund (continued)

	SHARES	VALUE
Industrials (continued)
Electrical Equipment (continued)
Regal-Beloit	468,800	$36,828,928

		239,425,423

Industrial Conglomerates - 1.3%
Carlisle Companies	504,000	43,656,480

Machinery - 4.5%
Foster (L.B.) Company [2]	1,000,000	54,120,000
Hurco Companies [2]	471,000	13,282,200
Standex International	170,774	12,719,248
Valmont Industries	460,100	69,912,195

		150,033,643

Trading Companies & Distributors - 2.3%
Applied Industrial Technologies	1,529,040	77,568,199

Total (Cost $420,448,737)		721,984,673

Information Technology – 15.2%
Communications Equipment - 3.3%
Plantronics [2]	2,290,057	110,037,239

Electronic Equipment, Instruments & Components - 9.5%
AVX Corporation [2]	10,535,000	139,904,800
Littelfuse	509,200	47,330,140
Park Electrochemical [2]	1,890,000	53,316,900
ScanSource [1,2]	2,011,447	76,595,901

		317,147,741

Semiconductors & Semiconductor Equipment - 2.4%
Teradyne	4,111,900	80,593,240

Total (Cost $406,948,992)		507,778,220

Materials – 12.3%
Chemicals - 7.5%
Hawkins [2]	840,000	31,197,600
Minerals Technologies [2]	2,752,342	180,498,588
Schulman (A.)	565,957	21,902,536
Stepan Company	320,200	16,925,772

		250,524,496

Metals & Mining - 0.1%
Central Steel & Wire [4]	6,055	4,510,975

Paper & Forest Products - 4.7%
†Neenah Paper	736,100	39,123,715
Schweitzer-Mauduit International [2]	2,688,913	117,397,942

		156,521,657

Total (Cost $288,192,203)		411,557,128

TOTAL COMMON STOCKS
(Cost $2,118,076,698)		2,927,935,283

REPURCHASE AGREEMENT – 12.4%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $412,898,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.75%-3.875% due 12/2/14-4/30/19,
valued at $421,156,888)
(Cost $412,898,000)		412,898,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.3%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $9,207,927)		9,207,927

TOTAL INVESTMENTS – 100.4%
(Cost $2,540,182,625)		3,350,041,210

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.4)%		(14,035,060)

NET ASSETS – 100.0%		$3,336,006,150

74 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

Royce Value Fund

	SHARES	VALUE
COMMON STOCKS – 97.2%

Consumer Discretionary – 28.8%
Auto Components - 1.6%
Gentex Corporation	586,053	$17,048,282

Automobiles - 1.7%
Thor Industries	321,260	18,270,056

Household Durables - 2.5%
NVR [1]	22,327	25,689,446

Media - 0.1%
Saga Communications Cl. A	18,040	770,669

Specialty Retail - 13.9%
American Eagle Outfitters	1,746,386	19,594,451
Ascena Retail Group [1]	1,561,164	26,695,904
Buckle (The)	644,547	28,592,105
GameStop Corporation Cl. A	762,007	30,838,423
Genesco [1]	386,912	31,777,083
Guess?	274,749	7,418,223
Stein Mart	60,375	838,609

		145,754,798

Textiles, Apparel & Luxury Goods - 9.0%
Crocs [1]	418,670	6,292,610
Deckers Outdoor [1]	280,517	24,217,033
G-III Apparel Group [1]	312,414	25,511,727
Steven Madden [1]	891,705	30,585,481
Vera Bradley [1,3]	360,353	7,880,920

		94,487,771

Total (Cost $225,958,754)		302,021,022

Consumer Staples – 2.8%
Personal Products - 2.8%
Nu Skin Enterprises Cl. A	400,907	29,651,082

Total (Cost $27,466,942)		29,651,082

Energy – 9.8%
Energy Equipment & Services - 9.1%
Atwood Oceanics [1]	446,628	23,439,037
Helmerich & Payne	230,099	26,716,795
Oil States International [1]	223,177	14,303,414
Unit Corporation [1]	461,626	31,773,718

		96,232,964

Oil, Gas & Consumable Fuels - 0.7%
Cimarex Energy	49,692	7,128,814

Total (Cost $59,112,407)		103,361,778

Financials – 12.7%
Capital Markets - 2.3%
Federated Investors Cl. B	783,726	24,232,808

Insurance - 7.9%
Allied World Assurance Company Holdings	582,623	22,151,326
Aspen Insurance Holdings	66,667	3,028,015
PartnerRe	236,574	25,836,247
Reinsurance Group of America	398,109	31,410,800

		82,426,388

Thrifts & Mortgage Finance - 2.5%
Genworth MI Canada	737,700	26,278,035

Total (Cost $86,582,352)		132,937,231

Health Care – 4.8%
Health Care Providers & Services - 4.8%
Chemed Corporation	297,379	27,870,360
Magellan Health [1]	127,625	7,943,380
MEDNAX [1]	255,128	14,835,693

Total (Cost $27,547,582)		50,649,433

Industrials – 6.5%
Aerospace & Defense - 0.6%
Cubic Corporation	139,258	6,198,374

Commercial Services & Supplies - 1.7%
†Civeo Corporation [1]	238,012	5,957,440
UniFirst Corporation	109,820	11,640,920

		17,598,360

Machinery - 0.7%
Kennametal	160,193	7,413,732

Road & Rail - 1.2%
Knight Transportation	531,500	12,633,755

Trading Companies & Distributors - 2.3%
Applied Industrial Technologies	478,998	24,299,568

Total (Cost $49,993,058)		68,143,789

Information Technology – 21.1%
Communications Equipment - 7.5%
†Brocade Communications Systems	2,258,700	20,780,040
NETGEAR [1]	823,954	28,648,880
Plantronics	605,533	29,095,861

		78,524,781

Electronic Equipment, Instruments & Components - 4.8%
†Fabrinet [1]	669,593	13,793,616
MTS Systems	66,021	4,473,583
Vishay Intertechnology	2,053,743	31,812,479

		50,079,678

IT Services - 4.8%
Convergys Corporation	1,240,005	26,585,707
ManTech International Cl. A	821,068	24,237,928

		50,823,635

Semiconductors & Semiconductor Equipment - 4.0%
Cabot Microelectronics [1]	78,968	3,525,921
MKS Instruments	760,607	23,761,363
Synaptics [1]	58,432	5,296,276
Teradyne	509,361	9,983,476

		42,567,036

Total (Cost $194,497,458)		221,995,130

Materials – 8.8%
Chemicals - 5.0%
Innophos Holdings	90,188	5,192,123
Innospec	599,319	25,872,601

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 75

Schedules of Investments

Royce Value Fund (continued)

	SHARES	VALUE
Materials (continued)
Chemicals (continued)
Westlake Chemical	249,226	$20,875,170

		51,939,894

Metals & Mining - 2.4%
Reliance Steel & Aluminum	341,043	25,138,280

Paper & Forest Products - 1.4%
Schweitzer-Mauduit International	340,100	14,848,766

Total (Cost $66,410,288)		91,926,940

Miscellaneous [5] – 1.9%
Total (Cost $19,376,625)		19,655,536

TOTAL COMMON STOCKS
(Cost $756,945,466)		1,020,341,941

REPURCHASE AGREEMENT – 2.0%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $20,940,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.625% due 4/30/19, valued at
$21,361,275)
(Cost $20,940,000)		20,940,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $4,542,570)		4,542,570

TOTAL INVESTMENTS – 99.6%
(Cost $782,428,036)		1,045,824,511

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.4%		4,315,557

NET ASSETS – 100.0%		$1,050,140,068

Royce Value Plus Fund
	SHARES	VALUE
COMMON STOCKS – 99.5%

Consumer Discretionary – 11.4%
Hotels, Restaurants & Leisure - 2.1%
Buffalo Wild Wings [1]	76,900	$12,743,099
Red Robin Gourmet Burgers [1]	143,000	10,181,600

		22,924,699

Household Durables - 1.7%
iRobot Corporation [1,3]	267,000	10,933,650
UCP Cl. A [1]	580,000	7,928,600

		18,862,250

Internet & Catalog Retail - 1.4%
HomeAway [1]	426,500	14,850,730

Specialty Retail - 4.4%
Container Store Group (The) [1,3]	200,000	5,556,000
Hibbett Sports [1,3]	106,000	5,742,020
Monro Muffler Brake	176,000	9,361,440
Tractor Supply	172,000	10,388,800
Zumiez [1]	636,000	17,547,240

		48,595,500

Textiles, Apparel & Luxury Goods - 1.8%
Carter’s	163,800	11,290,734
Gildan Activewear	149,833	8,822,167

		20,112,901

Total (Cost $78,957,577)		125,346,080

Consumer Staples – 3.1%
Food & Staples Retailing - 0.8%
United Natural Foods [1]	133,517	8,691,957

Food Products - 2.0%
Snyder’s-Lance	275,000	7,276,500
SunOpta [1]	1,076,000	15,150,080

		22,426,580

Personal Products - 0.3%
Female Health	556,000	3,063,560

Total (Cost $25,140,511)		34,182,097

Energy – 7.7%
Energy Equipment & Services - 5.5%
†Canadian Energy Services & Technology	327,000	10,241,638
Helmerich & Payne	94,000	10,914,340
Pason Systems	539,000	15,153,929
Trican Well Service	539,200	8,706,636
Unit Corporation [1]	222,400	15,307,792

		60,324,335

Oil, Gas & Consumable Fuels - 2.2%
†Bonanza Creek Energy [1]	177,000	10,122,630
Sprott Resource [1]	1,515,000	4,486,575
†Triangle Petroleum [1,3]	833,600	9,794,800

		24,404,005

Total (Cost $62,024,555)		84,728,340

76 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Financials – 7.9%
Banks - 3.5%
Associated Banc-Corp	566,500	$10,242,320
Columbia Banking System	287,500	7,564,125
Enterprise Financial Services	561,500	10,140,690
Umpqua Holdings	608,900	10,911,488

		38,858,623

Capital Markets - 1.5%
Northern Trust	177,000	11,365,170
Oaktree Capital Group LLC Cl. A	112,800	5,638,872

		17,004,042

Diversified Financial Services - 1.4%
PICO Holdings [1]	656,222	15,591,835

Real Estate Management & Development - 1.1%
Jones Lang LaSalle	91,000	11,501,490

Thrifts & Mortgage Finance - 0.4%
Berkshire Hills Bancorp	198,192	4,602,018

Total (Cost $72,645,558)		87,558,008

Health Care – 11.7%
Biotechnology - 6.5%
Actelion	143,800	18,193,911
†Athersys [1,3]	865,000	1,548,350
Cubist Pharmaceuticals [1]	209,000	14,592,380
†InterMune [1]	278,000	12,273,700
Myriad Genetics [1,3]	634,893	24,710,035

		71,318,376

Health Care Equipment & Supplies - 2.0%
Cerus Corporation [1,3]	2,479,500	10,289,925
†Inogen [1,3]	107,355	2,421,929
Thoratec Corporation [1]	274,600	9,572,556

		22,284,410

Health Care Technology - 0.6%
Quality Systems	432,000	6,933,600

Pharmaceuticals - 2.6%
Medicines Company (The) [1]	476,000	13,832,560
UCB	169,000	14,308,189

		28,140,749

Total (Cost $92,884,169)		128,677,135

Industrials – 16.9%
Building Products - 1.1%
Apogee Enterprises	349,198	12,173,042

Commercial Services & Supplies - 2.1%
Mobile Mini	485,000	23,226,650

Electrical Equipment - 5.0%
Acuity Brands	91,095	12,593,884
Capstone Turbine [1]	4,685,000	7,074,350
EnerSys	267,000	18,366,930
†Hydrogenics Corporation [1,3]	432,000	8,069,760
Powell Industries	131,462	8,594,985

		54,699,909

Industrial Conglomerates - 1.5%
Carlisle Companies	193,900	16,795,618

Machinery - 3.8%
Hyster-Yale Materials Handling Cl. A	152,100	13,466,934
Tennant Company	155,937	11,901,112
Valmont Industries	10,400	1,580,280
Wabtec Corporation	181,464	14,987,112

		41,935,438

Professional Services - 1.3%
†Paylocity Holding Corporation [1,3]	672,570	14,547,689

Road & Rail - 0.9%
Celadon Group	439,600	9,372,272

Trading Companies & Distributors - 1.2%
Watsco	127,100	13,060,796

Total (Cost $130,013,537)		185,811,414

Information Technology – 27.2%
Communications Equipment - 5.0%
EXFO [1,3]	2,247,234	10,786,723
Infinera Corporation [1]	1,926,533	17,724,104
NumereX Corporation Cl. A [1]	999,900	11,488,851
Sierra Wireless [1,3]	718,500	14,492,145

		54,491,823

Electronic Equipment, Instruments & Components - 10.3%
FLIR Systems	478,900	16,632,197
InvenSense [1,3]	661,400	15,007,166
IPG Photonics [1]	245,132	16,865,082
Littelfuse	132,744	12,338,555
Mercury Systems [1]	1,226,749	13,911,334
Methode Electronics	310,605	11,868,217
Rogers Corporation [1]	402,693	26,718,680

		113,341,231

Internet Software & Services - 3.1%
†E2open [1,3]	813,000	16,804,710
SciQuest [1]	961,877	17,015,604

		33,820,314

IT Services - 0.3%
Acxiom Corporation [1]	162,000	3,513,780

Semiconductors & Semiconductor Equipment - 3.5%
†Cavium [1]	329,000	16,338,140
International Rectifier [1]	528,048	14,732,540
Ultratech [1]	356,740	7,912,493

		38,983,173

Software - 4.1%
Absolute Software	1,082,200	6,997,966
†Kofax [1,3]	1,276,000	10,973,600
Manhattan Associates [1]	292,000	10,053,560
PTC [1]	454,000	17,615,200

		45,640,326

Technology Hardware, Storage & Peripherals - 0.9%
Immersion Corporation [1]	805,595	10,247,168

Total (Cost $225,004,609)		300,037,815

Materials – 9.1%
Chemicals - 2.1%
Rockwood Holdings	302,000	22,948,980

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 77

Schedules of Investments

Royce Value Plus Fund (continued)

	SHARES	VALUE
Materials (continued)
Construction Materials - 1.5%
Eagle Materials	169,000	$15,933,320

Metals & Mining - 5.5%
Horsehead Holding Corporation [1]	835,653	15,259,024
Reliance Steel & Aluminum	165,100	12,169,521
U.S. Silica Holdings	232,500	12,889,800
Worthington Industries	482,466	20,765,336

		61,083,681

Total (Cost $59,107,498)		99,965,981

Miscellaneous [5] – 4.5%
Total (Cost $46,338,128)		49,769,318

TOTAL COMMON STOCKS
(Cost $792,116,142)		1,096,076,188

REPURCHASE AGREEMENT – 3.2%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $34,950,000 (collateralized
by obligations of various U.S. Government
Agencies, 2.125% due 8/31/20, valued at
$35,653,200)
(Cost $34,950,000)		34,950,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 9.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $104,981,188)		104,981,188

TOTAL INVESTMENTS – 112.2%
(Cost $932,047,330)		1,236,007,376

LIABILITIES LESS CASH
AND OTHER ASSETS – (12.2)%		(134,257,139)

NET ASSETS – 100.0%		$1,101,750,237

Royce 100 Fund
	SHARES	VALUE
COMMON STOCKS – 94.1%

Consumer Discretionary – 8.1%
Auto Components - 0.6%
Drew Industries	35,356	$1,768,154

Diversified Consumer Services - 1.3%
†JTH Holding Cl. A [1]	110,629	3,685,052

Household Durables - 0.9%
Ethan Allen Interiors	108,910	2,694,433

Internet & Catalog Retail - 1.1%
FTD Companies [1]	94,100	2,991,439

Media - 1.2%
Morningstar	21,072	1,513,180
Wiley (John) & Sons Cl. A	32,000	1,938,880

		3,452,060

Specialty Retail - 1.9%
Ascena Retail Group [1]	167,500	2,864,250
Destination Maternity	107,100	2,438,667

		5,302,917

Textiles, Apparel & Luxury Goods - 1.1%
†Movado Group	77,900	3,246,093

Total (Cost $17,751,458)		23,140,148

Consumer Staples – 2.1%
Food Products - 2.1%
Darling Ingredients [1]	178,000	3,720,200
Sanderson Farms	24,100	2,342,520

Total (Cost $2,997,573)		6,062,720

Energy – 8.4%
Energy Equipment & Services - 8.4%
Ensign Energy Services	182,000	2,826,240
Helmerich & Payne	26,225	3,044,985
Oil States International [1]	28,400	1,820,156
Pason Systems	172,000	4,835,762
SEACOR Holdings [1]	31,500	2,590,875
Trican Well Service	245,000	3,956,094
Unit Corporation [1]	71,800	4,941,994

Total (Cost $11,833,386)		24,016,106

Financials – 6.6%
Capital Markets - 6.6%
AllianceBernstein Holding L.P.	128,769	3,332,542
Federated Investors Cl. B	190,200	5,880,984
Lazard Cl. A	43,300	2,232,548
SEI Investments	76,000	2,490,520
Silvercrest Asset Management Group Cl. A	115,000	1,979,150
Westwood Holdings Group	47,400	2,845,896

Total (Cost $13,826,167)		18,761,640

Health Care – 5.3%
Health Care Equipment & Supplies - 1.7%
Analogic Corporation	25,800	2,018,592

78 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Health Care (continued)
Health Care Equipment & Supplies (continued)
Atrion Corporation	8,400	$2,738,400

		4,756,992

Life Sciences Tools & Services - 2.7%
Bio-Rad Laboratories Cl. A [1]	20,000	2,394,200
PerkinElmer	47,400	2,220,216
Techne Corporation	33,300	3,082,581

		7,696,997

Pharmaceuticals - 0.9%
Medicines Company (The) [1]	89,300	2,595,058

Total (Cost $12,521,118)		15,049,047

Industrials – 25.8%
Aerospace & Defense - 0.8%
HEICO Corporation Cl. A	52,650	2,137,590

Air Freight & Logistics - 2.6%
Expeditors International of Washington	82,800	3,656,448
Forward Air	78,314	3,747,325

		7,403,773

Building Products - 1.0%
Simpson Manufacturing	81,200	2,952,432

Commercial Services & Supplies - 1.3%
Heritage-Crystal Clean [1]	196,008	3,847,637

Construction & Engineering - 2.1%
Jacobs Engineering Group [1]	57,800	3,079,584
KBR	118,800	2,833,380

		5,912,964

Electrical Equipment - 2.8%
Global Power Equipment Group	175,883	2,842,269
GrafTech International [1,3]	273,300	2,858,718
Regal-Beloit	29,100	2,286,096

		7,987,083

Machinery - 8.7%
CIRCOR International	58,218	4,490,354
Hyster-Yale Materials Handling Cl. A	37,100	3,284,834
John Bean Technologies	109,300	3,387,207
Kadant	39,300	1,511,085
Kennametal	60,000	2,776,800
Sun Hydraulics	59,200	2,403,520
Tennant Company	36,800	2,808,576
Valmont Industries	15,300	2,324,835
Wabtec Corporation	20,600	1,701,354

		24,688,565

Professional Services - 3.8%
Advisory Board (The) [1]	24,182	1,252,628
ICF International [1]	67,100	2,372,656
ManpowerGroup	41,066	3,484,450
Robert Half International	40,400	1,928,696
Towers Watson & Co. Cl. A	18,400	1,917,832

		10,956,262

Trading Companies & Distributors - 2.7%
Air Lease Cl. A	42,100	1,624,218
Applied Industrial Technologies	70,000	3,551,100
MSC Industrial Direct Cl. A	25,800	2,467,512

		7,642,830

Total (Cost $47,956,095)		73,529,136

Information Technology – 23.3%
Communications Equipment - 1.2%
ADTRAN	157,400	3,550,944

Electronic Equipment, Instruments & Components - 10.7%
Coherent [1]	44,200	2,924,714
FARO Technologies [1]	43,187	2,121,346
FLIR Systems	95,000	3,299,350
IPG Photonics [1]	35,600	2,449,280
Littelfuse	26,400	2,453,880
MTS Systems	30,600	2,073,456
National Instruments	95,200	3,083,528
Orbotech [1]	203,400	3,087,612
Plexus Corporation [1]	79,800	3,454,542
Rofin-Sinar Technologies [1]	115,600	2,779,024
Rogers Corporation [1]	40,100	2,660,635

		30,387,367

Internet Software & Services - 0.8%
Envestnet [1]	44,600	2,181,832

IT Services - 1.0%
Sapient Corporation [1]	182,300	2,962,375

Semiconductors & Semiconductor Equipment - 6.8%
†Brooks Automation	252,600	2,720,502
Cabot Microelectronics [1]	44,900	2,004,785
Diodes [1]	103,500	2,997,360
Fairchild Semiconductor International [1]	131,500	2,051,400
International Rectifier [1]	80,300	2,240,370
MKS Instruments	85,200	2,661,648
Nanometrics [1]	159,160	2,904,670
Veeco Instruments [1]	49,800	1,855,548

		19,436,283

Software - 1.4%
ANSYS [1]	15,500	1,175,210
†ePlus [1]	46,647	2,714,855

		3,890,065

Technology Hardware, Storage & Peripherals - 1.4%
Diebold	97,900	3,932,643

Total (Cost $46,305,786)		66,341,509

Materials – 10.2%
Chemicals - 1.0%
Innospec	70,000	3,021,900

Containers & Packaging - 1.3%
Greif Cl. A	67,800	3,699,168

Metals & Mining - 7.9%
Compass Minerals International	24,500	2,345,630
Globe Specialty Metals	194,900	4,050,022
Haynes International	77,133	4,364,957
Major Drilling Group International	317,000	2,308,317
Randgold Resources ADR	26,900	2,275,740

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 79

Schedules of Investments

Royce 100 Fund (continued)

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Reliance Steel & Aluminum	64,900	$4,783,779
Steel Dynamics	129,200	2,319,140

		22,447,585

Total (Cost $21,371,977)		29,168,653

Miscellaneous [5] – 4.3%
Total (Cost $10,616,011)		12,264,662

TOTAL COMMON STOCKS
(Cost $185,179,571)		268,333,621

REPURCHASE AGREEMENT – 6.5%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $18,652,000 (collateralized
by obligations of various U.S. Government
Agencies, 2.125% due 8/31/20, valued at
$19,027,250)
(Cost $18,652,000)		18,652,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.3%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $982,550)		982,550

TOTAL INVESTMENTS – 100.9%
(Cost $204,814,121)		287,968,171

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.9)%		(2,658,133)

NET ASSETS – 100.0%		$285,310,038

Royce Dividend Value Fund
	SHARES	VALUE
COMMON STOCKS – 97.1%

Consumer Discretionary – 9.7%
Auto Components - 0.8%
Autoliv	33,300	$3,549,114
Gentex Corporation	47,348	1,377,353
Selamat Sempurna	911,800	341,877

		5,268,344

Automobiles - 0.2%
Thor Industries	16,740	952,004

Diversified Consumer Services - 0.1%
Benesse Holdings	4,000	173,536
Weight Watchers International [1,3]	23,500	473,995

		647,531

Hotels, Restaurants & Leisure - 0.1%
Abu Dhabi National Hotels	642,000	506,916
EIH	118,500	188,453

		695,369

Household Durables - 0.3%
Forbo Holding	250	266,548
Harman International Industries	3,000	322,290
Hunter Douglas	27,600	1,322,744

		1,911,582

Internet & Catalog Retail - 0.0%
Trade Me	29,100	89,728

Leisure Products - 0.1%
Photo-Me International	194,000	463,986

Media - 0.3%
Global Mediacom	650,000	116,512
Media Chinese International	322,600	96,448
Media Prima	155,000	124,541
Pico Far East Holdings	544,400	126,435
Saga Communications Cl. A	21,966	938,387
Television Broadcasts	26,600	172,634

		1,574,957

Multiline Retail - 0.0%
Golden Eagle Retail Group	67,100	80,170
New World Department Store China	240,000	96,614

		176,784

Specialty Retail - 6.1%
American Eagle Outfitters	308,200	3,458,004
Ascena Retail Group [1]	260,084	4,447,436
Buckle (The)	142,879	6,338,113
Cato Corporation (The) Cl. A	43,810	1,353,729
Fielmann	3,200	461,619
GameStop Corporation Cl. A	134,530	5,444,429
Genesco [1]	85,249	7,001,500
Guess?	74,000	1,998,000
Lewis Group	196,000	1,194,245
Luk Fook Holdings (International)	458,500	1,342,892
Shoe Carnival	58,228	1,202,408
Signet Jewelers	3,300	364,947
Stein Mart	187,696	2,607,098
USS	70,000	1,194,709

		38,409,129

80 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods - 1.7%
Crocs [1]	31,884	$479,217
Pandora	34,000	2,607,051
Stella International Holdings	604,000	1,644,354
Steven Madden [1]	131,708	4,517,584
Vera Bradley [1,3]	70,020	1,531,337

		10,779,543

Total (Cost $54,327,950)		60,968,957

Consumer Staples – 2.7%
Food & Staples Retailing - 0.3%
FamilyMart	16,850	726,028
Village Super Market Cl. A	56,167	1,327,226

		2,053,254

Food Products - 1.6%
AVI	86,500	498,178
First Resources	71,000	135,520
Hormel Foods	140,700	6,943,545
Industrias Bachoco ADR	6,100	327,997
J&J Snack Foods	10,300	969,436
Lancaster Colony	3,000	285,480
McLeod Russel India	37,200	196,654
Super Group	566,800	640,940

		9,997,750

Personal Products - 0.8%
Nu Skin Enterprises Cl. A	63,945	4,729,372

Total (Cost $13,014,761)		16,780,376

Energy – 5.9%
Energy Equipment & Services - 5.2%
Ensco Cl. A	66,600	3,700,962
Ensign Energy Services	25,300	392,878
Helmerich & Payne	60,754	7,054,147
Oil States International [1]	66,000	4,229,940
TGS-NOPEC Geophysical	105,600	3,376,046
Tidewater	76,500	4,295,475
Total Energy Services	17,679	384,877
Transocean	209,400	9,429,282

		32,863,607

Oil, Gas & Consumable Fuels - 0.7%
Cimarex Energy	4,100	588,186
HollyFrontier Corporation	67,900	2,966,551
Natural Resource Partners L.P.	37,500	621,375

		4,176,112

Total (Cost $30,159,452)		37,039,719

Financials – 25.7%
Banks - 1.7%
Ames National	34,039	787,662
Bank of Hawaii	70,700	4,149,383
Bank of Kentucky Financial	20,701	720,188
BLOM Bank GDR	63,000	589,050
BOK Financial	2,114	140,792
Camden National	15,422	597,757
City Holding Company	21,601	974,637
First Republic Bank	48,100	2,645,019

		10,604,488

Capital Markets - 14.7%
Alaris Royalty	33,000	894,391
AllianceBernstein Holding L.P.	155,100	4,013,988
Apollo Global Management LLC Cl. A	81,900	2,270,268
ARA Asset Management	1,388,200	1,981,712
Artisan Partners Asset Management Cl. A	87,200	4,942,496
Ashmore Group	464,250	2,939,714
Aurelius	2,700	98,639
CETIP - Mercados Organizados	12,000	170,808
Close Brothers Group	18,000	393,690
Coronation Fund Managers	518,000	4,652,015
Diamond Hill Investment Group	32,500	4,150,900
Egyptian Financial Group-Hermes Holding Company [1]	159,000	342,237
Federated Investors Cl. B	218,600	6,759,112
Gluskin Sheff + Associates	32,200	960,825
GMP Capital	296,000	2,363,451
Invesco	79,600	3,004,900
Investec	88,500	816,363
Jupiter Fund Management	550,000	3,760,373
KKR & Co. L.P.	503,058	12,239,401
Lazard Cl. A	67,700	3,490,612
Oaktree Capital Group LLC Cl. A	32,900	1,644,671
Och-Ziff Capital Management Group LLC Cl. A	108,100	1,495,023
SEI Investments	146,600	4,804,082
Sprott	735,700	2,089,097
State Street	105,300	7,082,478
T. Rowe Price Group	9,100	768,131
Value Partners Group	4,597,000	3,078,348
VZ Holding	8,300	1,389,885
Waddell & Reed Financial Cl. A	72,210	4,519,624
Westwood Holdings Group	78,473	4,711,519

		91,828,753

Consumer Finance - 0.1%
†Ally Financial [1,3]	15,100	361,041
Shriram Transport Finance	7,400	110,855

		471,896

Diversified Financial Services - 1.0%
Bolsa Mexicana de Valores	753,000	1,595,558
CRISIL	5,700	168,692
Hellenic Exchanges - Athens Stock Exchange	158,000	1,795,701
Inversiones La Construccion	7,500	89,509
Singapore Exchange	140,000	780,335
Warsaw Stock Exchange	135,400	1,735,246

		6,165,041

Insurance - 5.9%
Allied World Assurance Company Holdings	67,394	2,562,320
Aspen Insurance Holdings	3,424	155,518

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 81

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE
Financials (continued)
Insurance (continued)
Brasil Insurance Participacoes e Administracao	12,000	$58,384
Cincinnati Financial	46,700	2,243,468
E-L Financial	7,000	4,598,660
Erie Indemnity Cl. A	24,200	1,821,292
Marsh & McLennan	85,900	4,451,338
Montpelier Re Holdings	4,397	140,484
PartnerRe	35,571	3,884,709
Reinsurance Group of America	87,955	6,939,650
Symetra Financial	181,100	4,118,214
Willis Group Holdings	139,400	6,036,020

		37,010,057

Real Estate Investment Trusts (REITs) - 0.6%
DCT Industrial Trust	98,400	807,864
Essex Property Trust	8,000	1,479,280
National Health Investors	19,300	1,207,408

		3,494,552

Real Estate Management & Development - 0.5%
Brasil Brokers Participacoes	61,500	97,699
Midland Holdings [1]	5,750,000	2,893,399
Relo Holdings	2,300	148,255

		3,139,353

Thrifts & Mortgage Finance - 1.2%
Genworth MI Canada	163,348	5,818,713
TrustCo Bank Corp. NY	305,660	2,041,809

		7,860,522

Total (Cost $116,504,161)		160,574,662

Health Care – 3.8%
Health Care Equipment & Supplies - 1.4%
Atrion Corporation	13,200	4,303,200
Carl Zeiss Meditec	2,200	67,479
DENTSPLY International	92,500	4,379,875

		8,750,554

Health Care Providers & Services - 1.9%
Chemed Corporation	51,758	4,850,760
MEDNAX [1]	26,300	1,529,345
OdontoPrev	38,400	165,105
Owens & Minor	150,800	5,124,184

		11,669,394

Life Sciences Tools & Services - 0.0%
EPS Corporation	10,000	128,424

Pharmaceuticals - 0.5%
Hikma Pharmaceuticals	11,000	315,890
Recordati	91,800	1,543,618
Santen Pharmaceutical	18,100	1,018,410
Unichem Laboratories	35,000	131,399

		3,009,317

Total (Cost $17,207,146)		23,557,689

Industrials – 17.0%
Aerospace & Defense - 0.8%
American Science and Engineering	49,545	3,447,837
Cubic Corporation	3,794	168,871
HEICO Corporation Cl. A	36,132	1,466,959

		5,083,667

Air Freight & Logistics - 1.7%
Aramex	37,464	30,601
Expeditors International of Washington	156,600	6,915,456
Forward Air	70,400	3,368,640

		10,314,697

Building Products - 1.1%
AAON	92,525	3,101,438
Geberit	1,000	351,037
Simpson Manufacturing	57,600	2,094,336
TOTO	74,000	997,088
Zehnder Group	3,600	154,263

		6,698,162

Commercial Services & Supplies - 1.6%
Blue Label Telecoms	133,300	107,292
Brink’s Company (The)	100	2,822
Cintas Corporation	103,500	6,576,390
Collection House	60,000	106,365
Kaba Holding	2,100	1,038,396
Ritchie Bros. Auctioneers	9,000	221,850
Societe BIC	6,600	903,015
UniFirst Corporation	12,455	1,320,230

		10,276,360

Construction & Engineering - 0.4%
KBR	100,000	2,385,000

Electrical Equipment - 1.8%
AZZ	64,100	2,953,728
Hubbell Cl. B	45,700	5,627,955
Regal-Beloit	36,000	2,828,160

		11,409,843

Machinery - 6.4%
Alamo Group	15,002	811,458
Burckhardt Compression Holding	3,000	1,617,050
CB Industrial Product Holding	100,000	136,406
China Metal International Holdings	352,000	130,801
CLARCOR	75,200	4,651,120
Donaldson Company	111,000	4,697,520
Flowserve Corporation	20,100	1,494,435
Freund Corporation	6,200	86,600
Graco	65,400	5,106,432
IDEX Corporation	44,500	3,592,930
John Bean Technologies	97,356	3,017,063
Kennametal	32,314	1,495,492
Lincoln Electric Holdings	30,050	2,099,894
Lindsay Corporation	32,800	2,770,616
Miller Industries	31,814	654,732
Pfeiffer Vacuum Technology	13,500	1,488,642
Spirax-Sarco Engineering	35,148	1,643,962
Tennant Company	18,400	1,404,288
Valmont Industries	20,600	3,130,170

82 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Industrials (continued)
Machinery (continued)
Zuiko Corporation	1,700	$96,155

		40,125,766

Marine - 0.4%
Clarkson	54,600	2,237,946

Professional Services - 1.3%
ManpowerGroup	52,300	4,437,655
Towers Watson & Co. Cl. A	36,400	3,793,972

		8,231,627

Road & Rail - 0.8%
Globaltrans Investment GDR	10,400	119,080
Knight Transportation	13,700	325,649
Landstar System	66,300	4,243,200

		4,687,929

Trading Companies & Distributors - 0.7%
Applied Industrial Technologies	92,325	4,683,647

Total (Cost $69,252,345)		106,134,644

Information Technology – 11.6%
Communications Equipment - 0.9%
Ellies Holdings [1]	171,900	59,805
Plantronics	93,608	4,497,864
TESSCO Technologies	31,249	991,531

		5,549,200

Electronic Equipment, Instruments & Components - 5.7%
Amphenol Corporation Cl. A	31,400	3,025,076
AVX Corporation	142,300	1,889,744
Cognex Corporation [1]	20,000	768,000
Domino Printing Sciences	115,000	1,180,866
FLIR Systems	255,100	8,859,623
Littelfuse	32,063	2,980,256
LPKF Laser & Electronics	5,800	119,764
MTS Systems	50,293	3,407,854
National Instruments	155,100	5,023,689
Vaisala Cl. A	48,000	1,574,148
Vishay Intertechnology	453,088	7,018,333

		35,847,353

IT Services - 3.2%
Broadridge Financial Solutions	99,100	4,126,524
Calian Technologies	23,896	438,931
Convergys Corporation	172,515	3,698,722
eClerx Services	116,700	2,254,641
Jack Henry & Associates	32,300	1,919,589
ManTech International Cl. A	73,936	2,182,591
Metrofile Holdings	500,000	225,670
Western Union	300,900	5,217,606

		20,064,274

Semiconductors & Semiconductor Equipment - 0.3%
Eugene Technology	7,725	145,445
MKS Instruments	36,100	1,127,764
Regent Manner International Holdings	619,000	134,975
Teradyne	20,000	392,000

		1,800,184

Software - 0.7%
Computer Modelling Group	8,100	224,846
Cyient	36,700	219,669
Silverlake Axis	135,000	129,922
Totvs	239,500	4,119,032

		4,693,469

Technology Hardware, Storage & Peripherals - 0.8%
Diebold	118,000	4,740,060

Total (Cost $57,272,342)		72,694,540

Materials – 16.5%
Chemicals - 4.2%
Balchem Corporation	50,150	2,686,034
Cabot Corporation	98,393	5,705,810
Huchems Fine Chemical	5,000	117,118
Innospec	90,000	3,885,300
International Flavors & Fragrances	27,100	2,825,988
Quaker Chemical	28,800	2,211,552
†Rockwood Holdings	58,900	4,475,811
Stepan Company	60,600	3,203,316
Victrex	7,500	218,460
Westlake Chemical	7,500	628,200

		25,957,589

Containers & Packaging - 1.9%
AptarGroup	86,200	5,776,262
Greif Cl. A	115,400	6,296,224
Nampak	30,000	103,780

		12,176,266

Metals & Mining - 10.1%
Agnico Eagle Mines	195,000	7,468,500
Allegheny Technologies	134,200	6,052,420
Carpenter Technology	116,100	7,343,325
Commercial Metals	18,700	323,697
Compass Minerals International	47,900	4,585,946
Franco-Nevada Corporation	2,400	137,616
Fresnillo	254,000	3,790,545
Hecla Mining	135,000	465,750
Hi-Crush Partners L.P.	20,000	1,311,200
Imdex [1]	125,000	74,257
Major Drilling Group International	409,400	2,981,152
Pan American Silver	284,000	4,359,400
Randgold Resources ADR	75,300	6,370,380
Reliance Steel & Aluminum	139,006	10,246,132
Royal Gold	2,200	167,464
†Sims Metal Management [1]	240,000	2,190,661
Steel Dynamics	21,000	376,950
Vale Indonesia	389,700	116,861
Worthington Industries	103,800	4,467,552

		62,829,808

Paper & Forest Products - 0.3%
Schweitzer-Mauduit International	43,900	1,916,674

Total (Cost $86,942,170)		102,880,337

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 83

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE
Telecommunication Services – 1.0%
Diversified Telecommunication Services - 0.5%
Inmarsat	265,000	$3,390,069

Wireless Telecommunication Services - 0.5%
Telephone and Data Systems	109,200	2,851,212

Total (Cost $5,448,785)		6,241,281

Utilities – 0.5%
Water Utilities - 0.5%
Aqua America	125,000	3,277,500

Total (Cost $3,005,880)		3,277,500

Miscellaneous [5] – 2.7%
Total (Cost $13,032,663)		16,807,403

TOTAL COMMON STOCKS
(Cost $466,167,655)		606,957,108

REPURCHASE AGREEMENT – 2.6%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $16,436,000 (collateralized
by obligations of various U.S. Government
Agencies, 2.125% due 8/31/20, valued at
$16,768,400)
(Cost $16,436,000)		16,436,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $2,424,305)		2,424,305

TOTAL INVESTMENTS – 100.1%
(Cost $485,027,960)		625,817,413

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%		(773,259)

NET ASSETS – 100.0%		$625,044,154

Royce Global Value Fund
	SHARES	VALUE
COMMON STOCKS – 97.7%

Austria – 7.1%
Mayr-Melnhof Karton	56,000	$6,671,998
Semperit AG Holding	135,000	8,272,285

Total (Cost $14,184,798)		14,944,283

Belgium – 1.8%
Sipef	45,000	3,844,995

Total (Cost $4,446,945)		3,844,995

Brazil – 2.9%
Brasil Brokers Participacoes	2,000,000	3,177,189
CETIP - Mercados Organizados	200,000	2,846,798

Total (Cost $7,740,215)		6,023,987

Canada – 10.1%
Major Drilling Group International	418,000	3,043,775
Pan American Silver	330,000	5,065,500
Pason Systems	125,000	3,514,362
Sprott	1,450,000	4,117,427
Trican Well Service	345,000	5,570,826

Total (Cost $33,817,969)		21,311,890

Chile – 0.8%
Inversiones La Construccion	135,000	1,611,168

Total (Cost $1,862,460)		1,611,168

China – 2.6%
Daphne International Holdings [3]	5,500,000	2,157,308
E-House (China) Holdings ADR	375,000	3,243,750

Total (Cost $8,956,280)		5,401,058

France – 3.8%
Alten	75,000	3,564,118
Societe Internationale de Plantations d’Heveas	24,900	1,194,709
Stallergenes	42,822	3,300,630

Total (Cost $8,704,715)		8,059,457

Hong Kong – 6.4%
Luk Fook Holdings (International)	1,300,000	3,807,545
New World Department Store China	7,250,000	2,918,559
Television Broadcasts	510,000	3,309,894
Value Partners Group	5,050,000	3,381,696

Total (Cost $14,423,439)		13,417,694

India – 3.2%
Graphite India	2,100,000	3,678,360
Maharashtra Seamless	600,000	3,103,999

Total (Cost $8,587,179)		6,782,359

84 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Italy – 1.0%
Recordati	130,000	$2,185,951

Total (Cost $907,642)		2,185,951

Japan – 11.7%
Benesse Holdings	40,000	1,735,353
C. Uyemura & Co.	50,000	2,546,765
EPS Corporation	260,000	3,339,026
FamilyMart	45,000	1,938,947
Miraial	120,000	2,179,557
MISUMI Group	66,000	1,815,725
Moshi Moshi Hotline	246,500	2,428,380
†Obara Group	30,000	1,300,034
Santen Pharmaceutical	25,000	1,406,643
USS	145,000	2,474,754
Zuiko Corporation	63,000	3,563,398

Total (Cost $22,129,557)		24,728,582

Jersey – 1.4%
Randgold Resources ADR	34,200	2,893,320

Total (Cost $2,450,135)		2,893,320

Mexico – 3.0%
Fresnillo	100,000	1,492,341
Industrias Bachoco ADR	90,000	4,839,300

Total (Cost $3,415,221)		6,331,641

Norway – 3.5%
Spectrum	271,802	1,861,096
TGS-NOPEC Geophysical	170,000	5,434,923

Total (Cost $5,865,679)		7,296,019

Singapore – 1.1%
Silverlake Axis	2,350,000	2,261,609

Total (Cost $1,581,598)		2,261,609

South Africa – 2.2%
Lewis Group	400,000	2,437,236
Raubex Group	1,000,000	2,129,760

Total (Cost $6,589,320)		4,566,996

Switzerland – 1.0%
Garmin	34,500	2,101,050

Total (Cost $1,148,998)		2,101,050

Turkey – 1.4%
Mardin Cimento Sanayii	1,265,900	3,047,338

Total (Cost $5,311,766)		3,047,338

United Kingdom – 6.8%
Ashmore Group	1,000,000	6,332,179
Clarkson	85,060	3,486,442
Hochschild Mining [1]	925,000	2,528,914
Jupiter Fund Management	305,000	2,085,298

Total (Cost $14,667,043)		14,432,833

United States – 25.9%
†Artisan Partners Asset Management Cl. A	37,500	2,125,500
Cirrus Logic [1,3]	255,000	5,798,700
†Globe Specialty Metals	160,000	3,324,800
Helmerich & Payne	43,000	4,992,730
Kennedy-Wilson Holdings	239,600	6,426,072
Lindsay Corporation	31,000	2,618,570
Medicines Company (The) [1]	122,500	3,559,850
Myriad Genetics [1,3]	191,471	7,452,051
Nu Skin Enterprises Cl. A	34,000	2,514,640
Teradyne	148,000	2,900,800
Unit Corporation [1]	30,000	2,064,900
Valmont Industries	19,100	2,902,245
Western Digital	85,000	7,845,500

Total (Cost $41,050,659)		54,526,358

TOTAL COMMON STOCKS
(Cost $207,841,618)		205,768,588

REPURCHASE AGREEMENT – 3.1%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $6,528,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.07% due 11/21/14, valued at
$6,660,000)
(Cost $6,528,000)		6,528,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 4.9%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $10,383,344)		10,383,344

TOTAL INVESTMENTS – 105.7%
(Cost $224,752,962)		222,679,932

LIABILITIES LESS CASH
AND OTHER ASSETS – (5.7)%		(12,026,983)

NET ASSETS – 100.0%		$210,652,949

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 85

Schedules of Investments

Royce International Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 95.5%

Australia – 0.7%
†Programmed Maintenance Services	150,000	$397,453

Total (Cost $388,333)		397,453

Austria – 3.1%
Mayr-Melnhof Karton	6,500	774,428
Semperit AG Holding	15,000	919,143

Total (Cost $1,382,892)		1,693,571

Brazil – 3.2%
Brasil Brokers Participacoes	360,000	571,894
CETIP - Mercados Organizados	55,000	782,869
Eternit	116,000	445,730

Total (Cost $1,945,031)		1,800,493

Canada – 2.9%
†Magellan Aerospace	66,000	728,626
Major Drilling Group International	37,000	269,425
†MTY Food Group	12,000	339,628
Sprott	95,000	269,762

Total (Cost $1,417,306)		1,607,441

Chile – 1.2%
Inversiones La Construccion	57,500	686,238

Total (Cost $766,496)		686,238

China – 3.0%
Daphne International Holdings	1,140,000	447,151
E-House (China) Holdings ADR	46,000	397,900
Pacific Online	725,000	400,367
Xtep International Holdings	940,000	396,599

Total (Cost $1,968,858)		1,642,017

Cyprus – 1.0%
Globaltrans Investment GDR	51,000	583,950

Total (Cost $690,020)		583,950

Finland – 1.0%
F-Secure	160,000	563,056

Total (Cost $425,662)		563,056

France – 8.4%
Audika Groupe [1]	25,500	493,729
Boiron	4,250	369,598
Gaztransport Et Technigaz	6,800	443,308
Manutan International	9,000	575,887
†Nexity	12,800	587,419
Parrot [1]	16,000	408,599
Societe Internationale de Plantations d’Heveas	9,200	441,419
Stallergenes	8,500	655,162
Vetoquinol	13,400	663,853

Total (Cost $4,146,460)		4,638,974

Germany – 3.8%
Bertrandt	3,500	556,894
KWS Saat	2,030	715,767
LPKF Laser & Electronics	19,850	409,884
PUMA	1,500	428,249

Total (Cost $1,948,448)		2,110,794

Hong Kong – 8.5%
I.T	1,520,000	533,443
Luk Fook Holdings (International)	156,500	458,370
Midland Holdings [1]	1,220,000	613,904
New World Department Store China	1,600,000	644,096
Pico Far East Holdings	2,908,400	675,464
Stella International Holdings	212,500	578,519
Television Broadcasts	92,500	600,324
Value Partners Group	920,000	616,071

Total (Cost $4,746,165)		4,720,191

India – 5.7%
AIA Engineering	30,000	387,065
FAG Bearings India	8,000	332,516
Graphite India	250,000	437,900
Ipca Laboratories	40,000	582,592
†KPIT Technologies	150,000	429,961
Shriram Transport Finance	35,000	524,316
Thomas Cook (India)	225,000	442,556

Total (Cost $2,227,603)		3,136,906

Indonesia – 0.8%
Selamat Sempurna	1,191,800	446,862

Total (Cost $337,453)		446,862

Italy – 1.9%
De’Longhi	21,500	465,151
DiaSorin	14,400	603,369

Total (Cost $859,052)		1,068,520

Japan – 15.4%
Asahi Company	34,500	496,871
Benesse Holdings	14,700	637,742
BML	13,300	514,644
C. Uyemura & Co.	11,300	575,569
EPS Corporation	66,100	848,883
FamilyMart	14,700	633,389
Milbon	15,800	533,399
Miraial	37,700	684,744
MISUMI Group	17,200	473,189
Moshi Moshi Hotline	63,500	625,566
†Obara Group	11,500	498,347
86 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Japan (continued)
†Relo Holdings	5,600	$360,969
Santen Pharmaceutical	11,700	658,309
†Trancom	12,000	471,448
Zuiko Corporation	9,500	537,338

Total (Cost $7,643,716)		8,550,407

Jersey – 0.7%
Randgold Resources ADR	4,300	363,780

Total (Cost $297,682)		363,780

Malaysia – 4.0%
CB Industrial Product Holding	395,000	538,804
Media Chinese International	1,700,000	508,253
Media Prima	850,000	682,965
Padini Holdings	775,000	475,475

Total (Cost $1,985,911)		2,205,497

Mexico – 2.1%
Grupo SIMEC Ser. B [1]	130,000	602,528
Industrias Bachoco ADR	10,500	564,585

Total (Cost $771,758)		1,167,113

Netherlands – 0.7%
†Exact Holding	11,000	391,620

Total (Cost $376,317)		391,620

Norway – 1.6%
†Eltek	112,063	173,561
Spectrum	10,096	69,130
TGS-NOPEC Geophysical	19,550	625,016

Total (Cost $704,059)		867,707

Singapore – 2.0%
ARA Asset Management	350,000	499,639
Biosensors International Group	800,000	599,888

Total (Cost $1,032,679)		1,099,527

Slovenia – 0.9%
†Krka d.d., Novo mesto	5,000	479,255

Total (Cost $469,104)		479,255

South Africa – 4.1%
Adcock Ingram Holdings [1]	60,000	299,803
Blue Label Telecoms	850,000	684,156
Ellies Holdings [1]	700,000	243,536
Lewis Group	105,000	639,774
Raubex Group	187,500	399,330

Total (Cost $2,529,362)		2,266,599

South Korea – 1.2%
Handsome	23,500	642,197

Total (Cost $615,295)		642,197

Sweden – 2.4%
†Industrivarden Cl. C	26,500	523,531
Lundin Petroleum [1]	39,500	799,276

Total (Cost $1,253,414)		1,322,807

Switzerland – 4.1%
Forbo Holding	420	447,801
Kaba Holding	1,100	543,922
VZ Holding	3,700	619,587
Zehnder Group	15,000	642,761

Total (Cost $1,902,629)		2,254,071

Turkey – 1.9%
Koza Altin Isletmeleri	44,100	503,739
Mardin Cimento Sanayii	225,000	541,631

Total (Cost $1,168,950)		1,045,370

United Kingdom – 9.2%
Ashmore Group	130,000	823,183
Consort Medical	51,500	840,828
Domino Printing Sciences	35,000	359,394
E2V Technologies	215,000	614,478
Elementis	82,500	367,519
EnQuest [1]	210,000	507,464
Hochschild Mining [1]	105,000	287,066
Kennedy Wilson Europe Real Estate [1]	39,000	734,190
Spirent Communications	365,000	593,116

Total (Cost $4,704,140)		5,127,238

TOTAL COMMON STOCKS
(Cost $48,704,795)		52,879,654

REPURCHASE AGREEMENT – 4.3%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $2,405,000 (collateralized
by obligations of various U.S. Government
Agencies, 2.125% due 8/31/20, valued at
$2,457,263)
(Cost $2,405,000)		2,405,000

TOTAL INVESTMENTS – 99.8%
(Cost $51,109,795)		55,284,654

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.2%		113,072

NET ASSETS – 100.0%		$55,397,726

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 87

Schedules of Investments

Royce Special Equity Multi-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 91.0%

Consumer Discretionary – 26.3%
Auto Components - 4.2%
Lear Corporation	103,200	$9,217,824

Distributors - 2.9%
Genuine Parts	72,600	6,374,280

Media - 2.7%
Scripps Networks Interactive Cl. A	74,200	6,020,588

Multiline Retail - 4.5%
Nordstrom	143,500	9,747,955

Specialty Retail - 12.0%
Bed Bath & Beyond [1]	171,600	9,846,408
Gap (The)	230,000	9,561,100
Staples	629,600	6,824,864

		26,232,372

Total (Cost $50,947,896)		57,593,019

Energy – 9.1%
Energy Equipment & Services - 4.2%
Helmerich & Payne	80,000	9,288,800

Oil, Gas & Consumable Fuels - 4.9%
Occidental Petroleum	103,500	10,622,205

Total (Cost $15,365,171)		19,911,005

Financials – 7.1%
Capital Markets - 7.1%
Franklin Resources	172,000	9,948,480
†T. Rowe Price Group	65,800	5,554,178

Total (Cost $13,877,608)		15,502,658

Health Care – 8.4%
Health Care Equipment & Supplies - 4.4%
Medtronic	51,800	3,302,768
Stryker Corporation	73,900	6,231,248

		9,534,016

Health Care Providers & Services - 4.0%
Quest Diagnostics	150,500	8,832,845

Total (Cost $14,649,979)		18,366,861

Industrials – 17.2%
Aerospace & Defense - 0.6%
Raytheon Company	13,500	1,245,375

Construction & Engineering - 2.4%
Fluor Corporation	70,300	5,406,070

Electrical Equipment - 4.4%
Emerson Electric	145,000	9,622,200

Industrial Conglomerates - 1.5%
3M	22,500	3,222,900

Machinery - 8.3%
Dover Corporation	49,000	4,456,550
Illinois Tool Works	69,800	6,111,688
Parker Hannifin	61,000	7,669,530

		18,237,768

Total (Cost $27,271,443)		37,734,313

Information Technology – 22.9%
Communications Equipment - 4.4%
Cisco Systems	390,000	9,691,500

Semiconductors & Semiconductor Equipment - 6.6%
Intel Corporation	120,600	3,726,540
KLA-Tencor	148,000	10,750,720

		14,477,260

Software - 7.2%
Microsoft Corporation	245,000	10,216,500
†Symantec Corporation	248,000	5,679,200

		15,895,700

Technology Hardware, Storage & Peripherals - 4.7%
†Apple	35,300	3,280,429
†SanDisk Corporation	66,600	6,955,038

		10,235,467

Total (Cost $38,679,882)		50,299,927

TOTAL COMMON STOCKS
(Cost $160,791,979)		199,407,783

REPURCHASE AGREEMENT – 8.5%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $18,706,000 (collateralized
by obligations of various U.S. Government
Agencies, 2.125% due 8/31/20, valued at
$19,083,213)
(Cost $18,706,000)		18,706,000

TOTAL INVESTMENTS – 99.5%
(Cost $179,497,979)		218,113,783

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.5%		1,031,717

NET ASSETS – 100.0%		$219,145,500

88 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

†	New additions in 2014.
[1]	Non-income producing.
[2]

At June 30, 2014, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[3]	All or a portion of these securities were on loan at June 30, 2014.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2014 and less than 1% of net assets.
[6]

A security for which market quotations are not readily available represents 0.1% of net assets for Royce Micro-Cap Fund. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2014, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 89

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$6,663,308,610	$728,190,456	$4,402,533,583	$1,135,024,045
Affiliated Companies	143,433,918	10,935,637	2,626,284,901	22,039,481
Repurchase agreements (at cost and value)	202,919,000	28,566,000	84,296,000	23,729,000
Cash and foreign currency	–	93,589	2,812,433	25,827
Receivable for investments sold	8,841,899	1,878,161	80,432,568	3,003,537
Receivable for capital shares sold	4,141,822	371,085	3,227,270	599,686
Receivable for dividends and interest	3,110,208	553,117	5,631,865	560,823
Prepaid expenses and other assets	2,205,311	4,664	64,293	2,089

Total Assets	7,027,960,768	770,592,709	7,205,282,913	1,184,984,488

LIABILITIES:
Payable for collateral on loaned securities	77,437,178	26,867,184	271,453,688	70,410,418
Payable for investments purchased	38,245,009	2,073,949	5,289,011	1,450,813
Payable for capital shares redeemed	90,024,759	4,226,200	7,091,684	10,503,971
Payable to custodian for overdrawn balance	1,943,406	–	–	–
Payable for investment advisory fees	4,235,398	783,505	5,259,665	1,028,613
Accrued expenses	3,132,772	507,385	2,615,706	1,489,226

Total Liabilities	215,018,522	34,458,223	291,709,754	84,883,041

Net Assets	$6,812,942,246	$736,134,486	$6,913,573,159	$1,100,101,447

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,848,107,033	$520,258,987	$3,542,460,380	$650,432,687
Undistributed net investment income (loss)	5,091,301	(5,439,590)	14,863,885	(2,203,307)
Accumulated net realized gain (loss) on investments and
foreign currency	560,398,757	47,045,586	519,725,903	138,317,987
Net unrealized appreciation (depreciation) on investments and
foreign currency	2,399,345,155	174,269,503	2,836,522,991	313,554,080

Net Assets	$6,812,942,246	$736,134,486	$6,913,573,159	$1,100,101,447

Investment Class	$4,616,189,818	$559,538,270	$5,000,748,576	$63,475,551
Service Class	537,676,542	67,082,601	292,996,119	876,420,192
Consultant Class	759,523,948	109,513,615	67,065,263
Institutional Class	847,749,388		980,809,573	154,734,937
W Class			530,917,773
R Class	41,155,237		33,387,106	2,547,506
K Class	10,647,313		7,648,749	2,923,261

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	307,201,363	33,205,047	210,770,187	4,274,037
Service Class	35,929,325	4,029,721	12,608,011	59,000,294
Consultant Class	57,753,534	7,522,770	3,209,318
Institutional Class	56,293,438		40,954,815	10,414,922
W Class			22,334,540
R Class	2,837,304		1,469,048	176,241
K Class	802,260		888,369	389,022

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$15.03	$16.85	$23.73	$14.85
Service Class[1]	14.96	16.65	23.24	14.85
Consultant Class[2]	13.15	14.56	20.90
Institutional Class[3]	15.06		23.95	14.86
W Class[3]			23.77
R Class[3]	14.51		22.73	14.45
K Class[3]	13.27		8.61	7.51

Investments at identified cost	$4,407,405,666	$564,859,163	$4,192,342,612	$843,511,677
Market value of loaned securities	75,579,274	25,837,749	265,737,979	68,401,091

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

90 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$4,906,473,876	$353,637,174	$2,563,103,937	$1,212,597,657
Affiliated Companies	87,883,149	–	63,185,898	1,724,545,553
Repurchase agreements (at cost and value)	252,862,000	29,236,000	172,123,000	412,898,000
Cash and foreign currency	826	54	–	740
Receivable for investments sold	6,914,715	–	11,736,972	5,586,612
Receivable for capital shares sold	5,115,001	78,292	17,316,949	2,268,735
Receivable for dividends and interest	5,244,674	236,994	956,688	849,306
Prepaid expenses and other assets	55,856	3,745	26,437	39,324

Total Assets	5,264,550,097	383,192,259	2,828,449,881	3,358,785,927

LIABILITIES:
Payable for collateral on loaned securities	2,154,041	1,589,589	206,095,687	9,207,927
Payable for investments purchased	20,457,969	2,968,484	4,941,672	5,419,413
Payable for capital shares redeemed	16,595,555	152,352	19,251,915	4,156,908
Payable to custodian for overdrawn balance	–	–	354,697	–
Payable for investment advisory fees	4,072,331	306,280	2,080,078	2,674,554
Accrued expenses	2,445,804	194,156	682,473	1,320,975
Deferred capital gains tax	–	142,147	–	–

Total Liabilities	45,725,700	5,353,008	233,406,522	22,779,777

Net Assets	$5,218,824,397	$377,839,251	$2,595,043,359	$3,336,006,150

ANALYSIS OF NET ASSETS:
Paid-in capital	$2,866,124,871	$282,445,008	$1,825,057,094	$2,282,617,179
Undistributed net investment income (loss)	(2,809,224)	856,747	(4,137,521)	10,556,368
Accumulated net realized gain (loss) on investments and
foreign currency	480,043,574	12,325,791	255,609,677	232,974,018
Net unrealized appreciation (depreciation) on investments and
foreign currency	1,875,465,176	82,211,705	518,514,109	809,858,585

Net Assets	$5,218,824,397	$377,839,251	$2,595,043,359	$3,336,006,150

Investment Class	$3,443,640,323	$143,631,877	$1,445,137,858	$2,279,591,416
Service Class	293,883,573	206,853,678	191,135,789	291,145,822
Consultant Class	396,523,108	15,385,998	18,877,444	68,768,050
Institutional Class	624,814,444		885,706,818	696,500,862
W Class	260,678,873
R Class	68,358,926	5,420,796	31,361,262
K Class	130,925,150	6,546,902	22,824,188

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	204,308,525	8,579,500	90,288,111	90,976,300
Service Class	17,292,070	12,407,580	12,466,565	11,659,174
Consultant Class	23,249,418	1,194,444	1,314,933	2,927,685
Institutional Class	37,337,315		54,729,338	27,939,895
W Class	15,485,068
R Class	3,992,263	453,881	2,073,414
K Class	10,315,875	544,038	1,620,403

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$16.86	$16.74	$16.01	$25.06
Service Class[1]	17.00	16.67	15.33	24.97
Consultant Class[2]	17.06	12.88	14.36	23.49
Institutional Class[3]	16.73		16.18	24.93
W Class[3]	16.83
R Class[3]	17.12	11.94	15.13
K Class[3]	12.69	12.03	14.09

Investments at identified cost	$3,118,897,972	$271,285,421	$2,107,776,544	$2,127,284,625
Market value of loaned securities	2,110,956	1,556,902	199,303,387	8,733,248

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 91

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Value	Value Plus	100	Dividend
	Fund	Fund	Fund	Value Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$1,024,884,511	$1,201,057,376	$269,316,171	$609,381,413
Repurchase agreements (at cost and value)	20,940,000	34,950,000	18,652,000	16,436,000
Cash and foreign currency	–	691	326	12,795
Receivable for investments sold	15,922,079	5,756,411	706,280	1,139,834
Receivable for capital shares sold	1,365,106	561,409	278,790	1,865,565
Receivable for dividends and interest	526,430	440,536	173,532	486,319
Prepaid expenses and other assets	6,727	2,629	1,882	8,006

Total Assets	1,063,644,853	1,242,769,052	289,128,981	629,329,932

LIABILITIES:
Payable for collateral on loaned securities	4,542,570	104,981,188	982,550	2,424,305
Payable for investments purchased	5,943,802	1,590,757	1,695,382	215,825
Payable for capital shares redeemed	1,368,706	32,474,507	716,976	765,440
Payable to custodian for overdrawn balance	9	–	–	–
Payable for investment advisory fees	856,090	918,964	231,935	494,274
Accrued expenses	793,608	1,053,399	192,100	288,761
Deferred capital gains tax	–	–	–	97,173

Total Liabilities	13,504,785	141,018,815	3,818,943	4,285,778

Net Assets	$1,050,140,068	$1,101,750,237	$285,310,038	$625,044,154

ANALYSIS OF NET ASSETS:
Paid-in capital	$703,117,249	$644,190,412	$181,569,455	$460,872,017
Undistributed net investment income (loss)	527,724	(4,306,104)	(490,598)	2,168,898
Accumulated net realized gain (loss) on investments and
foreign currency	83,098,621	157,904,576	21,076,338	21,308,119
Net unrealized appreciation (depreciation) on investments and
foreign currency	263,396,474	303,961,353	83,154,843	140,695,120

Net Assets	$1,050,140,068	$1,101,750,237	$285,310,038	$625,044,154

Investment Class	$148,807,409	$254,604,293	$61,512,858	$195,622,628
Service Class	606,986,089	753,558,975	219,772,557	385,623,082
Consultant Class	29,922,811	20,930,717		120,228
Institutional Class	215,764,063	70,258,766		43,678,216
R Class	36,445,095	1,438,638	2,969,700
K Class	12,214,601	958,848	1,054,923

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	10,627,437	14,348,287	5,909,478	21,357,409
Service Class	43,547,333	42,765,250	21,282,615	41,706,318
Consultant Class	2,290,294	1,262,319		11,626
Institutional Class	15,386,192	3,941,421		4,781,000
R Class	2,675,046	84,274	228,542
K Class	1,109,918	77,051	79,994

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$14.00	$17.74	$10.41	$9.16
Service Class[1]	13.94	17.62	10.33	9.25
Consultant Class[2]	13.07	16.58		10.34
Institutional Class[3]	14.02	17.83		9.14
R Class[3]	13.62	17.07	12.99
K Class[3]	11.00	12.44	13.19

Investments at identified cost	$761,488,036	$897,097,330	$186,162,121	$468,591,960
Market value of loaned securities	4,415,378	102,981,183	956,044	2,348,597

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

92 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	Royce	Royce	Royce
	Global	International Smaller-	Special Equity
	Value Fund	Companies Fund	Multi-Cap Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$216,151,932	$52,879,654	$199,407,783
Repurchase agreements (at cost and value)	6,528,000	2,405,000	18,706,000
Cash and foreign currency	41,256	36,623	769
Receivable for investments sold	1,013,018	397,674	395,043
Receivable for capital shares sold	430,621	44,364	1,324,360
Receivable for dividends and interest	532,254	63,996	280,530
Prepaid expenses and other assets	1,023	501	2,704

Total Assets	224,698,104	55,827,812	220,117,189

LIABILITIES:
Payable for collateral on loaned securities	10,383,344	–	–
Payable for investments purchased	3,108,572	236,544	687,737
Payable for capital shares redeemed	102,934	23,241	54,044
Payable for investment advisory fees	211,715	54,579	148,551
Accrued expenses	169,306	10,302	81,357
Deferred capital gains tax	69,284	105,420	–

Total Liabilities	14,045,155	430,086	971,689

Net Assets	$210,652,949	$55,397,726	$219,145,500

ANALYSIS OF NET ASSETS:
Paid-in capital	$252,724,157	$48,602,996	$167,735,071
Undistributed net investment income (loss)	1,871,046	354,068	862,531
Accumulated net realized gain (loss) on investments and
foreign currency	(41,808,193)	2,369,938	11,932,095
Net unrealized appreciation (depreciation) on investments and foreign currency	(2,134,061)	4,070,724	38,615,803

Net Assets	$210,652,949	$55,397,726	$219,145,500

Investment Class	$139,171,554	$731,101	$70,498,348
Service Class	43,999,943	51,567,280	95,385,527
Consultant Class	27,330,276		4,703,924
Institutional Class		3,099,345	48,557,701
R Class	124,531
K Class	26,645

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	9,211,102	68,688	4,479,494
Service Class	2,897,039	4,034,349	6,051,324
Consultant Class	1,824,558		424,322
Institutional Class		284,769	3,083,450
R Class	11,070
K Class	2,366

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$15.11	$10.64	$15.74
Service Class[1]	15.19	12.78	15.76
Consultant Class[2]	14.98		11.09
Institutional Class[3]		10.88	15.75
R Class[3]	11.25
K Class[3]	11.26

Investments at identified cost	$218,224,962	$48,704,795	$160,791,979
Market value of loaned securities	9,954,687

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, or a 1% redemption fee (Royce Special Equity Multi-Cap Fund), payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 93

Statements of Changes in Net Assets

	Royce Pennsylvania
	Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Six months ended		Six months ended		Six months ended
	6/30/14	Year ended	6/30/14	Year ended	6/30/14	Year ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$7,090,222	$7,661,265	$(2,411,734)	$(5,870,665)	$14,863,887	$(452,026)
Net realized gain (loss) on investments and
foreign currency	450,225,892	471,075,967	38,723,654	80,848,944	356,480,583	873,083,934
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(333,850,571)	1,515,290,678	(31,097,404)	90,069,276	101,535,452	820,330,897

Net increase (decrease) in net assets from
investment operations	123,465,543	1,994,027,910	5,214,516	165,047,555	472,879,922	1,692,962,805

DISTRIBUTIONS:
Net investment income
Investment Class	–	(431,367)	–	(699,816)	–	–
Service Class	–	–	–	–	–	–
Consultant Class	–	–	–	–	–	–
Institutional Class	–	(937,016)			–	–
W Class					–	–
R Class	–	–			–	–
K Class	–	–			–	–
Net realized gain on investments and
foreign currency
Investment Class	–	(260,021,200)	–	(45,125,296)	–	(488,208,024)
Service Class	–	(31,628,047)	–	(5,609,190)	–	(46,637,769)
Consultant Class	–	(45,624,009)	–	(9,087,282)	–	(6,977,329)
Institutional Class	–	(41,396,200)			–	(90,956,054)
W Class					–	(52,811,951)
R Class	–	(2,317,940)			–	(3,194,633)
K Class	–	(689,970)			–	(1,877,675)

Total distributions	–	(383,045,749)	–	(60,521,584)	–	(690,663,435)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(503,398,416)	(353,912,164)	(95,583,875)	(172,590,098)	(438,145,355)	(240,379,249)
Service Class	(62,653,882)	(15,357,868)	(13,300,979)	(39,264,005)	(45,477,850)	(309,788,929)
Consultant Class	(39,274,756)	(29,907,854)	(8,445,483)	(15,225,756)	(3,927,884)	(1,639,240)
Institutional Class	12,632,233	181,494,950			(75,931,499)	(11,316,540)
W Class					(58,491,411)	(61,008,076)
R Class	(3,559,302)	1,818,243			(1,322,938)	(437,535)
K Class	(1,200,517)	482,011			(1,476,098)	(1,286,771)
Shareholder redemption fees
Investment Class	45,128	75,224	4,160	35,746	48,380	190,877
Service Class	26,531	52,548	45,352	27,157	3,705	8,112

Net increase (decrease) in net assets from
capital share transactions	(597,382,981)	(215,254,910)	(117,280,825)	(227,016,956)	(624,720,950)	(625,657,351)

NET INCREASE (DECREASE) IN NET ASSETS	(473,917,438)	1,395,727,251	(112,066,309)	(122,490,985)	(151,841,028)	376,642,019
NET ASSETS:
Beginning of period	7,286,859,684	5,891,132,433	848,200,795	970,691,780	7,065,414,187	6,688,772,168

End of period	$6,812,942,246	$7,286,859,684	$736,134,486	$848,200,795	$6,913,573,159	$7,065,414,187

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$5,091,301	$(1,998,921)	$(5,439,590)	$(3,027,856)	$14,863,885	$(2)

94 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Six months ended		Six months ended		Six months ended
	6/30/14	Year ended	6/30/14	Year ended	6/30/14	Year ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,541,850	$1,768,327	$19,825,868	$46,503,739	$811,338	$107,612
Net realized gain (loss) on investments and
foreign currency	121,758,837	338,510,647	344,315,302	516,234,642	9,061,326	42,713,139
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(23,286,414)	(105,343,208)	(234,023,683)	895,364,319	1,170,297	28,856,933

Net increase (decrease) in net assets from
investment operations	100,014,273	234,935,766	130,117,487	1,458,102,700	11,042,961	71,677,684

DISTRIBUTIONS:
Net investment income
Investment Class	–	(323,323)	(12,689,444)	(30,314,036)	–	(349,578)
Service Class	–	(379,805)	(703,003)	(2,207,261)	–	(47,427)
Consultant Class			–	–	–	–
Institutional Class	–	(1,777,124)	(2,537,485)	(6,005,663)
W Class			(917,718)	(1,936,210)
R Class	–	–	(41,367)	(134,138)	–	–
K Class	–	(6,881)	(251,613)	(751,220)	–	–
Net realized gain on investments and
foreign currency
Investment Class	–	(12,723,954)	–	(295,570,600)	–	(12,211,788)
Service Class	–	(131,337,387)	–	(42,384,314)	–	(23,990,047)
Consultant Class			–	(31,920,900)	–	(2,187,387)
Institutional Class	–	(63,367,740)	–	(47,200,579)
W Class			–	(19,766,304)
R Class	–	(414,282)	–	(5,693,320)	–	(994,363)
K Class	–	(832,746)	–	(20,859,671)	–	(1,055,146)

Total distributions	–	(211,163,242)	(17,140,630)	(504,744,216)	–	(40,835,736)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(31,578,098)	(170,583,797)	(289,929,546)	(16,146,326)	21,632,698	73,588,985
Service Class	(207,110,957)	(804,469,884)	(202,926,096)	147,512,588	(22,344,680)	(4,880,969)
Consultant Class			(16,439,427)	4,827,235	(913,730)	899,381
Institutional Class	(209,004,699)	(631,338,844)	(11,669,232)	118,224,237
W Class			5,547,613	38,979,851
R Class	(796,681)	(2,714,812)	(5,802,070)	12,568,863	(1,529,944)	1,571,248
K Class	(1,158,135)	(2,166,084)	(67,864,251)	2,762,456	(55,121)	(1,331,961)
Shareholder redemption fees
Investment Class	2,033	17,171	38,073	75,527	57	669
Service Class	4,345	48,913	12,916	45,568	1,556	11,734

Net increase (decrease) in net assets from
capital share transactions	(449,642,192)	(1,611,207,337)	(589,032,020)	308,849,999	(3,209,164)	69,859,087

NET INCREASE (DECREASE) IN NET ASSETS	(349,627,919)	(1,587,434,813)	(476,055,163)	1,262,208,483	7,833,797	100,701,035
NET ASSETS:
Beginning of period	1,449,729,366	3,037,164,179	5,694,879,560	4,432,671,077	370,005,454	269,304,419

End of period	$1,100,101,447	$1,449,729,366	$5,218,824,397	$5,694,879,560	$377,839,251	$370,005,454

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(2,203,307)	$(3,745,157)	$(2,809,224)	$(5,494,463)	$856,747	$45,409

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 95

Statements of Changes in Net Assets

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/14	Year ended	6/30/14	Year ended	6/30/14	Year ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$(4,163,091)	$(8,323,304)	$10,556,367	$3,797,163	$533,091	$(1,046,544)
Net realized gain (loss) on investments and
foreign currency	191,259,147	324,683,300	168,337,104	366,833,496	66,503,387	104,447,215
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(112,712,063)	492,429,616	(181,684,865)	485,484,439	(33,452,300)	192,266,104

Net increase (decrease) in net assets from
investment operations	74,383,993	808,789,612	(2,791,394)	856,115,098	33,584,178	295,666,775

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(2,784,704)	–	(430,335)
Service Class	–	–	–	–	–	–
Consultant Class	–	–	–	–	–	–
Institutional Class	–	(506,976)	–	(1,484,535)	–	(801,517)
R Class	–	–			–	–
K Class	–	–			–	–
Net realized gain on investments and
foreign currency
Investment Class	–	(115,737,752)	–	(205,169,213)	–	(13,405,198)
Service Class	–	(33,239,063)	–	(27,558,217)	–	(47,070,978)
Consultant Class	–	(1,843,343)	–	(6,115,330)	–	(2,278,341)
Institutional Class	–	(77,841,147)	–	(57,360,331)	–	(14,980,670)
R Class	–	(2,051,002)			–	(2,587,581)
K Class	–	(1,712,998)			–	(1,401,823)

Total distributions	–	(232,932,281)	–	(300,472,330)	–	(82,956,443)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(22,909,037)	214,071,968	(228,360,049)	74,313,256	(53,093,894)	(42,051,102)
Service Class	(22,671,852)	(59,230,398)	(43,387,303)	36,500,115	(92,562,878)	(280,452,969)
Consultant Class	(211,459)	3,337,411	(2,259,084)	3,787,713	(2,531,255)	(6,913,766)
Institutional Class	6,636,748	(49,903,561)	(5,110,959)	19,319,756	(11,240,666)	(19,355,348)
R Class	7,827,957	13,341,482			(2,106,194)	(6,762,442)
K Class	4,279,872	6,241,844			(4,413,301)	(4,715,820)
Shareholder redemption fees
Investment Class	21,922	33,487	77,308	98,785	3,349	5,728
Service Class	48,360	21,097	6,553	20,039	8,007	28,188

Net increase (decrease) in net assets from
capital share transactions	(26,977,489)	127,913,330	(279,033,534)	134,039,664	(165,936,832)	(360,217,531)

NET INCREASE (DECREASE) IN NET ASSETS	47,406,504	703,770,661	(281,824,928)	689,682,432	(132,352,654)	(147,507,199)
NET ASSETS:
Beginning of period	2,547,636,855	1,843,866,194	3,617,831,078	2,928,148,646	1,182,492,722	1,329,999,921

End of period	$2,595,043,359	$2,547,636,855	$3,336,006,150	$3,617,831,078	$1,050,140,068	$1,182,492,722

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(4,137,521)	$25,570	$10,556,368	$–	$527,724	$(5,366)

96 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Value Plus Fund		Royce 100 Fund		Royce Dividend Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/14	Year ended	6/30/14	Year ended	6/30/14	Year ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,981,900)	$(8,792,263)	$(480,496)	$(899,035)	$3,210,518	$5,283,336
Net realized gain (loss) on investments and
foreign currency	113,142,029	236,175,134	17,675,748	42,762,789	15,674,751	37,699,702
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(67,646,693)	163,082,996	(9,662,139)	37,488,379	566,124	100,268,425

Net increase (decrease) in net assets from
investment operations	42,513,436	390,465,867	7,533,113	79,352,133	19,451,393	143,251,463

DISTRIBUTIONS:
Net investment income
Investment Class	–	(47,920)	–	(171,769)	(884,203)	(2,101,030)
Service Class	–	–	–	(134,400)	(1,292,027)	(2,644,407)
Consultant Class	–	–			(45)
Institutional Class	–	(426,647)			(207,106)	(395,915)
R Class	–	–	–	–
K Class	–	(525)	–	–
Net realized gain on investments and
foreign currency
Investment Class	–	(18,415,039)	–	(7,553,032)	–	(12,036,485)
Service Class	–	(67,233,777)	–	(29,276,357)	–	(23,009,857)
Consultant Class	–	(1,776,890)			–
Institutional Class	–	(11,711,029)			–	(1,765,841)
R Class	–	(124,722)	–	(287,743)
K Class	–	(102,394)	–	(232,789)

Total distributions	–	(99,838,943)	–	(37,656,090)	(2,383,381)	(41,953,535)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	949,658	(32,018,470)	(503,210)	(17,441,016)	(21,118,671)	60,601,532
Service Class	(110,421,601)	(327,083,427)	(17,715,503)	(20,217,752)	(32,471,232)	91,250,464
Consultant Class	(2,425,614)	(921,317)			117,482
Institutional Class	(76,366,957)	(116,016,594)			11,020,001	2,508,270
R Class	(223,351)	101,478	88,805	(129,512)
K Class	(42,100)	376,308	(1,261,075)	(1,936,637)
Shareholder redemption fees
Investment Class	1,928	18,252	1,024	3,349	1,900	9,399
Service Class	6,770	27,203	4,549	10,454	2,791	33,408

Net increase (decrease) in net assets from
capital share transactions	(188,521,267)	(475,516,567)	(19,385,410)	(39,711,114)	(42,447,729)	154,403,073

NET INCREASE (DECREASE) IN NET ASSETS	(146,007,831)	(184,889,643)	(11,852,297)	1,984,929	(25,379,717)	255,701,001
NET ASSETS:
Beginning of period	1,247,758,068	1,432,647,711	297,162,335	295,177,406	650,423,871	394,722,870

End of period	$1,101,750,237	$1,247,758,068	$285,310,038	$297,162,335	$625,044,154	$650,423,871

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(4,306,104)	$(1,324,204)	$(490,598)	$(10,102)	$2,168,898	$1,341,761

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 97

Statements of Changes in Net Assets

			Royce International Smaller-		Royce Special Equity
	Royce Global Value Fund		Companies Fund		Multi-Cap Fund

	Six months ended		Six months ended		Six months ended
	6/30/14	Year ended	6/30/14	Year ended	6/30/14	Year ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,694,657	$2,504,441	$373,569	$358,526	$859,740	$1,342,234
Net realized gain (loss) on investments and
foreign currency	12,171,197	(6,776,633)	2,255,505	2,832,920	8,398,960	12,335,278
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	6,885,356	18,965,587	966,882	847,718	2,196,939	32,879,863

Net increase (decrease) in net assets from
investment operations	20,751,210	14,693,395	3,595,956	4,039,164	11,455,639	46,557,375

DISTRIBUTIONS:
Net investment income
Investment Class	–	(1,815,601)	–		–	(479,420)
Service Class	–	(410,885)	–	(426,886)	–	(469,302)
Consultant Class	–	(89,199)			–
Institutional Class			–		–	(408,331)
R Class	–	(1,123)
K Class	–	(603)
Net realized gain on investments and
foreign currency
Investment Class	–	–	–		–	(3,236,281)
Service Class	–	–	–	(1,677,475)	–	(4,025,428)
Consultant Class	–	–			–
Institutional Class			–		–	(2,507,671)
R Class	–	–
K Class	–	–

Total distributions	–	(2,317,411)	–	(2,104,361)	–	(11,126,433)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(33,662,971)	(27,207,321)	683,837		4,523,525	16,706,332
Service Class	(8,856,749)	(53,137,199)	10,206,397	9,745,965	12,263,454	21,021,702
Consultant Class	(992,199)	1,094,999			4,412,264
Institutional Class			2,847,692		(2,197,934)	6,547,957
R Class	13,000	17,056
K Class	(20,000)	603
Shareholder redemption fees
Investment Class	1,468	162,054	723		668	1,051
Service Class	1,859	14,010	3,988	7,479	4,822	5,239

Net increase (decrease) in net assets from
capital share transactions	(43,515,592)	(79,055,798)	13,742,637	9,753,444	19,006,799	44,282,281

NET INCREASE (DECREASE) IN NET ASSETS	(22,764,382)	(66,679,814)	17,338,593	11,688,247	30,462,438	79,713,223
NET ASSETS:
Beginning of period	233,417,331	300,097,145	38,059,133	26,370,886	188,683,062	108,969,839

End of period	$210,652,949	$233,417,331	$55,397,726	$38,059,133	$219,145,500	$188,683,062

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$1,871,046	$176,389	$354,068	$(19,501)	$862,531	$2,791

98 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2014 (unaudited)

	Royce	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced	Total Return
	Mutual Fund	Fund	Fund	Stock Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$41,604,684	$3,830,597	$32,521,095	$9,335,875	$51,914,267
Affiliated Companies	930,046	168,076	15,107,598	702,209	923,062
Foreign withholding tax	(725,763)	(128,606)	(1,665,367)	(577,000)	(903,954)
Interest	–	–	–	–	32,500
Securities lending	878,904	159,021	5,598,247	693,016	151,154

Total income	42,687,871	4,029,088	51,561,573	10,154,100	52,117,029

Expenses:
Investment advisory fees	26,052,274	5,012,316	31,590,867	6,898,971	25,257,317
Distribution fees	4,570,988	634,914	782,401	1,123,967	2,803,165
Shareholder servicing	3,385,433	459,580	2,616,382	977,012	2,750,823
Shareholder reports	581,165	167,704	696,211	235,077	619,709
Administrative and office facilities	378,337	48,429	386,889	101,332	295,541
Custody	283,833	65,140	274,721	127,424	248,469
Trustees’ fees	147,331	17,783	146,450	34,988	114,822
Registration	48,608	22,576	52,457	24,762	70,165
Audit	36,863	20,247	37,405	24,162	42,141
Legal	28,269	3,572	28,764	7,077	22,118
Other expenses	85,306	11,925	85,788	28,443	67,877

Total expenses	35,598,407	6,464,186	36,698,335	9,583,215	32,292,147
Compensating balance credits	(758)	(192)	(649)	(118)	(986)
Fees waived by distributor	–	–	–	(44,563)	–
Expenses reimbursed by investment adviser	–	(23,172)	–	(926,284)	–

Net expenses	35,597,649	6,440,822	36,697,686	8,612,250	32,291,161

Net investment income (loss)	7,090,222	(2,411,734)	14,863,887	1,541,850	19,825,868

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	462,131,834	39,438,038	361,444,007	122,150,909	344,043,937
Investments in Affiliated Companies	(11,882,296)	(707,621)	(4,959,619)	(365,657)	316,744
Foreign currency transactions	(23,646)	(6,763)	(3,805)	(26,415)	(45,379)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(333,861,652)	(31,092,649)	101,543,052	(23,291,257)	(234,024,923)
Other assets and liabilities denominated in foreign currency	11,081	(4,755)	(7,600)	4,843	1,240

Net realized and unrealized gain (loss) on investments and foreign currency	116,375,321	7,626,250	458,016,035	98,472,423	110,291,619

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$123,465,543	$5,214,516	$472,879,922	$100,014,273	$130,117,487

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 99

Statements of Operations	Six Months Ended June 30, 2014 (unaudited)

	Royce	Royce	Royce	Royce	Royce
	Heritage	Opportunity	Special Equity	Value	Value Plus
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$3,351,816	$9,285,883	$9,137,088	$7,968,913	$4,260,742
Affiliated Companies	–	25,443	20,655,772	–	–
Foreign withholding tax	(144,147)	(87,049)	–	(34,716)	(130,168)
Securities lending	32,721	1,093,756	37,928	69,207	1,089,959

Total income	3,240,390	10,318,033	29,830,788	8,003,404	5,220,533

Expenses:
Investment advisory fees	1,803,943	12,581,702	16,474,798	5,381,629	5,768,517
Distribution fees	356,243	439,633	721,352	1,029,538	1,079,250
Shareholder servicing	144,516	919,845	1,340,388	695,711	974,564
Shareholder reports	38,566	139,007	283,471	144,728	224,631
Administrative and office facilities	18,137	131,476	189,472	66,676	74,755
Custody	49,636	118,676	131,117	55,536	63,452
Trustees’ fees	7,298	52,177	73,264	24,470	26,579
Registration	21,845	33,068	43,158	30,141	30,266
Audit	18,142	26,217	31,720	20,508	20,493
Legal	1,363	10,937	14,167	4,915	5,498
Other expenses	5,088	28,749	40,497	16,687	18,606

Total expenses	2,464,777	14,481,487	19,343,404	7,470,539	8,286,611
Compensating balance credits	(170)	(363)	(816)	(226)	(101)
Fees waived by distributor	(30,964)	–	–	–	(77,225)
Expenses reimbursed by investment adviser	(4,591)	–	(68,167)	–	(6,852)

Net expenses	2,429,052	14,481,124	19,274,421	7,470,313	8,202,433

Net investment income (loss)	811,338	(4,163,091)	10,556,367	533,091	(2,981,900)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	9,066,266	195,142,155	113,693,330	66,502,042	113,152,821
Investments in Affiliated Companies	–	(3,884,492)	54,643,774	–	(12,580)
Foreign currency transactions	(4,940)	1,484	–	1,345	1,788
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	1,271,098	(112,712,712)	(181,684,865)	(33,449,706)	(67,644,942)
Other assets and liabilities denominated in foreign currency	(100,801)	649	–	(2,594)	(1,751)

Net realized and unrealized gain (loss) on investments and foreign currency	10,231,623	78,547,084	(13,347,761)	33,051,087	45,495,336

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$11,042,961	$74,383,993	$(2,791,394)	$33,584,178	$42,513,436
100 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2014 (unaudited)

	Royce	Royce	Royce	Royce International	Royce
	100	Dividend	Global	Smaller-	Special Equity
	Fund	Value Fund	Value Fund	Companies Fund	Multi-Cap Fund
INVESTMENT INCOME:
Income:
Dividends	$1,537,627	$7,497,484	$3,453,372	$854,852	$1,923,389
Foreign withholding tax	(23,812)	(203,398)	(309,662)	(67,484)	–
Securities lending	3,389	38,983	256,321	–	–

Total income	1,517,204	7,333,069	3,400,031	787,368	1,923,389

Expenses:
Investment advisory fees	1,419,837	3,095,102	1,280,863	310,090	838,872
Distribution fees	283,708	482,064	185,836	58,084	116,145
Shareholder servicing	176,322	319,817	135,754	31,967	56,513
Shareholder reports	71,671	95,573	38,363	4,802	40,639
Administrative and office facilities	16,529	31,598	14,146	1,971	9,219
Custody	15,971	69,073	64,164	35,828	13,144
Trustees’ fees	6,225	12,776	4,955	817	3,776
Registration	16,469	33,612	24,349	24,315	28,681
Audit	16,394	21,540	15,159	11,186	16,739
Legal	1,223	2,385	1,043	672	960
Other expenses	4,646	7,467	5,090	1,414	2,886

Total expenses	2,028,995	4,171,007	1,769,722	481,146	1,127,574
Compensating balance credits	(35)	(410)	(35)	(5)	(13)
Fees waived by investment adviser and distributor	(21,979)	(32,051)	–	(10,381)	(9,756)
Expenses reimbursed by investment adviser	(9,281)	(15,995)	(64,313)	(56,961)	(54,156)

Net expenses	1,997,700	4,122,551	1,705,374	413,799	1,063,649

Net investment income (loss)	(480,496)	3,210,518	1,694,657	373,569	859,740

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	17,674,435	15,734,178	12,198,657	2,322,757	8,398,960
Foreign currency transactions	1,313	(59,427)	(27,460)	(67,252)	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(9,662,574)	624,574	6,955,367	1,063,317	2,196,939
Other assets and liabilities denominated in foreign currency	435	(58,450)	(70,011)	(96,435)	–

Net realized and unrealized gain (loss) on investments and foreign currency	8,013,609	16,240,875	19,056,553	3,222,387	10,595,899

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$7,533,113	$19,451,393	$20,751,210	$3,595,956	$11,455,639

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 101

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
†2014	$14.73	$0.02	$0.28	$0.30	$–	$–	$–	$–	$–	$15.03	2.04%[1]	$4,616,190	0.90%[2]	0.90%[2]	0.90%[2]	0.33%[2]	13%
2013	11.50	0.03	3.99	4.02	(0.00)	(0.79)	–	(0.79)	–	14.73	35.25	5,033,318	0.92	0.92	0.92	0.24	26
2012	10.76	0.15	1.39	1.54	(0.15)	(0.65)	–	(0.80)	–	11.50	14.58	4,232,988	0.89	0.89	0.89	1.19	22
2011	11.65	0.01	(0.50)	(0.49)	(0.02)	(0.38)	–	(0.40)	–	10.76	(4.17)	4,266,754	0.90	0.90	0.90	0.11	20
2010	9.45	0.06	2.19	2.25	(0.05)	–	–	(0.05)	–	11.65	23.86	4,735,403	0.90	0.90	0.90	0.63	25
2009	6.94	0.02	2.50	2.52	(0.01)	–	–	(0.01)	–	9.45	36.28	3,555,507	0.92	0.92	0.92	0.33	23
Royce Pennsylvania Mutual Fund – Service Class
†2014	$14.69	$0.00	$0.27	$0.27	$–	$–	$–	$–	$–	$14.96	1.84%[1]	$537,677	1.22%[2]	1.22%[2]	1.22%[2]	0.01%[2]	13%
2013	11.51	(0.01)	3.98	3.97	–	(0.79)	–	(0.79)	–	14.69	34.77	591,534	1.25	1.25	1.25	(0.08)	26
2012	10.75	0.10	1.40	1.50	(0.09)	(0.65)	–	(0.74)	–	11.51	14.15	473,624	1.24	1.24	1.24	0.90	22
2011	11.65	(0.02)	(0.50)	(0.52)	–	(0.38)	–	(0.38)	–	10.75	(4.42)	406,052	1.19	1.19	1.19	(0.18)	20
2010	9.41	0.02	2.20	2.22	–	–	–	–	0.02	11.65	23.80	448,784	1.27	1.27	1.25	0.18	25
2009	6.90	(0.00)	2.49	2.49	–	–	–	–	0.02	9.41	36.38	609,445	1.31	1.31	1.29	(0.05)	23
Royce Pennsylvania Mutual Fund – Consultant Class
†2014	$12.96	$(0.04)	$0.23	$0.19	$–	$–	$–	$–	$–	$13.15	1.47%[1]	$759,524	1.90%[2]	1.90%[2]	1.90%[2]	(0.67)%[2]	13%
2013	10.29	(0.09)	3.55	3.46	–	(0.79)	–	(0.79)	–	12.96	33.94	788,017	1.94	1.94	1.94	(0.78)	26
2012	9.69	0.01	1.25	1.26	(0.01)	(0.65)	–	(0.66)	–	10.29	13.27	654,642	1.97	1.97	1.97	0.12	22
2011	10.61	(0.09)	(0.45)	(0.54)	–	(0.38)	–	(0.38)	–	9.69	(5.05)	664,778	1.85	1.85	1.85	(0.85)	20
2010	8.65	(0.03)	1.99	1.96	–	–	–	–	–	10.61	22.66	841,525	1.87	1.87	1.87	(0.36)	25
2009	6.40	(0.05)	2.30	2.25	–	–	–	–	–	8.65	35.16	757,734	1.89	1.89	1.89	(0.64)	23
Royce Pennsylvania Mutual Fund – Institutional Class [a]
†2014	$14.75	$0.03	$0.28	$0.31	$–	$–	$–	$–	$–	$15.06	2.10%[1]	$847,749	0.79%[2]	0.79%[2]	0.79%[2]	0.45%[2]	13%
2013	11.52	0.05	3.99	4.04	(0.02)	(0.79)	–	(0.81)	–	14.75	35.34	818,212	0.79	0.79	0.79	0.40	26
2012	10.79	0.13	1.43	1.56	(0.18)	(0.65)	–	(0.83)	–	11.52	14.72	488,052	0.80	0.80	0.80	1.53	22
2011	12.19	0.03	(1.05)	(1.02)	–	(0.38)	–	(0.38)	–	10.79	(8.33)[1]	241,951	0.78 [2]	0.78 [2]	0.78 [2]	0.46 [2]	20
Royce Pennsylvania Mutual Fund – R Class
†2014	$14.26	$(0.02)	$0.27	$0.25	$–	$–	$–	$–	$–	$14.51	1.75%[1]	$41,155	1.50%[2]	1.50%[2]	1.50%[2]	(0.27)%[2]	13%
2013	11.22	(0.05)	3.88	3.83	–	(0.79)	–	(0.79)	–	14.26	34.42	44,094	1.56	1.56	1.56	(0.39)	26
2012	10.50	0.07	1.35	1.42	(0.05)	(0.65)	–	(0.70)	–	11.22	13.79	32,977	1.50	1.50	1.50	0.70	22
2011	11.43	(0.05)	(0.50)	(0.55)	–	(0.38)	–	(0.38)	–	10.50	(4.77)	22,542	1.51	1.51	1.51	(0.47)	20
2010	9.28	0.01	2.14	2.15	(0.00)	–	–	(0.00)	–	11.43	23.21	17,868	1.51	1.51	1.51	0.06	25
2009	6.87	(0.05)	2.46	2.41	–	–	–	–	–	9.28	35.08	9,808	1.95	1.95	1.84	(0.61)	23
Royce Pennsylvania Mutual Fund – K Class
†2014	$13.04	$(0.00)	$0.23	$0.23	$–	$–	$–	$–	$–	$13.27	1.76%[1]	$10,647	1.31%[2]	1.31%[2]	1.31%[2]	(0.08)%[2]	13%
2013	10.29	(0.02)	3.56	3.54	–	(0.79)	–	(0.79)	–	13.04	34.72	11,685	1.37	1.37	1.37	(0.19)	26
2012	9.68	0.09	1.24	1.33	(0.07)	(0.65)	–	(0.72)	–	10.29	14.04	8,849	1.26	1.26	1.26	0.94	22
2011	10.57	(0.05)	(0.46)	(0.51)	–	(0.38)	–	(0.38)	–	9.68	(4.78)	5,800	1.55	1.55	1.55	(0.49)	20
2010	8.59	0.00	1.98	1.98	(0.00)	–	–	(0.00)	–	10.57	23.11	3,760	1.61	1.61	1.59	0.01	25
2009	6.34	(0.02)	2.27	2.25	–	–	–	–	–	8.59	35.49	1,920	1.79	1.79	1.59	(0.34)	23

102 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Fund – Investment Class
†2014	$16.68	$(0.04)	$0.21	$0.17	$–	$–	$–	$–	$–	$16.85	1.02%[1]	$559,538	1.52%[2]	1.52%[2]	1.52%[2]	(0.47)%[2]	10%
2013	14.78	(0.08)	3.19	3.11	(0.02)	(1.19)	–	(1.21)	–	16.68	21.29	650,773	1.53	1.53	1.53	(0.52)	22
2012	14.55	0.05	1.07	1.12	(0.01)	(0.88)	–	(0.89)	–	14.78	7.93	740,364	1.47	1.47	1.47	0.29	15
2011	17.57	(0.07)	(2.05)	(2.12)	(0.20)	(0.70)	–	(0.90)	–	14.55	(12.04)	904,168	1.50	1.50	1.50	(0.50)	35
2010	13.71	(0.03)	4.14	4.11	(0.25)	–	–	(0.25)	–	17.57	30.06	1,085,782	1.50	1.50	1.50	(0.27)	36
2009	8.93	(0.06)	5.02	4.96	(0.18)	–	–	(0.18)	–	13.71	55.67	844,859	1.54	1.54	1.54	(0.41)	34
Royce Micro-Cap Fund – Service Class
†2014	$16.48	$(0.05)	$0.21	$0.16	$–	$–	$–	$–	$0.01	$16.65	1.03%[1]	$67,082	1.73%[2]	1.73%[2]	1.66%[2]	(0.62)%[2]	10%
2013	14.61	(0.10)	3.16	3.06	–	(1.19)	–	(1.19)	–	16.48	21.20	79,890	1.74	1.74	1.66	(0.66)	22
2012	14.41	0.02	1.06	1.08	–	(0.88)	–	(0.88)	–	14.61	7.76	109,457	1.74	1.74	1.66	0.14	15
2011	17.43	(0.10)	(2.04)	(2.14)	(0.18)	(0.70)	–	(0.88)	–	14.41	(12.23)	122,479	1.76	1.76	1.66	(0.65)	35
2010	13.61	(0.08)	4.14	4.06	(0.24)	–	–	(0.24)	–	17.43	29.85	139,911	1.78	1.78	1.66	(0.41)	36
2009	8.87	(0.10)	5.01	4.91	(0.18)	–	–	(0.18)	0.01	13.61	55.49	84,771	1.77	1.77	1.66	(0.53)	34
Royce Micro-Cap Fund – Consultant Class
†2014	$14.48	$(0.10)	$0.18	$0.08	$–	$–	$–	$–	$–	$14.56	0.55%[1]	$109,514	2.49%[2]	2.49%[2]	2.49%[2]	(1.44)%[2]	10%
2013	13.08	(0.21)	2.80	2.59	–	(1.19)	–	(1.19)	–	14.48	20.08	117,538	2.52	2.52	2.52	(1.51)	22
2012	13.11	(0.10)	0.95	0.85	–	(0.88)	–	(0.88)	–	13.08	6.77	120,871	2.55	2.55	2.55	(0.77)	15
2011	15.91	(0.21)	(1.84)	(2.05)	(0.05)	(0.70)	–	(0.75)	–	13.11	(12.86)	134,752	2.42	2.42	2.42	(1.41)	35
2010	12.45	(0.15)	3.74	3.59	(0.13)	–	–	(0.13)	–	15.91	28.85	181,746	2.43	2.43	2.43	(1.20)	36
2009	8.14	(0.13)	4.53	4.40	(0.09)	–	–	(0.09)	–	12.45	54.14	149,454	2.46	2.46	2.46	(1.30)	34
Royce Premier Fund – Investment Class
†2014	$22.11	$0.05	$1.57	$1.62	$–	$–	$–	$–	$–	$23.73	7.33%[1]	$5,000,749	1.07%[2]	1.07%[2]	1.07%[2]	0.46%[2]	4%
2013	19.16	0.00	5.22	5.22	–	(2.27)	–	(2.27)	–	22.11	27.73	5,096,793	1.09	1.09	1.09	0.02	11
2012	18.52	0.24	1.85	2.09	(0.24)	(1.21)	–	(1.45)	–	19.16	11.45	4,629,272	1.06	1.06	1.06	1.19	7
2011	20.35	(0.02)	(0.17)	(0.19)	(0.05)	(1.59)	–	(1.64)	–	18.52	(0.86)	4,539,127	1.09	1.09	1.09	(0.11)	18
2010	16.31	(0.01)	4.32	4.31	–	(0.27)	–	(0.27)	–	20.35	26.46	4,961,891	1.12	1.12	1.12	(0.07)	10
2009	12.24	(0.02)	4.09	4.07	–	–	–	–	–	16.31	33.25	3,911,502	1.15	1.15	1.15	(0.14)	14
Royce Premier Fund – Service Class
†2014	$21.70	$0.01	$1.53	$1.54	$–	$–	$–	$–	$–	$23.24	7.10%[1]	$292,996	1.44%[2]	1.44%[2]	1.44%[2]	0.10%[2]	4%
2013	18.89	(0.07)	5.15	5.08	–	(2.27)	–	(2.27)	–	21.70	27.39	318,860	1.38	1.38	1.38	(0.33)	11
2012	18.23	0.19	1.81	2.00	(0.13)	(1.21)	–	(1.34)	–	18.89	11.14	560,553	1.33	1.33	1.32	0.92	7
2011	20.07	(0.07)	(0.16)	(0.23)	(0.02)	(1.59)	–	(1.61)	–	18.23	(1.07)	628,824	1.34	1.34	1.32	(0.33)	18
2010	16.12	(0.05)	4.27	4.22	–	(0.27)	–	(0.27)	–	20.07	26.22	584,817	1.39	1.39	1.37	(0.30)	10
2009	12.14	(0.06)	4.04	3.98	–	–	–	–	–	16.12	32.78	377,079	1.44	1.44	1.43	(0.41)	14
Royce Premier Fund – Consultant Class
†2014	$19.58	$(0.06)	$1.38	$1.32	$–	$–	$–	$–	$–	$20.90	6.74%[1]	$67,065	2.10%[2]	2.10%[2]	2.10%[2]	(0.57)%[2]	4%
2013	17.35	(0.20)	4.70	4.50	–	(2.27)	–	(2.27)	–	19.58	26.47	66,712	2.13	2.13	2.13	(1.02)	11
2012	16.87	0.02	1.69	1.71	(0.02)	(1.21)	–	(1.23)	–	17.35	10.24	60,568	2.12	2.12	2.12	0.13	7
2011	18.81	(0.21)	(0.14)	(0.35)	–	(1.59)	–	(1.59)	–	16.87	(1.80)	59,766	2.05	2.05	2.05	(1.07)	18
2010	15.24	(0.17)	4.01	3.84	–	(0.27)	–	(0.27)	–	18.81	25.24	71,686	2.08	2.08	2.08	(1.04)	10
2009	11.55	(0.15)	3.84	3.69	–	–	–	–	–	15.24	31.95	58,241	2.14	2.14	2.14	(1.13)	14

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 103

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund – Institutional Class
†2014	$22.31	$0.06	$1.58	$1.64	$–	$–	$–	$–	$–	$23.95	7.35%[1]	$980,809	0.98%[2]	0.98%[2]	0.98%[2]	0.56%[2]	4%
2013	19.30	0.03	5.25	5.28	–	(2.27)	–	(2.27)	–	22.31	27.85	989,100	0.98	0.98	0.98	0.13	11
2012	18.66	0.26	1.87	2.13	(0.28)	(1.21)	–	(1.49)	–	19.30	11.57	866,277	0.98	0.98	0.98	1.30	7
2011	20.49	0.00	(0.16)	(0.16)	(0.08)	(1.59)	–	(1.67)	–	18.66	(0.73)	813,837	0.97	0.97	0.97	0.02	18
2010	16.40	0.01	4.35	4.36	–	(0.27)	–	(0.27)	–	20.49	26.62	706,870	0.99	0.99	0.99	0.07	10
2009	12.30	(0.00)	4.10	4.10	–	–	–	–	–	16.40	33.33	516,900	1.03	1.03	1.03	(0.01)	14
Royce Premier Fund – W Class
†2014	$22.16	$0.05	$1.56	$1.61	$–	$–	$–	$–	$–	$23.77	7.27%[1]	$530,918	1.08%[2]	1.08%[2]	1.08%[2]	0.46%[2]	4%
2013	19.20	0.00	5.23	5.23	–	(2.27)	–	(2.27)	–	22.16	27.73	552,732	1.09	1.09	1.09	0.01	11
2012	18.57	0.25	1.85	2.10	(0.26)	(1.21)	–	(1.47)	–	19.20	11.46	533,763	1.05	1.05	1.05	1.19	7
2011	20.40	(0.01)	(0.15)	(0.16)	(0.08)	(1.59)	–	(1.67)	–	18.57	(0.75)	549,648	1.00	1.00	1.00	(0.01)	18
2010	16.33	0.01	4.33	4.34	–	(0.27)	–	(0.27)	–	20.40	26.61	425,397	1.02	1.02	1.02	0.04	10
2009	12.25	(0.01)	4.09	4.08	–	–	–	–	–	16.33	33.31	319,120	1.07	1.07	1.07	(0.06)	14
Royce Premier Fund – R Class
†2014	$21.25	$(0.02)	$1.50	$1.48	$–	$–	$–	$–	$–	$22.73	6.96%[1]	$33,387	1.72%[2]	1.72%[2]	1.72%[2]	(0.19)%[2]	4%
2013	18.61	(0.13)	5.04	4.91	–	(2.27)	–	(2.27)	–	21.25	26.88	32,577	1.74	1.74	1.74	(0.63)	11
2012	17.99	0.11	1.80	1.91	(0.08)	(1.21)	–	(1.29)	–	18.61	10.75	28,632	1.68	1.68	1.68	0.57	7
2011	19.91	(0.14)	(0.15)	(0.29)	(0.04)	(1.59)	–	(1.63)	–	17.99	(1.38)	23,653	1.66	1.66	1.66	(0.63)	18
2010	16.07	(0.11)	4.22	4.11	–	(0.27)	–	(0.27)	–	19.91	25.61	10,185	1.78	1.78	1.78	(0.64)	10
2009	12.15	(0.12)	4.04	3.92	–	–	–	–	–	16.07	32.26	2,634	2.26	2.26	1.84	(0.83)	14
Royce Premier Fund – K Class
†2014	$8.04	$(0.00)	$0.57	$0.57	$–	$–	$–	$–	$–	$8.61	7.09%[1]	$7,649	1.56%[2]	1.56%[2]	1.56%[2]	(0.02)%[2]	4%
2013	8.19	(0.04)	2.16	2.12	–	(2.27)	–	(2.27)	–	8.04	27.01	8,640	1.59	1.59	1.59	(0.50)	11
2012	8.67	0.08	0.85	0.93	(0.20)	(1.21)	–	(1.41)	–	8.19	11.00	9,707	1.47	1.47	1.47	0.79	7
2011	10.46	(0.05)	(0.09)	(0.14)	(0.06)	(1.59)	–	(1.65)	–	8.67	(1.20)	8,776	1.49	1.49	1.49	(0.46)	18
2010	8.53	(0.04)	2.24	2.20	–	(0.27)	–	(0.27)	–	10.46	25.86	3,845	1.63	1.63	1.59	(0.47)	10
2009	6.44	(0.05)	2.14	2.09	–	–	–	–	–	8.53	32.45	1,551	2.39	2.39	1.59	(0.60)	14
Royce Low-Priced Stock Fund – Investment Class
†2014	$13.60	$0.03	$1.22	$1.25	$–	$–	$–	$–	$–	$14.85	9.19%[1]	$63,476	1.46%[2]	1.46%[2]	1.24%[2]	0.45%[2]	4%
2013	13.83	0.05	1.71	1.76	(0.05)	(1.94)	–	(1.99)	–	13.60	13.17	88,568	1.37	1.37	1.24	0.18	16
2012	14.34	0.15	0.50	0.65	(0.25)	(0.91)	–	(1.16)	–	13.83	4.79	255,335	1.26	1.26	1.24	0.86	8
2011	18.31	(0.06)	(2.57)	(2.63)	(0.14)	(1.20)	–	(1.34)	–	14.34	(14.37)	276,247	1.26	1.26	1.24	(0.15)	22
2010	14.08	(0.03)	4.50	4.47	(0.10)	(0.14)	–	(0.24)	–	18.31	31.77	148,144	1.26	1.26	1.24	(0.10)	24
2009	9.17	(0.01)	4.96	4.95	(0.04)	–	–	(0.04)	–	14.08	54.04	94,966	1.27	1.27	1.24	(0.14)	22
Royce Low-Priced Stock Fund – Service Class
†2014	$13.62	$0.02	$1.21	$1.23	$–	$–	$–	$–	$–	$14.85	9.03%[1]	$876,420	1.69%[2]	1.69%[2]	1.49%[2]	0.22%[2]	4%
2013	13.84	(0.00)	1.72	1.72	(0.00)	(1.94)	–	(1.94)	–	13.62	12.91	1,008,207	1.65	1.65	1.49	(0.02)	16
2012	14.31	0.11	0.49	0.60	(0.16)	(0.91)	–	(1.07)	–	13.84	4.48	1,800,089	1.57	1.57	1.49	0.54	8
2011	18.26	(0.06)	(2.60)	(2.66)	(0.09)	(1.20)	–	(1.29)	–	14.31	(14.58)	2,489,189	1.56	1.56	1.49	(0.39)	22
2010	14.05	(0.05)	4.47	4.42	(0.07)	(0.14)	–	(0.21)	–	18.26	31.49	3,456,142	1.60	1.60	1.49	(0.37)	24
2009	9.16	(0.04)	4.95	4.91	(0.02)	–	–	(0.02)	–	14.05	53.58	2,669,235	1.60	1.60	1.49	(0.38)	22

104 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund – Institutional Class
†2014	$13.61	$0.02	$1.23	$1.25	$–	$–	$–	$–	$–	$14.86	9.18%[1]	$154,735	1.28%[2]	1.28%[2]	1.28%[2]	0.33%[2]	4%
2013	13.84	0.05	1.71	1.76	(0.05)	(1.94)	–	(1.99)	–	13.61	13.20	345,983	1.22	1.22	1.22	0.26	16
2012	14.36	0.16	0.49	0.65	(0.26)	(0.91)	–	(1.17)	–	13.84	4.81	969,664	1.20	1.20	1.20	0.92	8
2011	18.33	(0.01)	(2.61)	(2.62)	(0.15)	(1.20)	–	(1.35)	–	14.36	(14.35)	991,706	1.17	1.17	1.17	(0.07)	22
2010	14.09	(0.02)	4.50	4.48	(0.10)	(0.14)	–	(0.24)	–	18.33	31.82	1,077,659	1.18	1.18	1.18	(0.04)	24
2009	9.18	(0.01)	4.96	4.95	(0.04)	–	–	(0.04)	–	14.09	53.97	673,846	1.24	1.24	1.24	(0.15)	22
Royce Low-Priced Stock Fund – R Class
†2014	$13.27	$(0.01)	$1.19	$1.18	$–	$–	$–	$–	$–	$14.45	8.89%[1]	$2,547	2.38%[2]	2.38%[2]	1.84%[2]	(0.13)%[2]	4%
2013	13.58	(0.05)	1.68	1.63	–	(1.94)	–	(1.94)	–	13.27	12.44	3,130	2.21	2.21	1.84	(0.37)	16
2012	14.05	0.04	0.50	0.54	(0.10)	(0.91)	–	(1.01)	–	13.58	4.10	5,823	2.05	2.05	1.84	0.22	8
2011	18.05	(0.19)	(2.49)	(2.68)	(0.12)	(1.20)	–	(1.32)	–	14.05	(14.86)	7,337	1.95	1.95	1.84	(0.72)	22
2010	13.95	(0.12)	4.44	4.32	(0.08)	(0.14)	–	(0.22)	–	18.05	31.00	2,925	2.21	2.21	1.84	(0.67)	24
2009	9.11	(0.09)	4.92	4.83	(0.00)	–	–	(0.00)	0.01	13.95	53.13	1,134	3.02	3.02	1.84	(0.76)	22
Royce Low-Priced Stock Fund – K Class
†2014	$6.89	$0.00	$0.62	$0.62	$–	$–	$–	$–	$–	$7.51	9.00%[1]	$2,923	2.12%[2]	2.12%[2]	1.59%[2]	0.14%[2]	4%
2013	7.90	(0.00)	0.94	0.94	(0.01)	(1.94)	–	(1.95)	–	6.89	12.74	3,841	1.92	1.92	1.59	(0.12)	16
2012	8.65	0.07	0.27	0.34	(0.18)	(0.91)	–	(1.09)	–	7.90	4.42	6,253	1.71	1.71	1.59	0.40	8
2011	11.70	(0.08)	(1.63)	(1.71)	(0.14)	(1.20)	–	(1.34)	–	8.65	(14.71)	8,719	1.68	1.68	1.59	(0.48)	22
2010	9.09	(0.08)	2.93	2.85	(0.10)	(0.14)	–	(0.24)	–	11.70	31.44	4,782	1.78	1.78	1.59	(0.40)	24
2009	5.95	(0.10)	3.28	3.18	(0.04)	–	–	(0.04)	–	9.09	53.45	676	4.75	4.75	1.59	(0.44)	22
Royce Total Return Fund – Investment Class
†2014	$16.47	$0.07	$0.38	$0.45	$(0.06)	$–	$–	$(0.06)	$–	$16.86	2.74%[1]	$3,443,640	1.11%[2]	1.11%[2]	1.11%[2]	0.86%[2]	9%
2013	13.63	0.16	4.24	4.40	(0.14)	(1.42)	–	(1.56)	–	16.47	32.76	3,657,904	1.13	1.13	1.13	1.00	21
2012	12.68	0.26	1.54	1.80	(0.23)	(0.62)	–	(0.85)	–	13.63	14.42	3,044,664	1.10	1.10	1.10	1.89	17
2011	13.17	0.15	(0.37)	(0.22)	(0.12)	(0.15)	–	(0.27)	–	12.68	(1.68)	3,106,208	1.12	1.12	1.12	1.10	21
2010	10.81	0.19	2.32	2.51	(0.15)	–	–	(0.15)	–	13.17	23.47	3,562,002	1.14	1.14	1.14	1.64	15
2009	8.70	0.16	2.09	2.25	(0.14)	–	–	(0.14)	–	10.81	26.22	3,077,099	1.17	1.17	1.17	1.74	20
Royce Total Return Fund – Service Class
†2014	$16.61	$0.04	$0.38	$0.42	$(0.03)	$–	$–	$(0.03)	$–	$17.00	2.53%[1]	$293,884	1.51%[2]	1.51%[2]	1.51%[2]	0.42%[2]	9%
2013	13.72	0.11	4.27	4.38	(0.07)	(1.42)	–	(1.49)	–	16.61	32.38	493,111	1.48	1.48	1.48	0.68	21
2012	12.71	0.22	1.55	1.77	(0.14)	(0.62)	–	(0.76)	–	13.72	14.11	264,528	1.39	1.39	1.39	1.58	17
2011	13.19	0.11	(0.38)	(0.27)	(0.06)	(0.15)	–	(0.21)	–	12.71	(2.01)	282,704	1.41	1.41	1.41	0.82	21
2010	10.81	0.16	2.32	2.48	(0.10)	–	–	(0.10)	–	13.19	23.11	295,656	1.42	1.42	1.42	1.39	15
2009	8.67	0.14	2.09	2.23	(0.10)	–	–	(0.10)	0.01	10.81	26.16	215,939	1.42	1.42	1.42	1.49	20
Royce Total Return Fund – Consultant Class
†2014	$16.68	$(0.01)	$0.39	$0.38	$–	$–	$–	$–	$–	$17.06	2.28%[1]	$396,523	2.11%[2]	2.11%[2]	2.11%[2]	(0.13)%[2]	9%
2013	13.81	(0.00)	4.29	4.29	–	(1.42)	–	(1.42)	–	16.68	31.38	404,498	2.15	2.15	2.15	(0.02)	21
2012	12.77	0.11	1.56	1.67	(0.01)	(0.62)	–	(0.63)	–	13.81	13.19	331,116	2.20	2.20	2.20	0.80	17
2011	13.27	0.02	(0.37)	(0.35)	–	(0.15)	–	(0.15)	–	12.77	(2.64)	328,610	2.07	2.07	2.07	0.15	21
2010	10.90	0.08	2.33	2.41	(0.04)	–	–	(0.04)	–	13.27	22.18	391,886	2.09	2.09	2.09	0.68	15
2009	8.76	0.07	2.12	2.19	(0.05)	–	–	(0.05)	–	10.90	25.12	366,367	2.12	2.12	2.12	0.78	20

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 105

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund – Institutional Class
†2014	$16.35	$0.08	$0.37	$0.45	$(0.07)	$–	$–	$(0.07)	$–	$16.73	2.76%[1]	$624,814	1.00%[2]	1.00%[2]	1.00%[2]	0.99%[2]	9%
2013	13.55	0.18	4.21	4.39	(0.17)	(1.42)	–	(1.59)	–	16.35	32.93	621,447	1.00	1.00	1.00	1.15	21
2012	12.64	0.27	1.54	1.81	(0.28)	(0.62)	–	(0.90)	–	13.55	14.48	408,551	1.02	1.02	1.02	2.02	17
2011	13.14	0.16	(0.37)	(0.21)	(0.14)	(0.15)	–	(0.29)	–	12.64	(1.55)	390,277	1.00	1.00	1.00	1.26	21
2010	10.80	0.21	2.31	2.52	(0.18)	–	–	(0.18)	–	13.14	23.56	356,038	1.01	1.01	1.01	1.79	15
2009	8.70	0.17	2.09	2.26	(0.16)	–	–	(0.16)	–	10.80	26.41	264,041	1.04	1.04	1.04	1.87	20
Royce Total Return Fund – W Class
†2014	$16.45	$0.07	$0.37	$0.44	$(0.06)	$–	$–	$(0.06)	$–	$16.83	2.68%[1]	$260,679	1.12%[2]	1.12%[2]	1.12%[2]	0.87%[2]	9%
2013	13.62	0.16	4.23	4.39	(0.14)	(1.42)	–	(1.56)	–	16.45	32.71	249,035	1.15	1.15	1.15	0.99	21
2012	12.69	0.26	1.54	1.80	(0.25)	(0.62)	–	(0.87)	–	13.62	14.41	171,603	1.12	1.12	1.12	1.97	17
2011	13.19	0.16	(0.37)	(0.21)	(0.14)	(0.15)	–	(0.29)	–	12.69	(1.58)	132,488	1.05	1.05	1.05	1.27	21
2010	10.83	0.20	2.32	2.52	(0.16)	–	–	(0.16)	–	13.19	23.44	75,063	1.09	1.09	1.09	1.74	15
2009	8.71	0.16	2.10	2.26	(0.14)	–	–	(0.14)	–	10.83	26.28	48,058	1.13	1.13	1.13	1.78	20
Royce Total Return Fund – R Class
†2014	$16.73	$0.02	$0.38	$0.40	$(0.01)	$–	$–	$(0.01)	$–	$17.12	2.39%[1]	$68,359	1.70%[2]	1.70%[2]	1.70%[2]	0.28%[2]	9%
2013	13.82	0.06	4.30	4.36	(0.03)	(1.42)	–	(1.45)	–	16.73	31.95	72,541	1.75	1.75	1.75	0.39	21
2012	12.79	0.18	1.55	1.73	(0.08)	(0.62)	–	(0.70)	–	13.82	13.66	48,797	1.74	1.74	1.74	1.36	17
2011	13.28	0.08	(0.38)	(0.30)	(0.04)	(0.15)	–	(0.19)	–	12.79	(2.23)	34,695	1.68	1.68	1.68	0.62	21
2010	10.88	0.15	2.32	2.47	(0.07)	–	–	(0.07)	–	13.28	22.76	20,011	1.71	1.71	1.71	1.20	15
2009	8.74	0.10	2.10	2.20	(0.06)	–	–	(0.06)	–	10.88	25.43	6,450	1.85	1.85	1.84	1.05	20
Royce Total Return Fund – K Class
†2014	$12.40	$0.03	$0.28	$0.31	$(0.02)	$–	$–	$(0.02)	$–	$12.69	2.50%[1]	$130,925	1.50%[2]	1.50%[2]	1.50%[2]	0.44%[2]	9%
2013	10.53	0.07	3.27	3.34	(0.05)	(1.42)	–	(1.47)	–	12.40	32.20	196,344	1.50	1.50	1.50	0.62	21
2012	9.90	0.17	1.21	1.38	(0.13)	(0.62)	–	(0.75)	–	10.53	14.08	163,412	1.43	1.43	1.43	1.51	17
2011	10.31	0.09	(0.30)	(0.21)	(0.05)	(0.15)	–	(0.20)	–	9.90	(1.97)	177,812	1.44	1.44	1.44	0.90	21
2010	8.47	0.13	1.81	1.94	(0.10)	–	–	(0.10)	–	10.31	23.08	95,319	1.43	1.43	1.43	1.46	15
2009	6.81	0.11	1.63	1.74	(0.08)	–	–	(0.08)	–	8.47	25.89	43,281	1.42	1.42	1.42	1.44	20
Royce Heritage Fund – Investment Class
†2014	$16.24	$0.06	$0.44	$0.50	$–	$–	$–	$–	$–	$16.74	3.08%[1]	$143,632	1.09%[2]	1.09%[2]	1.09%[2]	0.74%[2]	18%
2013	14.48	0.03	3.71	3.74	(0.05)	(1.93)	–	(1.98)	–	16.24	26.37	117,306	1.13	1.13	1.13	0.36	79
2012	13.07	0.10	1.80	1.90	(0.13)	(0.36)	–	(0.49)	–	14.48	14.70	40,374	1.20	1.20	1.20	0.94	39
2011	15.10	0.01	(1.41)	(1.40)	(0.05)	(0.59)	–	(0.64)	0.01	13.07	(9.16)	21,088	1.22	1.22	1.22	0.15	51
2010	12.12	0.04	3.31	3.35	(0.08)	(0.29)	–	(0.37)	–	15.10	27.71	13,313	1.25	1.25	1.24	0.35	66
2009	7.97	0.02	4.13	4.15	–	–	–	–	–	12.12	52.07	10,052	1.34	1.34	1.24	0.19	59
Royce Heritage Fund – Service Class
†2014	$16.20	$0.03	$0.44	$0.47	$–	$–	$–	$–	$–	$16.67	2.90%[1]	$206,853	1.44%[2]	1.44%[2]	1.41%[2]	0.37%[2]	18%
2013	14.45	0.00	3.68	3.68	(0.00)	(1.93)	–	(1.93)	–	16.20	25.99	223,533	1.45	1.45	1.42	0.02	79
2012	13.00	0.08	1.78	1.86	(0.05)	(0.36)	–	(0.41)	–	14.45	14.39	203,112	1.46	1.46	1.45	0.56	39
2011	15.03	(0.01)	(1.40)	(1.41)	(0.03)	(0.59)	–	(0.62)	–	13.00	(9.39)	218,770	1.47	1.47	1.44	(0.07)	51
2010	12.07	0.03	3.28	3.31	(0.06)	(0.29)	–	(0.35)	–	15.03	27.50	243,822	1.47	1.47	1.38	0.21	66
2009	7.95	(0.00)	4.12	4.12	–	–	–	–	–	12.07	51.82	182,690	1.51	1.51	1.42	(0.02)	59

106 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Heritage Fund – Consultant Class
†2014	$12.57	$(0.03)	$0.34	$0.31	$–	$–	$–	$–	$–	$12.88	2.47%[1]	$15,386	2.33%[2]	2.33%[2]	2.33%[2]	(0.54)%[2]	18%
2013	11.68	(0.12)	2.94	2.82	–	(1.93)	–	(1.93)	–	12.57	24.73	15,942	2.37	2.37	2.37	(0.93)	79
2012	10.64	(0.04)	1.44	1.40	–	(0.36)	–	(0.36)	–	11.68	13.30	13,909	2.41	2.41	2.41	(0.39)	39
2011	12.50	(0.11)	(1.16)	(1.27)	–	(0.59)	–	(0.59)	–	10.64	(10.14)	13,850	2.28	2.28	2.28	(0.91)	51
2010	10.14	(0.08)	2.73	2.65	–	(0.29)	–	(0.29)	–	12.50	26.22	12,801	2.36	2.36	2.36	(0.77)	66
2009	6.75	(0.09)	3.48	3.39	–	–	–	–	–	10.14	50.22	7,485	2.55	2.55	2.49	(1.05)	59
Royce Heritage Fund – R Class
†2014	$11.63	$(0.01)	$0.32	$0.31	$–	$–	$–	$–	$–	$11.94	2.67%[1]	$5,421	1.89%[2]	1.89%[2]	1.84%[2]	(0.10)%[2]	18%
2013	10.86	(0.05)	2.75	2.70	–	(1.93)	–	(1.93)	–	11.63	25.51	6,805	1.90	1.90	1.84	(0.39)	79
2012	9.87	0.02	1.34	1.36	(0.01)	(0.36)	–	(0.37)	–	10.86	13.88	4,832	1.95	1.95	1.84	0.17	39
2011	11.63	(0.06)	(1.07)	(1.13)	(0.04)	(0.59)	–	(0.63)	–	9.87	(9.73)	4,081	1.90	1.90	1.84	(0.45)	51
2010	9.43	(0.03)	2.55	2.52	(0.03)	(0.29)	–	(0.32)	–	11.63	26.84	1,909	2.22	2.22	1.84	(0.25)	66
2009	6.23	(0.05)	3.25	3.20	–	–	–	–	–	9.43	51.36	832	4.03	4.03	1.84	(0.56)	59
Royce Heritage Fund – K Class
†2014	$11.70	$0.01	$0.32	$0.33	$–	$–	$–	$–	$–	$12.03	2.82%[1]	$6,547	1.69%[2]	1.69%[2]	1.59%[2]	0.20%[2]	18%
2013	10.90	(0.02)	2.75	2.73	–	(1.93)	–	(1.93)	–	11.70	25.69	6,419	1.70	1.70	1.59	(0.15)	79
2012	9.93	0.04	1.36	1.40	(0.07)	(0.36)	–	(0.43)	–	10.90	14.22	7,077	1.61	1.61	1.59	0.42	39
2011	11.68	(0.04)	(1.08)	(1.12)	(0.04)	(0.59)	–	(0.63)	–	9.93	(9.53)	7,787	1.66	1.66	1.59	(0.24)	51
2010	9.46	(0.03)	2.60	2.57	(0.06)	(0.29)	–	(0.35)	–	11.68	27.29	5,214	1.67	1.67	1.59	(0.00)	66
2009	6.24	(0.02)	3.24	3.22	–	–	–	–	–	9.46	51.60	287	5.82	5.82	1.59	(0.26)	59
Royce Opportunity Fund – Investment Class
†2014	$15.54	$(0.02)	$0.49	$0.47	$–	$–	$–	$–	$–	$16.01	3.02%[1]	$1,445,138	1.12%[2]	1.12%[2]	1.12%[2]	(0.31)%[2]	19%
2013	11.95	(0.05)	5.18	5.13	–	(1.54)	–	(1.54)	–	15.54	43.50	1,426,214	1.16	1.16	1.16	(0.36)	39
2012	10.32	0.00	2.30	2.30	–	(0.67)	–	(0.67)	–	11.95	22.59	921,473	1.13	1.13	1.13	0.02	34
2011	12.08	(0.04)	(1.53)	(1.57)	–	(0.19)	–	(0.19)	–	10.32	(12.95)	878,824	1.16	1.16	1.16	(0.38)	35
2010	9.03	(0.04)	3.09	3.05	–	–	–	–	–	12.08	33.78	1,170,607	1.17	1.17	1.17	(0.44)	47
2009	5.57	(0.03)	3.49	3.46	(0.00)	–	–	(0.00)	–	9.03	62.14	836,268	1.22	1.22	1.22	(0.43)	44
Royce Opportunity Fund – Service Class
†2014	$14.92	$(0.06)	$0.47	$0.41	$–	$–	$–	$–	$–	$15.33	2.75%[1]	$191,136	1.56%[2]	1.56%[2]	1.56%[2]	(0.75)%[2]	19%
2013	11.55	(0.09)	5.00	4.91	–	(1.54)	–	(1.54)	–	14.92	43.10	208,237	1.47	1.47	1.47	(0.67)	39
2012	10.03	(0.04)	2.23	2.19	–	(0.67)	–	(0.67)	–	11.55	22.14	205,084	1.46	1.46	1.46	(0.32)	34
2011	11.78	(0.08)	(1.49)	(1.57)	–	(0.19)	–	(0.19)	0.01	10.03	(13.20)	160,496	1.48	1.48	1.48	(0.73)	35
2010	8.83	(0.08)	3.03	2.95	–	–	–	–	–	11.78	33.41	312,728	1.46	1.46	1.46	(0.78)	47
2009	5.46	(0.05)	3.42	3.37	–	–	–	–	–	8.83	61.72	298,410	1.47	1.47	1.47	(0.69)	44
Royce Opportunity Fund – Consultant Class
†2014	$14.02	$(0.10)	$0.44	$0.34	$–	$–	$–	$–	$–	$14.36	2.43%[1]	$18,877	2.23%[2]	2.23%[2]	2.23%[2]	(1.42)%[2]	19%
2013	11.01	(0.20)	4.75	4.55	–	(1.54)	–	(1.54)	–	14.02	41.93	18,643	2.31	2.31	2.31	(1.51)	39
2012	9.67	(0.13)	2.14	2.01	–	(0.67)	–	(0.67)	–	11.01	21.09	11,930	2.36	2.36	2.36	(1.22)	34
2011	11.46	(0.15)	(1.45)	(1.60)	–	(0.19)	–	(0.19)	–	9.67	(13.91)	11,884	2.24	2.24	2.24	(1.44)	35
2010	8.66	(0.15)	2.95	2.80	–	–	–	–	–	11.46	32.33	13,126	2.29	2.29	2.29	(1.56)	47
2009	5.42	(0.11)	3.35	3.24	–	–	–	–	–	8.66	59.78	7,500	2.45	2.45	2.45	(1.66)	44
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 107

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund – Institutional Class
†2014	$15.71	$(0.02)	$0.49	$0.47	$–	$–	$–	$–	$–	$16.18	2.99%[1]	$885,707	1.02%[2]	1.02%[2]	1.02%[2]	(0.21)%[2]	19%
2013	12.06	(0.03)	5.23	5.20	(0.01)	(1.54)	–	(1.55)	–	15.71	43.69	853,886	1.03	1.03	1.03	(0.23)	39
2012	10.40	0.01	2.32	2.33	–	(0.67)	–	(0.67)	–	12.06	22.70	689,939	1.04	1.04	1.04	0.11	34
2011	12.16	(0.03)	(1.54)	(1.57)	–	(0.19)	–	(0.19)	–	10.40	(12.86)	574,826	1.03	1.03	1.03	(0.24)	35
2010	9.07	(0.03)	3.12	3.09	–	–	–	–	–	12.16	34.07	702,220	1.04	1.04	1.04	(0.32)	47
2009	5.60	(0.02)	3.50	3.48	(0.01)	–	–	(0.01)	–	9.07	62.23	502,300	1.04	1.04	1.04	(0.26)	44
Royce Opportunity Fund – R Class
†2014	$14.73	$(0.06)	$0.46	$0.40	$–	$–	$–	$–	$–	$15.13	2.72%[1]	$31,361	1.68%[2]	1.68%[2]	1.68%[2]	(0.87)%[2]	19%
2013	11.46	(0.14)	4.95	4.81	–	(1.54)	–	(1.54)	–	14.73	42.56	22,730	1.82	1.82	1.82	(1.02)	39
2012	9.98	(0.07)	2.22	2.15	–	(0.67)	–	(0.67)	–	11.46	21.85	6,612	2.01	2.01	1.84	(0.62)	34
2011	11.78	(0.10)	(1.51)	(1.61)	–	(0.19)	–	(0.19)	–	9.98	(13.62)	3,088	2.03	2.03	1.84	(0.98)	35
2010	8.86	(0.11)	3.03	2.92	–	–	–	–	–	11.78	32.96	1,407	2.88	2.88	1.84	(1.06)	47
2009	5.50	(0.07)	3.43	3.36	–	–	–	–	–	8.86	61.09	341	9.91	9.91	1.84	(1.05)	44
Royce Opportunity Fund – K Class
†2014	$13.70	$(0.04)	$0.43	$0.39	$–	$–	$–	$–	$–	$14.09	2.85%[1]	$22,824	1.37%[2]	1.37%[2]	1.37%[2]	(0.56)%[2]	19%
2013	10.70	(0.08)	4.62	4.54	–	(1.54)	–	(1.54)	–	13.70	43.07	17,927	1.46	1.46	1.46	(0.65)	39
2012	9.33	(0.04)	2.08	2.04	–	(0.67)	–	(0.67)	–	10.70	22.19	8,828	1.52	1.52	1.52	(0.36)	34
2011	10.98	(0.07)	(1.39)	(1.46)	–	(0.19)	–	(0.19)	–	9.33	(13.25)	6,484	1.46	1.46	1.46	(0.68)	35
2010	8.24	(0.07)	2.81	2.74	–	–	–	–	–	10.98	33.25	6,657	1.63	1.63	1.59	(0.76)	47
2009	5.11	(0.06)	3.19	3.13	–	–	–	–	–	8.24	61.25	286	6.85	6.85	1.59	(0.86)	44
Royce Special Equity Fund – Investment Class
†2014	$25.02	$0.08	$(0.04)	$0.04	$–	$–	$–	$–	$–	$25.06	0.16%[1]	$2,279,591	1.12%[2]	1.12%[2]	1.12%[2]	0.65%[2]	11%
2013	21.13	0.03	6.09	6.12	(0.03)	(2.20)	–	(2.23)	–	25.02	29.36	2,510,346	1.13	1.13	1.13	0.13	28
2012	19.70	0.46	2.53	2.99	(0.46)	(1.10)	–	(1.56)	–	21.13	15.36	2,048,091	1.13	1.13	1.13	2.20	31
2011	20.87	0.05	(0.05)	0.00	(0.09)	(1.08)	–	(1.17)	–	19.70	0.08	1,677,393	1.15	1.15	1.15	0.23	23
2010	17.50	0.14	3.29	3.43	(0.06)	–	–	(0.06)	–	20.87	19.61	1,487,632	1.17	1.16	1.16	0.78	21
2009	13.69	0.07	3.80	3.87	(0.07)	–	–	(0.07)	0.01	17.50	28.38	842,678	1.17	1.17	1.17	0.62	10
Royce Special Equity Fund – Service Class
†2014	$24.97	$0.05	$(0.05)	$0.00	$–	$–	$–	$–	$–	$24.97	0.00%[1]	$291,146	1.43%[2]	1.43%[2]	1.39%[2]	0.39%[2]	11%
2013	21.12	(0.03)	6.08	6.05	–	(2.20)	–	(2.20)	–	24.97	29.04	335,952	1.45	1.45	1.39	(0.13)	28
2012	19.66	0.42	2.52	2.94	(0.38)	(1.10)	–	(1.48)	–	21.12	15.10	250,915	1.43	1.43	1.39	1.90	31
2011	20.83	0.00	(0.05)	(0.05)	(0.05)	(1.08)	–	(1.13)	0.01	19.66	(0.12)	216,143	1.45	1.45	1.39	0.00	23
2010	17.48	0.10	3.27	3.37	(0.03)	–	–	(0.03)	0.01	20.83	19.33	160,870	1.48	1.48	1.39	0.56	21
2009	13.69	(0.00)	3.84	3.84	(0.06)	–	–	(0.06)	0.01	17.48	28.11	72,360	1.52	1.52	1.39	0.29	10
Royce Special Equity Fund – Consultant Class
†2014	$23.57	$(0.04)	$(0.04)	$(0.08)	$–	$–	$–	$–	$–	$23.49	(0.34)%[1]	$68,768	2.14%[2]	2.14%[2]	2.14%[2]	(0.37)%[2]	11%
2013	20.20	(0.21)	5.78	5.57	–	(2.20)	–	(2.20)	–	23.57	27.97	71,333	2.17	2.17	2.17	(0.90)	28
2012	18.88	0.23	2.42	2.65	(0.23)	(1.10)	–	(1.33)	–	20.20	14.20	57,755	2.18	2.18	2.18	1.13	31
2011	20.16	(0.15)	(0.05)	(0.20)	–	(1.08)	–	(1.08)	–	18.88	(0.93)	50,253	2.16	2.16	2.16	(0.77)	23
2010	17.03	(0.04)	3.17	3.13	–	–	–	–	–	20.16	18.38	38,497	2.17	2.17	2.17	(0.22)	21
2009	13.42	(0.06)	3.67	3.61	–	–	–	–	–	17.03	26.90	20,891	2.23	2.23	2.23	(0.41)	10

108 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund – Institutional Class
†2014	$24.88	$0.09	$(0.04)	$0.05	$–	$–	$–	$–	$–	$24.93	0.20%[1]	$696,501	1.01%[2]	1.01%[2]	1.01%[2]	0.75%[2]	11%
2013	21.02	0.06	6.06	6.12	(0.06)	(2.20)	–	(2.26)	–	24.88	29.51	700,200	1.01	1.01	1.01	0.26	28
2012	19.63	0.49	2.51	3.00	(0.51)	(1.10)	–	(1.61)	–	21.02	15.46	571,388	1.02	1.02	1.02	2.28	31
2011	20.79	0.07	(0.03)	0.04	(0.12)	(1.08)	–	(1.20)	–	19.63	0.25	481,855	1.03	1.03	1.03	0.36	23
2010	17.44	0.16	3.27	3.43	(0.08)	–	–	(0.08)	–	20.79	19.69	445,168	1.04	1.04	1.04	0.91	21
2009	13.65	0.11	3.77	3.88	(0.09)	–	–	(0.09)	–	17.44	28.42	280,253	1.05	1.05	1.05	0.81	10
Royce Value Fund – Investment Class
†2014	$13.52	$0.02	$0.46	$0.48	$–	$–	$–	$–	$–	$14.00	3.55%[1]	$148,807	1.20%[2]	1.20%[2]	1.20%[2]	0.27%[2]	18%
2013	11.37	0.02	3.13	3.15	(0.03)	(0.97)	–	(1.00)	–	13.52	28.06	196,854	1.21	1.21	1.21	0.11	51
2012	10.97	0.15	0.92	1.07	(0.14)	(0.53)	–	(0.67)	–	11.37	9.88	206,316	1.19	1.19	1.19	1.22	25
2011	12.70	0.00	(0.92)	(0.92)	(0.07)	(0.75)	–	(0.82)	0.01	10.97	(7.17)	218,126	1.17	1.17	1.17	0.09	35
2010	10.16	0.03	2.55	2.58	(0.04)	–	–	(0.04)	–	12.70	25.42	115,007	1.16	1.16	1.16	0.32	35
2009	7.00	0.01	3.15	3.16	–	–	–	–	–	10.16	45.14	67,249	1.14	1.14	1.14	0.06	49
Royce Value Fund – Service Class
†2014	$13.48	$0.00	$0.46	$0.46	$–	$–	$–	$–	$–	$13.94	3.41%[1]	$606,986	1.48%[2]	1.48%[2]	1.48%[2]	0.01%[2]	18%
2013	11.34	(0.02)	3.13	3.11	–	(0.97)	–	(0.97)	–	13.48	27.76	680,674	1.48	1.48	1.48	(0.17)	51
2012	10.94	0.12	0.91	1.03	(0.10)	(0.53)	–	(0.63)	–	11.34	9.56	831,673	1.45	1.45	1.45	0.90	25
2011	12.65	(0.03)	(0.92)	(0.95)	(0.02)	(0.75)	–	(0.77)	0.01	10.94	(7.41)	1,083,903	1.45	1.45	1.44	(0.23)	35
2010	10.13	0.00	2.53	2.53	(0.01)	–	–	(0.01)	–	12.65	24.97	1,415,766	1.46	1.46	1.44	0.04	35
2009	7.00	(0.03)	3.16	3.13	–	–	–	–	–	10.13	44.71	1,178,806	1.47	1.47	1.45	(0.31)	49
Royce Value Fund – Consultant Class
†2014	$12.68	$(0.05)	$0.44	$0.39	$–	$–	$–	$–	$–	$13.07	3.08%[1]	$29,923	2.25%[2]	2.25%[2]	2.25%[2]	(0.76)%[2]	18%
2013	10.81	(0.12)	2.96	2.84	–	(0.97)	–	(0.97)	–	12.68	26.61	31,604	2.29	2.29	2.29	(0.97)	51
2012	10.46	0.02	0.89	0.91	(0.03)	(0.53)	–	(0.56)	–	10.81	8.77	33,480	2.26	2.26	2.26	0.15	25
2011	12.21	(0.11)	(0.89)	(1.00)	–	(0.75)	–	(0.75)	–	10.46	(8.20)	36,104	2.17	2.17	2.17	(0.94)	35
2010	9.84	(0.07)	2.44	2.37	–	–	–	–	–	12.21	24.09	35,167	2.18	2.18	2.18	(0.69)	35
2009	6.85	(0.09)	3.08	2.99	–	–	–	–	–	9.84	43.65	27,625	2.23	2.23	2.23	(1.09)	49
Royce Value Fund – Institutional Class
†2014	$13.53	$0.03	$0.46	$0.49	$–	$–	$–	$–	$–	$14.02	3.62%[1]	$215,764	1.05%[2]	1.05%[2]	1.05%[2]	0.45%[2]	18%
2013	11.38	0.04	3.13	3.17	(0.05)	(0.97)	–	(1.02)	–	13.53	28.22	219,667	1.05	1.05	1.05	0.27	51
2012	10.98	0.17	0.92	1.09	(0.16)	(0.53)	–	(0.69)	–	11.38	10.04	202,643	1.05	1.05	1.05	1.41	25
2011	12.71	0.03	(0.94)	(0.91)	(0.07)	(0.75)	–	(0.82)	–	10.98	(7.12)	190,591	1.04	1.04	1.04	0.19	35
2010	10.17	0.05	2.54	2.59	(0.05)	–	–	(0.05)	–	12.71	25.52	219,111	1.04	1.04	1.04	0.45	35
2009	7.00	0.01	3.16	3.17	–	–	–	–	–	10.17	45.29	167,215	1.04	1.04	1.04	0.10	49
Royce Value Fund – R Class
†2014	$13.19	$(0.02)	$0.45	$0.43	$–	$–	$–	$–	$–	$13.62	3.26%[1]	$36,445	1.79%[2]	1.79%[2]	1.79%[2]	(0.30)%[2]	18%
2013	11.16	(0.06)	3.06	3.00	–	(0.97)	–	(0.97)	–	13.19	27.21	37,409	1.83	1.83	1.83	(0.52)	51
2012	10.78	0.07	0.91	0.98	(0.07)	(0.53)	–	(0.60)	–	11.16	9.18	37,679	1.85	1.85	1.85	0.59	25
2011	12.54	(0.06)	(0.91)	(0.97)	(0.04)	(0.75)	–	(0.79)	–	10.78	(7.75)	34,151	1.68	1.68	1.68	(0.44)	35
2010	10.05	(0.02)	2.51	2.49	(0.00)	–	–	(0.00)	–	12.54	24.81	26,524	1.68	1.67	1.67	(0.16)	35
2009	6.97	(0.06)	3.14	3.08	–	–	–	–	–	10.05	44.19	6,114	2.08	2.08	1.84	(0.68)	49

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 109

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Fund – K Class
†2014	$10.65	$(0.01)	$0.36	$0.35	$–	$–	$–	$–	$–	$11.00	3.29%[1]	$12,215	1.63%[2]	1.63%[2]	1.63%[2]	(0.15)%[2]	18%
2013	9.14	(0.03)	2.51	2.48	–	(0.97)	–	(0.97)	–	10.65	27.55	16,285	1.62	1.62	1.62	(0.30)	51
2012	8.95	0.09	0.75	0.84	(0.12)	(0.53)	–	(0.65)	–	9.14	9.49	18,209	1.53	1.53	1.53	0.98	25
2011	10.54	(0.03)	(0.77)	(0.80)	(0.04)	(0.75)	–	(0.79)	–	8.95	(7.54)	14,079	1.54	1.54	1.54	(0.33)	35
2010	8.46	(0.00)	2.10	2.10	(0.02)	–	–	(0.02)	–	10.54	24.82	13,195	1.50	1.50	1.50	0.01	35
2009	5.91	(0.03)	2.58	2.55	–	–	–	–	–	8.46	43.15	4,721	1.73	1.73	1.59	(0.43)	49
Royce Value Plus Fund – Investment Class
†2014	$17.03	$(0.03)	$0.74	$0.71	$–	$–	$–	$–	$–	$17.74	4.17%[1]	$254,604	1.32%[2]	1.32%[2]	1.32%[2]	(0.41)%[2]	27%
2013	13.90	(0.09)	4.57	4.48	(0.00)	(1.35)	–	(1.35)	–	17.03	32.59	244,269	1.37	1.37	1.37	(0.59)	45
2012	12.04	(0.02)	1.88	1.86	–	–	–	–	–	13.90	15.45	228,016	1.27	1.27	1.27	(0.14)	32
2011	13.52	(0.06)	(1.27)	(1.33)	(0.15)	–	–	(0.15)	–	12.04	(9.79)	298,073	1.13	1.13	1.13	(0.42)	49
2010	11.31	(0.02)	2.31	2.29	(0.08)	–	–	(0.08)	–	13.52	20.25	305,161	1.08	1.08	1.08	(0.14)	48
2009	7.97	0.01	3.33	3.34	–	–	–	–	–	11.31	41.91	261,906	1.06	1.06	1.06	0.13	39
Royce Value Plus Fund – Service Class
†2014	$16.93	$(0.05)	$0.74	$0.69	$–	$–	$–	$–	$–	$17.62	4.08%[1]	$753,559	1.50%[2]	1.50%[2]	1.48%[2]	(0.57)%[2]	27%
2013	13.83	(0.11)	4.56	4.45	–	(1.35)	–	(1.35)	–	16.93	32.52	835,379	1.48	1.48	1.46	(0.69)	45
2012	12.00	(0.04)	1.87	1.83	–	–	–	–	–	13.83	15.25	966,735	1.45	1.45	1.44	(0.33)	32
2011	13.42	(0.08)	(1.26)	(1.34)	(0.08)	–	–	(0.08)	–	12.00	(9.98)	1,417,973	1.44	1.44	1.42	(0.74)	49
2010	11.24	(0.06)	2.27	2.21	(0.03)	–	–	(0.03)	–	13.42	19.70	2,454,325	1.44	1.44	1.42	(0.53)	48
2009	7.95	(0.02)	3.31	3.29	–	–	–	–	–	11.24	41.38	2,505,017	1.47	1.47	1.45	(0.25)	39
Royce Value Plus Fund – Consultant Class
†2014	$15.99	$(0.11)	$0.70	$0.59	$–	$–	$–	$–	$–	$16.58	3.69%[1]	$20,931	2.30%[2]	2.30%[2]	2.30%[2]	(1.40)%[2]	27%
2013	13.24	(0.24)	4.34	4.10	–	(1.35)	–	(1.35)	–	15.99	31.31	22,614	2.36	2.36	2.36	(1.58)	45
2012	11.60	(0.15)	1.79	1.64	–	–	–	–	–	13.24	14.14	19,618	2.37	2.37	2.37	(1.21)	32
2011	12.99	(0.19)	(1.20)	(1.39)	–	–	–	–	–	11.60	(10.70)	20,245	2.19	2.19	2.19	(1.50)	49
2010	10.93	(0.14)	2.20	2.06	–	–	–	–	–	12.99	18.85	30,279	2.16	2.16	2.16	(1.26)	48
2009	7.79	(0.09)	3.23	3.14	–	–	–	–	–	10.93	40.31	31,154	2.20	2.20	2.20	(0.98)	39
Royce Value Plus Fund – Institutional Class
†2014	$17.09	$(0.02)	$0.76	$0.74	$–	$–	$–	$–	$–	$17.83	4.33%[1]	$70,259	1.09%[2]	1.09%[2]	1.09%[2]	(0.20)%[2]	27%
2013	13.94	(0.03)	4.57	4.54	(0.04)	(1.35)	–	(1.39)	–	17.09	32.99	142,923	1.07	1.07	1.07	(0.30)	45
2012	12.05	0.01	1.88	1.89	–	–	–	–	–	13.94	15.68	216,572	1.06	1.06	1.06	0.08	32
2011	13.52	(0.01)	(1.30)	(1.31)	(0.16)	–	–	(0.16)	–	12.05	(9.70)	261,425	1.05	1.05	1.05	(0.36)	49
2010	11.31	(0.01)	2.30	2.29	(0.08)	–	–	(0.08)	–	13.52	20.25	425,911	1.04	1.04	1.04	(0.12)	48
2009	7.97	0.01	3.33	3.34	–	–	–	–	–	11.31	41.91	357,734	1.06	1.06	1.06	0.08	39
Royce Value Plus Fund – R Class
†2014	$16.43	$(0.08)	$0.72	$0.64	$–	$–	$–	$–	$–	$17.07	3.90%[1]	$1,438	2.32%[2]	2.32%[2]	1.84%[2]	(0.94)%[2]	27%
2013	13.51	(0.16)	4.43	4.27	–	(1.35)	–	(1.35)	–	16.43	31.95	1,605	2.41	2.41	1.84	(1.06)	45
2012	11.77	(0.09)	1.83	1.74	–	–	–	–	–	13.51	14.78	1,221	2.35	2.35	1.84	(0.66)	32
2011	13.24	(0.15)	(1.23)	(1.38)	(0.09)	–	–	(0.09)	–	11.77	(10.40)	1,079	2.45	2.45	1.84	(1.12)	49
2010	11.13	(0.11)	2.26	2.15	(0.04)	–	–	(0.04)	–	13.24	19.34	942	2.75	2.75	1.84	(0.90)	48
2009	7.91	(0.06)	3.28	3.22	–	–	–	–	–	11.13	40.71	642	3.76	3.76	1.84	(0.70)	39

110 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Plus Fund – K Class
†2014	$11.96	$(0.04)	$0.52	$0.48	$–	$–	$–	$–	$–	$12.44	4.01%[1]	$959	2.28%[2]	2.28%[2]	1.59%[2]	(0.68)%[2]	27%
2013	10.10	(0.10)	3.31	3.21	(0.00)	(1.35)	–	(1.35)	–	11.96	32.31	968	2.62	2.62	1.59	(0.82)	45
2012	8.78	(0.04)	1.36	1.32	–	–	–	–	–	10.10	15.03	486	2.96	2.96	1.59	(0.45)	32
2011	9.77	(0.08)	(0.91)	(0.99)	–	–	–	–	–	8.78	(10.13)	501	1.86	1.86	1.59	(0.86)	49
2010	8.22	(0.06)	1.67	1.61	(0.06)	–	–	(0.06)	–	9.77	19.55	1,851	1.88	1.88	1.59	(0.67)	48
2009	5.82	(0.03)	2.43	2.40	–	–	–	–	–	8.22	41.24	1,363	2.46	2.45	1.59	(0.38)	39
Royce 100 Fund – Investment Class
†2014	$10.11	$(0.01)	$0.31	$0.30	$–	$–	$–	$–	$–	$10.41	2.97%[1]	$61,513	1.18%[2]	1.18%[2]	1.18%[2]	(0.10)%[2]	17%
2013	8.85	(0.00)	2.71	2.71	(0.03)	(1.42)	–	(1.45)	–	10.11	31.24	60,156	1.20	1.20	1.20	(0.07)	31
2012	8.74	0.12	0.88	1.00	(0.15)	(0.74)	–	(0.89)	–	8.85	11.78	68,395	1.19	1.19	1.19	1.31	13
2011	9.82	(0.03)	(0.60)	(0.63)	(0.00)	(0.45)	–	(0.45)	–	8.74	(6.31)	63,012	1.17	1.17	1.17	(0.27)	27
2010	7.94	0.03	1.96	1.99	–	(0.11)	–	(0.11)	–	9.82	25.06	66,011	1.17	1.17	1.17	0.33	27
2009	5.74	0.00	2.20	2.20	–	–	–	–	–	7.94	38.33	35,165	1.22	1.22	1.22	0.03	42
Royce 100 Fund – Service Class
†2014	$10.05	$(0.02)	$0.30	$0.28	$–	$–	$–	$–	$–	$10.33	2.79%[1]	$219,772	1.48%[2]	1.48%[2]	1.46%[2]	(0.40)%[2]	17%
2013	8.81	(0.04)	2.70	2.66	(0.00)	(1.42)	–	(1.42)	–	10.05	30.85	231,879	1.50	1.50	1.48	(0.36)	31
2012	8.67	0.11	0.86	0.97	(0.09)	(0.74)	–	(0.83)	–	8.81	11.52	220,674	1.46	1.46	1.42	1.03	13
2011	9.76	(0.05)	(0.59)	(0.64)	–	(0.45)	–	(0.45)	–	8.67	(6.52)	310,825	1.47	1.47	1.42	(0.53)	27
2010	7.91	0.00	1.96	1.96	–	(0.11)	–	(0.11)	–	9.76	24.77	366,184	1.50	1.50	1.46	0.03	27
2009	5.73	(0.01)	2.19	2.18	–	–	–	–	–	7.91	38.05	197,607	1.54	1.54	1.49	(0.19)	42
Royce 100 Fund – R Class
†2014	$12.67	$(0.05)	$0.37	$0.32	$–	$–	$–	$–	$–	$12.99	2.53%[1]	$2,970	2.18%[2]	2.17%[2]	1.84%[2]	(0.76)%[2]	17%
2013	10.84	(0.09)	3.34	3.25	–	(1.42)	–	(1.42)	–	12.67	30.45	2,807	2.28	2.28	1.84	(0.72)	31
2012	10.46	0.05	1.07	1.12	–	(0.74)	–	(0.74)	–	10.84	10.95	2,554	2.57	2.57	1.84	0.46	13
2011	11.72	(0.10)	(0.71)	(0.81)	–	(0.45)	–	(0.45)	–	10.46	(6.88)	3,469	2.70	2.69	1.84	(0.88)	27
2010	9.52	(0.03)	2.34	2.31	–	(0.11)	–	(0.11)	–	11.72	24.26	1,358	2.22	2.21	1.84	(0.29)	27
2009	6.93	(0.05)	2.64	2.59	–	–	–	–	–	9.52	37.37	296	6.58	6.57	1.84	(0.56)	42
Royce 100 Fund – K Class
†2014	$12.84	$(0.04)	$0.39	$0.35	$–	$–	$–	$–	$–	$13.19	2.73%[1]	$1,055	2.14%[2]	2.14%[2]	1.59%[2]	(0.60)%[2]	17%
2013	10.95	(0.06)	3.37	3.31	–	(1.42)	–	(1.42)	–	12.84	30.69	2,320	1.78	1.78	1.59	(0.50)	31
2012	10.56	0.11	1.06	1.17	(0.04)	(0.74)	–	(0.78)	–	10.95	11.37	3,554	1.68	1.68	1.59	0.88	13
2011	11.81	(0.08)	(0.72)	(0.80)	–	(0.45)	–	(0.45)	–	10.56	(6.75)	4,447	1.66	1.66	1.59	(0.68)	27
2010	9.57	0.02	2.33	2.35	–	(0.11)	–	(0.11)	–	11.81	24.55	2,915	1.89	1.89	1.59	0.20	27
2009	6.94	(0.03)	2.66	2.63	–	–	–	–	–	9.57	37.90	186	5.78	5.78	1.59	(0.41)	42
Royce Dividend Value Fund – Investment Class
†2014	$8.90	$0.05	$0.25	$0.30	$(0.04)	$–	$–	$(0.04)	$–	$9.16	3.38%[1]	$195,623	1.19%[2]	1.19%[2]	1.19%[2]	1.18%[2]	14%
2013	7.29	0.09	2.15	2.24	(0.10)	(0.53)	–	(0.63)	–	8.90	31.23	211,589	1.21	1.21	1.21	1.13	36
2012	6.34	0.14	0.95	1.09	(0.12)	(0.02)	–	(0.14)	–	7.29	17.26	118,820	1.19	1.19	1.19	1.99	28
2011	6.80	0.07	(0.37)	(0.30)	(0.07)	(0.09)	–	(0.16)	–	6.34	(4.46)	85,188	1.20	1.20	1.20	1.14	14
2010	5.31	0.09	1.51	1.60	(0.08)	(0.03)	–	(0.11)	–	6.80	30.46	35,626	1.38	1.38	1.24	1.56	21
2009	3.90	0.07	1.40	1.47	(0.06)	–	–	(0.06)	–	5.31	38.22	13,208	1.69	1.69	1.24	1.70	43

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 111

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Dividend Value Fund – Service Class
†2014	$8.98	$0.04	$0.26	$0.30	$(0.03)	$–	$–	$(0.03)	$–	$9.25	3.35%[1]	$385,623	1.45%[2]	1.45%[2]	1.43%[2]	0.94%[2]	14%
2013	7.35	0.07	2.16	2.23	(0.07)	(0.53)	–	(0.60)	–	8.98	30.74	407,599	1.48	1.48	1.46	0.87	36
2012	6.38	0.12	0.95	1.07	(0.08)	(0.02)	–	(0.10)	–	7.35	16.95	252,443	1.48	1.48	1.46	1.74	28
2011	6.82	0.05	(0.36)	(0.31)	(0.04)	(0.09)	–	(0.13)	–	6.38	(4.55)	201,634	1.48	1.48	1.46	0.84	14
2010	5.33	0.08	1.51	1.59	(0.07)	(0.03)	–	(0.10)	–	6.82	30.11	117,304	1.56	1.56	1.49	1.32	21
2009	3.92	0.07	1.39	1.46	(0.05)	–	–	(0.05)	–	5.33	37.73	16,107	2.04	2.04	1.49	1.45	43
Royce Dividend Value Fund – Consultant Class [b]
†2014	$10.00	$0.01	$0.34	$0.35	$(0.01)	$–	$–	$(0.01)	$–	$10.34	3.45%[1]	$120	42.96%[2]	42.96%[2]	2.24%[2]	0.29%[2]	14%
Royce Dividend Value Fund – Institutional Class [c]
†2014	$8.88	$0.06	$0.25	$0.31	$(0.05)	$–	$–	$(0.05)	$–	$9.14	3.51%[1]	$43,678	1.09%[2]	1.09%[2]	1.04%[2]	1.35%[2]	14%
2013	7.28	0.11	2.14	2.25	(0.12)	(0.53)	–	(0.65)	–	8.88	31.46	31,236	1.11	1.11	1.04	1.29	36
2012	6.80	0.08	0.50	0.58	(0.08)	(0.02)	–	(0.10)	–	7.28	8.51 [1]	23,460	1.33 [2]	1.33 [2]	1.04 [2]	3.48 [2]	28
Royce Global Value Fund – Investment Class [d]
†2014	$13.60	$0.13	$1.38	$1.51	$–	$–	$–	$–	$–	$15.11	11.10%[1]	$139,172	1.51%[2]	1.51%[2]	1.51%[2]	1.81%[2]	17%
2013	12.91	0.16	0.68	0.84	(0.16)	–	–	(0.16)	0.01	13.60	6.59	159,366	1.49	1.49	1.49	1.08	41
2012	11.74	0.14	1.19	1.33	(0.16)	–	–	(0.16)	–	12.91	11.37	178,319	1.47	1.47	1.44	1.16	36
2011	14.54	0.13	(2.82)	(2.69)	(0.12)	–	–	(0.12)	0.01	11.74	(18.48)	141,180	1.42	1.42	1.42	0.80	77
2010	11.02	(0.06)	3.68	3.62	(0.10)	–	–	(0.10)	–	14.54	32.88 [1]	6,626	2.07 [2]	2.07 [2]	1.44 [2]	(0.58)[2]	42
Royce Global Value Fund – Service Class
†2014	$13.68	$0.11	$1.40	$1.51	$–	$–	$–	$–	$–	$15.19	11.04%[1]	$44,000	1.90%[2]	1.90%[2]	1.69%[2]	1.60%[2]	17%
2013	12.98	0.15	0.66	0.81	(0.11)	–	–	(0.11)	–	13.68	6.28	48,244	1.83	1.83	1.69	0.84	41
2012	11.77	0.12	1.18	1.30	(0.09)	–	–	(0.09)	–	12.98	11.03	98,274	1.80	1.80	1.69	0.88	36
2011	14.56	0.07	(2.80)	(2.73)	(0.07)	–	–	(0.07)	0.01	11.77	(18.69)	122,574	1.77	1.77	1.69	0.41	77
2010	10.79	(0.03)	3.87	3.84	(0.08)	–	–	(0.08)	0.01	14.56	35.69	141,992	1.84	1.84	1.69	0.01	42
2009	6.70	0.01	4.13	4.14	(0.06)	–	–	(0.06)	0.01	10.79	61.89	50,946	1.88	1.88	1.69	0.11	71
Royce Global Value Fund – Consultant Class [e]
†2014	$13.54	$0.07	$1.37	$1.44	$–	$–	$–	$–	$–	$14.98	10.64%[1]	$27,330	2.52%[2]	2.52%[2]	2.44%[2]	0.94%[2]	17%
2013	12.88	0.01	0.70	0.71	(0.05)	–	–	(0.05)	–	13.54	5.50	25,663	2.53	2.53	2.44	0.11	41
2012	11.71	0.02	1.17	1.19	(0.02)	–	–	(0.02)	–	12.88	10.13	23,383	2.55	2.55	2.44	0.16	36
2011	15.66	(0.09)	(3.80)	(3.89)	(0.06)	–	–	(0.06)	–	11.71	(24.82)[1]	18,585	2.64 [2]	2.64 [2]	2.44 [2]	(0.77)[2]	77
Royce Global Value Fund – R Class [f]
†2014	$10.15	$0.08	$1.02	$1.10	$–	$–	$–	$–	$–	$11.25	10.84%[1]	$124	8.32%[2]	8.32%[2]	1.99%[2]	1.50%[2]	17%
2013	9.69	0.05	0.53	0.58	(0.12)	–	–	(0.12)	–	10.15	5.98	100	9.50	9.50	1.99	0.48	41
2012	10.00	0.02	(0.21)	(0.19)	(0.12)	–	–	(0.12)	–	9.69	(1.90)[1]	80	19.19 [2]	19.19 [2]	1.99 [2]	0.70 [2]	36
Royce Global Value Fund – K Class [f]
†2014	$10.15	$0.07	$1.04	$1.11	$–	$–	$–	$–	$–	$11.26	10.94%[1]	$27	27.57%[2]	27.57%[2]	1.74%[2]	1.38%[2]	17%
2013	9.69	0.08	0.52	0.60	(0.14)	–	–	(0.14)	–	10.15	6.24	44	19.21	19.21	1.74	0.80	41
2012	10.00	0.09	(0.27)	(0.18)	(0.13)	–	–	(0.13)	–	9.69	(1.74)[1]	41	29.99 [2]	29.98 [2]	1.74 [2]	1.20 [2]	36
Royce International Smaller-Companies Fund – Investment Class [g]
†2014	$10.00	$0.08	$0.55	$0.63	$–	$–	$–	$–	$0.01	$10.64	6.40%[1]	$731	4.55%[2]	4.55%[2]	1.44%[2]	1.78%[2]	29%

112 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce International Smaller-Companies Fund – Service Class
†2014	$11.99	$0.09	$0.70	$0.79	$–	$–	$–	$–	$–	$12.78	6.59%[1]	$51,567	1.89%[2]	1.89%[2]	1.68%[2]	1.48%[2]	29%
2013	11.28	0.12	1.30	1.42	(0.15)	(0.56)	–	(0.71)	–	11.99	12.73	38,059	2.07	2.07	1.69	1.13	64
2012	9.58	0.14	1.70	1.84	(0.15)	–	–	(0.15)	0.01	11.28	19.39	26,371	2.13	2.13	1.69	1.29	44
2011	12.85	0.10	(2.51)	(2.41)	(0.08)	(0.78)	(0.01)	(0.87)	0.01	9.58	(18.75)	20,103	2.15	2.15	1.69	0.88	38
2010	10.49	0.03	2.72	2.75	(0.10)	(0.30)	–	(0.40)	0.01	12.85	26.45	18,297	2.35	2.35	1.69	0.45	55
2009	6.99	(0.02)	3.53	3.51	(0.02)	–	–	(0.02)	0.01	10.49	50.31	7,871	3.01	3.01	1.69	(0.18)	38
Royce International Smaller-Companies Fund – Institutional Class [h]
†2014	$10.00	$0.09	$0.79	$0.88	$–	$–	$–	$–	$–	$10.88	8.80%[1]	$3,100	2.24%[2]	2.24%[2]	1.44%[2]	1.96%[2]	29%
Royce Special Equity Multi-Cap Fund – Investment Class [i]
†2014	$14.92	$0.07	$0.75	$0.82	$–	$–	$–	$–	$–	$15.74	5.50%[1]	$70,498	0.97%[2]	0.97%[2]	0.97%[2]	0.98%[2]	19%
2013	11.64	0.12	4.11	4.23	(0.12)	(0.83)	–	(0.95)	–	14.92	36.62	62,387	1.16	1.16	1.15	0.93	44
2012	11.54	0.12	0.22	0.34	(0.14)	(0.10)	–	(0.24)	–	11.64	3.00 [1]	34,375	1.19 [2]	1.19 [2]	1.16 [2]	1.55 [2]	14
Royce Special Equity Multi-Cap Fund – Service Class [j]
†2014	$14.96	$0.05	$0.75	$0.80	$–	$–	$–	$–	$–	$15.76	5.35%[1]	$95,386	1.34%[2]	1.34%[2]	1.24%[2]	0.71%[2]	19%
2013	11.68	0.09	4.12	4.21	(0.10)	(0.83)	–	(0.93)	–	14.96	36.26	78,233	1.61	1.61	1.38	0.69	44
2012	10.64	0.13	1.10	1.23	(0.09)	(0.10)	–	(0.19)	–	11.68	11.62	43,690	1.51	1.51	1.36	1.15	14
2011	10.00	0.06	0.65	0.71	(0.06)	(0.02)	–	(0.08)	0.01	10.64	7.20 [1]	36,811	1.97 [2]	1.97 [2]	1.39 [2]	1.45 [2]	5
Royce Special Equity Multi-Cap Fund – Consultant Class [h]
†2014	$10.00	$0.00	$1.09	$1.09	$–	$–	$–	$–	$–	$11.09	10.90%[1]	$4,704	2.83%[2]	2.83%[2]	1.99%[2]	0.09%[2]	19%
Royce Special Equity Multi-Cap Fund – Institutional Class [k]
†2014	$14.92	$0.08	$0.75	$0.83	$–	$–	$–	$–	$–	$15.75	5.56%[1]	$48,558	0.94%[2]	0.94%[2]	0.89%[2]	1.04%[2]	19%
2013	11.64	0.15	4.10	4.25	(0.14)	(0.83)	–	(0.97)	–	14.92	36.73	48,063	1.10	1.10	1.04	1.02	44
2012	11.83	0.10	(0.03)	0.07	(0.16)	(0.10)	–	(0.26)	–	11.64	0.61 [1]	30,905	1.21 [2]	1.21 [2]	1.04 [2]	1.76 [2]	14
†	Six months ended June 30, 2014 (unaudited).
[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on June 6, 2011.
[b]	The Class commenced operations on March 21, 2014.
[c]	The Class commenced operations on September 4, 2012.
[d]	The Class commenced operations on September 1, 2010.
[e]	The Class commenced operations on May 2, 2011.
[f]	The Class commenced operations on March 21, 2012.
[g]	The Class commenced operations on January 22, 2014.
[h]	The Class commenced operations on January 27, 2014.
[i]	The Class commenced operations on March 1, 2012.
[j]	The Class commenced operations on January 3, 2011.
[k]	The Class commenced operations on April 18, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 113

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund and Royce Special Equity Multi-Cap Fund (the “Fund” or “Funds”), are fifteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2014. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Pennsylvania Mutual Fund
Common Stocks	$6,717,801,210	$11,504,140	$–	$6,729,305,350
Cash Equivalents	77,437,178	202,919,000	–	280,356,178
Royce Micro-Cap Fund
Common Stocks	708,668,569	2,541,213	1,049,127	712,258,909
Cash Equivalents	26,867,184	28,566,000	–	55,433,184
Royce Premier Fund
Common Stocks	6,757,364,796	–	–	6,757,364,796
Cash Equivalents	271,453,688	84,296,000	–	355,749,688

114 | The Royce Funds 2014 Semiannual Report to Shareholders

Valuation of Investments (continued):

	Level 1	Level 2	Level 3	Total
Royce Low-Priced Stock Fund
Common Stocks	$1,086,653,108	$–	$–	$1,086,653,108
Cash Equivalents	70,410,418	23,729,000	–	94,139,418
Royce Total Return Fund
Common Stocks	4,967,241,928	24,961,056	–	4,992,202,984
Cash Equivalents	2,154,041	252,862,000	–	255,016,041
Royce Heritage Fund
Common Stocks	352,047,585	–	–	352,047,585
Cash Equivalents	1,589,589	29,236,000	–	30,825,589
Royce Opportunity Fund
Common Stocks	2,413,136,593	7,057,555	–	2,420,194,148
Cash Equivalents	206,095,687	172,123,000	–	378,218,687
Royce Special Equity Fund
Common Stocks	2,923,424,308	4,510,975	–	2,927,935,283
Cash Equivalents	9,207,927	412,898,000	–	422,105,927
Royce Value Fund
Common Stocks	1,020,341,941	–	–	1,020,341,941
Cash Equivalents	4,542,570	20,940,000	–	25,482,570
Royce Value Plus Fund
Common Stocks	1,096,076,188	–	–	1,096,076,188
Cash Equivalents	104,981,188	34,950,000	–	139,931,188
Royce 100 Fund
Common Stocks	268,333,621	–	–	268,333,621
Cash Equivalents	982,550	18,652,000	–	19,634,550
Royce Dividend Value Fund
Common Stocks	606,957,108	–	–	606,957,108
Cash Equivalents	2,424,305	16,436,000	–	18,860,305
Royce Global Value Fund
Common Stocks	205,768,588	–	–	205,768,588
Cash Equivalents	10,383,344	6,528,000	–	16,911,344
Royce International Smaller-Companies Fund
Common Stocks	52,879,654	–	–	52,879,654
Cash Equivalents	–	2,405,000	–	2,405,000
Royce Special Equity Multi-Cap Fund
Common Stocks	199,407,783	–	–	199,407,783
Cash Equivalents	–	18,706,000	–	18,706,000

For the six months ended June 30, 2014, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Funds recognize transfers between levels as of the end of the reporting period. At June 30, 2014, the following Funds had securities transfer from Level 1 to Level 2 within the fair value hierarchy:

Transfers from Level 1 to Level 2
Royce Micro-Cap Fund	$1,360,438
Royce Total Return Fund	5,395,819
Royce Opportunity Fund	6,635,920

Level 3 Reconciliation:

	Balance as of 12/31/13	Unrealized Gain (Loss) [1]	Balance as of 6/30/14
Royce Micro-Cap Fund
Common Stocks	$411,368	$637,759	$1,049,127

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Repurchase Agreements:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

The Royce Funds 2014 Semiannual Report to Shareholders | 115

Notes to Financial Statements (unaudited) (continued)

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at June 30, 2014:

	Gross Amount of Assets and
	Liabilities in the Statements of
	Assets and Liabilities[1]	Collateral Received and Pledged	Net Amount
Royce Pennsylvania Mutual Fund
Securities on Loan/Collateral on Loaned Securities	$77,437,178	$(77,437,178)	$–
Royce Micro-Cap Fund
Securities on Loan/Collateral on Loaned Securities	26,867,184	(26,867,184)	–
Royce Premier Fund
Securities on Loan/Collateral on Loaned Securities	271,453,688	(271,453,688)	–
Royce Low-Priced Stock Fund
Securities on Loan/Collateral on Loaned Securities	70,410,418	(70,410,418)	–
Royce Total Return Fund
Securities on Loan/Collateral on Loaned Securities	2,154,041	(2,154,041)	–
Royce Heritage Fund
Securities on Loan/Collateral on Loaned Securities	1,589,589	(1,589,589)	–
Royce Opportunity Fund
Securities on Loan/Collateral on Loaned Securities	206,095,687	(206,095,687)	–
Royce Special Equity Fund
Securities on Loan/Collateral on Loaned Securities	9,207,927	(9,207,927)	–
Royce Value Fund
Securities on Loan/Collateral on Loaned Securities	4,542,570	(4,542,570)	–
Royce Value Plus Fund
Securities on Loan/Collateral on Loaned Securities	104,981,188	(104,981,188)	–
Royce 100 Fund
Securities on Loan/Collateral on Loaned Securities	982,550	(982,550)	–
Royce Dividend Value Fund
Securities on Loan/Collateral on Loaned Securities	2,424,305	(2,424,305)	–
Royce Global Value Fund
Securities on Loan/Collateral on Loaned Securities	10,383,344	(10,383,344)	–

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

116 | The Royce Funds 2014 Semiannual Report to Shareholders

Capital Gains Taxes:
The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 10, 2015. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2014.

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

Royce Pennsylvania Mutual Fund
Investment Class	$232,933,606	$605,005,254	$–	$240,617,073	$(736,332,022)	$(1,199,534,491)	$(503,398,416)	$(353,912,164)
Service Class	57,184,241	158,543,673	–	31,528,901	(119,838,123)	(205,430,442)	(62,653,882)	(15,357,868)
Consultant Class	16,456,444	35,995,184	–	44,509,769	(55,731,200)	(110,412,807)	(39,274,756)	(29,907,854)
Institutional Class	159,792,928	227,429,558	–	42,182,078	(147,160,695)	(88,116,686)	12,632,233	181,494,950
R Class	4,405,949	12,175,418	–	2,317,814	(7,965,251)	(12,674,989)	(3,559,302)	1,818,243
K Class	967,132	3,353,854	–	615,573	(2,167,649)	(3,487,416)	(1,200,517)	482,011

Royce Micro-Cap Fund
Investment Class	15,683,200	98,858,542	–	43,274,805	(111,267,075)	(314,723,445)	(95,583,875)	(172,590,098)
Service Class	5,701,687	24,900,898	–	5,561,270	(19,002,666)	(69,726,173)	(13,300,979)	(39,264,005)
Consultant Class	1,343,110	4,190,480	–	8,921,529	(9,788,593)	(28,337,765)	(8,445,483)	(15,225,756)

Royce Premier Fund
Investment Class	164,287,812	643,271,846	–	461,289,856	(602,433,167)	(1,344,940,951)	(438,145,355)	(240,379,249)
Service Class	22,483,203	91,471,655	–	46,476,184	(67,961,053)	(447,736,768)	(45,477,850)	(309,788,929)
Consultant Class	1,200,768	3,234,960	–	6,793,623	(5,128,652)	(11,667,823)	(3,927,884)	(1,639,240)
Institutional Class	53,943,671	171,612,186	–	88,971,062	(129,875,170)	(271,899,788)	(75,931,499)	(11,316,540)
W Class	21,988,881	67,696,518	–	41,113,353	(80,480,292)	(169,817,947)	(58,491,411)	(61,008,076)
R Class	2,640,787	7,171,068	–	3,194,633	(3,963,725)	(10,803,236)	(1,322,938)	(437,535)
K Class	536,737	1,843,765	–	1,872,975	(2,012,835)	(5,003,511)	(1,476,098)	(1,286,771)

The Royce Funds 2014 Semiannual Report to Shareholders | 117

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars) (continued):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

Royce Low-Priced Stock Fund
Investment Class	$5,857,403	$25,018,884	$–	$11,573,545	$(37,435,501)	$(207,176,226)	$(31,578,098)	$(170,583,797)
Service Class	24,304,251	96,303,157	–	129,195,821	(231,415,208)	(1,029,968,862)	(207,110,957)	(804,469,884)
Institutional Class	12,019,474	52,909,521	–	65,125,731	(221,024,173)	(749,374,096)	(209,004,699)	(631,338,844)
R Class	198,389	710,708	–	412,286	(995,070)	(3,837,806)	(796,681)	(2,714,812)
K Class	147,180	1,531,364	–	838,644	(1,305,315)	(4,536,092)	(1,158,135)	(2,166,084)

Royce Total Return Fund
Investment Class	197,717,700	528,999,533	11,823,734	304,734,722	(499,470,980)	(849,880,581)	(289,929,546)	(16,146,326)
Service Class	44,063,238	269,258,191	697,995	44,274,371	(247,687,329)	(166,019,974)	(202,926,096)	147,512,588
Consultant Class	9,369,688	28,057,748	–	30,943,470	(25,809,115)	(54,173,983)	(16,439,427)	4,827,235
Institutional Class	91,395,774	215,408,392	2,418,920	52,099,575	(105,483,926)	(149,283,730)	(11,669,232)	118,224,237
W Class	31,029,446	74,148,184	913,108	21,587,603	(26,394,941)	(56,755,936)	5,547,613	38,979,851
R Class	7,308,789	21,893,247	41,367	5,827,458	(13,152,226)	(15,151,842)	(5,802,070)	12,568,863
K Class	31,069,222	107,190,612	251,613	21,610,891	(99,185,086)	(126,039,047)	(67,864,251)	2,762,456

Royce Heritage Fund
Investment Class	25,161,496	66,008,028	–	12,527,322	(3,528,798)	(4,946,365)	21,632,698	73,588,985
Service Class	6,282,920	14,757,297	–	23,773,697	(28,627,600)	(43,411,963)	(22,344,680)	(4,880,969)
Consultant Class	299,267	1,263,011	–	2,151,535	(1,212,997)	(2,515,165)	(913,730)	899,381
R Class	231,210	1,847,167	–	992,495	(1,761,154)	(1,268,414)	(1,529,944)	1,571,248
K Class	435,029	1,250,136	–	1,055,146	(490,150)	(3,637,243)	(55,121)	(1,331,961)

Royce Opportunity Fund
Investment Class	118,324,441	332,616,686	–	109,717,251	(141,233,478)	(228,261,969)	(22,909,037)	214,071,968
Service Class	28,423,417	143,463,729	–	33,163,722	(51,095,269)	(235,857,849)	(22,671,852)	(59,230,398)
Consultant Class	2,070,915	4,118,375	–	1,776,385	(2,282,374)	(2,557,349)	(211,459)	3,337,411
Institutional Class	84,053,756	166,839,476	–	73,390,855	(77,417,008)	(290,133,892)	6,636,748	(49,903,561)
R Class	9,233,491	13,143,525	–	2,051,002	(1,405,534)	(1,853,045)	7,827,957	13,341,482
K Class	8,151,688	8,593,690	–	1,712,998	(3,871,816)	(4,064,844)	4,279,872	6,241,844

Royce Special Equity Fund
Investment Class	156,929,076	493,764,184	–	187,724,022	(385,289,125)	(607,174,950)	(228,360,049)	74,313,256
Service Class	25,466,694	80,216,174	–	25,988,233	(68,853,997)	(69,704,292)	(43,387,303)	36,500,115
Consultant Class	2,401,525	5,375,063	–	6,011,027	(4,660,609)	(7,598,377)	(2,259,084)	3,787,713
Institutional Class	48,278,440	125,908,328	–	56,838,996	(53,389,399)	(163,427,568)	(5,110,959)	19,319,756

Royce Value Fund
Investment Class	11,290,599	39,278,557	–	13,139,768	(64,384,493)	(94,469,427)	(53,093,894)	(42,051,102)
Service Class	18,983,507	57,608,008	–	46,173,865	(111,546,385)	(384,234,842)	(92,562,878)	(280,452,969)
Consultant Class	1,264,115	2,142,085	–	2,179,045	(3,795,370)	(11,234,896)	(2,531,255)	(6,913,766)
Institutional Class	8,805,703	25,750,530	–	15,708,560	(20,046,369)	(60,814,438)	(11,240,666)	(19,355,348)
R Class	2,735,850	8,633,738	–	2,587,581	(4,842,044)	(17,983,761)	(2,106,194)	(6,762,442)
K Class	1,955,862	5,372,313	–	1,401,823	(6,369,163)	(11,489,956)	(4,413,301)	(4,715,820)

Royce Value Plus Fund
Investment Class	43,077,256	45,014,700	–	17,699,284	(42,127,598)	(94,732,454)	949,658	(32,018,470)
Service Class	42,673,021	72,297,178	–	65,183,044	(153,094,622)	(464,563,649)	(110,421,601)	(327,083,427)
Consultant Class	331,085	1,097,991	–	1,733,762	(2,756,699)	(3,753,070)	(2,425,614)	(921,317)
Institutional Class	7,777,927	25,026,020	–	10,959,037	(84,144,884)	(152,001,651)	(76,366,957)	(116,016,594)
R Class	105,561	998,626	–	124,721	(328,912)	(1,021,869)	(223,351)	101,478
K Class	139,053	453,654	–	102,901	(181,153)	(180,247)	(42,100)	376,308

Royce 100 Fund
Investment Class	7,232,208	18,939,455	–	7,654,869	(7,735,418)	(44,035,340)	(503,210)	(17,441,016)
Service Class	15,740,502	33,984,238	–	28,928,569	(33,456,005)	(83,130,559)	(17,715,503)	(20,217,752)
R Class	564,645	1,077,565	–	287,743	(475,840)	(1,494,820)	88,805	(129,512)
K Class	189,015	1,143,767	–	231,871	(1,450,090)	(3,312,275)	(1,261,075)	(1,936,637)

Royce Dividend Value Fund
Investment Class	22,914,283	95,594,378	860,238	13,847,962	(44,893,192)	(48,840,808)	(21,118,671)	60,601,532
Service Class	25,522,586	133,082,533	1,145,067	23,778,109	(59,138,885)	(65,610,178)	(32,471,232)	91,250,464
Consultant Class	117,441		41		–		117,482
Institutional Class	11,877,040	2,037,602	207,106	2,161,756	(1,064,145)	(1,691,088)	11,020,001	2,508,270

118 | The Royce Funds 2014 Semiannual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

Royce Global Value Fund
Investment Class	$17,259,022	$52,876,116	$–	$1,615,070	$(50,921,993)	$(81,698,507)	$(33,662,971)	$(27,207,321)
Service Class	3,282,580	11,030,665	–	397,892	(12,139,329)	(64,565,756)	(8,856,749)	(53,137,199)
Consultant Class	1,132,638	5,883,100	–	85,042	(2,124,837)	(4,873,143)	(992,199)	1,094,999
R Class	13,000	48,059	–	1,123	–	(32,126)	13,000	17,056
K Class	–	–	–	603	(20,000)	–	(20,000)	603

Royce International Smaller-Companies Fund
Investment Class	787,137		–		(103,300)		683,837
Service Class	19,566,046	15,275,210	–	2,054,964	(9,359,649)	(7,584,209)	10,206,397	9,745,965
Institutional Class	2,847,692		–		–		2,847,692

Royce Special Equity Multi-Cap Fund
Investment Class	13,800,747	19,293,138	–	3,704,628	(9,277,222)	(6,291,434)	4,523,525	16,706,332
Service Class	19,509,940	27,040,616	–	4,412,868	(7,246,486)	(10,431,782)	12,263,454	21,021,702
Consultant Class	4,433,204		–		(20,940)		4,412,264
Institutional Class	7,507,045	10,145,425	–	2,916,002	(9,704,979)	(6,513,470)	(2,197,934)	6,547,957

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

Royce Pennsylvania Mutual Fund
Investment Class	16,061,767	46,226,486	–	16,992,836	(50,580,736)	(89,595,361)	(34,518,969)	(26,376,039)
Service Class	3,951,538	12,154,062	–	2,231,345	(8,286,064)	(15,280,852)	(4,334,526)	(895,445)
Consultant Class	1,293,415	3,060,812	–	3,572,100	(4,366,003)	(9,417,039)	(3,072,588)	(2,784,127)
Institutional Class	10,834,237	16,645,215	–	2,974,759	(9,998,571)	(6,539,897)	835,666	13,080,077
R Class	312,771	954,600	–	168,937	(567,536)	(969,814)	(254,765)	153,723
K Class	75,223	277,728	–	49,089	(169,344)	(290,287)	(94,121)	36,530

Royce Micro-Cap Fund
Investment Class	959,952	6,259,092	–	2,671,284	(6,772,131)	(20,014,977)	(5,812,179)	(11,084,601)
Service Class	354,377	1,576,795	–	347,362	(1,172,961)	(4,567,474)	(818,584)	(2,643,317)
Consultant Class	94,691	305,187	–	633,631	(689,801)	(2,064,361)	(595,110)	(1,125,543)

Royce Premier Fund
Investment Class	7,400,481	30,376,140	–	21,769,221	(27,107,781)	(63,250,311)	(19,707,300)	(11,104,950)
Service Class	1,034,007	4,393,188	–	2,235,507	(3,120,413)	(21,601,163)	(2,086,406)	(14,972,468)
Consultant Class	61,012	172,593	–	361,940	(259,457)	(616,805)	(198,445)	(82,272)
Institutional Class	2,394,073	8,056,109	–	4,163,363	(5,771,873)	(12,779,832)	(3,377,800)	(560,360)
W Class	986,140	3,209,870	–	1,936,569	(3,598,259)	(8,004,577)	(2,612,119)	(2,858,138)
R Class	121,666	355,469	–	156,830	(185,584)	(518,060)	(63,918)	(5,761)
K Class	66,577	207,939	–	242,928	(252,242)	(562,131)	(185,665)	(111,264)

Royce Low-Priced Stock Fund
Investment Class	422,556	1,774,622	–	879,449	(2,661,732)	(14,606,981)	(2,239,176)	(11,952,910)
Service Class	1,759,562	6,805,969	–	9,802,415	(16,795,343)	(72,626,280)	(15,035,781)	(56,017,896)
Institutional Class	870,508	3,751,445	–	4,945,006	(15,883,451)	(53,328,942)	(15,012,943)	(44,632,491)
R Class	14,796	51,145	–	32,085	(74,344)	(276,221)	(59,548)	(192,991)
K Class	21,087	185,404	–	125,734	(189,393)	(545,525)	(168,306)	(234,387)

Royce Total Return Fund
Investment Class	12,155,747	34,008,791	715,492	19,177,169	(30,707,115)	(54,422,666)	(17,835,876)	(1,236,706)
Service Class	2,692,909	18,008,716	41,849	2,760,845	(15,138,600)	(10,349,897)	(12,403,842)	10,419,664
Consultant Class	569,942	1,777,940	–	1,916,004	(1,565,028)	(3,421,705)	(995,086)	272,239
Institutional Class	5,692,937	14,208,470	147,453	3,302,136	(6,513,666)	(9,643,829)	(673,276)	7,866,777
W Class	1,909,619	4,762,342	55,323	1,360,229	(1,622,033)	(3,582,702)	342,909	2,539,869
R Class	441,569	1,406,109	2,463	360,304	(788,691)	(960,345)	(344,659)	806,068
K Class	2,526,216	8,917,924	20,208	1,801,787	(8,067,290)	(10,408,606)	(5,520,866)	311,105

The Royce Funds 2014 Semiannual Report to Shareholders | 119

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares) (continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

Royce Heritage Fund
Investment Class	1,571,989	3,942,621	–	800,468	(217,104)	(306,338)	1,354,885	4,436,751
Service Class	390,906	922,749	–	1,522,989	(1,785,520)	(2,701,430)	(1,394,614)	(255,692)
Consultant Class	24,131	97,007	–	177,373	(97,703)	(197,298)	(73,572)	77,082
R Class	19,993	157,302	–	88,537	(151,360)	(105,420)	(131,367)	140,419
K Class	37,618	103,658	–	93,541	(42,187)	(298,103)	(4,569)	(100,904)

Royce Opportunity Fund
Investment Class	7,567,087	23,132,726	–	7,393,346	(9,039,348)	(15,864,897)	(1,472,261)	14,661,175
Service Class	1,893,119	10,451,801	–	2,327,279	(3,385,732)	(16,570,321)	(1,492,613)	(3,791,241)
Consultant Class	147,489	311,452	–	132,566	(162,428)	(197,400)	(14,939)	246,618
Institutional Class	5,295,923	11,676,520	–	4,892,724	(4,926,076)	(19,424,495)	369,847	(2,855,251)
R Class	625,571	956,791	–	145,771	(95,371)	(136,455)	530,200	966,107
K Class	595,108	657,201	–	130,963	(283,661)	(304,568)	311,447	483,596

Royce Special Equity Fund
Investment Class	6,452,976	20,852,805	–	7,776,472	(15,814,969)	(25,209,775)	(9,361,993)	3,419,502
Service Class	1,052,703	3,403,756	–	1,078,798	(2,849,473)	(2,906,242)	(1,796,770)	1,576,312
Consultant Class	105,042	237,789	–	264,105	(203,466)	(335,357)	(98,424)	166,537
Institutional Class	1,995,413	5,326,316	–	2,368,292	(2,201,108)	(6,731,297)	(205,695)	963,311

Royce Value Fund
Investment Class	842,609	3,135,123	–	1,007,651	(4,774,536)	(7,726,784)	(3,931,927)	(3,584,010)
Service Class	1,426,241	4,676,686	–	3,551,836	(8,379,587)	(31,037,970)	(6,953,346)	(22,809,448)
Consultant Class	100,676	183,439	–	178,027	(302,382)	(967,471)	(201,706)	(606,005)
Institutional Class	655,981	2,092,657	–	1,203,721	(1,504,062)	(4,871,428)	(848,081)	(1,575,050)
R Class	210,338	708,108	–	203,266	(370,439)	(1,452,191)	(160,101)	(540,817)
K Class	185,742	541,528	–	136,497	(604,930)	(1,140,643)	(419,188)	(462,618)

Royce Value Plus Fund
Investment Class	2,464,587	2,851,911	–	1,079,225	(2,458,413)	(5,994,135)	6,174	(2,062,999)
Service Class	2,452,525	4,643,803	–	3,998,960	(9,042,898)	(29,187,654)	(6,590,373)	(20,544,891)
Consultant Class	20,688	72,690	–	112,509	(172,415)	(252,539)	(151,727)	(67,340)
Institutional Class	452,115	1,576,410	–	666,203	(4,874,279)	(9,418,226)	(4,422,164)	(7,175,613)
R Class	6,428	66,892	–	7,884	(19,858)	(67,496)	(13,430)	7,280
K Class	11,278	39,389	–	8,932	(15,140)	(15,469)	(3,862)	32,852

Royce 100 Fund
Investment Class	734,701	1,918,300	–	786,729	(773,506)	(4,481,066)	(38,805)	(1,776,037)
Service Class	1,579,421	3,419,533	–	2,991,579	(3,377,227)	(8,383,582)	(1,797,806)	(1,972,470)
R Class	45,162	85,981	–	23,585	(38,228)	(123,506)	6,934	(13,940)
K Class	14,835	92,262	–	18,760	(115,562)	(254,841)	(100,727)	(143,819)

Royce Dividend Value Fund
Investment Class	2,597,978	11,682,957	96,396	1,624,572	(5,119,041)	(5,819,566)	(2,424,667)	7,487,963
Service Class	2,875,472	15,995,933	127,028	2,758,492	(6,676,180)	(7,734,636)	(3,673,680)	11,019,789
Consultant Class	11,622		4		–		11,626
Institutional Class	1,361,316	245,393	23,248	254,395	(121,724)	(202,230)	1,262,840	297,558

Royce Global Value Fund
Investment Class	1,218,149	4,055,905	–	122,354	(3,729,385)	(6,270,310)	(2,511,236)	(2,092,051)
Service Class	232,746	840,469	–	29,962	(862,980)	(4,915,611)	(630,234)	(4,045,180)
Consultant Class	81,081	452,132	–	6,467	(151,758)	(378,187)	(70,677)	80,412
R Class	1,240	4,926	–	114	–	(3,429)	1,240	1,611
K Class	–	–	–	61	(1,992)	–	(1,992)	61

Royce International Smaller-Companies Fund
Investment Class	78,688		–		(10,000)		68,688
Service Class	1,636,848	1,306,197	–	176,089	(775,804)	(646,447)	861,044	835,839
Institutional Class	284,769		–		–		284,769

Royce Special Equity Multi-Cap Fund
Investment Class	919,852	1,419,512	–	256,021	(622,824)	(446,425)	297,028	1,229,108
Service Class	1,309,073	1,938,884	–	303,917	(487,562)	(754,027)	821,511	1,488,774
Consultant Class	426,322		–		(2,000)		424,322
Institutional Class	516,269	791,666	–	201,381	(654,138)	(426,933)	(137,869)	566,114

120 | The Royce Funds 2014 Semiannual Report to Shareholders

Investment Adviser and Distributor:

Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2015, is shown below to the extent that it impacted net expenses for the six months ended June 30, 2014. See the Prospectus for contractual waiver expiration dates.

	Annual contractual								Period ended
	advisory fee as a	Committed net annual operating expense ratio cap							June 30, 2014
	percentage of	Investment	Service	Consultant	Institutional				Net advisory	Advisory
	average net assets[1]	Class[4]	Class[4]	Class[4]	Class[4]	W Class[4]	R Class[4]	K Class[4]	fees	fees waived
Royce Pennsylvania Mutual Fund	0.75%[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$26,052,274	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	5,012,316	–
Royce Premier Fund	0.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	31,590,867	–
Royce Low-Priced Stock Fund	1.15%[3]	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	6,898,971	–
Royce Total Return Fund	0.96%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	25,257,317	–
Royce Heritage Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	1,803,943	–
Royce Opportunity Fund	0.99%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12,581,702	–
Royce Special Equity Fund	0.98%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	16,474,798	–
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5,381,629	–
Royce Value Plus Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	5,768,517	–
Royce 100 Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	1,419,837	–
Royce Dividend Value Fund	1.00%	N/A	N/A	2.24%	1.04%	N/A	N/A	N/A	3,082,326	12,776
Royce Global Value Fund	1.25%	N/A	1.69%	2.44%	N/A	N/A	1.99%	1.74%	1,280,863	–
Royce International Smaller-Companies Fund	1.25%	1.44%	1.69%	N/A	1.44%	N/A	N/A	N/A	299,709	10,381
Royce Special Equity Multi-Cap Fund	0.85%	N/A	1.24%	1.99%	0.89%	N/A	N/A	N/A	837,484	1,388

[1]

From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund, 1.25% for Royce Global Value Fund and Royce International Smaller-Companies Fund and 0.85% for Royce Special Equity Multi-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum.

[2]

Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	The base annual contractual advisory fee for Royce Low-Priced Stock Fund has been reduced to 1.00% effective July 1, 2014.
[4]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended June 30, 2014

	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$697,081	$–
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	3,754,875	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	105,500	–
Royce Pennsylvania Mutual Fund – K Class	0.25%	13,532	–
Royce Micro-Cap Fund – Service Class	0.25%	86,160	–
Royce Micro-Cap Fund – Consultant Class	1.00%	548,754	–
Royce Premier Fund – Service Class	0.25%	369,668	–
Royce Premier Fund – Consultant Class	1.00%	324,462	–
Royce Premier Fund – R Class	0.50%	78,739	–
Royce Premier Fund – K Class	0.25%	9,532	–
Royce Low-Priced Stock Fund – Service Class	0.25%	1,069,514	44,563
Royce Low-Priced Stock Fund – R Class	0.50%	6,246	–
Royce Low-Priced Stock Fund – K Class	0.25%	3,644	–
Royce Total Return Fund – Service Class	0.25%	485,604	–
Royce Total Return Fund – Consultant Class	1.00%	1,945,578	–
Royce Total Return Fund – R Class	0.50%	170,524	–
Royce Total Return Fund – K Class	0.25%	201,459	–
Royce Heritage Fund – Service Class	0.25%	227,069	30,964
Royce Heritage Fund – Consultant Class	1.00%	75,581	–
Royce Heritage Fund – R Class	0.50%	14,676	–
Royce Heritage Fund – K Class	0.25%	7,953	–
Royce Opportunity Fund – Service Class	0.25%	254,839	–
Royce Opportunity Fund – Consultant Class	1.00%	92,867	–
Royce Opportunity Fund – R Class	0.50%	66,584	–
Royce Opportunity Fund – K Class	0.25%	25,343	–

The Royce Funds 2014 Semiannual Report to Shareholders | 121

Notes to Financial Statements (unaudited) (continued)

Distributor (continued):
		Period ended June 30, 2014

	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Special Equity Fund – Service Class	0.25%	$382,047	$–
Royce Special Equity Fund – Consultant Class	1.00%	339,305	–
Royce Value Fund – Service Class	0.25%	772,816	–
Royce Value Fund – Consultant Class	1.00%	149,823	–
Royce Value Fund – R Class	0.50%	89,579	–
Royce Value Fund – K Class	0.25%	17,320	–
Royce Value Plus Fund – Service Class	0.25%	888,085	77,225
Royce Value Plus Fund – Consultant Class	1.00%	109,044	–
Royce Value Plus Fund – R Class	0.50%	3,717	–
Royce Value Plus Fund – K Class	0.25%	1,179	–
Royce 100 Fund – Service Class	0.25%	252,759	21,979
Royce 100 Fund – R Class	0.50%	6,821	–
Royce 100 Fund – K Class	0.25%	2,149	–
Royce Dividend Value Fund – Service Class	0.25%	462,597	19,275
Royce Dividend Value Fund – Consultant Class	1.00%	192	–
Royce Global Value Fund – Service Class	0.25%	56,002	–
Royce Global Value Fund – Consultant Class	1.00%	129,520	–
Royce Global Value Fund – R Class	0.50%	279	–
Royce Global Value Fund – K Class	0.25%	35	–
Royce International Smaller-Companies Fund – Service Class	0.25%	58,084	–
Royce Special Equity Multi-Cap Fund – Service Class	0.25%	96,238	8,368
Royce Special Equity Multi-Cap Fund – Consultant Class	1.00%	11,539	–

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2014, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Royce Pennsylvania Mutual Fund	$870,655,760	$1,369,407,669
Royce Micro-Cap Fund	76,306,340	185,139,646
Royce Premier Fund	257,657,649	781,182,684
Royce Low-Priced Stock Fund	53,554,303	498,279,226
Royce Total Return Fund	429,423,330	876,894,321
Royce Heritage Fund	76,823,064	61,136,723
Royce Opportunity Fund	463,856,552	480,657,488
Royce Special Equity Fund	328,151,622	561,314,469
Royce Value Fund	195,050,444	364,206,102
Royce Value Plus Fund	305,088,862	424,169,589
Royce 100 Fund	45,710,647	51,938,335
Royce Dividend Value Fund	86,185,865	92,693,370
Royce Global Value Fund	34,301,647	74,833,586
Royce International Smaller-Companies Fund	27,313,284	13,652,277
Royce Special Equity Multi-Cap Fund	45,683,343	35,420,315

Class Specific Expenses:

Class specific expenses were as follows for the period ended June 30, 2014:

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Pennsylvania Mutual Fund – Investment Class	$–	$2,507,711	$386,608	$25,201	$(294)	$2,919,226	$–
Royce Pennsylvania Mutual Fund – Service Class	697,081	446,021	82,164	7,429	(11)	1,232,684	–
Royce Pennsylvania Mutual Fund – Consultant Class	3,754,875	371,001	88,825	7,301	(65)	4,221,937	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	3,721	19,606	7,487	(1)	30,813	–
Royce Pennsylvania Mutual Fund – R Class	105,500	43,492	3,004	595	(10)	152,581	–
Royce Pennsylvania Mutual Fund – K Class	13,532	13,487	958	595	(1)	28,571	–
	4,570,988	3,385,433	581,165	48,608	(382)
Royce Micro-Cap Fund – Investment Class	–	373,887	137,430	10,837	(86)	522,068	–
Royce Micro-Cap Fund – Service Class	86,160	24,784	15,998	5,660	(8)	132,594	23,172
Royce Micro-Cap Fund – Consultant Class	548,754	60,909	14,276	6,079	(17)	630,001	–
	634,914	459,580	167,704	22,576	(111)		23,172
122 | The Royce Funds 2014 Semiannual Report to Shareholders

Class Specific Expenses (continued):

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Premier Fund – Investment Class	$–	$2,049,678	$535,519	$22,618	$(262)	$2,607,553	$–
Royce Premier Fund – Service Class	369,668	278,159	45,123	6,018	(24)	698,944	–
Royce Premier Fund – Consultant Class	324,462	29,851	7,100	5,458	(9)	366,862	–
Royce Premier Fund – Institutional Class	–	5,189	34,173	7,388	(2)	46,748	–
Royce Premier Fund – W Class	–	207,598	68,540	9,784	(44)	285,878	–
Royce Premier Fund – R Class	78,739	33,880	5,143	595	(2)	118,355	–
Royce Premier Fund – K Class	9,532	12,027	613	596	–	22,768	–
	782,401	2,616,382	696,211	52,457	(343)
Royce Low-Priced Stock Fund – Investment Class	–	81,011	11,717	6,279	(2)	99,005	85,624
Royce Low-Priced Stock Fund – Service Class	1,069,514	876,865	141,081	9,881	(104)	2,097,237	826,212
Royce Low-Priced Stock Fund – Institutional Class	–	3,731	80,801	7,411	(1)	91,942	–
Royce Low-Priced Stock Fund – R Class	6,246	7,039	801	596	(1)	14,681	6,755
Royce Low-Priced Stock Fund – K Class	3,644	8,366	677	595	–	13,282	7,693
	1,079,404	977,012	235,077	24,762	(108)		926,284
Royce Total Return Fund – Investment Class	–	1,818,565	354,674	16,872	(254)	2,189,857	–
Royce Total Return Fund – Service Class	485,604	342,160	157,077	26,861	(10)	1,011,692	–
Royce Total Return Fund – Consultant Class	1,945,578	193,231	44,976	7,381	(45)	2,191,121	–
Royce Total Return Fund – Institutional Class	–	6,127	18,223	7,333	(3)	31,680	–
Royce Total Return Fund – W Class	–	114,290	36,158	10,526	(2)	160,972	–
Royce Total Return Fund – R Class	170,524	68,758	4,398	595	(7)	244,268	–
Royce Total Return Fund – K Class	201,459	207,692	4,203	597	(2)	413,949	–
	2,803,165	2,750,823	619,709	70,165	(323)
Royce Heritage Fund – Investment Class	–	11,615	1,979	6,330	(2)	19,922	–
Royce Heritage Fund – Service Class	227,069	102,335	30,799	9,040	(56)	369,187	–
Royce Heritage Fund – Consultant Class	75,581	11,609	3,839	5,283	(5)	96,307	–
Royce Heritage Fund – R Class	14,676	8,338	823	596	(1)	24,432	1,346
Royce Heritage Fund – K Class	7,953	10,619	1,126	596	–	20,294	3,245
	325,279	144,516	38,566	21,845	(64)		4,591
Royce Opportunity Fund – Investment Class	–	613,218	88,104	12,338	(138)	713,522	–
Royce Opportunity Fund – Service Class	254,839	262,542	29,938	6,455	(5)	553,769	–
Royce Opportunity Fund – Consultant Class	92,867	12,008	2,692	5,400	(4)	112,963	–
Royce Opportunity Fund – Institutional Class	–	3,675	16,061	7,687	(2)	27,421	–
Royce Opportunity Fund – R Class	66,584	19,193	1,373	594	(2)	87,742	–
Royce Opportunity Fund – K Class	25,343	9,209	839	594	(1)	35,984	–
	439,633	919,845	139,007	33,068	(152)
Royce Special Equity Fund – Investment Class	–	1,091,710	221,475	22,641	(119)	1,335,707	–
Royce Special Equity Fund – Service Class	382,047	212,953	49,745	7,827	(86)	652,486	68,167
Royce Special Equity Fund – Consultant Class	339,305	31,419	7,568	5,592	(8)	383,876	–
Royce Special Equity Fund – Institutional Class	–	4,306	4,683	7,098	(1)	16,086	–
	721,352	1,340,388	283,471	43,158	(214)		68,167
Royce Value Fund – Investment Class	–	98,345	35,593	6,474	(64)	140,348	–
Royce Value Fund – Service Class	772,816	506,829	99,460	10,876	(87)	1,389,894	–
Royce Value Fund – Consultant Class	149,823	22,388	4,458	5,218	(2)	181,885	–
Royce Value Fund – Institutional Class	–	3,561	742	6,382	–	10,685	–
Royce Value Fund – R Class	89,579	43,666	1,870	596	(3)	135,708	–
Royce Value Fund – K Class	17,320	20,922	2,605	595	(1)	41,441	–
	1,029,538	695,711	144,728	30,141	(157)
Royce Value Plus Fund – Investment Class	–	284,775	57,732	7,532	(2)	350,037	–
Royce Value Plus Fund – Service Class	888,085	656,816	143,901	10,583	(85)	1,699,300	–
Royce Value Plus Fund – Consultant Class	109,044	20,155	3,923	5,135	(3)	138,254	–
Royce Value Plus Fund – Institutional Class	–	4,110	18,431	5,826	(1)	28,366	–
Royce Value Plus Fund – R Class	3,717	4,820	423	595	–	9,555	3,583
Royce Value Plus Fund – K Class	1,179	3,888	221	595	–	5,883	3,269
	1,002,025	974,564	224,631	30,266	(91)		6,852
Royce 100 Fund – Investment Class	–	28,620	6,096	6,259	–	40,975	–
Royce 100 Fund – Service Class	252,759	134,547	63,979	9,023	(32)	460,276	–
Royce 100 Fund – R Class	6,821	6,875	1,159	592	(3)	15,444	4,569
Royce 100 Fund – K Class	2,149	6,280	437	595	–	9,461	4,712
	261,729	176,322	71,671	16,469	(35)		9,281

The Royce Funds 2014 Semiannual Report to Shareholders | 123

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses (continued):

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Dividend Value Fund – Investment Class	$–	$105,304	$26,886	$8,584	$(4)	$140,770	$–
Royce Dividend Value Fund – Service Class	462,597	209,221	68,522	14,453	(314)	754,479	–
Royce Dividend Value Fund – Consultant Class	192	2,336	37	5,497	–	8,062	7,833
Royce Dividend Value Fund – Institutional Class	–	2,956	128	5,078	–	8,162	8,162
	462,789	319,817	95,573	33,612	(318)		15,995
Royce Global Value Fund – Investment Class	–	70,356	22,434	10,546	(1)	103,335	–
Royce Global Value Fund – Service Class	56,002	46,863	13,003	7,015	(17)	122,866	47,336
Royce Global Value Fund – Consultant Class	129,520	12,608	2,822	5,604	(7)	150,547	9,858
Royce Global Value Fund – R Class	279	2,966	55	592	–	3,892	3,535
Royce Global Value Fund – K Class	35	2,961	49	592	–	3,637	3,584
	185,836	135,754	38,363	24,349	(25)		64,313
Royce International Smaller-Companies Fund –
Investment Class	–	3,433	51	6,586	–	10,070	10,070
Royce International Smaller-Companies Fund –
Service Class	58,084	25,144	4,702	11,197	(5)	99,122	36,921
Royce International Smaller-Companies Fund –
Institutional Class	–	3,390	49	6,532	–	9,971	9,970
	58,084	31,967	4,802	24,315	(5)		56,961
Royce Special Equity Multi-Cap Fund –
Investment Class	–	8,148	8,348	7,171	(1)	23,666	–
Royce Special Equity Multi-Cap Fund –
Service Class	96,238	41,968	32,072	7,944	(5)	178,217	35,056
Royce Special Equity Multi-Cap Fund –
Consultant Class	11,539	3,392	52	7,200	–	22,183	9,562
Royce Special Equity Multi-Cap Fund –
Institutional Class	–	3,005	167	6,366	–	9,538	9,538
	107,777	56,513	40,639	28,681	(6)		54,156

Tax Information:
At June 30, 2014, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,619,486,049	$2,390,175,479	$2,517,310,385	$127,134,906
Royce Micro-Cap Fund	593,446,224	174,245,869	222,726,835	48,480,966
Royce Premier Fund	4,276,745,971	2,836,368,513	3,024,153,456	187,784,943
Royce Low-Priced Stock Fund	867,240,677	313,551,849	392,644,292	79,092,443
Royce Total Return Fund	3,376,335,962	1,870,883,063	1,994,076,904	123,193,841
Royce Heritage Fund	300,884,727	81,988,447	88,188,938	6,200,491
Royce Opportunity Fund	2,287,155,865	511,256,970	667,024,017	155,767,047
Royce Special Equity Fund	2,540,205,789	809,835,421	819,311,829	9,476,408
Royce Value Fund	782,740,902	263,083,609	288,592,363	25,508,754
Royce Value Plus Fund	932,138,808	303,868,568	338,462,013	34,593,445
Royce 100 Fund	204,948,078	83,020,093	84,296,484	1,276,391
Royce Dividend Value Fund	485,189,093	140,628,320	152,163,407	11,535,087
Royce Global Value Fund	225,373,526	(2,693,594)	32,289,364	34,982,958
Royce International Smaller-Companies Fund	51,136,073	4,148,581	6,573,067	2,424,486
Royce Special Equity Multi-Cap Fund	179,515,719	38,598,064	40,901,201	2,303,137

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

124 | The Royce Funds 2014 Semiannual Report to Shareholders

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2014:

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/13	12/31/13	Purchases	Sales	(Loss)	Income	6/30/14	6/30/14
Royce Pennsylvania Mutual Fund
America’s Car-Mart	711,516	$30,047,321	$–	$–	$–	$–	711,516	$28,140,458
DTS	1,044,829	25,054,999	454,185	–	–	–	1,069,829	19,695,552
Fabrinet[1]	1,727,113	35,509,443	3,582,301	6,158,629	446,842	–
Key Tronic	697,735	7,689,040	1,117	–	–	–	697,835	7,313,311
Landauer	492,200	25,894,642	1,375,615	–	–	570,570	518,700	21,785,400
PICO Holdings	1,056,784	24,422,278	6,427,984	–	–	–	1,319,011	31,339,701
Preformed Line Products	349,478	25,567,810	182,411	–	–	140,991	352,478	18,973,891
Stanley Furniture[1]	962,235	3,694,982	–	14,879,061	(12,329,138)	–
Weyco Group	590,500	17,378,415	–	–	–	218,485	590,500	16,185,605
		195,258,930			(11,882,296)	930,046		143,433,918
Royce Micro-Cap Fund
Key Technology	370,814	5,313,765	–	–	–	–	370,814	4,568,428
Lincoln Educational Services	1,295,222	6,450,206	–	1,203,160	(707,621)	168,076	1,200,543	5,390,438
Truett-Hurst Cl. A	191,900	800,223	–	–	–	–	191,900	976,771
		12,564,194			(707,621)	168,076		10,935,637
Royce Premier Fund
Acacia Research	3,152,289	45,834,282	8,271,457	–	–	894,088	3,701,351	65,698,980
Benchmark Electronics	2,843,900	65,637,212	–	–	–	–	2,843,900	72,462,572
Cabot Microelectronics	1,720,272	78,616,431	–	6,765,913	2,843,436	–	1,493,474	66,683,614
Cal-Maine Foods	1,721,686	103,697,148	–	1,514,351	1,618,242	1,609,495	1,671,686	124,239,703
Cirrus Logic	4,420,181	90,304,298	29,263,088	–	–	–	5,960,200	135,534,948
Fair Isaac	1,732,600	108,876,584	–	–	–	69,304	1,732,600	110,470,576
Fairchild Semiconductor International[1]	6,833,112	91,222,045	–	33,486,957	(3,799,667)	–
Globe Specialty Metals	5,532,472	99,639,821	2,875,611	–	–	841,121	5,682,472	118,081,768
Kennedy-Wilson Holdings	3,073,344	68,381,904	54,497,466	–	–	910,560	5,379,014	144,265,156
Medicines Company (The)	2,753,525	106,341,135	31,672,063	–	–	–	3,856,288	112,063,729
MKS Instruments	3,071,910	91,972,985	6,800,500	–	–	1,043,246	3,296,910	102,995,469
Myriad Genetics	6,343,965	133,096,386	–	–	–	–	6,343,965	246,907,118
Pan American Silver	8,194,097	95,870,935	6,059,630	–	–	1,811,689	8,625,597	132,402,914
Sanderson Farms	1,329,008	96,127,148	–	3,498,957	2,021,330	517,603	1,259,008	122,375,578
Schnitzer Steel Industries Cl. A	2,008,038	65,602,602	–	–	–	753,014	2,008,038	52,349,551
Semperit AG Holding	1,917,496	94,951,140	1,948,267	–	–	2,753,011	1,952,496	119,641,512
Silver Standard Resources[1]	4,115,069	28,640,880	–	16,612,481	(11,501,908)	–
Simpson Manufacturing	2,705,933	99,388,919	–	527,013	178,074	338,242	2,685,933	97,660,524
Strayer Education	1,018,485	35,107,178	–	–	–	–	1,018,485	53,480,648
Thor Industries	4,216,757	232,891,489	–	1,734,222	1,419,442	1,928,208	4,166,757	236,963,470
Trican Well Service	8,077,100	98,696,878	6,725,525	–	–	1,029,053	8,627,100	139,304,562
Unit Corporation	2,810,073	145,055,968	–	8,903,487	2,261,432	–	2,640,073	181,716,225
Woodward	3,806,024	173,592,755	–	–	–	608,964	3,806,024	190,986,284
		2,249,546,123			(4,959,619)	15,107,598		2,626,284,901
Royce Low-Priced Stock Fund
Gladstone Land	501,200	8,119,440	–	–	–	90,216	501,200	6,510,588
Seabridge Gold[1]	2,476,592	18,079,122	–	3,013,014	(467,019)	–
Universal Technical Institute	1,468,679	20,429,325	–	3,612,222	(1,132,343)	265,830	1,279,151	15,528,893
WaterFurnace Renewable Energy[1]	814,500	18,394,780	–	7,251,895	1,233,705	346,163
		65,022,667			(365,657)	702,209		22,039,481
Royce Total Return Fund
Barry (R.G.)	1,045,808	20,184,094	–	1,016,046	635,977	104,581	959,902	18,190,143
Chase Corporation	773,974	27,321,282	–	–	–	–	773,974	26,423,472
Houston Wire & Cable	1,216,073	16,271,057	2,633,615	224,044	(34,646)	305,088	1,402,225	17,401,612
Mueller (Paul) Company	116,700	3,571,020	–	–	–	–	116,700	4,900,233
Peapack-Gladstone Financial	604,692	11,549,617	–	–	–	60,469	604,692	12,825,517
Starrett (L.S.) Company (The) Cl. A	529,400	7,713,358	–	–	–	105,880	529,400	8,142,172
Village Super Market Cl. A1	732,024	22,700,064	–	1,480,048	(284,587)	347,044
		109,310,492			316,744	923,062		87,883,149

The Royce Funds 2014 Semiannual Report to Shareholders  |  125

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/13	12/31/13	Purchases	Sales	(Loss)	Income	6/30/14	6/30/14
Royce Opportunity Fund
BTU International	723,141	$2,111,572	$51,975	$–	$–	$–	739,941	$2,419,607
CTPartners Executive Search	483,837	2,709,487	391,356	–	–	–	530,920	4,964,102
Dixie Group[1]	802,653	10,595,020	119,589	720,637	45,387	–
Hardinge	629,571	9,109,892	165,052	–	–	25,443	642,571	8,128,523
Interphase Corporation	384,001	1,488,004	137,699	–	–	–	412,503	1,786,138
Kid Brands[1]	1,202,959	1,227,018	–	3,981,741	(3,784,318)	–
LMI Aerospace	651,335	9,600,678	704,874	–	–	–	702,435	9,187,850
Magnetek	166,017	3,971,127	409,939	–	–	–	187,063	4,461,453
Pericom Semiconductor	1,380,517	12,231,381	494,953	–	–	–	1,439,417	13,012,330
Planar Systems	1,625,599	4,129,021	–	142,608	(111,248)	–	1,614,099	3,954,543
SigmaTron International	354,872	3,140,617	–	195,671	(34,313)	–	341,372	4,116,946
Spire Corporation	660,120	316,924	5,807	–	–	–	668,200	421,634
TRC Companies	1,712,926	12,230,292	61,821	–	–	–	1,725,526	10,732,772
		72,861,033			(3,884,492)	25,443		63,185,898
Royce Special Equity Fund
Arden Group Cl. A1	243,000	30,741,930	–	17,835,615	12,903,784	–
Atrion Corporation	167,000	49,473,750	–	4,156,449	2,690,882	198,664	145,000	47,270,000
AVX Corporation	9,298,500	129,528,105	16,229,657	–	–	1,913,336	10,535,000	139,904,800
Bowl America Cl. A	343,047	4,912,433	14	–	–	113,206	343,048	5,317,244
Children’s Place	2,100,000	119,637,000	3,703,448	–	–	573,725	2,170,000	107,697,100
CSS Industries	974,000	27,934,320	–	–	–	292,200	974,000	25,684,380
EnerSys[1]	2,391,000	167,585,190	570,479	29,445,906	21,334,703	563,768
Finish Line (The) Cl. A	4,958,000	139,666,860	–	–	–	793,280	4,958,000	147,450,920
Foster (L.B.) Company	1,000,000	47,290,000	–	–	–	60,000	1,000,000	54,120,000
Frisch’s Restaurants	505,100	12,945,713	–	–	–	181,836	505,100	11,920,360
Hawkins	989,000	36,780,910	–	5,994,135	(532,069)	344,765	840,000	31,197,600
Hurco Companies	471,000	11,779,710	–	–	–	65,940	471,000	13,282,200
LeapFrog Enterprises Cl. A	4,100,000	32,554,000	16,337,274	–	–	–	6,352,200	46,688,670
Minerals Technologies	3,075,000	184,715,250	417,912	13,727,329	7,255,113	301,805	2,752,342	180,498,588
National Presto Industries	656,500	52,848,250	–	–	–	3,315,325	656,500	47,819,460
Park Electrochemical	2,011,000	57,755,920	–	3,802,442	(378,343)	5,222,728	1,890,000	53,316,900
Plantronics	2,215,000	102,886,750	3,182,875	–	–	567,491	2,290,057	110,037,239
ScanSource	930,000	39,459,900	41,343,197	–	–	–	2,011,447	76,595,901
Scholastic Corporation	2,910,000	98,969,100	–	–	–	873,000	2,910,000	99,201,900
Schulman (A.)[1]	1,487,000	52,431,620	–	21,749,761	11,364,009	536,814
Schweitzer-Mauduit International	2,638,557	135,806,529	2,118,151	–	–	1,905,947	2,688,913	117,397,942
Standard Motor Products	2,250,000	82,800,000	625,137	–	–	587,340	2,268,000	101,311,560
UniFirst Corporation	1,481,570	158,527,990	5,827,556	–	–	113,601	1,542,278	163,481,468
Universal Corporation	1,296,000	70,761,600	8,832,406	176,421	5,695	1,352,686	1,459,700	80,794,395
Weis Markets	1,144,500	60,154,920	11,608,401	–	–	778,315	1,389,830	63,556,926
		1,907,947,750			54,643,774	20,655,772		1,724,545,553
Royce Value Plus Fund
NumereX Corporation Cl. A1	1,030,200	13,341,090	–	362,809	(12,580)	–
		13,341,090			(12,580)	–

[1] Not an Affiliated Company at June 30, 2014.

126  |  The Royce Funds 2014 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2014, and held for the entire six-month period ended June 30, 2014. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2014, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/14	6/30/14	Period[1]	1/1/14	6/30/14	Period[1]	Ratio[2]
Investment Class

Royce Pennsylvania Mutual Fund	$1,000.00	$1,020.37	$4.51	$1,000.00	$1,020.33	$4.51	0.90%
Royce Micro-Cap Fund	1,000.00	1,010.19	7.58	1,000.00	1,017.26	7.60	1.52%
Royce Premier Fund	1,000.00	1,073.27	5.50	1,000.00	1,019.49	5.36	1.07%
Royce Low-Priced Stock Fund	1,000.00	1,091.91	6.43	1,000.00	1,018.65	6.21	1.24%
Royce Total Return Fund	1,000.00	1,027.40	5.58	1,000.00	1,019.29	5.56	1.11%
Royce Heritage Fund[3]	1,000.00	1,030.79	5.49	1,000.00	1,019.39	5.46	1.09%
Royce Opportunity Fund	1,000.00	1,030.24	5.64	1,000.00	1,019.24	5.61	1.12%
Royce Special Equity Fund	1,000.00	1,001.60	5.56	1,000.00	1,019.24	5.61	1.12%
Royce Value Fund	1,000.00	1,035.50	6.06	1,000.00	1,018.84	6.01	1.20%
Royce Value Plus Fund	1,000.00	1,041.69	6.68	1,000.00	1,018.25	6.61	1.32%
Royce 100 Fund	1,000.00	1,029.67	5.94	1,000.00	1,018.94	5.91	1.18%
Royce Dividend Value Fund	1,000.00	1,033.83	6.00	1,000.00	1,018.89	5.96	1.19%
Royce Global Value Fund	1,000.00	1,111.03	7.90	1,000.00	1,017.31	7.55	1.51%
Royce International Smaller-Companies Fund	1,000.00	1,064.00	6.51	1,000.00	1,015.61	6.36	1.44%
Royce Special Equity Multi-Cap Fund	1,000.00	1,054.96	4.94	1,000.00	1,019.98	4.86	0.97%

Service Class

Royce Pennsylvania Mutual Fund	1,000.00	1,018.38	6.11	1,000.00	1,018.74	6.11	1.22%
Royce Micro-Cap Fund	1,000.00	1,010.32	8.27	1,000.00	1,016.56	8.30	1.66%
Royce Premier Fund	1,000.00	1,070.97	7.39	1,000.00	1,017.65	7.20	1.44%
Royce Low-Priced Stock Fund	1,000.00	1,090.31	7.72	1,000.00	1,017.41	7.45	1.49%
Royce Total Return Fund	1,000.00	1,025.32	7.58	1,000.00	1,017.31	7.55	1.51%
Royce Heritage Fund[3]	1,000.00	1,029.01	7.09	1,000.00	1,017.80	7.05	1.41%
Royce Opportunity Fund	1,000.00	1,027.48	7.84	1,000.00	1,017.06	7.80	1.56%
Royce Special Equity Fund	1,000.00	1,000.00	6.89	1,000.00	1,017.90	6.95	1.39%
Royce Value Fund	1,000.00	1,034.12	7.46	1,000.00	1,017.46	7.40	1.48%
Royce Value Plus Fund	1,000.00	1,040.76	7.49	1,000.00	1,017.46	7.40	1.48%
Royce 100 Fund	1,000.00	1,027.86	7.34	1,000.00	1,017.55	7.30	1.46%
Royce Dividend Value Fund	1,000.00	1,033.50	7.21	1,000.00	1,017.70	7.15	1.43%
Royce Global Value Fund	1,000.00	1,110.38	8.84	1,000.00	1,016.41	8.45	1.69%

The Royce Funds 2014 Semiannual Report to Shareholders  |  127

Understanding Your Fund’s Expenses (unaudited) (continued)

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/14	6/30/14	Period[1]	1/1/14	6/30/14	Period[1]	Ratio[2]
Service Class (continued)
Royce International Smaller-Companies Fund	$1,000.00	$1,065.89	$8.61	$1,000.00	$1,016.46	$8.40	1.68%
Royce Special Equity Multi-Cap Fund	1,000.00	1,053.48	6.31	1,000.00	1,018.65	6.21	1.24%

Consultant Class

Royce Pennsylvania Mutual Fund	1,000.00	1,014.66	9.49	1,000.00	1,015.37	9.49	1.90%
Royce Micro-Cap Fund	1,000.00	1,005.52	12.38	1,000.00	1,012.45	12.42	2.49%
Royce Premier Fund	1,000.00	1,067.42	10.76	1,000.00	1,014.38	10.49	2.10%
Royce Total Return Fund	1,000.00	1,022.78	10.58	1,000.00	1,014.33	10.54	2.11%
Royce Heritage Fund[3]	1,000.00	1,024.66	11.70	1,000.00	1,013.24	11.63	2.33%
Royce Opportunity Fund	1,000.00	1,024.25	11.19	1,000.00	1,013.74	11.13	2.23%
Royce Special Equity Fund	1,000.00	996.61	10.59	1,000.00	1,014.18	10.69	2.14%
Royce Value Fund	1,000.00	1,030.76	11.33	1,000.00	1,013.64	11.23	2.25%
Royce Value Plus Fund	1,000.00	1,036.90	11.62	1,000.00	1,013.39	11.48	2.30%
Royce Dividend Value Fund	1,000.00	1,034.51	6.37	1,000.00	1,007.71	6.28	2.24%
Royce Global Value Fund	1,000.00	1,106.35	12.74	1,000.00	1,012.69	12.18	2.44%
Royce Special Equity Multi-Cap Fund	1,000.00	1,109.00	8.91	1,000.00	1,012.78	8.50	1.99%

Institutional Class

Royce Pennsylvania Mutual Fund	1,000.00	1,021.02	3.96	1,000.00	1,020.88	3.96	0.79%
Royce Premier Fund	1,000.00	1,073.51	5.04	1,000.00	1,019.93	4.91	0.98%
Royce Low-Priced Stock Fund	1,000.00	1,091.84	6.64	1,000.00	1,018.45	6.41	1.28%
Royce Total Return Fund	1,000.00	1,027.61	5.03	1,000.00	1,019.84	5.01	1.00%
Royce Opportunity Fund	1,000.00	1,029.92	5.13	1,000.00	1,019.74	5.11	1.02%
Royce Special Equity Fund	1,000.00	1,002.01	5.01	1,000.00	1,019.79	5.06	1.01%
Royce Value Fund	1,000.00	1,036.22	5.30	1,000.00	1,019.59	5.26	1.05%
Royce Value Plus Fund	1,000.00	1,043.30	5.52	1,000.00	1,019.39	5.46	1.09%
Royce Dividend Value Fund	1,000.00	1,035.07	5.25	1,000.00	1,019.64	5.21	1.04%
Royce International Smaller-Companies Fund	1,000.00	1,088.00	6.38	1,000.00	1,015.12	6.16	1.44%
Royce Special Equity Multi-Cap Fund	1,000.00	1,055.63	4.54	1,000.00	1,020.38	4.46	0.89%

W Class

Royce Premier Fund	1,000.00	1,072.65	5.55	1,000.00	1,019.44	5.41	1.08%
Royce Total Return Fund	1,000.00	1,026.82	5.63	1,000.00	1,019.24	5.61	1.12%

R Class

Royce Pennsylvania Mutual Fund	1,000.00	1,017.53	7.50	1,000.00	1,017.36	7.50	1.50%
Royce Premier Fund	1,000.00	1,069.65	8.83	1,000.00	1,016.27	8.60	1.72%
Royce Low-Priced Stock Fund	1,000.00	1,088.92	9.53	1,000.00	1,015.67	9.20	1.84%
Royce Total Return Fund	1,000.00	1,023.92	8.53	1,000.00	1,016.36	8.50	1.70%
Royce Heritage Fund	1,000.00	1,026.66	9.25	1,000.00	1,015.67	9.20	1.84%
Royce Opportunity Fund	1,000.00	1,027.16	8.44	1,000.00	1,016.46	8.40	1.68%
Royce Value Fund	1,000.00	1,032.60	9.02	1,000.00	1,015.92	8.95	1.79%
Royce Value Plus Fund	1,000.00	1,038.95	9.30	1,000.00	1,015.67	9.20	1.84%
Royce 100 Fund	1,000.00	1,025.26	9.24	1,000.00	1,015.67	9.20	1.84%
Royce Global Value Fund	1,000.00	1,108.37	10.40	1,000.00	1,014.93	9.94	1.99%

K Class

Royce Pennsylvania Mutual Fund	1,000.00	1,017.64	6.55	1,000.00	1,018.30	6.56	1.31%
Royce Premier Fund	1,000.00	1,070.90	8.01	1,000.00	1,017.06	7.80	1.56%
Royce Low-Priced Stock Fund	1,000.00	1,089.99	8.24	1,000.00	1,016.91	7.95	1.59%
Royce Total Return Fund	1,000.00	1,025.03	7.53	1,000.00	1,017.36	7.50	1.50%
Royce Heritage Fund	1,000.00	1,028.21	8.00	1,000.00	1,016.91	7.95	1.59%
Royce Opportunity Fund	1,000.00	1,028.47	6.89	1,000.00	1,018.00	6.85	1.37%

128  |  The Royce Funds 2014 Semiannual Report to Shareholders

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/14	6/30/14	Period[1]	1/1/14	6/30/14	Period[1]	Ratio[2]
K Class (continued)
Royce Value Fund	$1,000.00	$1,032.86	$8.22	$1,000.00	$1,016.71	$8.15	1.63%
Royce Value Plus Fund	1,000.00	1,040.13	8.04	1,000.00	1,016.91	7.95	1.59%
Royce 100 Fund	1,000.00	1,027.26	7.99	1,000.00	1,016.91	7.95	1.59%
Royce Global Value Fund	1,000.00	1,109.36	9.10	1,000.00	1,016.17	8.70	1.74%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period for all classes existing for the full half-year period; Royce International Smaller-Companies Fund-Investment Class multiplied by 160 days; Royce Dividend Value Fund-Consultant Class multiplied by 102 days; Royce Special Equity Multi-Cap Fund-Consultant Class and Royce International Smaller-Companies Fund-Institutional Class multiplied by 155 days).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

The Royce Funds 2014 Semiannual Report to Shareholders  |  129

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Chief Executive Officer and Chairman of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

W. Whitney George, Trustee1, Vice President
Age: 56 | Number of Funds Overseen: 34 | Tenure: Since 2013
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Patricia W. Chadwick, Trustee
Age: 65 | Number of Funds Overseen: 34 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 76 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 72 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 68 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 62 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 55 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 52 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 47 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer, and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 54 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

130 | The Royce Funds 2014 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements

At meetings held on June 4-5, 2014, the Board of Trustees of The Royce Fund (the “Board”), including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund (“TRF”) relating to each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Value Plus Fund, Royce Dividend Value Fund, Royce International Smaller-Companies Fund, Royce Premier Fund, Royce Special Equity Fund, Royce Value Fund, Royce 100 Fund, Royce Global Value Fund, and Royce Special Equity Multi-Cap Fund (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process, such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A, relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meeting, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A:

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing open-end mutual funds and closed-end funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between TRF and R&A which went into effect on January 1, 2008. The Board determined that the services to be provided to the Funds by R&A would be the same as those that it previously provided to the Funds. The Board also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:

In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. The Sharpe Ratios for Royce Total Return Fund (“RTR”), Royce Special Equity Fund (“RSE”), and Royce Special Equity Multi-Cap Fund (“RSM”), ranked in the 1st or 2nd quartile within their respective Morningstar categories and the small-cap universe for the 3-year, 5-year, and 10-year periods, as applicable, ended December 31, 2013.

The Board noted that the highest leveraged companies within the Russell 2000 Index significantly outperformed their lowest leveraged counterparts from late August 2011 (beginning of Federal Reserve’s “QE2” program and “Operation Twist”) to May 2013 (initial public discussion by Federal Reserve officials of tapering of quantitative easing efforts). This trend significantly contributed to the relative underperformance of the Funds referenced below for the 3-year and 5-year periods ended December 31, 2013 to the extent they focused on high quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital). The Board did note, however, that this trend appeared to have reversed course with the Federal Reserve’s tapering discussions and the subsequent reductions in its bond buying programs as the lowest leveraged companies within the Russell 2000 Index have outperformed their highest leveraged counterparts during recent periods.

The Royce Funds 2014 Semiannual Report to Shareholders | 131

Board Approval of Investment Advisory Agreements (continued)

Each of Royce Pennsylvania Mutual Fund (“PMF”) and Royce Premier Fund (“RPR”) ranked in the 3rd and 4th quartile within its Morningstar category for the 3-year and 5-year periods, respectively, ended December 31, 2013. However, PMF placed in the 2nd quartile and RPR in the 1st quartile within their respective Morningstar categories for the relevant 10-year period. Likewise, the Sharpe Ratios for Royce 100 Fund (“ROH”) and Royce Heritage Fund (“RHF”) ranked in the 4th quartile within their respective Morningstar categories for the 3-year period ended December 31, 2013 but in the top quartile (ROH) and 2nd quartile (RHF) for the relevant 10-year period. Royce Opportunity Fund ranked in the 4th, 2nd, and 3rd quartiles within the Small Value category assigned by Morningstar for the 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2013. Similar trends manifested themselves for certain Funds with shorter performance records. The Sharpe Ratio for Royce Dividend Value Fund (“RDV”) ranked in the 3rd quartile within its Morningstar category for the 3-year period ended December 31, 2013. However, over the relevant 5-year period, RDV placed in the top quartile of its Morningstar category.

The Sharpe Ratio for each of Royce Low-Priced Stock Fund (“RLP”), Royce Micro-Cap Fund (“RMC”), and Royce Value Fund (“RVV”) ranked in the 4th quartile within the relevant Morningstar category for the 3-year period ended December 31, 2013. In recent years, each of these Funds had overweightings in materials companies, particularly Canadian gold and silver mining companies, while RMC and RVV also maintained significant positions in international companies. These holdings contributed, in part, to the Funds’ recent relative underperformance. The Board did note, however, that RVV’s Sharpe Ratio fell in the 2nd quartile within the Mid-Cap Blend category assigned by Morningstar for the relevant 10-year period. The Board further noted the reductions in the contractual management fee rates for RLP that became effective July 1, 2014.

The Board noted that Royce International Smaller-Companies Fund (“RIS”) struggled in recent periods due, in part, to its overweighting of emerging market equities. This resulted in a 4th quartile Sharpe Ratio within the Foreign Small/Mid Blend category assigned by Morningstar for the 3-year and 5-year periods ended December 31, 2013.

The Board noted that Royce Value Plus Fund (“RVP”) has struggled during the recent market cycles as its portfolio manager had taken a more defensive portfolio approach going into the strong up-market beginning with the March 2009 market low, leading to a 4th quartile Sharpe Ratio performance for the 3-year and 5-year periods ended December 31, 2013. RVP, however, ranked in the 2nd quartile for the relevant 10-year period. The Board also noted that the Sharpe Ratio for Royce Global Value Fund (“RGV”) fell in the 4th quartile within the World Stock category assigned by Morningstar for the 3-year and 5-year periods ended December 31, 2013.

In addition to each Fund’s risk–adjusted performance, the Board also reviewed and considered each Fund’s absolute total returns, down market performance and for Funds in existence for such periods, long-term performance records over periods of 10 years or longer. The Board also considered it important to look beyond the current snapshot of performance as of December 31, 2013 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2014.

The Board noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming their benchmark indices and their competitors. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the continuation of its Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with each Fund:

The Board considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The Board noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The Board concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:

The Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees noted that in 2004 breakpoints had been added to the investment advisory fees for each Fund except PMF (PMF’s fee schedule already had breakpoints). They also noted the new proposed lower fee structures with breakpoints for RLP. The trustees concluded that the current fee structure for each Fund other than RLP, and the new proposed fee structure for RLP, were reasonable and that the relevant shareholders sufficiently participated in economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:

The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The Board noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The net expense ratio for PMF ranked within the first quartile among its Morningstar peers, while the net expense ratios for RTR, ROF, and RSE ranked within the second quartile among their Morningstar peers. The Board noted that the net expense ratio for RPR fell in the 4th quartile among its peers, but such expense ratio was only nine basis points higher than its peer group median and seven basis points above its category median. RMC placed in the 4th

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Board Approval of Investment Advisory Agreements (continued)

quartile within its peer group, 13 basis points higher than its peer group median. RMC’s net expense ratio is below the average net expense ratio for the 21 non-institutional, non-ETF, domestic stock funds in the Morningstar database that invest primarily in issuers with market caps below $500 million and 12b-1 fees equal to or less than 0.25%. The Board noted that RLP’s expense ratio ranked in the 4th quartile among its peers, 23 basis points higher than its peer group median and 10 basis points higher than its category median. RLP’s higher management fee, reflecting the Fund’s use of low-priced and micro-cap stocks, accounts for this difference. RLP’s net expense ratio is eight basis points higher than the mean for all 166 small-cap category funds (non-institutional, non-index, non-ETF) with 12b-1 fees of 25 basis points. The trustees also noted the reduction in RLP’s contractual management fee schedule that became effective July 1, 2014. The Board noted that RHF’s net expense ratio ranked in the 3rd quartile among its Morningstar peers, three basis points higher than its peer group median and one basis point higher than its category median.

The trustees noted that RVP’s net expense ratio placed in the 4th quartile within its peer group, 20 basis points higher than its peer group median and five basis points higher than its category median, while RVV’s net expense ratio ranked in the 4th quartile, 27 basis points higher than its peer group median and 13 basis points higher than its category median. The management fees for RVP and RVV, which are 26 and 25 basis points, respectively, higher than their peer group medians, account for much of these differentials. The Board noted, however, that the management fees for RVP and RVV are consistent with other Royce open-end funds and that the net expense ratios for RVP and RVV are equal to, or approximate, the 1.41% mean for all 166 small-cap category funds (non-institutional, non-index, non-ETF) with 12b-1 fees of 25 basis points.

Each of ROH’s and RDV’s expense ratios placed in the 4th quartile, 12 basis points higher than its peer group median, as their management fees were 13 and 12 basis points higher, respectively, than the relevant peer group median. The management fees for ROH and RDV are consistent with other Royce open-end funds and their net expense ratios approximate the 1.41% mean for all 166 small-cap category funds (non-institutional, non-index, non-ETF) with 12b-1 fees of 25 basis points.

The Board noted that most of RGV’s peers are in large-cap style boxes per the Morningstar data. After taking into consideration that the level of work necessary to invest in small-cap international securities is significantly greater than that necessary to invest in larger-cap securities, the Board noted that the basis point differentials in management fees, which give rise to the generally higher expense ratios, were appropriate for this Fund.

RSM’s net expense ratio fell in the 4th quartile within its peer group, 13 basis points higher than its peer group median. It was noted that RSM’s portfolio had a weighted average market capitalization that was the 5th lowest of its peer group. The trustees also noted that RSM’s net expense ratio would have ranked in the 2nd quartile among its peer group had its recently reduced contractual management fee rate been in effect during 2013.

The Board further noted that R&A has waived advisory fees for numerous Funds in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.

It was noted that no single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the non-interested trustees, determined to approve the continuance of the existing Investment Advisory Agreements for all of the Funds except RLP, and determined to approve the amended and restated Investment Advisory Agreement with the reduced fee schedule for RLP, concluding that contract continuations on the existing terms for all of the Funds other than RLP, and on the amended terms for RLP, were in the best interest of the shareholders of the respective Funds and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2014 Semiannual Report to Shareholders | 133

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2014, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2014 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 Stock index option prices. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.
    The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
    Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Royce Funds may invest up to 25% (100% for Royce Global Value and International Smaller-Companies Funds, 35% of Heritage and Low-Priced Stock Funds, 10% of Opportunity Fund, and 5% of Special Equity Fund) of their respective assets measured at the time of investment in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

134 | The Royce Funds 2014 Semiannual Report to Shareholders

2014 In Quotes

Points to Ponder

“It’s not a stock market; it’s a market of stocks,” is accurate and always at work. Even though many investors own index funds, the basis remains the valuation of each stock.
—John S. Tobey, Forbes.com, February 4, 2014

New records also bring out old arguments. Market bears point to CAPE—cyclically adjusted P/Es—as a sign of an overheated U.S. market. Briefly, the measure tries to smooth economic cycles by looking at a 10-year earnings path. We think it ignores a low-rate and low-inflation environment, a shift to lower-tax non-U.S. profits and the fact that the last 10 years, as we all know, was hardly a typical economic cycle. It’s a fair debate, however, but it misses the bigger point: There are opportunities at the individual stock level.
—Janus Funds, Market Perspectives Series, First Quarter 2014

Investors should diversify emotionally as well as financially.
—Terrance Odean, wsj.com, January 27, 2014

During the past 13 months, stock funds have seen nearly 1,000 managers come and more than 1,200 go, 17 have reopened to new investors, and countless others have changed their styles in ways big and small. The difficult part is determining whether these changes are signs of trouble—or just noise to be tuned out.
—Ben Levisohn, Barron’s, April 5, 2014

My pension is invested for the next 25 years or more but I have little interest in (or control over) whether my chosen active managers outperform next year or not. I encourage investors to reject the illusion of control, embrace ‘inconsistent persistence’ and accept bad years are all part and parcel of talented fund managers’ long-term value generation.
—David Smith, ft.com, May 25, 2014

During every boom there are always some who lose sight of what a stock really is. They talk about “beta,” “growth stories” and “blue sky valuations,” forgetting that a stock is simply a claim on a company’s future cash flows. The less you pay for those cash flows, the better the deal. The more you pay, the worse the deal. Decades of research shows that those who invest by this principle earn superior returns with lower risk. Stocks that are cheap in relation to their net assets, per-share earnings and dividends have proved the best investments over time.
—Brett Arends, The Wall Street Journal, June 21, 2014

In Absolute Agreement

Far more money has been lost by investors preparing for corrections, or trying to anticipate corrections, than has been lost in corrections themselves.
—Peter Lynch, nytimes.com, January 28, 2014

Our job is to find those undervalued companies, understand their business and the industry, and understand what it’s going to take for these headwinds that have caused the stock to be cheap to turn to tailwinds to unlock that value. And that usually takes about a two- to three-year investment horizon. You must be patient.
—Brad Evans, morningstar.com, January 31, 2014

Unconventional behavior is the only road to superior investment results, but it isn’t for everyone. In addition to superior skill, successful investing requires the ability to look wrong for a while and survive some mistakes.
—Howard Marks, Barron’s, April 9, 2014

We bring a private-equity perspective to public-equity investing. By that, I mean we take the very long-term time horizon that private equity firms typically take, and try to anticipate how investors might view a company differently five years from now.
—Bill Nygren, Barron’s, June 3, 2014

Cocktail Conversation

The U.S. economy is growing, albeit with bumps in the road. With a confrontation unlikely in Congress over raising the federal debt ceiling, business and consumer psychology should continue to improve.
—Mario Gabelli, Barron’s, February 1, 2014

Market efficiency is only a half-truth. You can profit from irrational exuberance.
—Robert Shiller

One attitudinal difference between Asian investors I talked with and their American counterparts is their fear that a geopolitical event will send equities tumbling everywhere. American investors are more complacent. I certainly hope the Asians are wrong.
—Byron Wien, Barron’s, April 29, 2014

Timeless Tidbits

Those who want freedom from concern must accept lower returns.
—Benjamin Graham

Culture eats strategy for breakfast.
—Peter Drucker

Long ago, Ben Graham taught me that ‘Price is what you pay; value is what you get.’ Whether we’re talking about socks or stocks, I like buying quality merchandise when it is marked down.
—Warren Buffett

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

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136 | This page is not part of the 2014 Semiannual Report to Shareholders

There’s No Such Thing as a Sure Thing

There was extraordinary excitement surrounding this year’s Kentucky Derby. This anticipation was well rewarded by a dramatic and electrifying contest. The favorite, California Chrome, took the lead roughly halfway through the race and never looked back, winning by almost two lengths. The same horse’s victory in the Preakness Stakes two weeks later was, if anything, even more decisive. This set up the tantalizing possibility of a Triple Crown winner, the first since Affirmed took the prize more than 35 years ago in 1978. (At the time we managed but a single mutual fund.)
    Indeed, as the date of the Belmont Stakes crept closer, more and more people began to talk as if the coveted and rarely won Triple Crown was in the bag. California Chrome’s dominance seemed to increase with each win. His ability to pick up speed as the race progressed was commonly cited as the likely key to victory because the Belmont boasts the longest track of the three legs that constitute the Triple Crown. Then a funny thing happened. California Chrome, the “sure thing,” ran a solid race, but failed to secure victory, finishing fourth. The winning horse, Tonalist, had not run in either the Derby or the Preakness, making him a dark horse in at least the figural sense.
    The wake of the upset led us to reexamine the vagaries of performance-based contests. Thinking through the implications of what occurred, we made a rough count of the numerous times when other sure things had failed to achieve the ultimate prize and an upset winner was crowned instead. Interestingly, this happens quite often and occurs in numerous endeavors, including sports, popular culture, the arts, and even asset management.
    More important, it gave us an opportunity to reflect on our own experiences investing in small-cap stocks and managing mutual funds. There have been times during our 40-plus years of history when value-rooted small-cap approaches have been the barely acknowledged underdog as well as the prohibitive favorite. There have also been long stretches where our methodology and our asset class were thought of, if we were thought of at all, as being among the middle of the pack.

    In this business, every asset manager must live with the reality of the scorecard. Here at Royce we measure our performance against appropriate benchmarks, competitors, and—most crucially—our own absolute standard. We take these measurements over market-cycle and other long-term periods. We make strenuous efforts to learn from our mistakes in several dimensions—at the most critical level individual stocks, of course, but also in terms of sector and industry weightings, country exposure, risk tolerance, and overall portfolio performance. We are also aware that there are influential sources that rate, grade, and rank both fund and portfolio management records.
    Indeed, the various methods of evaluating portfolio performance, and the sheer number of people willing to do that for us, make our own internal standards that much more significant. When buying stocks, we attempt to tune out the Wall Street noise and come to our own independent conclusions regarding the companies we are considering for inclusion in our portfolios. We attempt to do the same when it comes to evaluating portfolio performance. That is, we focus on the job that we need to do successfully to help our shareholders (and ourselves, since we are among the largest individual shareholders in the Funds we manage) build wealth over the long run. As Chuck Royce has often said, you can only eat from the table of absolute performance.
    Sometimes approaches like ours are considered in vogue, other times out of favor, and still other times somewhere in between. Our task is to run the best race we can, always trying to improve, and focus on what is important. And as we think about it, that’s how we started out, not long before another horse, Secretariat, broke records and won the Triple Crown in 1973.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates, LLC and, of course, there can be no assurance with regard to future market movements.

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About The Royce Funds

Wealth of Experience
With approximately $38 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for over 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 23 portfolio managers and analysts and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership of Funds
It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have more than $215 million invested in The Royce Funds and are often among the largest individual shareholders.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA/BD Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

SEMIANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

Royce Select Fund I

Royce Select Fund II

Royce Enterprise Select Fund

Royce Opportunity Select Fund

Royce Micro-Cap Discovery Fund

Royce Financial Services Fund

Royce SMid-Cap Value Fund

Royce Partners Fund

Royce European Smaller-Companies Fund

Royce Global Dividend Value Fund

Royce International Micro-Cap Fund

Royce International Premier Fund

Royce Focus Value Fund

www.roycefunds.com

www.roycefunds.com

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[1] Any direct Royce Funds IRA investor who chooses eDelivery of prospectuses, financial reports, and RWord will be exempt from the $15 annual IRA maintenance fee. (We will continue to also waive the fee for investors with more than $20,000 invested in Royce IRAs at the time the fee is charged, and for new transfer and rollover accounts in their first year.)

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This page is not part of the 2014 Semiannual Report to Shareholders

Table of Contents

Semiannual Review

Fund Guide	2

Portfolio Characteristics	4

Performance and Expenses	5

Letter to Our Shareholders	6

Semiannual Report to Shareholders	13

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Royce Fund Guide

VALUE-ORIENTED SMALL-CAP OFFERINGS TAILORED TO SPECIFIC INVESTOR NEEDS

The size and diversity of the small-company universe make it a unique and fertile area for investment. For more than 40 years, it has been our primary area of focus. Over that time, this universe has evolved into an established asset class used by a wide range of investors, including institutions, consultants, advisors, and individuals. Today, there are numerous small-cap and micro-cap indexes and ETFs. Importantly, the continuous regeneration of the asset class, through the entrance of new companies, spin-offs, and IPOs, makes it an evergreen source of investment opportunities. This is why we have elected to focus on the smaller-company universe and believe it is ideally suited for a variety of distinct offerings.

INVESTMENT UNIVERSE BREAKDOWN[1]

Market Cap
The smaller-company universe consists of more than 4,100[1] publicly traded companies in the U.S. (and more than 23,200[1] outside the U.S.). We break it down into two distinct market segments: micro-cap—companies with market caps up to $750 million—and small-cap—companies with market caps between $750 million and $2.5 billion.

Sorting this broad and diverse universe into two markets is critical because, in our experience, each often requires a portfolio approach based primarily on diversification needs. Our portfolio managers share a common investment approach, one that emphasizes paying attention to risk and buying what each thinks are strong businesses at discounted prices.

Portfolio Approach
Our portfolio managers possess broad latitude within our investment universe, though in general they seek a combination of quality—measured by the balance sheet and returns on invested capital—and valuation.

Portfolios that invest more heavily in micro-caps are, in general, more broadly diversified due to liquidity considerations; those that invest primarily in the upper end of the small-cap universe tend to be more focused. In addition, we seek to take advantage of pockets of opportunity, such as dividend-paying companies, low-priced companies, turnarounds, special situations, etc., within each universe.

Broadly diversified portfolios at Royce generally hold more than 100 securities and whose top positions generally do not exceed 2% of net assets. Focused portfolios at Royce either (i) generally invest in no more than 100 companies with top positions that generally exceed 2% of net assets, or (ii) invest primarily in a single sector.

[1] Reuters as of 6/30/14

The Royce Funds, other than Royce Special Equity Multi-Cap Fund, invest primarily in micro-cap, small-cap, and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks (please see “Primary Risks for Fund Investors” in the prospectus). Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments (please see “Investing in Foreign Securities” in the prospectus).

2 | This page is not part of the 2014 Semiannual Report to Shareholders

This guide is designed to help investors better understand both the different approaches and the common ground among our portfolios. Looking closely at our Fund Guide allows investors to see other important differences—in levels of volatility, sector orientation, and investment themes. We think that understanding these differences can inform asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios. Listed below are the Royce Funds included in this Semiannual Report, arranged by average market cap. For a complete listing of our Funds and their attributes please visit our website at www.roycefunds.com.

Fund Tools Go online for more tools to help you better understand our Funds. Compare Funds > www.roycefunds.com/compare Prices & Performance > www.roycefunds.com/prices

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

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Portfolio Characteristics	Through June 30, 2014

		Longevity	Average		2013	% of
		of Fund	Market	Number of	Turnover	Non-U.S.
Fund	Portfolio Manager(s)	(in years)	Cap[1]	Holdings	Rate	Securities

Royce Select Fund I	Lauren Romeo	15	$2,342	72	56%	8.6%

Royce Select Fund II	Jim Harvey	9	493	91	159	65.4 [2]

Royce Enterprise Select Fund	Steven McBoyle	6	4,054	71	154	8.7

Royce Opportunity Select Fund	Bill Hench	3	850	113	129	4.7 [2]

Royce Micro-Cap Discovery Fund	George Necakov, Jim Harvey	10	406	95	81	6.4

Royce Financial Services Fund	Chuck Royce	10	2,989	100	23	28.0

Royce SMid-Cap Value Fund	Steven McBoyle, Whitney George	6	3,961	53	31	26.0

Royce Partners Fund	Chuck Royce	5	3,440	63	53	29.9

Royce European Smaller-Companies Fund	David Nadel, Mark Rayner	7	1,075	75	53	94.1

Royce Global Dividend Value Fund	Chuck Royce	3	1,198	148	82	88.4

Royce International Micro-Cap Fund	Jim Harvey, Dilip Badlani	3	365	120	103	93.0

Royce International Premier Fund	David Nadel	3	1,563	50	51	96.5

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Long positions only.

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Performance and Expenses	Through June 30, 2014

	Average Annual Total Returns
							Since	Gross Annual	Net Annual
						Since	Inception	Operating	Operating
Fund	Year-to-Date[1]	1-Year	3-Year	5-Year	10-Year	Inception	Date	Expenses	Expenses

Royce Select Fund I	6.61%	25.86%	11.24%	16.60%	10.75%	14.16%	11/18/98	1.20%	1.20%

Royce Select Fund II	6.53	23.70	10.03	14.28	n.a.	8.56	6/30/05	3.30	1.62

Royce Enterprise Select Fund	5.78	22.09	14.23	16.93	n.a.	8.30	9/28/07	3.08	1.24

Royce Opportunity Select Fund	3.29	26.72	19.16	n.a.	n.a.	22.46	8/31/10	1.78	1.29

Royce Micro-Cap Discovery Fund	0.00	20.54	9.92	13.46	5.30	6.69	10/3/03	2.50	1.49

Royce Financial Services Fund	3.62	23.76	15.37	16.71	9.25	8.90	12/31/03	1.97	1.57

Royce SMid-Cap Value Fund	13.70	33.34	10.82	16.94	n.a.	7.59	9/28/07	2.20	1.35

Royce Partners Fund	2.77	21.18	11.55	14.16	n.a.	14.21	4/27/09	3.97	1.26

Royce European Smaller-Companies Fund	4.59	23.52	5.58	16.72	n.a.	5.04	12/29/06	2.27	1.70

Royce Global Dividend Value Fund	5.38	19.66	7.34	n.a.	n.a.	6.96	12/31/10	2.99	1.70

Royce International Micro-Cap Fund	7.87	28.90	4.00	n.a.	n.a.	3.92	12/31/10	3.88	1.71

Royce International Premier Fund	3.26	16.80	6.43	n.a.	n.a.	6.71	12/31/10	2.82	1.69

1 Not Annualized

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce Select II, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund as of 6/30/14 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the financial highlights. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), to the extent necessary to maintain net operating expenses at or below: 1.20% for Royce Partners Fund; 1.49% for Royce Micro-Cap Discovery and Financial Services Funds; and 1.69% for Royce European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds: 1.24% for Royce Enterprise Select and Opportunity Select Funds; and 1.49% for Royce Select Fund II through April 30, 2015 at or below: 1.84% for Royce Partners Fund, 1.99% for Royce Select Fund II, Enterprise Select, Opportunity Select, Micro-Cap Discovery, Partners, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of the Funds’ Service Class bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Select I, Select II, Enterprise Select, and Opportunity Select Funds may sell securities short which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales present unlimited risk on an individual stock basis since the Fund may be required to buy a security sold short at a time when the security has appreciated in value. Royce European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Distributor: Royce Fund Services, Inc.

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Charles M. Royce, President

The long-running, and probably
unresolvable, debate about active
versus passive investment strategies has
taken on new life in the years since the
onset of the Financial Crisis, often to the
detriment of active approaches. To take
one example, Morningstar compiled
data showing that inflows into equity
mutual funds have been dwarfed by
those into equity ETFs (exchange traded
funds) measuring from the momentous
year of 2008. For the six calendar years
from 2008-2013, traditional equity
funds have taken in $5.52 billion while
ETFs have attracted $389.08 billion.
That’s quite a disparity.

It seems to be no secret that many
active managers have struggled to
keep pace with their respective equity
indexes in these often eventful years.
These years have also seen a raft of
studies purporting to show that most
investment managers are unable to
consistently beat the market, i.e., regularly
outperform a relevant index such as the
Russell 2000 or S&P 500 Indexes.

Continued on page 8...
Letter to Our Shareholders

No Drama
Whatever other opinions we may all hold about the stock market’s behavior over the last six years, we think everyone can agree that it has certainly been dramatic. The action began in earnest in the fall of 2008, although it is important to recall that small-cap stock prices had actually been falling for more than a year prior to that—the peak for the Russell 2000 Index having been established on July 13, 2007. Yet the full effects of the bear were unleashed by the events of the Financial Crisis, which keyed the dangerously precipitous nosedive of share prices in the fall of 2008. The tumult lasted until small-caps finally hit a bottom on March 9, 2009. The fear and anxiety the descent created, however, reached into the next several years. The feeling of extraordinary fragility that characterized the early days of the recovery in the spring of 2009 did not magically evaporate when markets began to find their feet again. In fact, one could argue that these emotions dominated the behavior of investors at least until the end of 2012.
    The three years from 2010 through 2012 were eventful, even if the stress and excitement they generated did not equal that of the first six months of 2009. In fact, much of the market’s most extreme moves in that entire four-year span (2009-2012) took place in the first six months of those years, driven in large part by events both actual and potential. The recession in the U.S., debt issues in Europe, and slow growth in China were all very real, while a double-dip recession here at home, default in Europe, and implosion in China fortunately failed to materialize. By the end of 2012, with the stock market climbing and the economy expanding, investors seemed to recognize that, in spite of high volatility and political uncertainty, equity returns had been solidly positive since the March 2009 bottom. This improved confidence helped to spur a different kind of dramatic arc. The long, slow recovery entered a new phase in 2013—a heady,

6 | This page is not part of the 2014 Semiannual Report to Shareholders and virtually correction-free, bull run in which returns for each of the major domestic stock indexes topped 30%.
     The curtain opened on 2014, then, on the heels of one of the better calendar-year performances in the history of domestic equities, which followed four consecutive years of mostly rising stock prices in an uncertain economy. So the question now is, what is the next act for equities? Some argue that the economy is not strong enough to really take flight. They worry about the rich valuations sported by large numbers of stocks. Others see the relative absence of volatility as a sign of complacency and fret that stocks are about to enter a destructive bear phase. There are those who point to increasingly unsettled international situations, such as in Ukraine, Syria, and Iraq, and argue that the market cannot continue to pretend that events in these nations take place far offstage, not in an increasingly intertwined global economy.
     We, however, are in accord with the more widespread consensus that sees the U.S. economy as gradually normalizing. As evidence we would point to the following: The deficit continues to fall, the Fed continues to wind down the rate of its monthly bond purchases, and interest rates, though they remain close to zero, look likely to rise again in the near future as they did last year between May and December. Inflation is tame, commodity prices stable. Volatility, as measured by the VIX, finished the first half of 2014 at low levels not seen since 2007. Add an increasingly robust M&A market, and it seems to us that the recipe for ongoing growth—and bullishness, however mild, at least compared to last year—seems almost complete. And this process of normalization looks likely to accelerate as the Fed’s role recedes further and further into the background, setting the stage for a more dynamic pace of growth.
     So while there remain voices who insist that stocks are overvalued, we think the case for additional gains, which could include a correction along the way, remains persuasive. It seems to us that the relatively lower returns of the first half of 2014 indicate not an end to a bull phase, but a chance for the market to catch its breath and assess its surroundings. It may be that investors need a break from all the drama, a respite from the unrelenting pace of the last six years. So the desire to stand back for a moment and evaluate what is happening seems eminently reasonable. How many investors have enjoyed more than a few moments of true calm since before the recession began back in 2007? Ultimately, we suspect that both the expanding economy and slower pace of returns will result in more fundamentally focused investors.
     Indeed, the indications that the strength of companies and the businesses they manage are beginning to matter more than indexes and the macro events that move them go back to the spring of 2012, when quality stocks—those with high returns on invested capital—enjoyed a brief run of outperformance. This nascent phenomenon re-started—again, briefly—in May 2013 when the 10-year Treasury rate reached a bottom. Quality companies, particularly those in our chosen small-cap space, have not yet emerged as leaders, but they have inched closer over the last two years. Correlation levels throughout the market are falling. These are excellent conditions, in our view, for disciplined active management approaches, especially those with a long-term investment horizon.
Quality companies, particularly those in our
chosen small-cap space, have not yet emerged
as leaders, but they have inched closer over the
last two years. Correlation levels throughout
the market are falling. These are excellent
conditions, in our view, for disciplined active
management approaches, especially those with
a long-term investment horizon.

This page is not part of the 2014 Semiannual Report to Shareholders | 7

Perhaps unsurprisingly, we would
offer two caveats before one embraces
uncritically the notion that passive
investing is always better: First, a
number of managers have consistently
outperformed the market over long-
term periods and especially within
the small-cap asset category. In fact,
we believe strongly in the idea that
it is not necessary for all managers
to beat the market in order for active
management to be validated as an
approach. Our second note of caution
relates to time periods. While it
would be nice to outperform an index
every year, it is just as unrealistic
to expect that as it would be to
expect an index to outperform active
management every year. It is also
unrealistic to expect a high degree
of outperformance in the long term
without experiencing some short-term
underperformance periods.

A willingness to stick to one’s
approach, regardless of market
movements and trends, is critical
to long-term outperformance in our
opinion. This is especially important
during market extremes because
there are active managers who exhibit
style drift or other changes in their
discipline when their investment style
falls out of favor or is stressed, such as
during the tech bubble.

Continued on page 10...

Letter to Our Shareholders

No Direction Home
U.S. stocks turned in a respectable performance in the first half of 2014. If results were not as lofty as they were in the first half of 2013 (and they were not), they were achieved in a more tranquil domestic environment than in the first halves of 2010, 2011, or 2012. One consequence of the more relaxed atmosphere of the first half was that stocks did not seem to know quite what to do with themselves. While the overvalued/not-quite-overvalued-yet argument goes on, the market has not established a clear direction so far in 2014. The bull has so far remained in place during the current cycle; he simply slowed his run to a brisk walk in the first half. For the year-to-date period ended June 30, 2014, the major domestic indexes remained in the black. The small-cap Russell 2000 Index gained 3.2%, taking a back seat to the more tech-oriented Nasdaq Composite, which advanced 5.5% in the first half, and the large-cap S&P 500 and Russell 1000 Indexes, which scored respective gains of 7.1% and 7.3% for the year-to-date period ended June 30, 2014.
      The year began on a more moderate note following a red-hot second half of 2013. Nevertheless, 2014’s opening quarter was the seventh consecutive quarter of positive performance for the Russell 2000, which rose 1.1%. Large-caps led for the quarter—the S&P 500 and Russell 1000 gained 1.8% and 2.0%, respectively, while the Nasdaq Composite rose 0.5%. Small-caps reached a first-half high on March 4, and the only correction so far this year was the 9.1% drop for the Russell 2000 from that date through May 15, 2014. April was thus the cruelest month, but a series of mini-rallies from mid-May through the end of June made the second quarter mostly positive. The Russell 2000 posted its eighth consecutive positive quarter, up 2.0%. Once again, large-cap outperformed, with the S&P 500 advancing 5.2% and the Russell 1000 up 5.1% for the second quarter. The Nasdaq bounced back strong as well, climbing 5.0% in the second quarter and leaving only the small-cap index out of the five-percent club.
     Small-cap held onto leadership outside the U.S. In the first quarter, the Russell Global ex-U.S. Small Cap Index was up 3.2% while the Russell Global ex-U.S. Large Cap Index rose 0.8%. Results were stronger in the second quarter and, as in the first, closer to their domestic counterparts than we have seen in a while. For the second quarter, the Russell Global ex-U.S. Small Cap was up 4.2% versus 5.0% for the Russell Global ex-U.S. Large Cap. Year-to-date, non-U.S. small-caps had the edge, with the Russell Global ex-U.S. Small Cap returning 7.5% versus a gain of 5.8% for the Russell Global ex-U.S. Large Cap. After a challenging first quarter, many Asian equities bounced back in the second and finished closer to the European indexes, most of which had been on a tear prior to cooling off in the second quarter.
     Moving back to the U.S., mid-cap and micro-caps were equally solid in the first quarter. The Russell Midcap Index was up 3.5% versus a gain of 3.0% for the Russell Microcap Index in 2014’s first three months. This pattern broke down around the time of the March 4 small-cap high and can be seen in the second-quarter results for each index. The Russell Midcap continued its notable 2014 performance, rising 5.0% in the

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second quarter. This gave mid-caps an impressive 8.7% advance on a year-to-date basis. In contrast, micro-caps struggled in the second quarter, suffering more in the brief downturn than their larger cousins. The Russell Microcap Index fell 1.4% for the quarter and was up only 1.6% for the year-to-date period ended June 30, 2014.
     Many mid-cap stocks have demonstrated strong records of growth over the last few years, and their success throughout the entire post-Financial Crisis cycle has not been a surprise to us. In fact, mid-caps have been an area of significant interest to us for years now. The small- and micro-cap spaces have, by contrast, high numbers of very speculative companies and are typically more volatile—sometimes much more so in the case of micro-caps. They have also enjoyed very strong results over the last several years. The three- and five-year annualized returns through the end of June for the Russell 2000 and Russell Microcap Indexes were terrific on an absolute basis. With equity investors acting more cautiously, if not always consistently, so far in 2014, the relative breather for small- and micro-cap stocks—and we do not think it’s any more than a breather—was also not a surprise.

No Excuses
Most of The Royce Funds in this Semiannual Review and Report enjoyed strong absolute performance in the first half. We were pleased with both the year-to-date and one-year results for several portfolios, though we recognize fully that more needs to be done with regard to relative performance, especially over more intermediate-term periods. Five portfolios outpaced their respective benchmarks for the year-to-date period ended June 30, 2014—Royce Select Fund I, Select Fund II, Opportunity Select, SMid-Cap Value, and International Micro-Cap Funds. Along with Royce Financial Services Funds, these same five portfolios also beat their respective benchmarks for the one-year period ended June 30, 2014. This was welcome news because, with a few exceptions, shorter-term performance advantages have been elusive over the last few years. Of course short-term outperformance must always be kept in perspective as exactly that—short term. We are hopeful, however, having seen a number of these portfolios narrow the gap in their respective one-, three-, and five-year results versus their respective benchmarks over the last few quarters.
     Yet we still have work to do. As encouraged as we have been about the recent short spates of leadership for quality stocks and the likelihood that a strengthening, less Fed-dependent economy will benefit active small-cap approaches, lower-quality small-caps again assumed leadership when prices were rallying in June. Investors are still working out their preferences. Profitable companies—as well those with high returns on invested capital—led through the downturn before falling behind in the up phase. The market thus remained a peculiar place in the first half. This may be because we still have a very active Fed at work in an economy that arguably has not needed the extra help in at least a year.

U.S. stocks turned in a respectable performance
in the first half of 2014. If results were not as
lofty as they were in the first half of 2013 (and
they were not), they were achieved in a more
tranquil domestic environment than in the first
halves of 2010, 2011, or 2012.

We are very bullish about the prospects for
active small-cap management... we have
reached a point at which active management
in small-cap stocks simply makes more sense,
especially for long-term investors.

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Successful active management
also entails a willingness to think
independently in terms of sector and
industry weightings. It is not unusual
for the most successful managers to be
significantly out of sync relative to a
benchmark index with respect to industry
and sector weightings (commonly
referred to as tracking error).

In addition, active managers are not
required to invest cash inflows at the
time of receipt when market conditions
or prices may not be conducive. They
may screen for quality and use buy/sell
triggers as a means of reducing risk.
While a passive manager must own
everything, an active manager has the
freedom to look for attractive stocks
across the targeted universe.

All of this helps to explain why we
remain so fond of small-caps and so
confident in the effectiveness and
value of active approaches in the asset
class. Active small-cap managers
can capture valuation opportunities
beyond their respective indexes—an
opportunity that would be lost if
one were limited to owning only the
constituents that make up the index.

Letter to Our Shareholders

[1]Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 6/30/14 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

No Worries
We are very bullish about the prospects for active small-cap management. We have an obvious bias in favor of active approaches here at Royce, but we think that over the last 14 months—dating back to the low for the 10-year Treasury in May of last year—we have reached a point at which active management in small-cap stocks simply makes more sense, especially for long-term investors. Since that May 2013 low, company fundamentals have gradually become more important as drivers of share-price success. Rather than invest in a small-cap index vehicle in which approximately 25% of the companies are losing money (as was the case for the Russell 2000 for the 12 months ended May 31, 2014), we think it is smarter for investors to consider portfolios that look for well-run, financially strong companies with attractive long-term prospects.
     So while quality has not yet seized small-cap leadership, we suspect that the reign of low-quality stocks is coming to an end. In our view, the next phase will be one in which companies with attractive characteristics such as strong balance sheets and

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high returns on invested capital should begin to lead. In spite of not showing as much strength when the market was recovering in May and June, many did well enough to lead the small-cap pack from the 2014 high in March through the end of the first half. We would expect something like this pattern to continue at least through the end of the year as the market continues to adjust to the growing normalization of the economy. With small-cap companies in diverse sectors such as Consumer Discretionary, Health Care, and Information Technology showing sizable declines since the end of February, we have been looking closely there (and elsewhere) for what we think are attractively priced, fundamentally strong small-cap businesses. As always, volatility in the small-cap market is something that we seek to use to our advantage, even when it is in short supply.

Know This
We feel somewhat fortunate in that we do not need to choose a side in the “overvalued versus ongoing bull market” debate. Rather than trying to make a correct market call, our attention has been focused on those potential opportunities that can materialize even in a widespread bull market. Corrections can arrive at any time, of course, and it has been a while since we have seen one of any significance. The last downturn of more than 10% for the Russell 2000 occurred in the fall of 2012. And share prices recovered so quickly from the 9.1% March-May decline this year that the down phase barely registered. This might lead one to argue that the market is being set up for at least a decent-sized pullback. Our sense, however, is that we are more likely to see smaller ones in the 5-10% range as part of the ongoing bull phase. Against the backdrop of an economy that looks poised for faster growth, a Fed tapering at a healthy clip, and an interest-rate environment in which a steady rate of increase is much more of a “when” than an “if,” less severe downturns look more likely.
     Small-cap valuations on the whole are above average, though not unreasonably so given near-zero interest rates and low inflation. A number of anomalies remain in the market,

All in all, it is looking more and more like a stock-picker’s market to us... which could make the market’s next act a very happy one for active small-cap managers.

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For example, the Russell 2000, while
quite broad, only includes about 2,000
of the more than 4,100 companies[1]
that make up the domestic small-cap
universe (those with market caps up
to $2.5 billion). While self-serving, we
nevertheless think that the small-cap
asset class is ideally suited for active
management given its enormous size,
lack of institutional focus, and limited
research availability.

[1]Source: Reuters as of 6/30/14

and in many cases we see a wide disparity between what look to us like expensive stocks and those that look inexpensive on an absolute basis. The market seems to be in the process of sorting that out—certainly those areas of the market that do not interest us, and that did well in 2012 and 2013, have been more volatile so far in 2014. In addition, we are still seeing companies that look attractively valued to us based on their fundamentals. All in all, it is looking more and more like a stock-picker’s market to us. We could see the second half of the year being pretty similar to the first in terms of the overall returns for stocks. More important, we think there are still enough opportunities out there to keep returns in positive territory through the end of 2014. This could make the market’s next act a very happy one for active small-cap managers.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
President	Co-Chief Investment Officer, Royce & Associates	Co-Chief Investment Officer Royce & Associates

July 31, 2014

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The Royce Funds 2014 Semiannual Report to Shareholders | 13

Royce Select Fund I

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			6.61%

One-Year			25.86

Three-Year			11.24

Five-Year			16.60

10-Year			10.75

15-Year			12.68

Since Inception (11/18/98)			14.16

ANNUAL EXPENSE RATIO

Operating Expenses			1.20%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2013	26.0%	2005	10.9%

2012	13.7	2004	19.1

2011	-3.6	2003	48.7

2010	18.2	2002	-15.8

2009	39.6	2001	24.5

2008	-25.9	2000	15.0

2007	10.7	1999	35.4

2006	15.0

TOP 10 POSITIONS % of Net Assets

Unit Corporation			3.2%

Federated Investors Cl. B			2.8

MKS Instruments			2.7

CIRCOR International			2.6

Nu Skin Enterprises Cl. A			2.3

TGS-NOPEC Geophysical			2.1

Genesco			2.0

Myriad Genetics			2.0

Alleghany Corporation			2.0

Reliance Steel & Aluminum			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			21.3%

Information Technology			17.1

Energy			11.4

Consumer Discretionary			10.1

Financials			9.4

Health Care			8.2

Materials			7.4

Consumer Staples			3.3

Miscellaneous			2.2

Cash and Cash Equivalents			9.6

Manager’s Discussion
The sort of well-run, conservatively capitalized small-cap companies that we look for in Royce Select Fund I (RS1) have often trailed their faster-growing and/or higher-yielding peers over the last few years. There have been signs of a shift over the last two years, though leadership for quality has typically been short lived. We were very pleased, then, with the strong relative and absolute results for the Fund in the first half of 2014. For the year-to-date period ended June 30, 2014, RS1 gained 6.6%, more than doubling the 3.2% increase for its small-cap benchmark, the Russell 2000 Index, during the same period.
     The Fund’s relative performance edge was especially welcome after it finished behind the small-cap index for two consecutive calendar years. During much of the post-Financial Crisis market, in particular during the years of QE (quantitative easing) and zero interest rates, many small-caps that we think possess high quality were out of favor. For the most part, these companies were not neglected or forgotten by investors—they were simply not seeing the same high level of interest as faster-growing or higher-yielding securities. These two areas typically do not interest us because the long-term financial strength that we crave in the form of strong balance sheets, positive free cash flow, and high returns on invested capital are usually in short supply. Our practice during these years has been to keep looking for what we saw as undervalued quality while we waited for the economy to resume growing at a faster pace. A livelier economic expansion should result in a much-diminished role for the Fed and more attention to business fundamentals from investors. While this shift is not yet complete, we have seen encouraging signs, most recently during the brief correction for small-caps in the first half, which lasted from the year-to-date small-cap high on March 4 through May 15. During this time, quality small-caps outpaced their small-cap siblings.
     For the first quarter, RS1 substantially outpaced the Russell 2000, rising 4.3% versus 1.1% for the benchmark. The down phase began before the end of the quarter, but April saw the worst of it. A robust round of buying from mid-May through the end of June brought small-cap returns back into the black for the second quarter, when RS1 advanced 2.2%. The Fund outperformed its benchmark for the one-, 10-, 15-year, and since inception (11/18/98) periods ended June 30, 2014. RS1’s average annual total return since inception was 14.2%, a long-term record that gives us great pride.
     Seven of the Fund’s eight equity sectors finished the year-to-date period in the black and net losses in the Materials sector were very modest. Energy led all of RS1’s sector groups by a wide margin while Health Care also posted notable net gains. It was not

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Myriad Genetics	1.55%

Helmerich & Payne	1.05

Unit Corporation	1.02

Pason Systems	0.61

TGS-NOPEC Geophysical	0.44

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in performance shown above. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

14 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

surprising, then, that the Fund’s two best-performing industries in the first half were energy equipment & services and biotechnology while semiconductors & semiconductor equipment companies were also a source of strength. As was the case with sectors, net losses at the industry level were small. Four of the portfolio’s five best performers for the period were energy equipment & services businesses—contract driller Helmerich & Payne, contract driller and oil & gas exploration and production firm Unit Corporation, drill rig instrumentation systems maker Pason Systems and TGS NoPEC Geophysical provides geoscientific data products and services to the oil and gas industry. Each was a top-20 holding at the end of June.
     The Fund’s top performer by a sizable margin was Myriad Genetics, a molecular diagnostic company that specializes in genetic testing for cancer. Its share price slipped dramatically in 2013 after the Supreme Court issued a ruling that human genes cannot be patented. It was also challenged by a reimbursement change from payers (ultimately resolved on better terms) and faced the prospect of new competition in the breast cancer gene testing market. All of this caused many investors to abandon its stock, though we were optimistic that the quality of its diagnostics database and pipeline of additional oncology tests would allow it to remain a leader in molecular testing. The stock began to revive in 2014’s first quarter. Through much of this late 2013-early 2014 timeframe, we thought management was deploying capital productively, first by buying back stock late in 2013 and then in February by acquiring Crescendo Bioscience, which diversified Myriad’s pipeline and gives it a potential billion-dollar market for disease monitoring tests (initially for rheumatoid arthritis). The company also posted strong breast cancer diagnostic test volumes, with its MyRisk panel test meeting initial sales targets. We sold some shares as its price soared in the first half, though it was RS1’s eighth-largest position at the end of the period.
     We increased our position in multiline women’s fashion business Ascena Retail Group. In addition to the generally awful market for retailers, the company was specifically challenged by depressed holiday results that did not improve as the year went on, particularly at Justice, a brand in the promotion-driven teen fashion space. The company is aiming for better results in the second half with revamped products for, and reduced inventory lead times at Justice, increasing profitability from their plus-size brands, and cost reduction realizations.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Ascena Retail Group	-0.40%

Medicines Company (The)	-0.34

Silicon Graphics International	-0.27

Global Power Equipment Group	-0.25

ADTRAN	-0.22

[1] Net of dividends

ROYCE SELECT FUND I VS. RUSSELL 2000 Value of $10,000 Invested on 11/18/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$48 million

Number of Holdings	72

Turnover Rate	21%

Average Market Capitalization[1]	$2,342 million

Weighted Average P/E Ratio[2,3]	20.5x

Weighted Average P/B Ratio[2]	2.2x

U.S. Investments (% of Net Assets)	81.8%

Non-U.S. Investments (% of Net Assets)	8.6%

Symbol	RYSFX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

2 Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3 The Fund’s P/E calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RS1	1.00	16.70

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Quartile Breakpoint	1.20	16.80

1 Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class) with at least five years of history.

The Fund produced lower volatility than the Russell 2000 and 75% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2014 Semiannual Report to Shareholders | 15

Royce Select Fund II

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			6.53%

One-Year			23.70

Three-Year			10.03

Five-Year			14.28

Since Inception (6/30/05)			8.56

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.30%

Net Operating Expenses			1.62

1 Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2013	23.5%	2009	66.6%

2012	13.8	2008	-33.4

2011	-14.0	2007	-5.5

2010	21.0	2006	19.8

TOP 10 LONG POSITIONS % of Net Assets

Acacia Research			3.0%

Freund Corporation			2.4

Computer Task Group			2.3

New World Department Store China			2.3

Zuiko Corporation			2.3

Brooks Automation			2.2

YAMADA Consulting Group			1.9

Destination Maternity			1.8

Trancom			1.8

Parkson Retail Asia			1.7

SHORT POSITIONS % of Net Assets

VelocityShares Daily Inverse VIX Short-Term ETN			-3.4%

Control4 Corporation			-1.2

Middleby Corporation			-1.0

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Consumer Discretionary			28.5%

Industrials			24.9

Information Technology			23.7

Financials			8.6

Health Care			3.6

Materials			3.6

Energy			2.6

Consumer Staples			2.0

Miscellaneous			4.6

Cash and Cash Equivalents			-2.1

[1]Long positions only.

Manager’s Discussion
Royce Select Fund II (RS2) gained 6.5% for the year-to-date period ended June 30, 2014, outpacing both the long-only global small-cap index, the Russell Global Small Cap, and the long-only domestic small-cap index, the Russell 2000, which gained 5.7% and 3.2%, respectively, for the same period. This performance period left us pleased with RS2’s performance on a relative and absolute basis.
     The Fund takes a global approach and may invest in both U.S. and foreign companies, which served it well in the first half. Non-U.S. markets had a strong 2013, despite being unable to keep up with the feverish pace of domestic equities. In the first half of 2014, however, they continued to rally in spite of many Asian markets correcting. For the first-quarter, the Fund returned 4.6%, outpacing the global small-cap’s 2.3% advance and the Russell 2000’s 1.1% gain by a healthy margin. Holdings in Canada, Brazil, Indonesia, and Israel made a positive impact on firstquarter results, while holdings in Hong Kong detracted most.
     Second-quarter portfolio results were stronger for U.S., Canadian, and many Asian companies. Although holdings headquartered in Singapore, Malaysia, Taiwan, Israel, India, and Indonesia enjoyed positive second-quarter performance, positions in Japan made the most significant contribution to quarterly and first-half results. Japan was also the Fund’s second-largest country weighting at the end of June. (Holdings in Hong Kong, on the other hand, continued to struggle.) For the second quarter, RS2 advanced 1.9% versus gains of 2.0% and 3.3% for the domestic small-cap index and the Russell Global Small Cap, respectively. The Fund outperformed the Russell 2000 for the one-year period and outpaced its global small-cap benchmark for the one-, three-year, and since inception (6/30/05) periods ended June 30, 2014.
     Five of the Fund’s nine equity sectors finished the first half in the black. Industrials led by a wide margin, with Consumer Staples also posting strong net gains. They were followed by Information Technology, Materials and Energy. Holdings in the Consumer

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Premier Marketing PCL	1.82%

CETIP - Mercados Organizados	0.74

Magellan Aerospace	0.68

Selamat Sempurna	0.62

Sarin Technologies	0.58

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Select Fund II at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar-year total returns based on those net asset values differ from the adjusted net asset values and calendar-year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2015 and at or below 1.99% through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

16 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review
Discretionary and Financials sectors detracted from first-half results, though their net losses were modest. At the industry level, food & staples retailing helped to drive performance, as did semiconductors & semiconductor equipment, machinery, and professional services. The latter two groups are slotted in the top-performing Industrials sector. Real estate management & development, specialty retail, and media led those groups that hampered first-half returns.
     The Fund’s top-performing stock was Thailand-based Premier Marketing PCL, which distributes snacks, beverages, confectionaries, and personal care products. Its share price began to gradually climb early in 2014, which led us to sell our stake in May. Brazil-based CETIP-Mercados Organizados offers an electronic platform for conducting online transactions, such as auctions and government bond trading, corporate bonds, and fixed-income securities. CETIP also provides central securities depository, outsourcing, market data, and risk management services. Its shares rose on what we suspect was a flight to company quality in Brazil’s first-half bear market. We began to reduce our position in April as its stock price was rising. Magellan Aerospace is an Ontario-based company that serves the civil aerospace and defense market. We like the business’s unlevered balance sheet and that management runs the business with a long-term focus similar to our own. The company’s share price was basically flat into the second quarter, dipping briefly in mid-March before the stock gradually climbed. This seemed to be the result of management executing effectively and the market beginning to take more notice of the business.
     New York City-based Cache is a mall-centered and online women’s apparel store. Poor winter weather put a damper on sales for many retailers. Cache also had to contend with store closings and a decision not to move forward with casual and accessories offerings. We like the company’s long-term prospects and are confident in management’s ability to steer the business back in a positive direction by focusing on dresses and other historically profitable items. We added shares in March and April. We also built our position in SeaChange International, a Massachusetts-based software firm that provides multi-screen video services to television operators and telecommunications companies. Lower-than-expected revenues and earnings hurt the stock.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Cache	-0.78%

SeaChange International	-0.73

Brasil Brokers Participacoes	-0.57

Destination Maternity	-0.44

Parametric Sound	-0.35

[1] Net of dividends

ROYCE SELECT FUND II VS. RUSSELL 2000 AND RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$5 million

Number of Holdings	91

Turnover Rate	108%

Average Market Capitalization[1,4]	$493 million

Weighted Average P/E Ratio[2,3,4]	14.4x

Weighted Average P/B Ratio[2,4]	1.7x

Symbol	RSFDX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes ETF’s and companies with zero or negative earnings (20% of portfolio holdings as of 6/30/14).
[4] Long positions only.

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RS2	0.90	16.23

Russell 2000	1.10	18.23

Category Median	1.13	17.71

Best Quartile Breakpoint	1.20	16.80

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class) with at least five years of history.
The Fund produced lower volatility than the Russell 2000 and 75% of small-cap objective funds, as shown by its standard deviation.
PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States	36.7%

Japan	16.5

Hong Kong	8.4

Canada	6.5

China	5.8

Brazil	4.3

United Kingdom	3.8

Australia	3.3

[1] Represents countries that are 3% or more of net assets.
[2] Long positions only are represented above and except in the case of ETF’s securities are categorized by the country of their headquarters.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2014 Semiannual Report to Shareholders | 17

Royce Enterprise Select Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			5.78%

One-Year			22.09

Three-Year			14.23

Five-Year			16.93

Since Inception (9/28/07)			8.30

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.08%

Net Operating Expenses			1.24

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSS	Year	RSS

2013	28.7%	2010	17.2%

2012	15.7	2009	23.1

2011	0.7	2008	-25.5

TOP 10 POSITIONS % of Net Assets

Thor Industries			2.8%

Kennedy-Wilson Holdings			2.4

Markit			2.2

Copart			1.9

EnerSys			1.8

Carlisle Companies			1.8

Mohawk Industries			1.8

DENTSPLY International			1.8

iShares 1-3 Year Treasury Bond ETF			1.7

ManpowerGroup			1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			20.8%

Consumer Discretionary			16.6

Information Technology			11.5

Materials			8.0

Financials			4.9

Energy			3.8

Health Care			3.2

Utilities			1.6

Miscellaneous			1.5

Government Bonds			1.7

Cash and Cash Equivalents			26.4

Manager’s Discussion
Royce Enterprise Select Fund (RSS) enjoyed a strong first half on an absolute basis.The Fund rose 5.8% for the year-to-date period ended June 30, 2014 compared to the 5.9% gain for its small- and mid-cap benchmark, the Russell 2500 Index, for the same period.
     As the year began, there was a lot of speculation as to what direction equities would take. Considering the breakneck pace of returns in 2013, many market watchers argued that valuations were unsustainably high. Others held that with interest rates still basically at zero and the economy growing slowly but steadily, the case for a “melt up” remained strong. Returns for most stocks continued to climb in the first quarter, though overall results were far more muted. The Fund participated in this lower key-up phase, gaining 1.7% for the first quarter. The arrival of spring saw many markets pausing and trying to make sense of a terrible winter, a new Federal Reserve chair, and some alarming events in Syria and Ukraine. These worries proved short-lived, though they did create a bit more volatility than we saw in the earlier part of the year. For the second quarter, we were pleased that RSS outpaced the Russell 2500, increasing 4.0% versus 3.6%. The Fund’s average annual total return since inception (9/28/07) was 8.3%.
     Although it was not a stalwart performer in the market as a whole, the Consumer Discretionary sector was the portfolio’s top contributor during the first half, helped by strong results from the auto components, specialty retail, and household durables industries. Effective stock picking was critical to the sector’s net gains. Standard Motor Products manufactures and distributes replacement automotive parts. Its business has benefited from the aging of U.S. vehicles as well as its vertical integration strategy of acquiring suppliers, which included buying some eight companies over the last three years. To a lesser extent, its temperature control replacement parts segment, which serves the HVAC marketplace, has managed well through unfavorable weather that seemed to be turning for the better by the end of June. From the Energy sector, Helmerich & Payne provides contract drilling of oil and gas wells in the Gulf of Mexico and South America and operates land and platform rigs. The company has long enjoyed an advantage in its industry by making higher-quality, technologically superior rigs. In late April, the firm

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Helmerich & Payne	0.67%

Skyworks Solutions	0.65

Standard Motor Products	0.56

Kennedy-Wilson Holdings	0.46

Westlake Chemical	0.41

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2015 and at or below 1.99% through April 30, 2024. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

18 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

reported record quarterly revenues and rig activity, part of a longer-term string of success that helped to push its share price higher. Its technologically superior offerings are driving market share gains for companies eager to reduce drilling costs by upgrading to its more efficient rigs. Information Technology business Skyworks Solutions is a leading supplier of radio frequency (RF) chips to wireless smartphones. Its success has been driven by three industry tailwinds: continued smartphone adoption on a global basis, 4G network build outs in Europe and China, and increased RF chip content in 4G networks compared to 3G. We also like its diversification strategy into industrial, home automation, smart metering, and automotive applications.
     Individual stock losses were modest. We chose to hold our shares of Mohawk Industries in spite of its volatile, downward sloping stock price. The company designs, manufactures, and distributes flooring for the residential and commercial markets. The company offers carpet, ceramic tile, laminate, wood, stone, vinyl, and rugs. The domestic carpet business continues to struggle even as housing has rebounded. Mohawk, however, has managed to grow revenues and operating income in part by what we think was a savvy strategy of diversifying into a number of other flooring types, such as wood and laminate. It has also held onto market share and cut costs. We reduced our position in AVX Corporation in the first quarter for valuation reasons. The company makes a variety of passive electronic components, including ceramic and tantalum capacitors that are used in many electronic products to store, filter, or regulate electric energy.
     We continue to be more disposed toward (and thus positioned in) cyclical sectors. Industrial companies remain an area of focus, with particular attention on areas that are positioned to take advantage of the U.S.’s edge in feedstock for natural gas and derivatives, whether in the form of capital equipment businesses and/or specialty chemical companies that benefit from our country’s current structural advantage in energy. Technology also remains an area of high interest. Our preference remains with companies that are levered for ongoing smartphone penetration globally. More specifically, we are focused on the massive build out of 4G telecom networks around the world, including top-15 position Rogers Corporation and Skyworks Solutions. More recently, we have also been building positions in certain Consumer Discretionary names, such as Dollar Tree and Finish Line (The).

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Mohawk Industries	-0.16%

AVX Corporation	-0.16

SEACOR Holdings	-0.14

Support.com	-0.13

Kennametal	-0.12

[1] Net of dividends.

ROYCE ENTERPRISE SELECT FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$3 million

Number of Holdings	71

Turnover Rate	45%

Average Market Capitalization[1]	$4,054 million

Weighted Average P/E Ratio[2,3]	21.7x

Weighted Average P/B Ratio[2]	2.7x

U.S. Investments (% of Net Assets)	64.9%

Non-U.S. Investments (% of Net Assets)	8.7%

Symbol	RMISX

[1] Geometric Average. This This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSS	1.23	13.49

Russell 2500	1.24	17.03

Category Median	1.20	16.22

Best Decile Breakpoint	1.35	14.17

[1] Five years ended 6/30/14. Category Median and Best Decile Breakpoint based on 284 mid-cap objective funds (oldest class) with at least five years of history.

The Fund performed within the top 50% of mid-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2500 and 90% of mid-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages (%)

The Royce Funds 2014 Semiannual Report to Shareholders | 19

Royce Opportunity Select Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			3.29%

One-Year			26.72

Three-Year			19.16

Since Inception (8/31/10)			22.46

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.78%

Net Operating Expenses			1.29

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROS	Year	ROS

2013	44.6%	2011	-17.1%

2012	35.1

TOP 10 LONG POSITIONS % of Net Assets

Extreme Networks			2.1%

M.D.C. Holdings			2.1

AK Steel Holding Corporation			1.9

Air Lease Cl. A			1.9

OM Group			1.8

Swift Energy			1.8

RTI International Metals			1.8

Orient-Express Hotels Cl. A			1.6

Louisiana-Pacific Corporation			1.6

Kennedy-Wilson Holdings			1.6

TOP 10 SHORT POSITIONS % of Net Assets

Lumber Liquidators Holdings			-0.6%

Vitamin Shoppe			-0.6

CF Industries Holdings			-0.5

Popeyes Louisiana Kitchen			-0.5

Life Time Fitness			-0.4

Fresh Market (The)			-0.4

iShares Russell 2000 ETF			-0.3

Buffalo Wild Wings			-0.3

Zillow Cl. A			-0.3

Fiesta Restaurant Group			-0.3

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Information Technology			29.1%

Industrials			18.6

Consumer Discretionary			12.5

Materials			11.3

Energy			10.1

Financials			9.3

Health Care			4.0

Miscellaneous			4.4

Cash and Cash Equivalents			0.7

[1] Long positions only.

Manager’s Discussion
Over the last two calendar years, Royce Opportunity Select Fund (ROS) put together a record of terrific results on both an absolute and relative basis. This trend continued in the first half of 2014.The Fund advanced 3.3% for the year-to-date period ended June 30, 2014, slightly outpacing its small-cap benchmark, the Russell 2000 Index, which rose 3.2% for the same period.
     The year began on the same bullish note on which 2013 ended, though in far less dynamic fashion. For the first quarter, the Fund gained 5.9%, a strong performance that helped to mitigate the effect of the subsequent down phase. The correction that began in early March was tougher on ROS than on its benchmark. It put the Fund out of sync with many larger small-caps, though it was consistent with what was happening with micro-cap companies. The Fund fell 2.5% in the second quarter. However, second-quarter underperformance did nothing to hurt the portfolio’s relative advantage over longer time periods. ROS beat the Russell 2000 for the one-, three-year, and since inception (8/31/10) periods ended June 30, 2014. ROS’s average annual total return since inception was 22.5%. We remain quite pleased with Fund’s absolute and relative long-term results.
     Information Technology was the Fund’s largest sector at the end of June and a net gainer for the semiannual period. Higher corporate profitability looks likely to trigger a round of long-overdue CAPEX spending. The market for PCs has been also improving of late, and there are a number of new devices and related technologies due for release in the next year or so on the already robust tablet and mobile device fronts. This could result in simultaneously strong markets for PCs, mobile, and tablets, which would be excellent news for much of the sector—and many of our holdings within it. In addition, the housing market continues to grow and looks to us as though it is in an extended cycle while non-residential construction looks poised for a long-term recovery following pretty dismal results in 2013. Building activity has been on the rise so far in 2014. Many retailers suffered through the first half, pushing stock prices down to attractively cheap levels.
     Six of ROS’s eight equity sectors posted net gains in the first half. Energy was the portfolio’s top performer, followed by Industrials. The Fund’s leading industries were the semiconductors & semiconductor equipment groups and oil, gas & consumable fuels

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

RF Micro Devices	0.84%

Goodrich Petroleum	0.76

Tower International	0.67

SunEdison	0.63

Warren Resources	0.55

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2015. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

20 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review
stocks. The first of these was home to two of the portfolio’s top performers year-to-date through the end of June. RF Micro Devices makes radio frequency (or RF) chips primarily for wireless applications. Its performance is often in line with the tech business cycle, though it has historically shown increased volatility based on the presence or absence of hot-selling new devices. We built our stake when its price was falling in order to gain exposure to the fast-growing wireless flash niche. SunEdison, which was 2013’s top contributor, produces electronic-grade polysilicon used for electronics, solar cells, and film devices while also developing solar power projects. The demand for solar technology keeps heating up, with improved technological efficiency helping to lower costs. Oil and natural gas company Goodrich Petroleum benefited from the sharp increase in drilling activity in Texas and North Dakota.
     We substantially increased our position in Extreme Networks, which provides switching solutions for local area networks (LAN). Disappointing earnings, based in part on lower-than-expected sales to government entities, and revised guidance drove investors away. We like its recent acquisition of a complementary business, which we think can help the company to achieve a solid earnings stream. Quiksilver is a youth-oriented apparel and footwear maker that operates under its own brand name as well as Roxy and DC. Like many retailers, it suffered through an awful first half. We like the way it handled the challenges it faced and its new management.
     We typically act in a very deliberate and disciplined manner in managing the portfolio’s assets. In the first half, this meant selling many strong performers to more momentum-based investors. We think this is a prudent strategy, as it allows us to refresh the portfolio with companies trading at attractively low P/B and price-to-sales ratios. Many of these newer holdings (or additional shares of existing holdings that have not yet reversed course) endured tough times throughout the second quarter. While disappointing on a short-term basis, we were comfortable with these decisions. It is important to pare back portfolio successes and reposition the proceeds in an attempt to set the portfolio up for future growth. We also want to maintain what we believe is a reasonable valuation level for the portfolio taken as a whole. Many of these purchases were in technology, housing, retail, and non-residential construction, including M.D.C. Holdings, Louisiana-Pacific Corporation, and J.C. Penney Company.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Extreme Networks	-0.80%

Quiksilver	-0.79

PowerSecure International	-0.58

Hercules Offshore	-0.56

NeoPhotonics Corporation	-0.51

[1] Net of dividends.

ROYCE OPPORTUNITY SELECT FUND VS. RUSSELL 2000 Value of $10,000 Invested on 8/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$24 million

Number of Holdings	113

Turnover Rate	51%

Average Market Capitalization[1,3]	$850 million

Weighted Average P/B Ratio[2,3]	1.7x

U.S. Investments[3] (% of Net Assets)	94.6%

Non-U.S. Investments[3] (% of Net Assets)	4.7%

Symbol
Investment Class	ROSFX
Service Class	ROSSX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] Long positions only.

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

ROS	0.99	19.70

Russell 2000	0.88	16.98

Category Median	0.87	16.86

Best Quartile Breakpoint	0.96	15.97

[1] Three years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 386 small-cap objective funds (oldest class) with at least three years of history.
The Fund beat the Russell 2000 and performed within the top 25% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages (%)

The Royce Funds 2014 Semiannual Report to Shareholders | 21

Royce Micro-Cap Discovery Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			0.00%

One-Year			20.54

Three-Year			9.92

Five-Year			13.46

10-Year			5.30

Since Inception (10/3/03)			6.69

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.50%

Net Operating Expenses			1.49

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2013	35.3%	2008	-35.1%

2012	3.1	2007	-7.4

2011	-2.2	2006	16.8

2010	19.6	2005	7.6

2009	25.9	2004	13.3

TOP 10 POSITIONS % of Net Assets

Computer Task Group			2.4%

Comtech Telecommunications			2.2

Miller Industries			2.1

National HealthCare			2.1

John B. Sanfilippo & Son			2.1

Invacare Corporation			2.1

Alamo Group			2.0

Village Super Market Cl. A			1.9

United States Lime & Minerals			1.8

MYR Group			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			21.4%

Industrials			19.4

Health Care			15.5

Consumer Discretionary			11.3

Materials			8.3

Financials			7.6

Consumer Staples			4.8

Energy			3.8

Miscellaneous			4.6

Cash and Cash Equivalents			3.3

Managers’ Discussion
Royce Micro-Cap Discovery Fund (RDF) was flat for the year-to-date period ended June 30, 2014 compared to a 1.6% gain for its benchmark, the Russell Microcap Index, for the same period.
     Micro-cap stocks have been among the equity market’s best-performing asset classes over the last several years. For example, the Russell Microcap outpaced its small-cap peers (as represented by the Russell 2000 Index) in four of the last five calendar year periods and their large-cap counterparts (as represented by the Russell 1000 Index) in three of the previous five. In addition, 2013 was the second-best calendar-year result for the Russell Microcap since its inception on June 30, 2000. A slackening of the pace of returns was therefore not unexpected, and this is exactly what took place in the first half of 2014. Equities failed to establish any clear direction as the economy continued to grow slowly and a still unresolved debate went on about whether or not stocks are overvalued or still have some room to run. This argument has so far been a low-intensity dispute, at least insofar as it has affected share prices.
     For the first quarter RDF advanced 0.4%. A new Fed chair, miserable winter weather through much of the eastern part of the U.S., and ongoing concerns about the pace of economic growth all gave investors pause at one point or another in 2014’s opening months. Volatility, which has been quite low throughout the last 18 months, returned briefly to the small-cap market in early March and persisted through mid-May, making the second quarter a relatively more unsettled period. Equities rallied through the end of May and all of June, undoing the bearish effect. For the second quarter the Fund fell slightly, down 0.4%, losing less than its benchmark, which declined 1.4% for the same period.
     To enhance the detection of potential portfolio candidates, RDF’s portfolio managers combine a proprietary quantitative screening model—first developed by George Necakov more than a decade ago—with traditional fundamental analysis to aid them in their effort to find companies that exhibit these characteristics. There are several key pieces to the

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

VASCO Data Security International	0.61%

Standex International	0.60

Lydall	0.59

VSE Corporation	0.56

Comtech Telecommunications	0.51

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Discovery Fund at 6/29/12 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and calendar-year total returns based on those net asset values differ from the adjusted net asset values and calendar-year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2015 and at or below 1.99% through April 30, 2024. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

22 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

fund’s proprietary model: First, relative sector valuations are an important element in understanding outperformance patterns. The model’s output is sector adjusted so that companies are evaluated relative to their sector peers. Second, the model has historically been more effective in discriminating between over and undervalued companies as one moves down the market cap scale, which explains RDF’s emphasis on micro-cap stocks. Finally, the efficacy of each of the three attributes can vary depending on what stage we are in within a particular economic cycle. While we believe the model is effective at generating a list of micro-cap investment candidates, fundamental scrutiny adds a level of refinement that does not exist in purely quantitative approaches. Six of the Fund’s nine equity sectors finished the first half with net gains, with Industrials leading by a large margin. Within the sector, the best-performing industries were machinery companies and professional services stocks. Two holdings in the machinery group were among the portfolio’s five top contributors. Standex International makes a variety of products, including food merchandising and display cases, reusable and expendable space launch vehicles, and magnetic components and connectors. Its shares rose when the company reported record results for its fiscal third quarter with all five operating groups reporting increased year-over-year sales and operating income as well as an optimistic outlook. We sold our shares of Lydall in the second quarter as its price climbed. The company manufactures engineered specialty papers, automotive heat shields, acoustical barriers, and medical filtration and bioprocessing components for original equipment manufacturers. VASCO Data Security International was RDF’s best-performing position in the first half. The company specializes in bank security and develops security systems to secure and manage access to user digital assets. Its stock made two significant upticks in the first half. In February, its shares rose on better-than-expected fourth quarter of 2013 earnings and a strong outlook for fiscal 2014. Increased revenues and ongoing earnings strength saw the shares getting another major boost late in April. We reduced our position in June.
     We parted ways with Liquidity Services in the first half, though we reinitiated a position in July. The company runs online auctions for wholesale, surplus, and salvage assets. We also sold our shares of Big 5 Sporting Goods, an owner and operator of sporting goods stores in the Western U.S. Each posted larger losses in the first half than we were prepared to live with.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Liquidity Services	-0.56%

Big 5 Sporting Goods	-0.50

Village Super Market Cl. A	-0.44

Actuate Corporation	-0.39

Employers Holdings	-0.37

[1] Net of dividends.

ROYCE MICRO-CAP DISCOVERY FUND VS. RUSSELL MICROCAP Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$6 million

Number of Holdings	95

Turnover Rate	47%

Average Market Capitalization[1]	$406 million

Weighted Average P/E Ratio[2,3]	17.2x

Weighted Average P/B Ratio[2]	1.5x

U.S. Investments (% of Net Assets)	90.3%

Non-U.S. Investments (% of Net Assets)	6.4%

Symbol	RYDFX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RDF	0.79	18.07

Russell Microcap	1.04	19.40

Category Median	1.07	18.88

Best Quartile Breakpoint	1.19	17.24

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 18 micro-cap objective funds (oldest class only) with at least five years of history.

The Fund produced lower volatility than the Russell Microcap and 50% of micro-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 23

Royce Financial Services Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			3.62%

One-Year			23.76

Three-Year			15.37

Five-Year			16.71

10-Year			9.25

Since Inception (12/31/03)			8.90

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.97%

Net Operating Expenses			1.57

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2013	42.0%	2008	-35.4%

2012	20.7	2007	-4.7

2011	-11.3	2006	24.8

2010	18.5	2005	12.2

2009	32.1	2004	15.1

TOP 10 POSITIONS % of Net Assets

Charles Schwab			2.2%

State Street			2.1

RLI Corp.			1.8

Alleghany Corporation			1.8

Sprott			1.7

Federated Investors Cl. B			1.7

Diamond Hill Investment Group			1.7

Moody’s Corporation			1.7

CIT Group			1.6

Financial Engines			1.6

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Capital Markets			54.8%

Diversified Financial Services			10.4

Insurance			10.2

Banks			5.0

IT Services			3.1

Professional Services			2.1

Internet Software & Services			1.9

Software			1.7

Consumer Finance			1.6

Real Estate Management & Development			1.5

Closed-End Funds			1.2

Trading Companies & Distributors			0.9

Media			0.5

Hotel, Restaurants & Leisure			0.1

Miscellaneous			2.6

Cash and Cash Equivalents			2.4

Manager’s Discussion
For the year-to-date period ended June 30, 2014, Royce Financial Services Fund (RFS) gained 3.6%, which was ahead of the small-cap Russell 2000 Index, which was up 3.2%, but trailed the Russell 2500 Financial Services Index, which rose 5.8% for the same period.
     The market remained in a bull phase as 2014 began, though it moved at a much slower pace following the speedway clip of the previous year. Equity returns thus remained mostly positive amidst a lot of talk about whether or not valuations were unreasonably high. RFS gained 1.5% in the first quarter versus respective gains of 1.1% for the Russell 2000 and 2.7% for the Russell 2500 Financial Services Index. We were not overly concerned about these results considering both the short time period and the Fund’s wide relative advantage over both benchmarks coming into 2014.
     The second quarter was in general a more challenging period for small-cap stocks. The Russell 2000 reached its year-to-date high on March 4 and mostly fell through May 15. The Fund outpaced both indexes from that early March interim high through the end of June. For the second quarter, RFS essentially tied the small-cap index—both advanced 2.0%—while the financial services component of the Russell 2500 rose 3.1% for the same period. We remained pleased with the Fund’s longer-term results. RFS outpaced both indexes for the one- and 10-year periods ended June 30, 2014. The Fund also beat the Russell 2000 for the three-year period ended June 30, 2014. In addition, RFS outperformed the Russell 2500 Financial Services Index for the since inception (12/31/03) period ended June 30, 2014. The Fund’s average annual total return since inception was 8.9%.
     We are seldom surprised when RFS is out of sync with the financial services companies in the Russell 2500 Index. (Being a sector fund, RFS has also frequently moved in a different direction than the Russell 2000.) Our preference is for conservatively capitalized, fundamentally strong financial services businesses that we believe are well run and trading at attractively low valuations based on our estimate of the company’s intrinsic worth. This has historically resulted in a significant underweight in banking stocks, which, regardless of their other merits, typically lack the balance-sheet strength that is so important to us. This bias toward strong balance-sheets and other metrics indicating financial health, such as high returns on invested capital, free

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

CRISIL	0.47%

U.S. Global Investors Cl. A	0.47

Egyptian Financial Group-Hermes Holding Company	0.44

CETIP - Mercados Organizados	0.39

Sprott	0.38

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2015. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

24 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

cash flow generation, and a history of earnings, has also led us historically to overweight asset management businesses as well as invest in an ample number of insurance companies and tech-related financial services businesses.
     The ongoing bull market for stocks was obviously a factor in the robust results for many investment management firms. The fact that the much-discussed mass exodus from bonds into equities has not yet occurred to any notable degree helped those companies with more fixed income exposure. A recovery in precious metal commodity prices, however, was among the factors driving success for two asset managers—U.S. Global Investors and top-5 position Sprott. The latter is a Canadian investment management company that has been in business since 1981 and has expertise in natural resource and commodity-based investing. U.S. Global Investors is an American investment advisory firm that specializes in natural resources and emerging markets. While a recovery for the second of these groups has been spotty, the first improved enough to renew interest in its stock. We built a position in both when their respective share prices were declining in 2013.
     Two non-U.S. capital markets companies enjoyed a strong first half. Egyptian Financial Group-Hermes Holding Company is the leading investment bank in the Arab world and provides services such as asset management, securities brokerage, research, and private equity. Improved revenues seemed to draw more investors to its stock. CETIP-Mercados Organizados organizes the over-the-counter (OTC) markets in Brazil. The company offers an electronic platform for conducting online transactions, such as auctions and government bond trading, corporate bonds, and fixed-income securities. CETIP also provides central securities depository, outsourcing, market data, and risk management services. Its shares rose on what we suspect was a flight to company quality in Brazil’s first-half bear market. CRISIL, RFS’s top performer in the first half, comes from outside the capital markets group. An India-based global analytical company providing ratings, research, and risk and policy advisory services, its shares seemed to rise on an improved economic and market climate in India.
      We added shares of ETF specialist WisdomTree Investments as its share price slipped while we slightly trimmed our stake in Towers Watson & Co., a benefits consultant whose shares seemed to correct on profit taking following a run-up in 2013 and a slight slowdown in its business during the first half.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

WisdomTree Investments	-0.34%

Towers Watson & Co. Cl. A	-0.25

Financial Engines	-0.24

Waddell & Reed Financial Cl. A	-0.22

Japan Exchange Group	-0.19

[1] Net of dividends.

ROYCE FINANCIAL SERVICES FUND VS. RUSSELL 2000 AND RUSSELL 2500 FINANCIAL SERVICES Value of $10,000 Invested on 12/31/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$64 million

Number of Holdings	100

Turnover Rate	16%

Average Market Capitalization[1]	$2,989 million

Weighted Average P/E Ratio[2,3]	18.3x

Weighted Average P/B Ratio[1]	2.0x

U.S. Investments (% of Net Assets)	69.6%

Non-U.S. Investments (% of Net Assets)	28.0%

Symbol	RYFSX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RFS	1.02	16.54

Russell 2000	1.10	18.23

Category Median	0.91	17.84

Best Quartile Breakpoint	1.02	16.24

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 27 financial services objective funds (oldest class only) with at least five years of history.

The Fund performed within the top 50% of financial services objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 50% of financial services objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 25

Royce SMid-Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			13.70%

One-Year			33.34

Three-Year			10.82

Five-Year			16.94

Since Inception (9/28/07)			7.59

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.20%

Net Operating Expenses			1.35

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSV	Year	RSV

2013	22.9%	2010	26.0%

2012	15.4	2009	28.7

2011	-11.6	2008	-29.3

TOP 10 POSITIONS % of Net Assets

Semperit AG Holding			3.5%

Kennedy-Wilson Holdings			3.4

Myriad Genetics			3.4

Western Digital			3.2

SanDisk Corporation			3.2

Cirrus Logic			3.1

Westlake Chemical			3.1

Globe Specialty Metals			3.0

Ashmore Group			3.0

AGCO Corporation			3.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			16.4%

Industrials			15.7

Information Technology			14.7

Energy			14.0

Financials			12.0

Consumer Discretionary			8.2

Health Care			6.7

Consumer Staples			3.8

Cash and Cash Equivalents			8.5

Managers’ Discussion
Royce SMid-Cap Value Fund (RSV) enjoyed an excellent first half, posting the highest return among all of our open-end portfolios. The Fund advanced an impressive 13.7% for the year-to-date period ended June 30, 2014, more than doubling the return of its small- and mid-cap benchmark, the Russell 2500 Index, which was up 5.9% for the same period.
     As the year began, there was a lot of speculation as to what direction equities would take. Considering the breakneck pace of returns in 2013, many market watchers argued that valuations were unsustainably high. Others held that with rates still basically at zero and the economy growing slowly but steadily, the case for a “melt up” remained strong. Returns for most stocks continued to climb in the first quarter, though results were far more muted overall. The Fund more than participated in this lower key-up phase, gaining 7.1% for the first quarter, well ahead of the Russell 2500, which rose 2.3% for the same period. The small- and mid-cap index endured a bearish April before rallying in May and June, while the Fund finished each of those months in the black. For the second quarter, RSV again outpaced the benchmark, increasing 6.1% compared to 3.6% for the Russell 2500.
     It appears that we are returning to a more historically typical performance cycle in which company fundamentals matter. This began more than a year ago when we first heard taper talk and interest rates started to rise. Around this same time it became fairly clear that legislative agendas were being closed down in Washington, creating a gridlock that seems to have removed some uncertainty. Businesses no longer need to guess what might happen politically because it has become almost impossible to get anything done. This does not seem likely to change until after this year’s mid-term elections at the earliest. These developments, along with the ongoing decline in correlation levels across all asset classes, are a series of signs pointing to a better market for active management overall.
     All of the Fund’s eight equity sectors posted net gains in the first half. Net losses at the industry and position level were comparatively minor. The Medicines Company provides acute and intensive care medications. Its stock plummeted on news of a negative patent ruling that would allow a competitor to produce a generic version of its highest revenue-

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Myriad Genetics	2.80%

Helmerich & Payne	1.61

SanDisk Corporation	1.10

Westlake Chemical	0.99

Semperit AG Holding	0.86

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.35% through April 30, 2015 and at or below 1.99% through April 30, 2024. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

26 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

producing drug in the second half of 2015. (The company is appealing the decision.) Uneven trial results for one of the six new drugs in its pipeline also helped to keep investors away. Jacobs Engineering Group continued to struggle with trying to convert its backlog of business into revenue. It also endured a mining industry-driven shortfall in results from a recently acquired company and losses on a few key projects. All of this led management to reduce guidance for the current fiscal year. Thus rattled, investors fled. However, the company is also set to unveil a cost reduction program that could help its margins to recover in 2015 and beyond.
     The Energy sector led by quite a wide margin in the first half, with Materials, Information Technology, and Health Care also posting notable net gains. A long-time Royce favorite, the portfolio’s major contributor in the Energy sector, and the Fund’s twelfth-largest holding at the end of the semiannual period, Helmerich & Payne is a contract driller that specializes in high-tech rigs that were in increasingly high demand as drilling activity picked up. Top-five position SanDisk Corporation provides data storage products and solutions, including flash memory, proprietary controller and firmware technologies, as well as USB drives, digital media players, and other components. Capacity concerns have abated and global demand has been growing, both of which helped its shares to rise in the first half.
     Molecular diagnostic company Myriad Genetics was one of RSV’s five largest detractors in 2013 (when we added shares) before winding up as the top net gainer for the first half of 2014. The company specializes in genetic testing for cancer and ended last year facing increased competition, particularly in breast cancer screening tests, and some still unresolved reimbursement issues that remained under federal review at the end of December. It was also confronted with skepticism from some quarters about the fallout from a June 2013 Supreme Court decision which held that genes could not be patented. Our take was that neither the high court ruling nor the increased competition would hurt the firm’s long-term health. We see the quality of its predictive tests as the industry’s gold standard, so we were quite pleased to see it continue to execute successfully (and profitably), as well as make a savvy acquisition of Crescendo Bioscience, in the first half. The acquisition diversifies Myriad’s already promising pipeline. It was the Fund’s third-largest holding at the end of June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Medicines Company (The)	-0.36%

Jacobs Engineering Group	-0.27

Alamos Gold	-0.26

Value Partners Group	-0.21

HollyFrontier Corporation	-0.20

[1] Net of dividends.

ROYCE SMID-CAP VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$20 million

Number of Holdings	53

Turnover Rate	13%

Average Market Capitalization[1]	$3,961 million

Weighted Average P/E Ratio[2,3]	19.5x

Weighted Average P/B Ratio[2]	2.4x

U.S. Investments (% of Net Assets)	65.5%

Non-U.S. Investments (% of Net Assets)	26.0%

Symbol	RMVSX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (19% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSV	0.98	17.64

Russell 2500	1.24	17.03

Category Median	1.20	16.22

Best Quartile Breakpoint	1.29	15.33

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 284 mid-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 27

Royce Partners Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			2.77%

One-Year			21.18

Three-Year			11.55

Five-Year			14.16

Since Inception (4/27/09)			14.21

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.97%

Net Operating Expenses			1.26

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	PTR	Year	PTR

2013	32.2%	2011	-11.7%

2012	20.7	2010	18.7

TOP 10 POSITIONS % of Net Assets

E-L Financial			2.7%

Atrion Corporation			2.2

State Street			2.1

Value Partners Group			1.9

Reliance Steel & Aluminum			1.9

MasterCard Cl. A			1.8

Sprott			1.8

Bank of New York Mellon (The)			1.8

Ashmore Group			1.8

Jupiter Fund Management			1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			30.6%

Industrials			19.0

Information Technology			10.6

Materials			9.5

Energy			5.9

Health Care			4.2

Consumer Discretionary			2.2

Consumer Staples			1.0

Miscellaneous			1.3

Cash and Cash Equivalents			15.7

Manager’s Discussion
While we were pleased with the absolute results for Royce Partners Fund (PTR) in the first half of 2014, we were nonetheless frustrated that the Fund was unable to keep pace with its benchmark. The Fund gained 2.8% for the year-to-date period ended June 30, 2014 versus the 5.9% advance for the Russell 2500 Index, the Fund’s benchmark, for the same period.
     After the feverish pace of returns in 2013, especially in the second half, the bull market cooled to kick off the year. In the first quarter of 2014, PTR gained 0.3%, a modest gain that put the Fund far behind its benchmark’s 2.3% return. Volatility shook small-cap share prices throughout much of the second quarter of 2014, though a rebound late in May and throughout June was strong enough to steer results back into positive territory. In the second quarter, the Fund’s 2.5% advance was not enough to give it an advantage over its benchmark, which rose 3.6%.
     Despite more muted performance in the first half of the year, equity returns were generally positive, with the economy showing signs of both growth and normalization. Equally important, we continue to see, albeit in fits and starts, the market gravitating from low quality to high-quality companies—those with strong balance sheets and high returns on invested capital. We believe this environment will reward active and disciplined managers with a long-term focus. The Fund’s average annual total return since inception (4/27/09) was 14.2%.
     Seven of the Fund’s nine equity sectors were positive contributors to first-half performance. Financials led all sectors by a wide margin, followed by Materials and Health Care. Myriad Genetics, a molecular diagnostic company that specializes in genetic testing for cancer, made a strong comeback in the first half of the year. After the Supreme Court ruled that human genes cannot be patented in June 2013, its share price declined rapidly as investors grew concerned that Myriad would struggle to compete or be profitable in the wake of the Court’s decision. The company remains a leader in genetic testing with a variety of industry-standard tools for detecting hereditary cancer risk. The stock recovered in the first quarter of 2014, and though its price has been volatile more recently, we continue to believe in the company.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Myriad Genetics	0.59%

BBVA Banco Frances ADR	0.57

Pan American Silver	0.45

GTT Communications	0.36

Zebra Technologies Cl. A	0.31

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.20% through April 30, 2015 and 1.84% through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

28 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

     BBVA Banco Frances ADR is a financial services company that caters to corporations, medium and small companies, and individual customers in Argentina. It is the oldest private bank in Argentina and the nation’s third largest. It has posted both strong earnings and given an improved outlook so far in 2014, both of which seemed to attract more investors to its shares. After suffering a harsh 2013, the precious metals & mining industry rebounded strongly during the first half of 2014. We were pleased to see Pan American Silver, the portfolio’s eleventh-largest holding, benefit from this recovery. In January we sold our shares in GTT Communications as its price was beginning to rise on increased revenues. The company is a cloud-based technology business that designs and integrates data transfer and connectivity solutions. We also sold our position in Zebra Technologies in April. The company makes specialized printers, including direct thermal and thermal transfer label printers and radio frequency identification (RFID) printers and encoders. The firm announced strong fiscal fourth-quarter results early in 2014 that showed accelerating demand for its bar code printers and consumables after a period of channel destocking. Its shares jumped again in April on news of Zebra’s announcement of its intent to purchase Motorola Solutions’ enterprise business, which adds mobile computing and data-capture to the firm’s existing portfolio of technologies.
     Towers Watson & Co., one of the Fund’s largest contributors to performance at the end of 2013, is a benefits consultant and a leading provider and manager of private health insurance exchanges. Its business slowed during the first half after a fantastic run-up in 2013. We like the company’s shareholder-friendly capital allocation and are holding our position after selling shares late last year. Hong Kong-based asset managers Value Partners Group’s stock was volatile throughout the first half of 2014. The fourth-largest holding in the portfolio, the company has largely suffered from China’s economic troubles and slow growth. We like the company’s value orientation and the fact that it has been making investments in China’s domestic market. We held our shares in the first half.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Towers Watson & Co. Cl. A	-0.34%

Value Partners Group	-0.30

MasterCard Cl. A	-0.29

Patriot Transportation Holding	-0.24

FARO Technologies	-0.21

[1] Net of dividends.

ROYCE PARTNERS FUND VS. RUSSELL 2500 Value of $10,000 Invested on 4/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$3 million

Number of Holdings	63

Turnover Rate	5%

Average Market Capitalization[1]	$3,440 million

Weighted Average P/E Ratio[2,3]	16.1x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	54.4%

Non-U.S. Investments (% of Net Assets)	29.9%

Symbol	RPTRX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

PTR	0.93	15.53

Russell 2500	1.24	17.03

Category Median	1.20	16.22

Best Quartile Breakpoint	1.29	15.33

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 284 mid-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 29

Royce European Smaller-Companies Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			4.59%

One-Year			23.52

Three-Year			5.58

Five-Year			16.72

Since Inception (12/29/06)			5.04

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.27%

Net Operating Expenses			1.70

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RES	Year	RES

2013	20.8%	2009	57.7%

2012	23.8	2008	-46.4

2011	-20.3	2007	1.4

2010	35.2

TOP 10 POSITIONS % of Net Assets

Ashmore Group			2.5%

KWS Saat			2.5

Semperit AG Holding			2.4

Consort Medical			2.3

Mayr-Melnhof Karton			2.3

Zehnder Group			1.9

Stallergenes			1.9

Latchways			1.8

Nokian Renkaat			1.8

DiaSorin			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			22.0%

Information Technology			16.8

Health Care			15.7

Consumer Discretionary			10.7

Energy			8.9

Financials			7.7

Materials			6.9

Consumer Staples			3.8

Diversified Investment Companies			1.6

Cash and Cash Equivalents			5.9

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United Kingdom			25.9%

France			18.4

Germany			12.8

Norway			5.6

Italy			4.8

Switzerland			4.8

Austria			4.7

Finland			3.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Managers’ Discussion
After mounting a strong comeback and generally outperforming its domestic peers during the last two quarters of 2013, European indexes remained fairly competitive before beginning to lose steam towards the end of the first half of 2014. We were slightly disappointed in Royce European Smaller-Companies Fund’s (RES) relative first-half results. The Fund gained 4.6% for the year-to-date period ended June 30, 2014, trailing its benchmark, the Russell Europe Small Cap Index, which advanced 5.5% for the same period.
     The Russell Europe Small Cap Index narrowed the performance gap at the end of 2013, finishing the year with a 36.6% gain versus the domestic small-cap Russell 2000 Index’s 38.8% advance. While equities in the U.S. and abroad moderated in the first quarter of 2014, European markets assumed leadership. RES participated in this rally, rising 3.9% versus a gain of 6.5% for its benchmark. European equity performance slowed a bit in the second quarter, most notably in June as the Russell Europe Small Cap Index fell into the red while international, domestic (save micro-caps), and global markets were in the black. We were pleased that RES gained 0.6% in the second quarter, outperforming its benchmark’s 1.0% decline. We were also pleased that the Fund was able to outpace the Russell Europe Small Cap Index for the since inception (12/29/06) period ended June 30, 2014.
     Eight of the Fund’s 10 equity sectors finished the first half in positive territory. Health Care made the largest positive contribution to performance, leading by a sizable margin. It was followed by solid net gains for Consumer Discretionary and Industrials. Materials was the Fund’s biggest detractor from performance, though its net loss was minimal. Pharmaceuticals led at the industry level, with household durables and software also posting significant net gains. Net losses at the industry level were modest. At the country level, holdings headquartered in France, the U.K., Norway, and Italy made the most significant contributions while the portfolio’s limited exposure to companies in Cyprus, Spain, and Belgium detracted from first-half results.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Semperit AG Holding	0.55%

De’Longhi	0.54

F-Secure	0.49

Forbo Holding	0.48

Eltek	0.48

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.69% through April 30, 2015 and at or below 1.99% through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

30 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

     Top-three position and Austria-based Semperit AG Holding manufactures specialized rubber products. In late March the company reported record revenues for fiscal 2013. It then made moves to expand its production capacity at its Kamunting, Malaysia site with the construction of a new glove factory late in the second quarter. We added to our stake in the first half. De’Longhi is an Italian company that owns a collection of consumer brands in the domestic appliance market, such as coffee makers, food processors, electric ovens, kettles, toasters, and more. Its stock performance in the first half of 2014 was largely generated in the first quarter after reporting solid earnings for 2013. It also benefited from investors’ generally increased risk appetite for Italian stocks. We sold some shares late in the first half.
     F-Secure is a Finnish company that develops software for internet security and content back-up on the cloud. A combination of better-than-expected earnings as well as an announcement in May that it would be providing its services to Facebook helped its stock price to climb. We took some gains that same month. Forbo Holding is a Swiss firm with a global business in flooring and movement systems. Its shares moved higher when the firm reported an optimistic outlook for fiscal 2014. We reduced our position in the first half. We built our position in Eltek into April after first buying shares in February. This Norwegian business makes power systems and solutions for telecommunications and datacenters, power utilities, railway and metro, marine and offshore, solar, and other industries.
     Individual stock net losses were modest. French firm Societé Internationale de Plantations d’Heveas produces natural rubber and operates rubber tree plantations in French-speaking Africa. Declining rubber prices had a negative effect on the stock, which prompted us to begin adding shares early in March. Globaltrans Investment GDR runs a private freight rail transportation business that was hit hard by concerns over Russia’s actions in the Ukraine, mixed macroeconomic data, and softer leasing rates. We view most of those issues as temporary, and have been adding to the position based on of its free cash flow generation and market position. Nokian Renkaat is a long established Finnish company that manufactures and sells winter tires. The stock was hit hard by geopolitical concerns in Russia, which accounts for more than half of its profits. We view this as a shorter-term stock-price weakness. The decline created an opportunity to build our stake in what we regard as a first-class business model at attractive valuations.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Societe Internationale de Plantations d’Heveas	-0.48%

Globaltrans Investment GDR	-0.39

Nokian Renkaat	-0.26

LPKF Laser & Electronics	-0.25

EVS Broadcast Equipment	-0.25

[1] Net of dividends.

ROYCE EUROPEAN SMALLER-COMPANIES FUND VS. RUSSELL EUROPE SMALL CAP Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$35 million

Number of Holdings	75

Turnover Rate	26%

Average Market Capitalization[1]	$1,075 million

Weighted Average P/E Ratio[2,3]	17.8x

Weighted Average P/B Ratio[2]	2.2x

Symbol
Service Class	RISCX
Investment Class	RESNX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RES	0.95	18.04

Russell Europe Small Cap	0.87	20.95

Category Median	0.77	19.48

Best Quartile Breakpoint	0.88	18.19

[1] Five years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 20 European stock objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell Europe Small Cap and performed within the top 25% of European stock objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell Europe Small Cap and 75% of European stock objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2014 Semiannual Report to Shareholders | 31

Royce Global Dividend Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			5.38%

One-Year			19.66

Three-Year			7.34

Since Inception (12/31/10)			6.96

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.99%

Net Operating Expenses			1.70

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGD	Year	RGD

2013	15.8%	2011	-15.4%

2012	22.5

TOP 10 POSITIONS % of Net Assets

Totvs			1.6%

FLIR Systems			1.1

Ashmore Group			1.1

Silverlake Axis			1.1

Semperit AG Holding			1.1

Forbo Holding			1.1

Stella-Jones			1.1

CB Industrial Product Holding			1.0

Graphite India			1.0

Fresnillo			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			20.6%

Industrials			18.8

Information Technology			17.5

Financials			17.0

Materials			10.7

Health Care			6.0

Energy			3.9

Consumer Staples			2.7

Diversified Investment Companies			0.2

Cash and Cash Equivalents			2.6

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United Kingdom			11.3%

Hong Kong			10.7

United States			9.0

Canada			8.3

South Africa			6.8

Japan			5.6

Brazil			5.4

Switzerland			5.0

Singapore			3.7

France			3.6

Malaysia			3.2

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Manager’s Discussion
For the year-to-date period ended June 30, 2014, Royce Global Dividend Value Fund (RGD) gained 5.4%, just behind its benchmark, the Russell Global Small Cap Index, which rose 5.7% for the same period. While strong on an absolute level, most non-U.S. markets lagged their domestic small-cap peers in 2013, though they mounted a furious comeback in the latter half of the year. Europe’s strength would continue into the first few months of 2014, while many Asian companies would struggle a bit. Within RGD’s portfolio, exposure to holdings in Hong Kong and Japan in particular had a negative impact on performance in the first quarter. During this period, the Fund rose 1.4% compared to the global small-cap benchmark’s 2.3% advance.
     Returns were stronger both abroad and stateside in the second quarter, with the former largely driven by a recovery for many Asian companies. While the struggles for holdings in China continued, the portfolio benefited from its substantial weighting in Japan. For the second quarter, RGD was able to outpace the Russell Global Small Cap Index, advancing 3.9% versus 3.3%.
     Eight of the Fund’s nine equity sectors were positive contributors to first-half performance, with Information Technology leading by a wide margin. Consumer Discretionary was the Fund’s lone detractor. At the industry level, software and capital markets led the pack, with pharmaceuticals and machinery providing respectable results as well. Results for capital markets companies were driven by strong performance for asset managers and other financial services companies, two areas that we think we know well and in which we have taken a great interest for many years. Net losses at the industry level were modest, with three groups from Consumer Discretionary detracting most—textiles, apparel & luxury goods; media; and multiline retail. At the country level, Hong Kong-based holdings detracted most from first-half performance while strong net gains came from positions headquartered in Canada, Malaysia, the U.K., South Africa, France, and Japan.
     CB Industrial Product Holding is a Malaysian investment holding company that through its subsidiaries manufactures, markets, and trades palm oil mill equipment and related parts. The company is also involved in engineering support and contract work

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

CB Industrial Product Holding	0.34%

Silverlake Axis	0.33

CETIP - Mercados Organizados	0.33

Graphite India	0.31

F-Secure	0.26

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.69% through April 30, 2015 and at or below 1.99% through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

32 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

for palm oil mills. Its share price was pretty volatile during the first half, but was mostly on the ascent. Growth in its business, keyed by expansion into Central America and Africa, and earnings improvement seemed to attract investors. Its rising stock price helped to make it RGD’s eighth-largest position at the end of June. Another top-10 holding, Singapore-based Silverlake Axis provides customized software solutions to the banking and insurance industries. Its stock was generally flat for most of the second half. Late in May the stock began to take off, the key driver being a more than 25% increase in year-over-year fiscal third-quarter revenues. This improvement was mostly the result of a higher contribution from software licensing, maintenance and enhancement services, as well as the sale of software and hardware products.
     Brazil-based CETIP-Mercados Organizados offers an electronic platform for conducting online transactions, such as auctions and government bond trading, corporate bonds, and fixed-income securities. CETIP also provides central securities depository, outsourcing, market data, and risk management services. Its shares rose on what we suspect was a flight to company quality in Brazil’s first-half bear market. Graphite India is the largest Indian producer of graphite electrodes and also makes carbon and graphite specialty products. Its shares rose on improved operating profits and related margin expansion, which was no mean feat in the depressed market for its industry. The surge was also part of the general recovery for Indian stocks following the May election of Prime Minister Narenda Modi.
     Brasil Brokers Participacoes is one of the two leading real estate brokerages in Brazil. Poor consumer sentiment in the country, not seen since 2008, hurt its business. We purchased more shares at the end of the second quarter. Hong Kong-based Pico Far East Holdings makes displays for companies when they present at conventions. The more challenging economic climate in China, which includes diminished consumer demand, put pressure on its stock. We like the long-term view that management maintains for its business and that major global brands such as Mercedes Benz, Citibank, and Singapore Airlines trust the company with their brand imaging. We increased our stake in the middle of the second quarter.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Brasil Brokers Participacoes	-0.33%

Pico Far East Holdings	-0.22

KBR	-0.19

New World Department Store China	-0.18

Pacific Textiles Holdings	-0.16

[1] Net of dividends.

ROYCE GLOBAL DIVIDEND VALUE FUND VS. RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$10 million

Number of Holdings	148

Turnover Rate	9%

Average Market Capitalization[1]	$1,198 million

Weighted Average P/E Ratio[2,3]	16.1x

Weighted Average P/B Ratio[2]	2.1x

Symbol	RGVDX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RGD	0.51	16.33

Russell Global Small Cap	0.63	15.89

Category Median	0.71	15.97

Best Quartile Breakpoint	0.77	15.74

[1] Three years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 18 world stock small-cap objective funds (oldest class only) with at least three years of history.

The Royce Funds 2014 Semiannual Report to Shareholders | 33

Royce International Micro-Cap Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			7.87%

One-Year			28.90

Three-Year			4.00

Since Inception (12/31/10)			3.92

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.88%

Net Operating Expenses			1.71

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMI	Year	RMI

2013	18.9%	2011	-21.5%

2012	13.6

TOP 10 POSITIONS % of Net Assets

Magellan Aerospace			2.5%

Trancom			2.1

Zuiko Corporation			1.9

Huvis Corporation			1.6

Collection House			1.5

Pico Far East Holdings			1.5

TFS Corporation			1.4

Miraial			1.4

E-House (China) Holdings ADR			1.3

Nishikawa Rubber			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			28.7%

Consumer Discretionary			24.5

Information Technology			17.5

Financials			7.0

Materials			5.3

Consumer Staples			4.2

Health Care			3.6

Energy			2.2

Cash and Cash Equivalents			7.0

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Japan	17.8%

Hong Kong	12.1

Canada	8.1

China	5.7

United Kingdom	5.4

Australia	5.4

India	4.1

South Korea	4.0

Malaysia	3.8

[1] Represents countries that are 3% or more of net assets.
[12] Securities are categorized by the country of their headquarters.

Managers’ Discussion
We were very pleased with the relative and absolute performance from Royce International Micro-Cap Fund (RMI) in the first half of 2014. The Fund climbed 7.9% for the year-to-date period ended June 30, 2014, beating its benchmark, the Russell Global ex-U.S. Small Cap Index, which returned 7.5% for the same period.
     Whereas in the first quarter of 2013 domestic small-cap indexes generally outpaced their non-U.S. peers, the first quarter of 2014 saw signs of a reversal of leadership and the start of a strong comeback for many non-U.S. small-caps. In the first quarter of 2014, RMI posted an impressive 3.0% gain, just shy of its benchmark’s 3.2% gain. The Fund’s exposure to holdings in Hong Kong—which, like most Asian markets in the first quarter, struggled to keep pace with their Western peers—was a significant detractor to first-quarter performance. Holdings in Japan, as well as Brazil, also hurt performance.
     While European markets pulled back, many parts of Asia made a recovery in the second quarter. Holdings in Japan, India, and South Korea also made significant contributions to second-quarter performance. During this period, RMI rose 4.7% versus a gain of 4.2% for the Russell Global ex-U.S. Small Cap. The Fund also outperformed the index in the one-year period ended June 30, 2014.
     Six of RMI’s eight equity sectors were positive contributors to first-half performance. Industrials made the largest impact by a wide margin, with Information Technology and Materials also making sizable impacts. Detracting from performance at the sector level were Consumer Discretionary and Financials. At the industry level, machinery, semiconductors & semiconductor equipment, and software were top contributors to performance, while media detracted. Pico Far East Holdings is a Hong Kong-based business that makes displays for companies presenting at conventions. We like that major global brands such as Mercedes Benz, Lexus, and Citibank trust the company to build signs and displays that accurately portray their brand images. The slowdown in China’s economy hurt Pico Far East’s business, but management keeps a close eye on costs and focuses on the long term. We increased our stake in January.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Magellan Aerospace	1.01%

TFS Corporation	0.68

RIB Software	0.64

CB Industrial Product Holding	0.42

Obara Group	0.42

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.69% through April 30, 2015 and at or below 1.99% though April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

34 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

Anxin-China Holdings is a Hong Kong-based provider of safety monitoring hardware and software. The stock declined throughout the first half, the fall driven largely due to a slowdown in the number of government projects being awarded as a result of a nationwide corruption probe. Brazil’s stock market suffered through a miserable first half, which helped two holdings earn spots on RMI’s list of detractors. Brasil Brokers Participacoes is one of the country’s two leading real estate brokerages. Its business has been hurt by poor consumer sentiment (the worst since 2008) and possibly some modest erosion in market share. We built our stake during the first half while initially choosing to part ways with another, similarly named Brazilian company Brasil Insurance Participacoes e Administracao, which operates insurance brokerages. In July, we re-evaluated the situation and reinitiated a position. The nosedive in its share price in the spring created greater losses than we were prepared to accept.
     Top holding and largest contributor to year-to-date performance Magellan Aerospace is an Ontario-based company that serves the civil aerospace and defense market. We like the business’s unlevered balance sheet and that management runs the business with a long-term focus similar to our own. The company’s share price was basically flat going into the second quarter, dipping briefly in mid-March before the stock gradually ascended. This seemed to be the result of management executing effectively and the market beginning to take more notice of the business. We started reducing our position in April. Australia-based TFS Corporation owns and manages sustainable sandalwood plantations. We first bought shares three years ago when negative news surrounded the company’s management. During these hard times the CEO was buying shares, which helped to bolster our confidence in what we thought was a good business. In late February the stock significantly climbed after the announcement of an exclusive long-term supply agreement with a global pharmaceutical company that wanted to use sandalwood for dermatology treatments. RIB Software makes specialized software for the construction industry. Based in Stuttgart, the company enjoyed a more or less steadily rising share price during the first half, driven in large part by the announcement in March of strong revenue growth in fiscal 2013. We began to sell our shares in January.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Pico Far East Holdings	-0.58%

Anxin-China Holdings	-0.42

Brasil Brokers Participacoes	-0.38

Brasil Insurance Participacoes e Administracao	-0.31

EPS Corporation	-0.30

[1] Net of dividends.

ROYCE INTERNATIONAL MICRO-CAP FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$5 million

Number of Holdings	120

Turnover Rate	45%

Average Market Capitalization[1]	$365 million

Weighted Average P/E Ratio[2,3]	13.0x

Weighted Average P/B Ratio[2]	1.4x

Symbol	ROIMX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RMI	0.31	17.69

Russell Global ex-U.S. Small Cap	0.46	16.42

Category Median	0.65	16.31

Best Quartile Breakpoint	0.76	14.93

[1] Three years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 72 foreign small/mid objective funds (oldest class only) with at least three years of history.

The Royce Funds 2014 Semiannual Report to Shareholders | 35

Royce International Premier Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			3.26%

One-Year			16.80

Three-Year			6.43

Since Inception (12/31/10)			6.71

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.82%

Net Operating Expenses			1.69

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIP	Year	RIP

2013	18.3%	2011	-16.8%

2012	23.4

TOP 10 POSITIONS % of Net Assets

Consort Medical			2.9%

Ashmore Group			2.6

Clarkson			2.6

Semperit AG Holding			2.6

KWS Saat			2.5

Stella International Holdings			2.5

Totvs			2.3

Latchways			2.3

CETIP - Mercados Organizados			2.3

Forbo Holding			2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			20.3%

Industrials			17.7

Information Technology			16.6

Health Care			14.8

Financials			14.1

Consumer Staples			6.0

Materials			5.2

Energy			1.8

Cash and Cash Equivalents			3.5

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United Kingdom	25.6%

Switzerland	12.9

Germany	7.9

Hong Kong	6.6

Brazil	6.4

France	6.3

Japan	5.6

Austria	4.8

Malaysia	3.9

India	3.3

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Manager’s Discussion
We were disappointed with Royce International Premier Fund’s (RIP) first-half performance on a relative basis. For the year-to-date period ended June 30, 2014, RIP gained 3.3%, trailing its benchmark, the Russell Global ex-U.S. Small Cap Index, which returned 7.5% for the same period.
     While small-cap returns for both U.S. and non-U.S. companies were more subdued in 2014’s opening quarter, international small-cap performance assumed leadership over its domestic peers. This was partially driven by Europe’s ongoing strength in the first quarter, which outweighed corrections for many Asian markets. For the first quarter, RIP rose 0.9% versus a gain of 3.2% for the international small-cap index. Many of the Fund’s portfolio holdings headquartered in Hong Kong, China, Malaysia, and Japan struggled during this time period—which detracted from the Fund’s first-quarter performance—while holdings in India were generally positive. Holdings in the UK and Finland were also met with difficulty in the first quarter.
     European small-cap performance fell slightly into the red in the second quarter while certain key Asian markets mounted a recovery. Holdings in Hong Kong and Japan made an impressive rebound, though China continued to struggle. India remained a stalwart contributor to Fund performance. As a result, the Fund posted stronger returns in the second quarter, advancing 2.4%. However, RIP was unable to gain an advantage over its benchmark, as the Russell Global ex-U.S. Small Cap returned 4.2% in the second quarter. We were pleased, however, to see the Fund outpace its benchmark index for the since inception (12/31/10) period ended June 30, 2014.
     Six of the Fund’s eight equity sectors finished the first half in positive territory. Consumer Discretionary led, followed by Industrials. Health Care also made a solid contribution to first-half performance. Information Technology and Consumer Staples were the Fund’s lone sector detractors, though each made only a modest negative impact. At the industry level, specialty retail led by a considerable margin. The software, pharmaceuticals, machinery, and capital markets groups also posted respectable net

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

CETIP - Mercados Organizados	0.81%

Signet Jewelers	0.68

Semperit AG Holding	0.60

Clarkson	0.57

Silverlake Axis	0.56

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 6/30/14 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.69% through April 30, 2015 and at or below 1.99% through April 30, 2024. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

36 | The Royce Funds 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

gains. The only significant detractor among the portfolio’s industries was the electronic equipment, instruments & components group.
     Brazil-based CETIP-Mercados Organizados offers an electronic platform for conducting online transactions, such as auctions and government bond trading, corporate bonds, and fixed-income securities. Its shares rose on what we suspect was a flight to company quality in Brazil’s first-half bear market. Based in Hamilton, Bermuda, Signet Jewelers is a specialty jewelry retailer with operations in the U.S., U.K., and Canada. Signet’s share price made a dramatic jump late in February after news that the company agreed to buy Zales for approximately $1.4 billion. We began trimming our position shortly after the announcement and sold the last of our shares in May. The Fund’s fourth-largest position, Semperit AG Holding is an Austrian business that focuses on specialized rubber products and is the globe’s top supplier of escalator hand rails. In the second half, the company’s two earnings announcements were well in excess of market expectations, helping to drive the stock to new highs. London-based Clarkson is an investment holding company whose subsidiaries provide integrated shipping services worldwide. Its stock price, while volatile, enjoyed mostly strong results through 2013 before really taking off in March of 2014 and then cooling off a bit from its May 2014 high through the end of June.
     UK-based Oxford Instruments produces advanced instrumentation equipment used for scientific research, diagnostic imaging, semiconductor processing, and patient monitoring. Coming off a strong second half of 2013, its share price began to decline early in the year. Demand slackened during the latter part of 2013 and early in 2014, mostly the result of a slowdown in government-funded research. We trimmed our shares at the end of June but were otherwise optimistic about its long-term prospects. Pico Far East Holdings is a Hong Kong-based business that makes displays for companies presenting at conventions. We like that major global brands such as Mercedes Benz, Lexus, and Citibank trust the company to build signs and displays that accurately portray their brand images. The slowdown in China’s economy hurt its business, but we remain confident in management’s long-term plans. We entered into a position in February and added shares throughout the first half.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Oxford Instruments	-0.49%

Pico Far East Holdings	-0.42

LPS Brasil Consultoria de Imoveis	-0.41

Abcam	-0.37

Nokian Renkaat	-0.36

[1] Net of dividends.

ROYCE INTERNATIONAL PREMIER FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$14 million

Number of Holdings	50

Turnover Rate	18%

Average Market Capitalization[1]	$1,563 million

Weighted Average P/E Ratio[2,3]	18.0x

Weighted Average P/B Ratio[2]	2.9x

Symbol
Service Class	RYIPX
Investment Class	RIPNX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/14).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RIP	0.47	15.75

Russell Global ex-U.S. Small Cap	0.46	16.42

Category Median	0.65	16.31

Best Quartile Breakpoint	0.76	14.93

[1] Three years ended 6/30/14. Category Median and Best Quartile Breakpoint based on 72 foreign small/mid objective funds (oldest class only) with at least three years of history.

The Fund beat the Russell Global ex-U.S. Small Cap on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell Global ex-U.S. Small Cap and 50% of foreign small/mid objective funds, as shown by its standard deviation.

The Royce Funds 2014 Semiannual Report to Shareholders | 37

Royce Focus Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			4.28%

One-Year			23.61

Three-Year			6.35

Five-Year			10.85

Since Inception (2/27/09)			15.34

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.96%

Net Operating Expenses			1.21

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFV	Year	RFV

2013	23.8%	2011	-13.9%

2012	9.2	2010	15.2

Manager’s Discussion
Royce Focus Value Fund concluded the year-to-date period ended June 30, 2014 with a return of 4.3% compared to a gain of 5.9% for its small- and mid-cap benchmark, the Russell 2500 Index, for the same period. The Fund advanced 2.7% in the first quarter before rising 1.5% in the second. Returns in the last two weeks of June were affected by beginning to move most of the portfolio’s equity investments to cash in anticipation of a full liquidation of the Fund. The Royce Fund’s Board of Trustees approved a plan of liquidation for the Fund, to be effective on July 31, 2014. The Fund is being liquidated primarily because it did not attract and maintain assets at a sufficient level for it to be viable. A distribution was paid on June 26, 2014 to shareholders of record on June 25, 2014.
     Six of the Fund’s nine equity sectors finished the first half in the black, led by Financials, Energy, and Consumer Staples. Detracting from first-half results were Consumer Discretionary, Health Care, and Telecommunication Services, with the latter two sectors posting only modest net losses. Two groups led at the industry level by sizable margins—diversified financial services and food products. Oil, gas & consumable fuels stocks and semiconductors & semiconductor equipment companies also posted notable net gains for the semiannual period. Of those industries that had a net loss in the first half, internet software & services, specialty retail, IT services, and road & rail detracted the most.
     Dallas-based Texas Pacific Land Trust, which holds title to tracts of land in the state of Texas, was RFV’s top performer for the semiannual period by a good-sized margin. Its rise was keyed by improved earnings. Micron Technology makes memory chip semiconductors for data storage and other applications. It has diversified its business and expanded margins over the last year.
     As for positions that detracted from performance, Medicines Company (The) provides acute and intensive care medications. Its stock plummeted on news of a negative patent ruling that would allow a competitor to produce a generic version of its highest revenue-producing drug in the second half of 2015. (The company is appealing the decision.) Uneven trial results for one of the six new drugs in its pipeline also helped to keep investors away. QuinStreet specializes in vertical marketing and media on the Internet, with the bulk of its clients in the education and financial services industries. Its shares began to decline in February when the company reported lower-than-expected revenues.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.20% through April 30, 2015. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

38 | The Royce Funds 2014 Semiannual Report to Shareholders

Schedules of Investments	June 30, 2014 (unaudited)

Royce Select Fund I

	SHARES	VALUE
COMMON STOCKS – 90.4%

Consumer Discretionary – 10.1%
Auto Components - 1.6%
Drew Industries	4,896	$244,849
Gentex Corporation	17,875	519,984

		764,833

Automobiles - 0.9%
Thor Industries	8,000	454,960

Household Durables - 1.7%
NVR [1]	700	805,420

Media - 1.3%
E.W. Scripps Company Cl. A [1]	17,500	370,300
Wiley (John) & Sons Cl. A	3,900	236,301

		606,601

Specialty Retail - 3.7%
Ascena Retail Group [1]	46,100	788,310
Genesco [1]	11,725	962,974

		1,751,284

Textiles, Apparel & Luxury Goods - 0.9%
†Movado Group	10,311	429,659

Total (Cost $3,849,295)		4,812,757

Consumer Staples – 3.3%
Food Products - 1.0%
Cal-Maine Foods	6,439	478,546

Personal Products - 2.3%
†Nu Skin Enterprises Cl. A	15,025	1,111,249

Total (Cost $1,286,553)		1,589,795

Energy – 11.4%
Energy Equipment & Services - 11.4%
Helmerich & Payne	7,200	835,992
Oil States International [1]	8,000	512,720
Pason Systems	30,675	862,424
SEACOR Holdings [1]	5,499	452,293
Superior Energy Services	5,900	213,226
TGS-NOPEC Geophysical	31,675	1,012,654
Unit Corporation [1]	22,450	1,545,234

Total (Cost $3,170,523)		5,434,543

Financials – 9.4%
Capital Markets - 5.9%
Federated Investors Cl. B	42,800	1,323,376
Lazard Cl. A	16,100	830,116
SEI Investments	19,875	651,304

		2,804,796

Insurance - 3.5%
Alleghany Corporation [1]	2,155	944,148
Validus Holdings	18,700	715,088

		1,659,236

Total (Cost $2,978,783)		4,464,032

Health Care – 8.2%
Biotechnology - 2.0%
Myriad Genetics [1]	24,700	961,324

Life Sciences Tools & Services - 3.4%
Bio-Rad Laboratories Cl. A [1]	6,600	790,086
Techne Corporation	9,214	852,940

		1,643,026

Pharmaceuticals - 2.8%
†Lannett Company [1]	9,600	476,352
Medicines Company (The) [1]	28,825	837,655

		1,314,007

Total (Cost $3,127,979)		3,918,357

Industrials – 21.3%
Aerospace & Defense - 0.5%
Cubic Corporation	4,700	209,197

Electrical Equipment - 3.5%
EnerSys	9,875	679,301
Global Power Equipment Group	29,918	483,475
GrafTech International [1]	49,396	516,682

		1,679,458

Industrial Conglomerates - 1.1%
Carlisle Companies	6,100	528,382

Machinery - 11.2%
Astec Industries	3,134	137,520
CIRCOR International	15,819	1,220,119
Columbus McKinnon	23,700	641,085
John Bean Technologies	28,519	883,804
Kennametal	9,000	416,520
Timken Company (The)	12,500	848,000
Valmont Industries	5,585	848,641
Wabtec Corporation	4,168	344,235

		5,339,924

Professional Services - 3.6%
CRA International [1]	5,436	125,300
ICF International [1]	20,178	713,494
Robert Half International	9,903	472,769
Towers Watson & Co. Cl. A	3,500	364,805
TrueBlue [1]	1,943	53,569

		1,729,937

Trading Companies & Distributors - 1.4%
MSC Industrial Direct Cl. A	6,902	660,107

Total (Cost $7,490,019)		10,147,005

Information Technology – 17.1%
Communications Equipment - 1.6%
ADTRAN	33,114	747,052

Electronic Equipment, Instruments & Components - 3.3%
Coherent [1]	4,181	276,657
Dolby Laboratories Cl. A [1]	5,200	224,640
FEI Company	2,052	186,178
IPG Photonics [1]	7,290	501,552
Rofin-Sinar Technologies [1]	17,132	411,853

		1,600,880

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 39

Schedules of Investments

Royce Select Fund I (continued)

	SHARES	VALUE
Information Technology (continued)
Internet Software & Services - 1.0%
†j2 Global	9,100	$462,826

IT Services - 1.8%
Sykes Enterprises [1]	39,525	858,878

Semiconductors & Semiconductor Equipment - 8.7%
Cabot Microelectronics [1]	6,391	285,358
Integrated Silicon Solution [1]	40,089	592,115
MKS Instruments	40,700	1,271,468
Nanometrics [1]	38,888	709,706
Teradyne	29,000	568,400
Tessera Technologies	12,000	264,960
Veeco Instruments [1]	12,500	465,750

		4,157,757

Technology Hardware, Storage & Peripherals - 0.7%
Silicon Graphics International [1]	34,000	327,080

Total (Cost $6,475,007)		8,154,473

Materials – 7.4%
Chemicals - 4.1%
Innospec	18,182	784,917
Minerals Technologies	11,316	742,103
OM Group	13,100	424,833

		1,951,853

Metals & Mining - 2.4%
Major Drilling Group International	36,000	262,143
Reliance Steel & Aluminum	12,250	902,948

		1,165,091

Paper & Forest Products - 0.9%
Schweitzer-Mauduit International	10,070	439,656

Total (Cost $2,686,660)		3,556,600

Miscellaneous[3] – 2.2%
Total (Cost $971,260)		1,034,005

TOTAL COMMON STOCKS
(Cost $32,036,079)		43,111,567

REPURCHASE AGREEMENT – 10.8%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $5,154,000 (collateralized
by obligations of various U.S. Government
Agencies, due 7/23/14, valued at $5,257,370)
(Cost $5,154,000)		5,154,000

TOTAL INVESTMENTS – 101.2%
(Cost $37,190,079)		48,265,567

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.2)%		(568,001)

NET ASSETS – 100.0%		$47,697,566

Royce Micro-Cap Discovery Fund

	SHARES	VALUE

COMMON STOCKS – 96.7%

Consumer Discretionary – 11.3%
Auto Components - 1.4%
Standard Motor Products	1,800	$80,406

Distributors - 0.5%
VOXX International Cl. A [1]	3,100	29,171

Diversified Consumer Services - 2.0%
Capella Education	571	31,057
Steiner Leisure [1]	1,900	82,251

		113,308

Hotels, Restaurants & Leisure - 0.8%
Monarch Casino & Resort [1]	3,000	45,420

Household Durables - 0.6%
Lifetime Brands	2,087	32,807

Leisure Products - 1.3%
Arctic Cat	1,843	72,651

Media - 2.4%
Global Sources [1]	8,314	68,840
Harte-Hanks	8,800	63,272

		132,112

Multiline Retail - 0.7%
Fred’s Cl. A	2,500	38,225

Specialty Retail - 0.8%
Sears Hometown and Outlet Stores [1]	2,200	47,234

Textiles, Apparel & Luxury Goods - 0.8%
Culp	2,400	41,784

Total (Cost $609,707)		633,118

Consumer Staples – 4.8%
Food & Staples Retailing - 1.9%
Village Super Market Cl. A	4,500	106,335

Food Products - 2.1%
John B. Sanfilippo & Son	4,400	116,468

Household Products - 0.8%
Oil-Dri Corporation of America	1,600	48,912

Total (Cost $271,555)		271,715

Energy – 3.8%
Energy Equipment & Services - 2.1%
†Gulf Island Fabrication	2,000	43,040
Matrix Service [1]	500	16,395
Newpark Resources [1]	4,800	59,808

		119,243

Oil, Gas & Consumable Fuels - 1.7%
Renewable Energy Group [1]	5,300	60,791
VAALCO Energy [1]	4,800	34,704

		95,495

Total (Cost $179,665)		214,738

Financials – 7.6%
Capital Markets - 0.8%
FBR & Co. [1]	1,700	46,121

Consumer Finance - 1.2%
†Regional Management [1]	4,200	64,974

40 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Financials (continued)
Insurance - 5.6%
Baldwin & Lyons Cl. B	2,100	$54,474
EMC Insurance Group	1,500	46,170
Employers Holdings	2,800	59,304
†Investors Title Company	800	53,904
Kansas City Life Insurance	500	22,740
Safety Insurance Group	700	35,966
United Fire Group	1,400	41,048

		313,606

Total (Cost $404,966)		424,701

Health Care – 15.5%
Health Care Equipment & Supplies - 11.1%
AngioDynamics [1]	4,600	75,118
Anika Therapeutics [1]	1,300	60,229
Atrion Corporation	200	65,200
CryoLife	5,200	46,540
Exactech [1]	1,400	35,322
Invacare Corporation	6,300	115,731
PhotoMedex [1]	5,900	72,275
Symmetry Medical [1]	6,900	61,134
Utah Medical Products	1,800	92,592

		624,141

Health Care Providers & Services - 3.4%
National HealthCare	2,100	118,209
PharMerica Corporation [1]	2,500	71,475

		189,684

Pharmaceuticals - 1.0%
SciClone Pharmaceuticals [1]	10,100	53,126

Total (Cost $733,869)		866,951

Industrials – 19.4%
Aerospace & Defense - 1.5%
American Science and Engineering	500	34,795
National Presto Industries	700	50,988

		85,783

Building Products - 0.8%
American Woodmark [1]	1,500	47,805

Commercial Services & Supplies - 0.7%
Courier Corporation	2,500	37,300

Construction & Engineering - 3.1%
Comfort Systems USA	4,489	70,926
MYR Group [1]	4,000	101,320

		172,246

Electrical Equipment - 0.9%
†SL Industries [1]	1,800	53,100

Machinery - 5.6%
Alamo Group	2,100	113,589
Miller Industries	5,820	119,776
Standex International	1,100	81,928

		315,293

Professional Services - 4.5%
CDI Corporation	3,200	46,112
Heidrick & Struggles International	1,600	29,600
ICF International [1]	1,200	42,432
Resources Connection	2,800	36,708
VSE Corporation	1,400	98,448

		253,300

Trading Companies & Distributors - 2.3%
Aceto Corporation	3,600	65,304
Willis Lease Finance [1]	2,500	61,300

		126,604

Total (Cost $918,007)		1,091,431

Information Technology – 21.4%
Communications Equipment - 4.3%
Comtech Telecommunications	3,300	123,189
PCTEL	6,300	50,967
TESSCO Technologies	2,100	66,633

		240,789

Electronic Equipment, Instruments & Components - 5.9%
Daktronics	5,600	66,752
Fabrinet [1]	2,900	59,740
Nam Tai Property	9,000	67,860
PC Connection	3,700	76,516
Richardson Electronics	5,700	59,679

		330,547

Internet Software & Services - 1.2%
United Online [1]	6,800	70,720

IT Services - 3.7%
Computer Task Group	8,100	133,326
†Hackett Group (The)	5,700	34,029
Sykes Enterprises [1]	1,900	41,287

		208,642

Semiconductors & Semiconductor Equipment - 1.0%
Kulicke & Soffa Industries [1]	3,800	54,188

Software - 4.4%
Actuate Corporation [1]	10,000	47,700
American Software Cl. A	5,042	49,815
Ebix	2,600	37,206
ePlus [1]	1,000	58,200
VASCO Data Security International [1]	4,600	53,360

		246,281

Technology Hardware, Storage & Peripherals - 0.9%
QLogic Corporation [1]	5,100	51,459

Total (Cost $1,042,083)		1,202,626

Materials – 8.3%
Chemicals - 2.6%
FutureFuel Corporation	4,100	68,019
KMG Chemicals	1,100	19,778
Trecora Resources [1]	4,900	58,016

		145,813

Construction Materials - 1.8%
United States Lime & Minerals	1,600	103,680

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 41

Schedules of Investments

Royce Micro-Cap Discovery Fund (continued)

	SHARES	VALUE
Materials (continued)
Containers & Packaging - 0.6%
†UFP Technologies [1]	1,440	$34,690

Metals & Mining - 3.3%
Ampco-Pittsburgh	1,300	29,822
Haynes International	1,400	79,226
Materion Corporation	1,200	44,388
Universal Stainless & Alloy Products [1]	900	29,232

		182,668

Total (Cost $386,209)		466,851

Miscellaneous[3] – 4.6%
Total (Cost $253,879)		255,422

TOTAL COMMON STOCKS
(Cost $4,799,940)		5,427,553

REPURCHASE AGREEMENT – 3.6%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $201,000 (collateralized
by obligations of various U.S. Government
Agencies, due 7/23/14, valued at $209,895)
(Cost $201,000)		201,000

TOTAL INVESTMENTS – 100.3%
(Cost $5,000,940)		5,628,553

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.3)%		(16,332)

NET ASSETS – 100.0%		$5,612,221

Royce Financial Services Fund

	SHARES	VALUE
COMMON STOCKS – 97.6%

Banks - 5.0%
BLOM Bank GDR	8,000	$74,800
CIT Group	22,500	1,029,600
First Citizens BancShares Cl. A	1,900	465,500
First Republic Bank	11,600	637,884
†PNC Financial Services Group	10,900	970,645

Total (Cost $2,887,005)		3,178,429

Capital Markets - 54.8%
AllianceBernstein Holding L.P.	16,500	427,020
Apollo Global Management LLC Cl. A	33,400	925,848
†ARA Asset Management	470,000	670,944
Artisan Partners Asset Management Cl. A	15,900	901,212
Ashmore Group	145,000	918,166
CETIP - Mercados Organizados	40,700	579,323
Charles Schwab	52,200	1,405,746
Citadel Capital [1]	150,000	79,090
Coronation Fund Managers	62,000	556,805
Cowen Group [1]	117,600	496,272
Diamond Hill Investment Group	8,600	1,098,392
†Dundee Corporation Cl. A [1]	42,100	677,830
Edmond de Rothschild (Suisse)	20	325,891
Egyptian Financial Group-Hermes Holding
Company [1]	255,000	548,870
Federated Investors Cl. B	35,600	1,100,752
Financial Engines	22,400	1,014,272
GMP Capital	108,000	862,340
Invesco	22,800	860,700
IOOF Holdings	11,528	91,311
Jupiter Fund Management	147,000	1,005,045
KKR & Co. L.P.	40,600	987,798
Lazard Cl. A	15,100	778,556
Manning & Napier Cl. A	15,800	272,708
Monroe Capital	58,050	770,323
MVC Capital	47,100	609,945
Northern Trust	14,900	956,729
Oaktree Capital Group LLC Cl. A	4,700	234,953
Och-Ziff Capital Management Group
LLC Cl. A	73,300	1,013,739
Oppenheimer Holdings Cl. A	24,900	597,351
Partners Group Holding	1,000	273,342
Piper Jaffray [1]	19,200	993,984
Raymond James Financial	18,300	928,359
Reinet Investments [1]	5,500	126,599
RHJ International [1]	94,000	457,837
SEI Investments	28,400	930,668
SHUAA Capital [1]	580,000	161,076
Silvercrest Asset Management
Group Cl. A	41,600	715,936
Sprott	391,500	1,111,705
State Street	20,300	1,365,378
Stifel Financial [1]	17,873	846,287
TD Ameritrade Holding Corporation	27,600	865,260
Tokai Tokyo Financial Holdings	9,400	73,118

42 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Capital Markets (continued)
U.S. Global Investors Cl. A	225,200	$792,704
UOB-Kay Hian Holdings	99,122	128,781
Value Partners Group	1,176,000	787,500
Virtus Investment Partners [1]	3,400	719,950
Vontobel Holding	16,500	575,863
Waddell & Reed Financial Cl. A	11,400	713,526
Westwood Holdings Group	15,000	900,600
WisdomTree Investments [1]	80,400	993,744

Total (Cost $29,537,127)		35,230,148

Closed-End Funds - 1.2%
RIT Capital Partners	33,500	754,488

Total (Cost $682,554)		754,488

Consumer Finance - 1.6%
†Ally Financial [1]	38,200	913,362
Credit Acceptance [1]	848	104,389

Total (Cost $938,586)		1,017,751

Diversified Financial Services - 10.4%
Bolsa Mexicana de Valores	121,000	256,391
Bolsas y Mercados Espanoles	15,500	740,193
Bursa Malaysia	160,000	386,671
CRISIL	28,000	828,664
Hellenic Exchanges - Athens Stock
Exchange	36,000	409,147
Interactive Brokers Group Cl. A	12,800	298,112
JSE	61,000	550,061
Leucadia National	23,801	624,062
†MarketAxess Holdings	9,200	497,352
Moody’s Corporation	12,300	1,078,218
MSCI [1]	8,700	398,895
Singapore Exchange	63,000	351,151
Warsaw Stock Exchange	19,000	243,498

Total (Cost $5,309,810)		6,662,415

Hotels, Restaurants & Leisure - 0.1%
Thomas Cook (India)	30,600	60,187

Total (Cost $28,633)		60,187

Insurance - 10.2%
Alleghany Corporation [1]	2,600	1,139,112
E-L Financial	800	525,561
First American Financial	5,000	138,950
Greenlight Capital Re Cl. A [1]	18,600	612,684
Infinity Property & Casualty	10,000	672,300
Jardine Lloyd Thompson Group	11,900	211,803
Marsh & McLennan	17,800	922,396
Platinum Underwriters Holdings	5,500	356,675
RLI Corp.	25,800	1,181,124
State Auto Financial	33,800	791,934

Total (Cost $5,644,462)		6,552,539

Internet Software & Services - 1.9%
†Envestnet [1]	15,200	743,584
Xoom Corporation [1]	16,900	445,484

Total (Cost $1,111,644)		1,189,068

IT Services - 3.1%
Broadridge Financial Solutions	21,900	911,916
Vantiv Cl. A [1]	10,000	336,200
Western Union	44,600	773,364

Total (Cost $1,580,712)		2,021,480

Media - 0.5%
Morningstar	4,600	330,326

Total (Cost $181,190)		330,326

Professional Services - 2.1%
Towers Watson & Co. Cl. A	5,500	573,265
Verisk Analytics Cl. A [1]	12,800	768,256

Total (Cost $1,006,145)		1,341,521

Real Estate Management & Development - 1.5%
Kennedy-Wilson Holdings	19,676	527,710
Midland Holdings [1]	800,000	402,560
Novation Companies [1,2]	223,459	60,580

Total (Cost $608,828)		990,850

Software - 1.7%
Fair Isaac	7,400	471,824
†SS&C Technologies [1]	14,200	627,924

Total (Cost $783,892)		1,099,748

Trading Companies & Distributors - 0.9%
Air Lease Cl. A	15,700	605,706

Total (Cost $356,874)		605,706

Miscellaneous[3] - 2.6%
Total (Cost $1,603,219)		1,690,276

TOTAL COMMON STOCKS
(Cost $52,260,681)		62,724,932

REPURCHASE AGREEMENT – 2.4%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $1,541,000 (collateralized
by obligations of various U.S. Government
Agencies, due 7/23/14, valued at $1,574,213)
(Cost $1,541,000)		1,541,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 43

Schedules of Investments

Royce Financial Services Fund (continued)

VALUE
TOTAL INVESTMENTS – 100.0%
(Cost $53,801,681)	$64,265,932

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.0)%	(3,073)

NET ASSETS – 100.0%	$64,262,859

Royce Select Fund II

	SHARES	VALUE
COMMON STOCKS – 102.1%

Consumer Discretionary – 28.5%
Auto Components - 3.7%
Automodular Corporation	6,300	$12,989
†Nishikawa Rubber	4,100	71,231
Selamat Sempurna	147,600	55,342
Standard Motor Products	1,100	49,137

		188,699

Diversified Consumer Services - 1.5%
Lincoln Educational Services	16,800	75,432

Household Durables - 1.0%
†Turtle Beach [1]	5,516	50,968

Internet & Catalog Retail - 3.0%
†Blue Nile [1]	2,832	79,296
†Trade Me	24,500	75,544

		154,840

Leisure Products - 1.0%
Nautilus [1]	4,400	48,796

Media - 2.6%
IMAX Corporation [1,5]	1,700	48,416
†Pico Far East Holdings	366,500	85,118

		133,534

Multiline Retail - 5.2%
Golden Eagle Retail Group	51,400	61,412
New World Department Store China	298,800	120,285
†Parkson Retail Asia	135,800	87,128

		268,825

Specialty Retail - 6.8%
Cache [1]	14,300	23,023
Destination Maternity [5]	4,141	94,291
DSW Cl. A	2,000	55,880
Luk Fook Holdings (International)	9,000	26,360
Oriental Watch Holdings	242,200	56,875
Padini Holdings	71,100	43,621
†Sa Sa International Holdings	75,000	51,771

		351,821

Textiles, Apparel & Luxury Goods - 3.7%
Daphne International Holdings	218,800	85,822
†Forus	12,200	50,519
†Xtep International Holdings	130,000	54,849

		191,190

Total (Cost $1,546,034)		1,464,105

Consumer Staples – 2.0%
Food Products - 2.0%
Farmer Bros. [1]	3,023	65,327
SunOpta [1,5]	2,681	37,748

Total (Cost $78,860)		103,075

Energy – 2.6%
Energy Equipment & Services - 2.0%
Newpark Resources [1]	5,300	66,038
Total Energy Services	1,600	34,833

		100,871

44 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels - 0.6%
Lundin Petroleum [1]	1,500	$30,352

Total (Cost $110,141)		131,223

Financials – 8.6%
Capital Markets - 4.6%
CETIP - Mercados Organizados	2,600	37,008
†FXCM Cl. A	5,200	77,792
†Partners Group Holding	200	54,669
†Tokai Tokyo Financial Holdings	9,000	70,006

		239,475

Real Estate Management & Development - 4.0%
Brasil Brokers Participacoes	54,300	86,261
E-House (China) Holdings ADR	6,500	56,225
†LPS Brasil Consultoria de Imoveis	13,600	61,552

		204,038

Total (Cost $464,330)		443,513

Health Care – 3.6%
Health Care Equipment & Supplies - 2.6%
Analogic Corporation	600	46,944
Invacare Corporation [5]	4,600	84,502

		131,446

Health Care Providers & Services - 1.0%
Addus HomeCare [1]	2,400	53,952

Total (Cost $179,458)		185,398

Industrials – 24.9%
Aerospace & Defense - 1.3%
†Magellan Aerospace	6,000	66,239

Air Freight & Logistics - 1.1%
Aramex	71,300	58,239

Commercial Services & Supplies - 5.4%
Blue Label Telecoms	43,700	35,174
†Collection House	45,000	79,773
†Latchways	2,800	51,513
†Programmed Maintenance Services	19,700	52,199
†Steelcase Cl. A	3,800	57,494

		276,153

Machinery - 8.5%
Freund Corporation	8,700	121,519
†Nitto Kohki	4,000	82,010
Obara Group	1,600	69,335
Sun Hydraulics [5]	1,100	44,660
Zuiko Corporation	2,100	118,780

		436,304

Marine - 0.7%
Clarkson	800	32,790

Professional Services - 6.1%
Acacia Research [5]	8,750	155,313
Nihon M&A Center	2,200	62,804
†YAMADA Consulting Group	3,800	97,377

		315,494

Road & Rail - 1.8%
†Trancom	2,400	94,290

Total (Cost $1,161,009)		1,279,509

Information Technology – 23.7%
Communications Equipment - 2.1%
Comba Telecom Systems Holdings [1]	200,000	63,997
†Ellies Holdings [1]	125,000	43,488

		107,485

Internet Software & Services - 1.3%
†Textura Corporation [1]	2,900	68,556

IT Services - 5.2%
Computer Task Group [5]	7,329	120,635
†Innodata [1]	20,000	64,400
Metrofile Holdings	125,400	56,598
Syntel [1]	300	25,788

		267,421

Semiconductors & Semiconductor Equipment - 9.5%
†Amtech Systems [1]	7,000	85,610
Brooks Automation	10,700	115,239
Eugene Technology	2,308	43,455
Kulicke & Soffa Industries [1]	4,200	59,892
Miraial	3,300	59,938
Photronics [1,5]	7,940	68,284
Silicon Motion Technology ADR	2,800	57,204

		489,622

Software - 5.6%
American Software Cl. A [5]	4,756	46,989
†Cyient	6,300	37,709
†Globo [1]	50,000	47,705
†KPIT Technologies	14,100	40,416
SeaChange International [1]	9,600	76,896
Totvs	2,200	37,837

		287,552

Total (Cost $1,147,099)		1,220,636

Materials – 3.6%
Chemicals - 1.9%
†AirBoss of America	6,200	53,397
Fufeng Group	110,300	41,414

		94,811

Metals & Mining - 0.7%
Imdex [1]	63,500	37,723

Paper & Forest Products - 1.0%
†Western Forest Products	24,300	50,784

Total (Cost $167,848)		183,318

Miscellaneous[3] – 4.6%
Total (Cost $259,481)		238,883

TOTAL COMMON STOCKS
(Cost $5,114,260)		5,249,660

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 45

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE

REPURCHASE AGREEMENT – 3.9%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $201,000 (collateralized
by obligations of various U.S. Government
Agencies, due 8/5/14, valued at $209,895)
(Cost $201,000)		$201,000

TOTAL INVESTMENTS – 106.0%
(Cost $5,315,260)		5,450,660

LIABILITIES LESS CASH
AND OTHER ASSETS – (6.0)%		(307,305)

NET ASSETS – 100.0%		$5,143,355

SECURITIES SOLD SHORT
COMMON STOCKS – 5.6%
Diversified Investment Companies – 3.4%
Exchange Traded Funds - 3.4%
VelocityShares Daily Inverse VIX Short-
Term ETN	3,900	$175,422

Total (Proceeds $148,321)		175,422

Industrials – 1.0%
Machinery - 1.0%
Middleby Corporation	600	49,632

Total (Proceeds $49,821)		49,632

Information Technology – 1.2%
Electronic Equipment, Instruments & Components - 1.2%
Control4 Corporation	3,200	62,592

Total (Proceeds $59,266)		62,592

TOTAL SECURITIES SOLD SHORT
(Proceeds $257,408)		$287,646

Royce European Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 94.1%

Austria – 4.7%
Mayr-Melnhof Karton	6,800	$810,171
Semperit AG Holding	14,000	857,867

Total (Cost $1,406,672)		1,668,038

Belgium – 2.1%
Sipef	5,500	469,944
Van de Velde	5,000	265,986

Total (Cost $704,438)		735,930

Cyprus – 1.7%
Globaltrans Investment GDR	52,500	601,125

Total (Cost $712,759)		601,125

Denmark – 0.6%
†Zealand Pharma [1]	16,600	213,413

Total (Cost $219,936)		213,413

Finland – 3.0%
F-Secure	120,000	422,292
Nokian Renkaat	16,500	643,914

Total (Cost $997,138)		1,066,206

France – 18.4%
Altamir	21,300	331,035
Alten	7,200	342,155
Audika Groupe [1]	25,000	484,048
Beneteau [1]	12,500	227,903
bioMerieux	3,300	355,621
Boiron	4,500	391,339
Gaztransport Et Technigaz	5,100	332,481
†Lectra	20,500	217,267
Manutan International	7,000	447,912
†Nexity	8,700	399,261
Parrot [1]	20,000	510,749
†SEB	5,000	442,627
Societe Internationale de Plantations
d’Heveas	8,500	407,833
Stallergenes	8,500	655,162
Vetoquinol	9,500	470,642
Virbac	2,100	485,102

Total (Cost $5,995,787)		6,501,137

Germany – 12.8%
Aixtron [1]	19,500	282,233
Amadeus Fire	3,500	267,952
Bertrandt	2,000	318,225
†GFT Technologies	22,500	305,936
†Joyou [1]	20,000	312,200
KWS Saat	2,500	881,487
LPKF Laser & Electronics	27,500	567,849
Mobotix	15,000	249,555
PUMA	1,700	485,349
46 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Germany (continued)
SMT Scharf	12,500	$304,669
SNP Schneider-Neureither & Partner	17,500	335,359
Takkt	11,000	201,684

Total (Cost $4,484,070)		4,512,498

Ireland – 0.9%
†Mincon Group [1]	240,000	326,535

Total (Cost $331,952)		326,535

Italy – 4.8%
Azimut Holding	8,500	219,047
De’Longhi	17,500	378,611
DiaSorin	15,000	628,509
Recordati	27,500	462,413

Total (Cost $1,082,637)		1,688,580

Netherlands – 2.8%
Beter Bed Holding	10,000	237,094
†Exact Holding	10,000	356,018
Fugro	7,128	408,130

Total (Cost $944,591)		1,001,242

Norway – 5.6%
†Eltek	380,000	588,537
Fred. Olsen Energy	20,000	567,344
Spectrum	45,000	308,126
TGS-NOPEC Geophysical	16,000	511,522

Total (Cost $1,818,234)		1,975,529

Poland – 1.2%
†Elektrobudowa	14,000	402,358

Total (Cost $395,043)		402,358

Slovenia – 1.7%
Krka d.d., Novo mesto	6,100	584,691

Total (Cost $515,549)		584,691

Sweden – 1.7%
Lundin Petroleum [1]	30,000	607,045

Total (Cost $616,297)		607,045

Switzerland – 4.8%
Forbo Holding	400	426,477
VZ Holding	3,500	586,096
Zehnder Group	15,500	664,186

Total (Cost $1,398,486)		1,676,759

Turkey – 1.4%
Mardin Cimento Sanayii	200,000	481,450

Total (Cost $526,085)		481,450

United Kingdom – 25.9%
Ashmore Group	140,000	886,505
AVEVA Group	11,500	401,101
Clarkson	14,000	573,832
Consort Medical	50,000	816,338
Domino Printing Sciences	37,500	385,065
E2V Technologies	200,000	571,608
Elementis	100,000	445,477
EnQuest [1]	170,000	410,804
†Hyder Consulting	69,000	546,150
Jupiter Fund Management	45,000	307,667
Kennedy Wilson Europe Real Estate [1]	30,000	564,762
Latchways	35,000	643,914
†Polypipe Group [1]	70,000	299,495
Rotork	7,000	319,861
Sepura	70,000	179,697
Severfield [1]	520,000	493,910
Spirax-Sarco Engineering	4,815	225,210
Spirent Communications	325,000	528,117
Victrex	9,500	276,716
†Xaar	30,000	267,492

Total (Cost $7,794,710)		9,143,721

TOTAL COMMON STOCKS
(Cost $29,944,384)		33,186,257

REPURCHASE AGREEMENT – 7.8%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $2,742,000 (collateralized
by obligations of various U.S. Government
Agencies, due 10/16/14, valued at $2,800,000)
(Cost $2,742,000)		2,742,000

TOTAL INVESTMENTS – 101.9%
(Cost $32,686,384)		35,928,257

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.9)%		(673,713)

NET ASSETS – 100.0%		$35,254,544

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 47

Schedules of Investments

Royce Enterprise Select Fund

	SHARES	VALUE
COMMON STOCKS – 71.9%

Consumer Discretionary – 16.6%
Auto Components - 1.5%
Standard Motor Products	962	$42,972

Automobiles - 2.8%
Thor Industries	1,400	79,618

Distributors - 1.6%
Core-Mark Holding Company	530	24,184
Genuine Parts	260	22,828

		47,012

Household Durables - 4.0%
Garmin	480	29,232
Mohawk Industries [1]	370	51,186
NVR [1]	30	34,518

		114,936

Media - 2.3%
†Markit [1]	2,400	64,752

Multiline Retail - 0.7%
Dollar Tree [1]	390	21,239

Specialty Retail - 3.7%
Advance Auto Parts	340	45,873
Finish Line (The) Cl. A	1,600	47,584
Ross Stores	200	13,226

		106,683

Total (Cost $387,009)		477,212

Energy – 3.8%
Energy Equipment & Services - 3.1%
Helmerich & Payne	190	22,061
SEACOR Holdings [1]	220	18,095
†TGS-NOPEC Geophysical	1,500	47,955

		88,111

Oil, Gas & Consumable Fuels - 0.7%
†World Fuel Services	430	21,169

Total (Cost $96,538)		109,280

Financials – 4.9%
Capital Markets - 1.5%
Artisan Partners Asset Management Cl. A	240	13,603
†Marcus & Millichap [1]	1,145	29,209

		42,812

Real Estate Management & Development - 3.4%
Jones Lang LaSalle	220	27,806
Kennedy-Wilson Holdings	2,600	69,732

		97,538

Total (Cost $101,507)		140,350

Health Care – 3.2%
Health Care Equipment & Supplies - 3.2%
Analogic Corporation	200	15,648
DENTSPLY International	1,070	50,664
IDEXX Laboratories [1]	200	26,714

Total (Cost $80,146)		93,026

Industrials – 20.8%
Aerospace & Defense - 0.9%
Curtiss-Wright	370	24,257

Commercial Services & Supplies - 4.4%
Copart [1]	1,500	53,940
Ritchie Bros. Auctioneers	1,600	39,440
UniFirst Corporation	140	14,840
†Waste Connections	400	19,420

		127,640

Electrical Equipment - 3.8%
EnerSys	770	52,968
Powell Industries	430	28,114
†Sensata Technologies [1]	600	28,068

		109,150

Industrial Conglomerates - 1.8%
Carlisle Companies	600	51,972

Machinery - 5.9%
AGCO Corporation	430	24,175
Donaldson Company	691	29,243
Kennametal	520	24,066
Mueller Industries	780	22,940
Mueller Water Products Cl. A	1,550	13,392
†Semperit AG Holding	650	39,829
Valmont Industries	100	15,195

		168,840

Professional Services - 1.7%
ManpowerGroup	580	49,213

Road & Rail - 1.3%
†Union Pacific	380	37,905

Trading Companies & Distributors - 1.0%
MSC Industrial Direct Cl. A	300	28,692

Total (Cost $545,647)		597,669

Information Technology – 11.5%
Communications Equipment - 0.5%
ADTRAN	550	12,408
Plantronics	70	3,363

		15,771

Electronic Equipment, Instruments & Components - 5.1%
Avnet	800	35,448
AVX Corporation	1,660	22,045
Coherent [1]	600	39,702
Rogers Corporation [1]	726	48,170

		145,365

IT Services - 0.8%
Fiserv [1]	400	24,128

Semiconductors & Semiconductor Equipment - 2.1%
Diodes [1]	400	11,584
Lam Research	300	20,274

48 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions	600	$28,176

		60,034

Software - 1.6%
Mentor Graphics	750	16,178
MICROS Systems [1]	440	29,876

		46,054

Technology Hardware, Storage & Peripherals - 1.4%
Diebold	700	28,119
Western Digital	130	11,999

		40,118

Total (Cost $275,972)		331,470

Materials – 8.0%
Chemicals - 6.4%
Cabot Corporation	591	34,272
Minerals Technologies	284	18,625
Rockwood Holdings	500	37,995
†Sensient Technologies	550	30,646
Stepan Company	250	13,215
Westlake Chemical	570	47,743

		182,496

Metals & Mining - 0.4%
Reliance Steel & Aluminum	170	12,531

Paper & Forest Products - 1.2%
Glatfelter	1,323	35,099

Total (Cost $199,599)		230,126

Utilities – 1.6%
Gas Utilities - 1.6%
UGI Corporation	900	45,450

Total (Cost $28,437)		45,450

Miscellaneous[3] – 1.5%
Total (Cost $45,096)		44,253

TOTAL COMMON STOCKS
(Cost $1,759,951)		2,068,836

FIXED INCOME – 1.7%
Government Bonds – 1.7%
iShares 1-3 Year Treasury Bond ETF	590	49,891

TOTAL FIXED INCOME
(Cost $49,848)		49,891

REPURCHASE AGREEMENT – 25.7%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $740,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.07% due 11/21/14, valued at $755,000)
(Cost $740,000)	740,000

TOTAL INVESTMENTS – 99.3%
(Cost $2,549,799)	2,858,727

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.7%	19,885

NET ASSETS – 100.0%	$2,878,612

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 49

Schedules of Investments

Royce SMid-Cap Value Fund

	SHARES	VALUE
COMMON STOCKS – 91.5%

Consumer Discretionary – 8.2%
Auto Components - 0.2%
Autoliv	370	$39,434

Automobiles - 2.9%
Thor Industries	10,200	580,074

Household Durables - 0.9%
Garmin	3,100	188,790

Specialty Retail - 4.2%
Chico’s FAS	8,600	145,856
†Finish Line (The) Cl. A	11,200	333,088
GameStop Corporation Cl. A	6,000	242,820
Signet Jewelers	1,220	134,920

		856,684

Total (Cost $1,325,278)		1,664,982

Consumer Staples – 3.8%
Food Products - 2.4%
Cal-Maine Foods	3,000	222,960
Sanderson Farms	2,700	262,440

		485,400

Personal Products - 1.4%
†Nu Skin Enterprises Cl. A	3,800	281,048

Total (Cost $680,050)		766,448

Energy – 14.0%
Energy Equipment & Services - 12.2%
Helmerich & Payne	5,000	580,550
Pason Systems	11,000	309,264
†TGS-NOPEC Geophysical	18,600	594,645
Trican Well Service	29,700	479,575
Unit Corporation [1]	7,200	495,576

		2,459,610

Oil, Gas & Consumable Fuels - 1.8%
HollyFrontier Corporation	8,500	371,365

Total (Cost $2,276,543)		2,830,975

Financials – 12.0%
Capital Markets - 8.0%
Artisan Partners Asset Management Cl. A	5,000	283,400
Ashmore Group	96,100	608,522
Federated Investors Cl. B	6,000	185,520
Sprott	89,800	254,997
Value Partners Group	434,000	290,625

		1,623,064

Real Estate Management & Development - 4.0%
Jones Lang LaSalle	830	104,904
Kennedy-Wilson Holdings	25,800	691,956

		796,860

Total (Cost $2,160,123)		2,419,924

Health Care – 6.7%
Biotechnology - 4.3%
Cubist Pharmaceuticals [1]	2,600	181,532
Myriad Genetics [1]	17,700	688,884

		870,416

Pharmaceuticals - 2.4%
Medicines Company (The) [1]	16,800	488,208

Total (Cost $1,103,432)		1,358,624

Industrials – 15.7%
Construction & Engineering - 1.2%
Jacobs Engineering Group [1]	4,400	234,432

Machinery - 10.9%
AGCO Corporation	10,800	607,176
Kennametal	3,200	148,096
Lincoln Electric Holdings	1,500	104,820
Lindsay Corporation	2,600	219,622
Semperit AG Holding	11,700	716,931
Valmont Industries	2,445	371,518
Wabtec Corporation	400	33,036

		2,201,199

Marine - 1.2%
†Clarkson	4,000	163,952
Kirby Corporation [1]	700	81,998

		245,950

Professional Services - 2.4%
ManpowerGroup	5,700	483,645

Total (Cost $2,685,562)		3,165,226

Information Technology – 14.7%
Electronic Equipment, Instruments & Components - 0.8%
AVX Corporation	12,200	162,016

Semiconductors & Semiconductor Equipment - 7.5%
Cirrus Logic [1]	27,400	623,076
International Rectifier [1]	8,942	249,482
Lam Research	5,000	337,900
Teradyne	15,550	304,780

		1,515,238

Technology Hardware, Storage & Peripherals - 6.4%
SanDisk Corporation	6,100	637,023
Western Digital	7,000	646,100

		1,283,123

Total (Cost $2,129,260)		2,960,377

Materials – 16.4%
Chemicals - 4.0%
†Rockwood Holdings	2,500	189,975
Westlake Chemical	7,400	619,824

		809,799

Metals & Mining - 11.6%
†Franco-Nevada Corporation	5,100	292,434
†Fresnillo	13,200	196,989
Globe Specialty Metals	29,400	610,932
Pan American Silver	34,000	521,900
Randgold Resources ADR	3,300	279,180

50 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Reliance Steel & Aluminum	5,900	$434,889

		2,336,324

Paper & Forest Products - 0.8%
Stella-Jones	6,300	172,991

Total (Cost $2,676,607)		3,319,114

TOTAL COMMON STOCKS
(Cost $15,036,855)		18,485,670

REPURCHASE AGREEMENT – 8.3%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $1,675,000 (collateralized
by obligations of various U.S. Government
Agencies, 2.125% due 8/31/20, valued at
$1,709,400)
(Cost $1,675,000)		1,675,000

TOTAL INVESTMENTS – 99.8%
(Cost $16,711,855)		20,160,670

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.2%		46,201

NET ASSETS – 100.0%		$20,206,871

Royce Partners Fund

	SHARES	VALUE
COMMON STOCKS – 84.3%

Consumer Discretionary – 2.2%
Household Durables - 1.0%
Hunter Douglas	600	$28,755

Media - 1.2%
Morningstar	480	34,469

Total (Cost $38,308)		63,224

Consumer Staples – 1.0%
Food Products - 1.0%
†Fresh Del Monte Produce	1,000	30,650

Total (Cost $25,212)		30,650

Energy – 5.9%
Energy Equipment & Services - 5.0%
Ensco Cl. A	560	31,119
Schlumberger	288	33,970
Tidewater	720	40,428
Transocean	900	40,527

		146,044

Oil, Gas & Consumable Fuels - 0.9%
†Cameco Corporation	1,300	25,493

Total (Cost $145,207)		171,537

Financials – 30.6%
Banks - 1.3%
†BBVA Banco Frances ADR [1]	3,300	38,412

Capital Markets - 22.5%
ASA Gold and Precious Metals	2,700	39,555
Ashmore Group	8,000	50,658
Aurelius	900	32,880
Bank of New York Mellon (The)	1,360	50,973
Charles Schwab	1,656	44,596
Coronation Fund Managers	4,300	38,617
Jupiter Fund Management	7,300	49,910
KKR & Co. L.P.	1,040	25,303
Monroe Capital	3,390	44,985
Northern Trust	448	28,766
RHJ International [1]	8,000	38,965
SEI Investments	1,152	37,751
Sprott	18,200	51,681
State Street	886	59,592
Value Partners Group	84,000	56,250

		650,482

Diversified Financial Services - 1.6%
Moody’s Corporation	525	46,021

Insurance - 2.7%
E-L Financial	120	78,834

Real Estate Management & Development - 2.5%
Jones Lang LaSalle	320	40,445

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 51

Schedules of Investments

Royce Partners Fund (continued)

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development (continued)
Midland Holdings [1]	64,000	$32,205

		72,650

Total (Cost $658,408)		886,399

Health Care – 4.2%
Biotechnology - 1.2%
Myriad Genetics [1]	880	34,250

Health Care Equipment & Supplies - 2.3%
Atrion Corporation	200	65,200

Health Care Providers & Services - 0.7%
Landauer	500	21,000

Total (Cost $96,536)		120,450

Industrials – 19.0%
Air Freight & Logistics - 1.6%
Expeditors International of
Washington	1,040	45,927

Commercial Services & Supplies - 1.6%
Heritage-Crystal Clean [1]	2,400	47,112

Machinery - 6.5%
Foster (L.B.) Company	640	34,637
Graco	576	44,974
RBC Bearings	560	35,868
Spirax-Sarco Engineering	770	36,015
Valmont Industries	240	36,468

		187,962

Professional Services - 5.6%
Acacia Research	1,700	30,175
ManpowerGroup	560	47,516
Towers Watson & Co. Cl. A	392	40,858
Verisk Analytics Cl. A [1]	698	41,894

		160,443

Road & Rail - 2.6%
Landstar System	640	40,960
Patriot Transportation Holding [1]	960	33,571

		74,531

Trading Companies & Distributors - 1.1%
Applied Industrial Technologies	640	32,467

Total (Cost $356,806)		548,442

Information Technology – 10.6%
Electronic Equipment, Instruments & Components - 7.5%
Amphenol Corporation Cl. A	300	28,902
Anixter International	400	40,028
FARO Technologies [1]	600	29,472
IPG Photonics [1]	440	30,272
National Instruments	1,200	38,868
Orbotech [1]	1,000	15,180
Sutron Corporation [1]	6,700	34,371

		217,093

IT Services - 1.8%
MasterCard Cl. A	710	52,164

Technology Hardware, Storage & Peripherals - 1.3%
Western Digital	400	36,920

Total (Cost $189,365)		306,177

Materials – 9.5%
Chemicals - 0.6%
Airgas	160	17,426

Containers & Packaging - 2.9%
Greif Cl. A	704	38,410
Mayr-Melnhof Karton	375	44,679

		83,089

Metals & Mining - 4.7%
Fresnillo	2,000	29,847
Pan American Silver	3,200	49,120
Reliance Steel & Aluminum	760	56,019

		134,986

Paper & Forest Products - 1.3%
Stella-Jones	1,400	38,442

Total (Cost $232,747)		273,943

Miscellaneous[3] – 1.3%
Total (Cost $34,180)		38,052

TOTAL COMMON STOCKS
(Cost $1,776,769)		2,438,874

REPURCHASE AGREEMENT – 15.8%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $457,000 (collateralized
by obligations of various U.S. Government
Agencies, 2.125% due 8/31/20, valued at $468,050)
(Cost $457,000)		457,000

TOTAL INVESTMENTS – 100.1%
(Cost $2,233,769)		2,895,874

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%		(3,563)

NET ASSETS – 100.0%		$2,892,311

52 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

Royce Opportunity Select Fund

	SHARES	VALUE
COMMON STOCKS – 99.3%

Consumer Discretionary – 12.5%
Auto Components - 1.2%
Tower International [1]	7,500	$276,300

Hotels, Restaurants & Leisure - 1.6%
Orient-Express Hotels Cl. A [1]	27,000	392,580

Household Durables - 5.3%
Dixie Group [1,5]	13,000	137,670
†Installed Building Products [1]	20,000	245,000
M.D.C. Holdings	16,500	499,785
†New Home [1]	20,000	282,600
ZAGG [1]	20,000	108,600

		1,273,655

Media - 1.4%
Ballantyne Strong [1,5]	25,000	104,500
†McClatchy Company (The) Cl. A [1]	40,000	222,000

		326,500

Multiline Retail - 1.6%
J.C. Penney Company [1]	42,000	380,100

Specialty Retail - 1.2%
Pacific Sunwear of California [1,5]	20,000	47,600
Zumiez [1]	9,000	248,310

		295,910

Textiles, Apparel & Luxury Goods - 0.2%
Quiksilver [1]	14,500	51,910

Total (Cost $2,679,682)		2,996,955

Energy – 10.1%
Energy Equipment & Services - 3.6%
C&J Energy Services [1,5]	4,500	152,010
Hercules Offshore [1]	62,000	249,240
McDermott International [1]	31,500	254,835
Patterson-UTI Energy	5,800	202,652

		858,737

Oil, Gas & Consumable Fuels - 6.5%
Goodrich Petroleum [1]	13,300	367,080
†Matador Resources [1]	10,000	292,800
Scorpio Tankers	23,500	238,995
Swift Energy [1]	33,000	428,340
Warren Resources [1]	37,000	229,400

		1,556,615

Total (Cost $1,907,346)		2,415,352

Financials – 9.3%
Banks - 4.5%
First NBC Bank Holding Company [1]	7,600	254,676
Independent Bank Group [5]	6,400	356,288
TriState Capital Holdings [1]	16,000	226,080
Trustmark Corporation	9,600	237,024

		1,074,068

Insurance - 1.3%
MBIA [1]	28,000	309,120

Real Estate Investment Trusts (REITs) - 1.9%
†Gramercy Property Trust [5]	40,000	242,000
RAIT Financial Trust	25,000	206,750

		448,750

Real Estate Management & Development - 1.6%
Kennedy-Wilson Holdings	14,500	388,890

Total (Cost $1,852,187)		2,220,828

Health Care – 4.0%
Health Care Equipment & Supplies - 2.5%
Accuray [1,5]	30,000	264,000
OraSure Technologies [1,5]	38,000	327,180

		591,180

Health Care Providers & Services - 1.5%
†Owens & Minor	10,500	356,790

Total (Cost $770,702)		947,970

Industrials – 18.6%
Aerospace & Defense - 1.5%
Kratos Defense & Security Solutions [1]	46,000	358,800

Air Freight & Logistics - 1.0%
XPO Logistics [1]	8,000	228,960

Airlines - 0.8%
JetBlue Airways [1]	18,000	195,300

Building Products - 3.6%
Builders FirstSource [1]	27,000	201,960
NCI Building Systems [1]	17,000	330,310
Quanex Building Products	18,000	321,660

		853,930

Construction & Engineering - 0.3%
Ameresco Cl. A [1]	12,000	84,360

Electrical Equipment - 1.3%
General Cable	12,000	307,920

Machinery - 5.7%
Accuride Corporation [1]	70,500	344,745
Commercial Vehicle Group [1]	27,500	276,100
Hardinge	13,600	172,040
Meritor [1]	19,000	247,760
Mueller Water Products Cl. A	36,000	311,040

		1,351,685

Marine - 0.7%
Baltic Trading	30,000	179,400

Road & Rail - 1.9%
ArcBest Corporation [5]	5,000	217,550
Swift Transportation Cl. A [1]	9,000	227,070

		444,620

Trading Companies & Distributors - 1.8%
Air Lease Cl. A	11,500	443,670

Total (Cost $3,534,021)		4,448,645

Information Technology – 29.1%
Communications Equipment - 3.0%
Extreme Networks [1]	114,500	508,380
Interphase Corporation [1]	11,500	49,795
Oclaro [1]	35,000	77,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 53

Schedules of Investments

Royce Opportunity Select Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
Westell Technologies Cl. A [1]	27,500	$67,375

		702,550

Electronic Equipment, Instruments & Components - 4.3%
II-VI [1]	16,000	231,360
†Knowles Corporation [1]	8,800	270,512
Newport Corporation [1]	19,000	351,500
†RadiSys Corporation [1,5]	50,000	174,500

		1,027,872

Internet Software & Services - 2.6%
Carbonite [1]	22,000	263,340
†EarthLink Holdings	80,000	297,600
Limelight Networks [1]	15,000	45,900

		606,840

IT Services - 1.5%
CIBER [1]	31,000	153,140
Datalink Corporation [1]	20,600	206,000

		359,140

Semiconductors & Semiconductor Equipment - 14.3%
Alpha & Omega Semiconductor [1,5]	15,000	139,050
Audience [1]	16,000	191,360
Exar Corporation [1]	24,500	276,850
Fairchild Semiconductor International [1]	19,800	308,880
FormFactor [1]	11,500	95,680
Inphi Corporation [1,5]	14,000	205,520
Integrated Silicon Solution [1]	15,300	225,981
International Rectifier [1]	9,500	265,050
Intersil Corporation Cl. A	18,000	269,100
Mattson Technology [1]	88,000	192,720
NeoPhotonics Corporation [1]	32,500	135,200
OmniVision Technologies [1]	5,000	109,900
†RF Micro Devices [1]	37,000	354,830
Rubicon Technology [1]	12,500	109,375
Rudolph Technologies [1,5]	29,000	286,520
†Spire Corporation [1,2]	36,000	22,716
SunEdison [1]	10,000	226,000

		3,414,732

Software - 1.3%
†Mentor Graphics	13,000	280,410
Smith Micro Software [1,5]	35,000	36,400

		316,810

Technology Hardware, Storage & Peripherals - 2.1%
Logitech International	29,000	377,870
QLogic Corporation [1]	13,000	131,170

		509,040

Total (Cost $6,253,321)		6,936,984

Materials – 11.3%
Chemicals - 3.5%
Kraton Performance Polymers [1]	17,300	387,347
OM Group	13,500	437,805

		825,152

Metals & Mining - 6.2%
AK Steel Holding Corporation [1,5]	58,000	461,680
Carpenter Technology	5,200	328,900
Commercial Metals	15,000	259,650
RTI International Metals [1]	16,000	425,440

		1,475,670

Paper & Forest Products - 1.6%
Louisiana-Pacific Corporation [1]	26,000	390,520

Total (Cost $2,609,654)		2,691,342

Miscellaneous[3] – 4.4%
Total (Cost $1,042,341)		1,052,470

TOTAL COMMON STOCKS
(Cost $20,649,254)		23,710,546

REPURCHASE AGREEMENT – 2.8%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $654,000 (collateralized
by obligations of various U.S. Government
Agencies, 2.125% due 8/31/20, valued at $671,550)
(Cost $654,000)		654,000

TOTAL INVESTMENTS – 102.1%
(Cost $21,303,254)		24,364,546

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.1)%		(492,921)

NET ASSETS – 100.0%		$23,871,625

SECURITIES SOLD SHORT
COMMON STOCKS – 5.1%
Consumer Discretionary – 3.2%
Hotels, Restaurants & Leisure - 1.5%
Buffalo Wild Wings	500	$82,855
Fiesta Restaurant Group	1,500	69,615
Life Time Fitness	1,800	87,732
Popeyes Louisiana Kitchen	2,500	109,275

		349,477

Specialty Retail - 1.7%
Lumber Liquidators Holdings	2,000	151,900
Men’s Wearhouse (The)	1,000	55,800
Sonic Automotive Cl. A	2,000	53,360
Vitamin Shoppe	3,500	150,570

		411,630

Total (Proceeds $769,142)		761,107

Consumer Staples – 0.6%
Food & Staples Retailing - 0.6%
Fresh Market (The)	2,500	83,675
Sprouts Farmers Markets	2,000	65,440

Total (Proceeds $181,481)		149,115

54 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Diversified Investment Companies – 0.3%
Exchange Traded Funds - 0.3%
iShares Russell 2000 ETF	700	$83,167

Total (Proceeds $80,177)		83,167

Industrials – 0.2%
Building Products - 0.2%
Trex Company	1,500	43,230

Total (Proceeds $55,701)		43,230

Information Technology – 0.3%
Internet Software & Services - 0.3%
Zillow Cl. A	500	71,465

Total (Proceeds $40,310)		71,465

Materials – 0.5%
Chemicals - 0.5%
CF Industries Holdings	500	120,265

Total (Proceeds $115,606)		120,265

TOTAL SECURITIES SOLD SHORT
(Proceeds $1,242,417)		$1,228,349

Royce Global Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 97.4%

Australia – 0.5%
Imdex [1]	80,000	$47,525

Total (Cost $78,336)		47,525

Austria – 1.9%
Mayr-Melnhof Karton	700	83,400
Semperit AG Holding	1,800	110,297

Total (Cost $175,116)		193,697

Brazil – 5.4%
Brasil Brokers Participacoes	46,250	73,473
CETIP - Mercados Organizados	6,600	93,944
Eternit	14,000	53,795
Grendene	9,000	56,253
Iguatemi Empresa de Shopping Centers	4,000	40,407
MAHLE Metal Leve	6,200	64,511
Totvs	9,000	154,786

Total (Cost $592,726)		537,169

Canada – 8.3%
Aimia	3,000	52,519
Alaris Royalty	2,000	54,205
Canadian Energy Services & Technology	1,209	37,866
Computer Modelling Group	2,700	74,949
E-L Financial	70	45,986
Gluskin Sheff + Associates	1,800	53,711
GMP Capital	11,000	87,831
KP Tissue	3,000	44,450
Major Drilling Group International	7,500	54,613
Pan American Silver	5,700	87,495
Sprott	22,500	63,891
Stella-Jones	3,840	105,442
Trican Well Service	4,200	67,819

Total (Cost $800,612)		830,777

Chile – 1.7%
Forus	15,000	62,114
Inversiones La Construccion	5,000	59,673
Sonda	20,000	47,015

Total (Cost $210,131)		168,802

China – 1.7%
Daphne International Holdings	125,000	49,030
Pacific Online	105,000	57,984
Xtep International Holdings	150,000	63,287

Total (Cost $206,693)		170,301

Cyprus – 0.9%
Globaltrans Investment GDR	7,600	87,020

Total (Cost $91,622)		87,020

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce Global Dividend Value Fund (continued)

	SHARES	VALUE
Denmark – 0.7%
Matas	2,600	$73,776

Total (Cost $63,396)		73,776

Finland – 2.1%
F-Secure	20,000	70,382
Nokian Renkaat	1,700	66,343
Tieto	2,500	73,976

Total (Cost $181,293)		210,701

France – 3.6%
Alten	1,400	66,530
bioMerieux	400	43,106
Gaztransport Et Technigaz	900	58,673
†Nexity	2,200	100,963
Vetoquinol	1,900	94,128

Total (Cost $319,517)		363,400

Germany – 2.5%
Amadeus Fire	800	61,246
Aurelius	1,900	69,413
Nemetschek	700	67,584
Pfeiffer Vacuum Technology	430	47,416

Total (Cost $199,405)		245,659

Hong Kong – 10.7%
Bonjour Holdings	236,500	36,923
Bosideng International Holdings	224,000	33,526
Dickson Concepts (International)	105,000	64,081
†Giordano International	40,000	23,586
Goldlion Holdings	80,000	32,411
Le Saunda Holdings	120,000	60,229
Lung Kee (Bermuda) Holdings	150,000	53,804
Midland Holdings [1]	185,000	93,092
New World Department Store China	135,000	54,346
Oriental Watch Holdings	207,000	48,609
Pacific Textiles Holdings	52,500	65,909
Pico Far East Holdings	250,000	58,061
Regent Manner International Holdings	437,000	95,289
Stella International Holdings	35,000	95,285
Television Broadcasts	15,000	97,350
Value Partners Group	120,000	80,357
VTech Holdings	3,000	39,908
Win Hanverky Holdings	276,000	38,104

Total (Cost $1,063,742)		1,070,870

India – 1.0%
Graphite India	58,000	101,593

Total (Cost $79,747)		101,593

Indonesia – 0.8%
Selamat Sempurna	200,000	74,989

Total (Cost $30,635)		74,989

Israel – 0.9%
Hilan	10,000	85,181

Total (Cost $73,037)		85,181

Italy – 1.0%
DiaSorin	1,500	62,851
Recordati	2,000	33,630

Total (Cost $80,641)		96,481

Japan – 5.6%
Dr.Ci:Labo	1,600	60,412
EPS Corporation	6,000	77,054
Hogy Medical	1,100	59,612
Miraial	3,500	63,570
Moshi Moshi Hotline	7,500	73,886
Santen Pharmaceutical	1,500	84,399
TOTO	4,000	53,897
USS	5,000	85,336

Total (Cost $441,523)		558,166

Malaysia – 3.2%
CB Industrial Product Holding	75,000	102,305
Media Chinese International	225,000	67,269
Media Prima	85,000	68,296
Padini Holdings	125,000	76,689

Total (Cost $261,046)		314,559

Mexico – 2.4%
Bolsa Mexicana de Valores	40,000	84,758
Fresnillo	6,800	101,479
Industrias Bachoco ADR	1,000	53,770

Total (Cost $219,344)		240,007

Netherlands – 1.1%
Exact Holding	2,000	71,204
Hunter Douglas	900	43,133

Total (Cost $87,892)		114,337

New Zealand – 0.4%
†Trade Me	14,000	43,168

Total (Cost $47,303)		43,168

Norway – 2.1%
Fred. Olsen Energy	2,500	70,918
Oslo Bors VPS Holding	5,000	59,506
TGS-NOPEC Geophysical	2,500	79,925

Total (Cost $189,717)		210,349

Poland – 0.5%
Warsaw Stock Exchange	4,000	51,263

Total (Cost $57,360)		51,263

Singapore – 3.7%
ARA Asset Management	39,050	55,745

56 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Singapore (continued)
ComfortDelGro Corporation	40,000	$80,199
CSE Global	80,000	39,137
Pan-United Corporation	94,000	81,041
Silverlake Axis	115,000	110,675

Total (Cost $286,699)		366,797

South Africa – 6.8%
Afrimat	55,600	79,989
AVI	6,400	36,860
Blue Label Telecoms	100,000	80,489
Cashbuild	5,500	64,645
Coronation Fund Managers	11,200	100,584
Foschini Group (The)	6,000	62,906
Gold Fields ADR	12,200	45,384
JSE	8,700	78,451
Lewis Group	8,500	51,791
Raubex Group	36,000	76,671

Total (Cost $652,914)		677,770

South Korea – 0.8%
GS Home Shopping	135	32,182
Hanssem	600	46,136

Total (Cost $36,656)		78,318

Sweden – 0.3%
Bjoern Borg	9,100	30,644

Total (Cost $40,976)		30,644

Switzerland – 5.0%
Belimo Holding	20	53,947
Forbo Holding	100	106,619
Kaba Holding	150	74,171
LEM Holding	80	69,373
Transocean	1,600	72,048
VZ Holding	335	56,098
Zehnder Group	1,500	64,276

Total (Cost $397,604)		496,532

Turkey – 0.7%
Mardin Cimento Sanayii	30,000	72,218

Total (Cost $98,421)		72,218

United Arab Emirates – 0.8%
Aramex	92,000	75,147

Total (Cost $57,210)		75,147

United Kingdom – 11.3%
Ashmore Group	17,500	110,813
AVEVA Group	1,312	45,760
Clarkson	1,900	77,877
Close Brothers Group	1,200	26,246
Consort Medical	5,000	81,634
De La Rue	2,700	37,428
Diploma	2,500	27,425
Domino Printing Sciences	7,000	71,879
E2V Technologies	21,500	61,448
Fidessa Group	1,800	68,203
Homeserve	14,000	77,150
†Hyder Consulting	7,500	59,364
Investec	5,000	46,122
Jupiter Fund Management	12,900	88,198
Latchways	4,000	73,590
Michael Page International	3,500	25,817
Rathbone Brothers	700	23,720
RIT Capital Partners	1,000	22,522
Spirax-Sarco Engineering	950	44,434
Victrex	2,000	58,256

Total (Cost $874,119)		1,127,886

United States – 9.0%
Cabot Corporation	1,000	57,990
Commercial Metals	3,825	66,211
†Diebold	1,300	52,221
Expeditors International of Washington	1,100	48,576
FLIR Systems	3,250	112,872
Fresh Del Monte Produce	2,300	70,495
†Globe Specialty Metals	4,645	96,523
Haynes International	900	50,931
KBR	2,200	52,470
†Lindsay Corporation	900	76,023
National Instruments	2,000	64,780
†National Research Cl. B [1]	1,600	62,464
Western Union	4,700	81,498

Total (Cost $812,719)		893,054

TOTAL COMMON STOCKS
(Cost $8,808,152)		9,708,156

REPURCHASE AGREEMENT – 2.9%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $290,000 (collateralized
by obligations of various U.S. Government
Agencies, due 7/23/14, valued at $299,850)
(Cost $290,000)		290,000

TOTAL INVESTMENTS – 100.3%
(Cost $9,098,152)		9,998,156

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.3)%		(31,476)

NET ASSETS – 100.0%		$9,966,680

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 57

Schedules of Investments

Royce International Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 93.0%

Australia – 5.4%
Collection House	46,400	$82,255
Imdex [1]	76,000	45,148
Programmed Maintenance Services	23,700	62,798
TFS Corporation	48,851	76,006
†Webjet	9,700	22,135

Total (Cost $273,889)		288,342

Austria – 0.8%
†Zumtobel	1,800	42,048

Total (Cost $33,964)		42,048

Bahamas – 0.9%
†Steiner Leisure [1]	1,100	47,619

Total (Cost $52,896)		47,619

Belgium – 0.8%
†Ion Beam Applications [1]	1,800	28,394
Picanol Group [1]	400	15,281

Total (Cost $37,972)		43,675

Bermuda – 1.3%
†GP Investments BDR [1]	14,000	31,111
Northern Offshore	22,600	37,950

Total (Cost $68,853)		69,061

Brazil – 2.4%
Brasil Brokers Participacoes	34,000	54,012
†Contax Participacoes	20,000	25,074
†LPS Brasil Consultoria de Imoveis	11,300	51,143

Total (Cost $169,281)		130,229

Canada – 8.1%
AirBoss of America	6,200	53,398
†COM DEV International	8,200	32,814
Contrans Group Cl. A	3,600	48,211
†FLYHT Aerospace Solutions [1]	40,000	12,745
HNZ Group	1,600	34,518
Lassonde Industries Cl. A	210	21,255
Magellan Aerospace	12,300	135,789
MTY Food Group	2,000	56,605
Total Energy Services	1,800	39,186

Total (Cost $359,045)		434,521

Chile – 0.8%
†Forus	10,700	44,308

Total (Cost $46,223)		44,308

China – 5.7%
Daphne International Holdings	151,900	59,581
E-House (China) Holdings ADR	8,000	69,200
†Fufeng Group	121,000	45,431
†Hopefluent Group Holdings	76,000	21,965
Pacific Online	110,000	60,745
Qunxing Paper Holdings [1,4]	41,000	529
†SinoMedia Holdings	30,000	23,225
Xtep International Holdings	60,000	25,315

Total (Cost $314,581)		305,991

Denmark – 0.5%
†Zealand Pharma [1]	1,900	24,427

Total (Cost $26,722)		24,427

France – 1.8%
Aufeminin.com [1]	600	26,118
Neurones	1,800	35,936
†Prodware [1]	1,600	19,126
Tessi	130	17,801

Total (Cost $82,791)		98,981

Germany – 1.7%
Amadeus Fire	300	22,967
Bertrandt	200	31,823
†GFT Technologies	1,900	25,835
RIB Software	700	12,604

Total (Cost $64,959)		93,229

Greece – 0.7%
†StealthGas [1]	3,500	38,850

Total (Cost $40,181)		38,850

Hong Kong – 12.1%
Anxin-China Holdings	156,000	20,732
China Metal International Holdings	145,000	53,881
†Comba Telecom Systems Holdings [1]	201,100	64,349
Embry Holdings	35,000	20,276
I.T	175,000	61,416
Le Saunda Holdings	82,100	41,207
†Luen Thai Holdings	110,000	30,373
Lung Kee (Bermuda) Holdings	92,000	33,000
Midland Holdings [1]	72,000	36,230
†New World Department Store China	72,500	29,185
Oriental Watch Holdings	260,800	61,243
Pico Far East Holdings	338,000	78,499
Regent Manner International Holdings	250,000	54,513
†Sitoy Group Holdings	60,000	36,463
Tse Sui Luen Jewellery (International)	61,000	23,769

Total (Cost $705,708)		645,136

India – 4.1%
Cyient	9,900	59,257
eClerx Services	2,700	52,164
†KPIT Technologies	14,600	41,850
McLeod Russel India	6,900	36,476

58 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
India (continued)
†Persistent Systems	1,600	$28,677

Total (Cost $204,035)		218,424

Indonesia – 0.5%
Selamat Sempurna	11,700	4,387
Sri Rejeki Isman	1,335,000	20,157

Total (Cost $31,177)		24,544

Ireland – 0.5%
†Mincon Group [1]	20,000	27,211

Total (Cost $27,837)		27,211

Israel – 0.4%
†SodaStream International [1]	600	20,160

Total (Cost $20,080)		20,160

Japan – 17.8%
Asahi Company	3,200	46,087
BML	1,000	38,695
Freund Corporation	4,700	65,648
G-Tekt Corporation	2,400	31,390
†Itoki Corporation	5,300	40,860
Mandom Corporation	900	32,027
Milbon	900	30,384
Miraial	4,000	72,652
Nishikawa Rubber	3,800	66,018
Nitto Kohki	2,600	53,306
Obara Group	1,466	63,528
Relo Holdings	700	45,121
Ryobi	7,000	23,632
†Takata Corporation	1,300	27,924
Tokai Corporation/Gifu	1,400	38,792
Trancom	2,900	113,933
†YAMADA Consulting Group	2,300	58,939
Zuiko Corporation	1,800	101,811

Total (Cost $883,740)		950,747

Malaysia – 3.8%
Asia Brands	32,200	37,405
CB Industrial Product Holding	30,100	41,058
Coastal Contracts	21,300	33,167
Media Chinese International	126,800	37,910
†NTPM Holdings	95,000	25,000
Padini Holdings	50,000	30,676

Total (Cost $159,081)		205,216

Netherlands – 0.7%
Exact Holding	1,000	35,602

Total (Cost $22,955)		35,602

Norway – 1.0%
†Borregaard	3,000	21,716
†Oslo Bors VPS Holding	2,600	30,943

Total (Cost $49,993)		52,659

Philippines – 1.5%
†Asian Terminals	108,100	26,747
GMA Holdings PDR	306,000	51,876

Total (Cost $77,214)		78,623

Poland – 0.6%
Elektrobudowa	1,100	31,614

Total (Cost $28,495)		31,614

Singapore – 2.0%
Hour Glass (The)	13,000	18,714
†Parkson Retail Asia	71,000	45,553
Sheng Siong Group	80,000	41,704

Total (Cost $107,793)		105,971

South Africa – 2.5%
Blue Label Telecoms	48,000	38,634
Ellies Holdings [1]	80,900	28,146
Metrofile Holdings	144,000	64,993

Total (Cost $161,551)		131,773

South Korea – 4.0%
Eugene Technology	2,302	43,342
†Hankuk Carbon	5,400	41,576
Handsome	1,500	40,991
Huvis Corporation	7,700	86,756

Total (Cost $188,129)		212,665

Sri Lanka – 0.7%
Distilleries Company of Sri Lanka	25,000	39,708

Total (Cost $31,459)		39,708

Sweden – 0.7%
Nolato Cl. B	1,700	38,674

Total (Cost $35,976)		38,674

Switzerland – 1.3%
VZ Holding	200	33,491
Zehnder Group	800	34,281

Total (Cost $54,673)		67,772

Taiwan – 1.7%
Makalot Industrial	7,500	40,567
Silicon Motion Technology ADR	2,500	51,075

Total (Cost $52,751)		91,642

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE
United Arab Emirates – 0.8%
Aramex	52,000	$42,474

Total (Cost $25,530)		42,474

United Kingdom – 5.4%
Consort Medical	4,000	65,307
E2V Technologies	17,400	49,730
Games Workshop Group	3,900	41,515
†Globo [1]	40,000	38,164
Hogg Robinson Group	12,200	15,085
Hyder Consulting	2,500	19,788
Latchways	3,300	60,712

Total (Cost $265,246)		290,301

TOTAL COMMON STOCKS
(Cost $4,704,780)		4,972,197

REPURCHASE AGREEMENT – 6.9%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $366,000 (collateralized
by obligations of various U.S. Government
Agencies, due 7/23/14, valued at $374,813)
(Cost $366,000)		366,000

TOTAL INVESTMENTS – 99.9%
(Cost $5,070,780)		5,338,197

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.1%		3,733

NET ASSETS – 100.0%		$5,341,930

Royce International Premier Fund

	SHARES	VALUE
COMMON STOCKS – 96.5%

Austria – 4.8%
Mayr-Melnhof Karton	2,550	$303,814
Semperit AG Holding	5,800	355,402

Total (Cost $551,252)		659,216

Brazil – 6.4%
CETIP - Mercados Organizados	22,500	320,265
LPS Brasil Consultoria de Imoveis	55,000	248,925
Totvs	18,800	323,331

Total (Cost $858,342)		892,521

China – 1.8%
Daphne International Holdings	650,000	254,955

Total (Cost $440,368)		254,955

Finland – 2.1%
Nokian Renkaat	7,300	284,883

Total (Cost $330,097)		284,883

France – 6.3%
†Societe BIC	2,125	290,743
Stallergenes	4,000	308,312
Virbac	1,200	277,201

Total (Cost $742,535)		876,256

Germany – 7.9%
Carl Zeiss Meditec	8,110	248,752
KWS Saat	1,000	352,595
LPKF Laser & Electronics	9,300	192,036
STRATEC Biomedical	5,700	294,210

Total (Cost $979,194)		1,087,593

Hong Kong – 6.6%
†Pico Far East Holdings	1,370,800	318,363
Stella International Holdings	125,000	340,305
Television Broadcasts	40,000	259,599

Total (Cost $952,088)		918,267

India – 3.3%
Bajaj Finance	8,000	265,359
†Motherson Sumi Systems	35,000	188,544

Total (Cost $371,467)		453,903

Italy – 1.8%
Recordati	15,000	252,225

Total (Cost $131,645)		252,225

Japan – 5.6%
FamilyMart	5,300	228,365
MISUMI Group	9,000	247,599

60 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Japan (continued)
USS	17,500	$298,677

Total (Cost $667,496)		774,641

Malaysia – 3.9%
Media Chinese International	900,000	269,075
Media Prima	341,800	274,632

Total (Cost $570,972)		543,707

Norway – 1.8%
†TGS-NOPEC Geophysical	7,600	242,973

Total (Cost $189,190)		242,973

Singapore – 1.7%
Silverlake Axis	250,000	240,597

Total (Cost $167,213)		240,597

South Africa – 2.1%
Metrofile Holdings	630,000	284,344

Total (Cost $289,630)		284,344

South Korea – 1.9%
Binggrae	3,000	256,474

Total (Cost $253,947)		256,474

Switzerland – 12.9%
Belimo Holding	95	256,247
Forbo Holding	300	319,858
†Inficon Holding	490	159,687
Kaba Holding	600	296,685
LEM Holding	253	219,392
Partners Group Holding	1,000	273,342
VZ Holding	1,600	267,930

Total (Cost $1,454,439)		1,793,141

United Kingdom – 25.6%
Abcam	40,000	260,133
Ashmore Group	57,500	364,100
AVEVA Group	8,000	279,027
Clarkson	8,700	356,596
Consort Medical	25,000	408,169
Domino Printing Sciences	25,000	256,710
Elementis	55,000	245,012
Fidessa Group	4,500	170,507
Lancashire Holdings	18,500	207,062
Latchways	17,500	321,957
Oxford Instruments	8,000	177,986
Rotork	4,000	182,777
Spirax-Sarco Engineering	3,200	149,672
Victrex	6,000	174,768

Total (Cost $3,249,084)		3,554,476

TOTAL COMMON STOCKS
(Cost $12,198,959)		13,370,172

REPURCHASE AGREEMENT – 2.6%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $366,000 (collateralized
by obligations of various U.S. Government
Agencies, due 7/23/14, valued at $374,813)
(Cost $366,000)		366,000

TOTAL INVESTMENTS – 99.1%
(Cost $12,564,959)		13,736,172

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.9%		128,455

NET ASSETS – 100.0%		$13,864,627

†	New additions in 2014.
[1]	Non-income producing.
[2]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[3]	Includes securities first acquired in 2014 and less than 1% of net assets.
[4]	A security for which market quotations are not readily available represents 0.0% of net assets for Royce International Micro-Cap Fund. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[5]	All or a portion of these securities have been segregated as collateral for short sales.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2014, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 61

Statements of Assets and Liabilities

	Royce	Royce Micro-Cap	Royce	Royce
	Select	Discovery	Financial	Select
	Fund I	Fund	Services Fund	Fund II
ASSETS:
Investments at value	$43,111,567	$5,427,553	$62,724,932	$5,249,660
Repurchase agreements (at cost and value)	5,154,000	201,000	1,541,000	201,000
Deposits with brokers for securities sold short	–	–	–	35,926
Cash and foreign currency	224	419	6,092	2,263
Receivable for investments sold	116,617	–	58,643	3,871
Receivable for capital shares sold	18,536	103	116,159	4,100
Receivable for dividends and interest	8,576	4,160	55,416	3,192
Prepaid expenses and other assets	633	62	658	54

Total Assets	48,410,153	5,633,297	64,502,900	5,500,066

LIABILITIES:
Securities sold short, at fair value	–	–	–	287,646
Payable for investments purchased	650,073	–	–	60,801
Payable for capital shares redeemed	–	–	93,361	–
Payable for investment advisory fees	38,613	594	50,642	–
Accrued expenses	23,901	20,482	46,636	7,450
Deferred capital gains tax	–	–	49,402	814

Total Liabilities	712,587	21,076	240,041	356,711

Net Assets	$47,697,566	$5,612,221	$64,262,859	$5,143,355

ANALYSIS OF NET ASSETS:
Paid-in capital	$31,559,345	$4,429,222	$51,198,268	$4,110,066
Undistributed net investment income (loss)	(35,521)	(4,033)	344,324	4,537
Accumulated net realized gain (loss) on investments and
foreign currency	5,098,170	559,419	2,304,998	924,390
Net unrealized appreciation (depreciation) on investments and
foreign currency	11,075,572	627,613	10,415,269	104,362

Net Assets	$47,697,566	$5,612,221	$64,262,859	$5,143,355

Investment Class	$47,697,566			$5,143,355
Service Class		$5,612,221	$64,262,859

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,275,757			409,472
Service Class		816,509	6,404,215

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$20.96			$12.56
Service Class[1]		$6.87	$10.03

Investments at identified cost	$32,036,079	$4,799,940	$52,260,681	$5,114,260
Proceeds of short sales	–	–	–	257,408
Aggregate value of segregated securities	–	–	–	570,880

1 Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce Select Fund II), payable to the Fund.

62 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	Royce	Royce	Royce	Royce
	European Smaller-	Enterprise Select	SMid-Cap	Focus Value
	Companies Fund	Fund	Value Fund	Fund
ASSETS:
Investments at value	$33,186,257	$2,118,727	$18,485,670	$–
Repurchase agreements (at cost and value)	2,742,000	740,000	1,675,000	–
Cash and foreign currency	186	61	630	10,467,679
Receivable for investments sold	210,897	30,875	–	–
Receivable for capital shares sold	70,128	–	112,301	–
Receivable for dividends and interest	71,486	1,414	17,298	5,404
Prepaid expenses and other assets	319	36	115	119

Total Assets	36,281,273	2,891,113	20,291,014	10,473,202

LIABILITIES:
Payable for investments purchased	958,141	–	–	–
Payable for capital shares redeemed	19,240	–	34,490	1,346,878
Payable for investment advisory fees	33,108	–	10,993	8,834
Accrued expenses	16,240	12,501	38,660	21,036

Total Liabilities	1,026,729	12,501	84,143	1,376,748

Net Assets	$35,254,544	$2,878,612	$20,206,871	$9,096,454

ANALYSIS OF NET ASSETS:
Paid-in capital	$32,198,309	$2,353,342	$21,677,859	$9,085,757
Undistributed net investment income (loss)	128,831	(5,260)	41,192	(64,695)
Accumulated net realized gain (loss) on investments and
foreign currency	(314,942)	221,604	(4,961,132)	75,316
Net unrealized appreciation (depreciation) on investments and
foreign currency	3,242,346	308,926	3,448,952	76

Net Assets	$35,254,544	$2,878,612	$20,206,871	$9,096,454

Investment Class	$2,371,534	$2,878,612
Service Class	32,883,010		$20,206,871	$9,096,454

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	228,931	224,536
Service Class	2,530,829		1,241,655	690,979

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$10.36	$12.82
Service Class[1]	12.99		$16.27	$13.16

Investments at identified cost	$29,944,384	$1,809,799	$15,036,855	–
1 Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee (Royce European Smaller-Companies Fund), or a 1% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 63

Statements of Assets and Liabilities

	Royce	Royce	Royce
	Partners	Opportunity	Global Dividend
	Fund	Select Fund	Value Fund
ASSETS:
Investments at value	$2,438,874	$23,710,546	$9,708,156
Repurchase agreements (at cost and value)	457,000	654,000	290,000
Deposits with brokers for securities sold short	–	761,698	–
Cash and foreign currency	622	289	1,734
Receivable for investments sold	10,279	174,692	–
Receivable for capital shares sold	36	10,290	175
Receivable for dividends and interest	2,617	7,300	16,461
Prepaid expenses and other assets	33	12,676	114

Total Assets	2,909,461	25,331,491	10,016,640

LIABILITIES:
Securities sold short, at fair value	–	1,228,349	–
Payable for investments purchased	–	205,155	12,699
Payable for capital shares redeemed	–	2,866	2,471
Payable for dividends and interest	–	50	–
Payable for investment advisory fees	–	19,252	4,010
Accrued expenses	17,150	4,194	29,515
Deferred capital gains tax	–	–	1,265

Total Liabilities	17,150	1,459,866	49,960

Net Assets	$2,892,311	$23,871,625	$9,966,680

ANALYSIS OF NET ASSETS:
Paid-in capital	$2,110,398	$20,263,788	$8,908,162
Undistributed net investment income (loss)	9,382	(74,345)	(13,517)
Accumulated net realized gain (loss) on investments and
foreign currency	110,371	606,819	172,912
Net unrealized appreciation (depreciation) on investments and
foreign currency	662,160	3,075,363	899,123

Net Assets	$2,892,311	$23,871,625	$9,966,680

Investment Class		$23,727,151
Service Class	$2,892,311	144,474	$9,966,680

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		1,281,459
Service Class	194,666	14,967	850,957

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]		$18.52
Service Class[1]	$14.86	9.65	$11.71

Investments at identified cost	$1,776,769	$20,649,254	$8,808,152
Proceeds of short sales	–	1,242,417	–
Aggregate value of segregated securities	–	2,744,672	–

1 Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce Global Dividend Value Fund), payable to the Fund.

64 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	Royce	Royce
	International	International
	Micro-Cap Fund	Premier Fund
ASSETS:
Investments at value	$4,972,197	$13,370,172
Repurchase agreements (at cost and value)	366,000	366,000
Cash and foreign currency	3,252	928
Receivable for investments sold	–	153,291
Receivable for capital shares sold	60,525	7,556
Receivable for dividends and interest	8,521	25,878
Receivable due from investment advisor	–	13,942
Prepaid expenses and other assets	54	165

Total Assets	5,410,549	13,937,932

LIABILITIES:
Payable for investments purchased	27,712	52,065
Payable for capital shares redeemed	19,245	2,420
Accrued expenses	18,210	5,949
Deferred capital gains tax	3,452	12,871

Total Liabilities	68,619	73,305

Net Assets	$5,341,930	$13,864,627

ANALYSIS OF NET ASSETS:
Paid-in capital	$5,517,586	$12,472,194
Undistributed net investment income (loss)	(10,144)	56,205
Accumulated net realized gain (loss) on investments and
foreign currency	(429,645)	176,695
Net unrealized appreciation (depreciation) on investments and
foreign currency	264,133	1,159,533

Net Assets	$5,341,930	$13,864,627

Investment Class		$5,010,893
Service Class	$5,341,930	8,853,734

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		486,175
Service Class	493,037	733,281

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]		$10.31
Service Class[1]	$10.83	12.07

Investments at identified cost	$4,704,780	$12,198,959

1 Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 65

Statements of Changes in Net Assets

			Royce Micro-Cap
	Royce Select Fund I		Discovery Fund		Royce Financial Services Fund

	Six months ended		Six months ended		Six months ended
	6/30/14	Year ended	6/30/14	Year ended	6/30/14	Year ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13
INVESTMENT OPERATIONS:
Net investment income (loss)	$(35,399)	$(173,025)	$(4,033)	$(17,307)	$215,403	$174,781
Net realized gain (loss) on investments and
foreign currency	4,756,015	5,751,191	412,572	751,485	1,214,266	1,875,121
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(1,755,314)	5,364,056	(410,126)	853,810	959,060	7,876,724

Net increase (decrease) in net assets from
investment operations	2,965,302	10,942,222	(1,587)	1,587,988	2,388,729	9,926,626

DISTRIBUTIONS:
Net investment income
Investment Class	–	(6,345)
Service Class			–	–	–	(82,981)
Net realized gain on investments and
foreign currency
Investment Class	–	(4,865,772)
Service Class			–	(164,762)	–	–

Total distributions	–	(4,872,117)	–	(164,762)	–	(82,981)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(2,506,704)	(8,691,735)
Service Class			(203,483)	(75,668)	14,262,622	20,843,034
Shareholder redemption fees
Investment Class	1,127	3,350
Service Class			1,093	414	18,691	17,751

Net increase (decrease) in net assets from
capital share transactions	(2,505,577)	(8,688,385)	(202,390)	(75,254)	14,281,313	20,860,785

NET INCREASE (DECREASE) IN NET ASSETS	459,725	(2,618,280)	(203,977)	1,347,972	16,670,042	30,704,430
NET ASSETS:
Beginning of period	47,237,841	49,856,121	5,816,198	4,468,226	47,592,817	16,888,387

End of period	$47,697,566	$47,237,841	$5,612,221	$5,816,198	$64,262,859	$47,592,817

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(35,521)	$(122)	$(4,033)	$–	$344,324	$128,921

66 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce European Smaller-
	Royce Select Fund II		Companies Fund		Royce Enterprise Select Fund

	Six months ended		Six months ended		Six months ended
	6/30/14	Year ended	6/30/14	Year ended	6/30/14	Year ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13
INVESTMENT OPERATIONS:
Net investment income (loss)	$30,689	$38,380	$312,793	$119,035	$(4,376)	$(8,011)
Net realized gain (loss) on investments and
foreign currency	642,214	710,266	1,110,368	1,143,566	153,141	301,701
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(358,454)	163,490	(60,468)	2,645,740	6,269	192,389

Net increase (decrease) in net assets from
investment operations	314,449	912,136	1,362,693	3,908,341	155,034	486,079

DISTRIBUTIONS:
Net investment income
Investment Class	–	(85,215)	–		–	(2,071)
Service Class			–	(232,856)
Net realized gain on investments and
foreign currency
Investment Class	–	(416,296)	–		–	(228,780)
Service Class			–	–

Total distributions	–	(501,511)	–	(232,856)	–	(230,851)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(53,141)	850,978	2,349,401		93,646	1,075,981
Service Class			3,489,615	8,500,963
Shareholder redemption fees
Investment Class	352	34	–		–	–
Service Class			6,865	15,318

Net increase (decrease) in net assets from
capital share transactions	(52,789)	851,012	5,845,881	8,516,281	93,646	1,075,981

NET INCREASE (DECREASE) IN NET ASSETS	261,660	1,261,637	7,208,574	12,191,766	248,680	1,331,209
NET ASSETS:
Beginning of period	4,881,695	3,620,058	28,045,970	15,854,204	2,629,932	1,298,723

End of period	$5,143,355	$4,881,695	$35,254,544	$28,045,970	$2,878,612	$2,629,932

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$4,537	$(26,152)	$128,831	$(183,963)	$(5,260)	$(884)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 67

Statements of Changes in Net Assets

	Royce SMid-Cap Value Fund		Royce Focus Value Fund		Royce Partners Fund

	Six months ended		Six months ended		Six months ended
	6/30/14	Year ended	6/30/14	Year ended	6/30/14	Year ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13
INVESTMENT OPERATIONS:
Net investment income (loss)	$41,193	$15,704	$7,051	$(8,319)	$9,148	$16,343
Net realized gain (loss) on investments and
foreign currency	494,833	488,966	3,063,517	833,397	61,832	276,797
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	1,423,488	1,788,073	(2,579,655)	1,405,566	8,188	389,385

Net increase (decrease) in net assets from
investment operations	1,959,514	2,292,743	490,913	2,230,644	79,168	682,525

DISTRIBUTIONS:
Net investment income
Service Class	–	(16,014)	(7,378)	(3,516)	–	(20,237)
Net realized gain on investments and
foreign currency
Service Class	–	–	(3,157,167)	(480,474)	–	(225,475)

Total distributions	–	(16,014)	(3,164,545)	(483,990)	–	(245,712)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	6,726,596	(1,897,564)	(63,619)	1,211,969	12,110	280,953
Shareholder redemption fees
Service Class	508	647	98	41	–	218

Net increase (decrease) in net assets from
capital share transactions	6,727,104	(1,896,917)	(63,521)	1,212,010	12,110	281,171

NET INCREASE (DECREASE) IN NET ASSETS	8,686,618	379,812	(2,737,153)	2,958,664	91,278	717,984
NET ASSETS:
Beginning of period	11,520,253	11,140,441	11,833,607	8,874,943	2,801,033	2,083,049

End of period	$20,206,871	$11,520,253	$9,096,454	$11,833,607	$2,892,311	$2,801,033

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$41,192	$–	$(64,695)	$(64,367)	$9,382	$235

68 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce Global Dividend
	Royce Opportunity Select Fund		Value Fund

	Six months ended		Six months ended
	6/30/14	Year ended	6/30/14	Year ended
	(unaudited)	12/31/13	(unaudited)	12/31/13
INVESTMENT OPERATIONS:
Net investment income (loss)	$(74,639)	$(66,078)	$112,476	$144,174
Net realized gain (loss) on investments and foreign currency	423,399	755,058	169,455	319,945
Net change in unrealized appreciation (depreciation) on investments and foreign
currency	274,526	2,394,936	229,528	726,373

Net increase (decrease) in net assets from investment operations	623,286	3,083,916	511,459	1,190,492

DISTRIBUTIONS:
Net investment income
Investment Class	–	–
Service Class	–		(67,489)	(207,184)
Net realized gain on investments and foreign currency
Investment Class	–	(510,854)
Service Class	–		–	(182,756)

Total distributions	–	(510,854)	(67,489)	(389,940)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	5,632,526	11,683,077
Service Class	144,408		(33,723)	2,041,765
Shareholder redemption fees
Investment Class	10,290	6,573
Service Class	–		4	5,944

Net increase (decrease) in net assets from capital share transactions	5,787,224	11,689,650	(33,719)	2,047,709

NET INCREASE (DECREASE) IN NET ASSETS	6,410,510	14,262,712	410,251	2,848,261
NET ASSETS:
Beginning of period	17,461,115	3,198,403	9,556,429	6,708,168

End of period	$23,871,625	$17,461,115	$9,966,680	$9,556,429

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(74,345)	$294	$(13,517)	$(58,505)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 69

Statements of Changes in Net Assets

	Royce International		Royce International
	Micro-Cap Fund		Premier Fund

	Six months ended		Six months ended
	6/30/14	Year ended	6/30/14	Year ended
	(unaudited)	12/31/13	(unaudited)	12/31/13
INVESTMENT OPERATIONS:
Net investment income (loss)	$23,816	$56,707	$131,329	$81,523
Net realized gain (loss) on investments and foreign currency	358,736	186,907	335,427	340,325
Net change in unrealized appreciation (depreciation) on investments and foreign
currency	9,491	556,066	(3,538)	852,808

Net increase (decrease) in net assets from investment operations	392,043	799,680	463,218	1,274,656

DISTRIBUTIONS:
Net investment income
Investment Class			–
Service Class	–	(100,087)	–	(129,813)
Net realized gain on investments and foreign currency
Investment Class			–
Service Class	–	–	–	–

Total distributions	–	(100,087)	–	(129,813)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			4,982,363
Service Class	(259,531)	(98,141)	(1,050,859)	1,879,090
Shareholder redemption fees
Investment Class			103
Service Class	756	3,765	222	1,734

Net increase (decrease) in net assets from capital share transactions	(258,775)	(94,376)	3,931,829	1,880,824

NET INCREASE (DECREASE) IN NET ASSETS	133,268	605,217	4,395,047	3,025,667
NET ASSETS:
Beginning of period	5,208,662	4,603,445	9,469,580	6,443,913

End of period	$5,341,930	$5,208,662	$13,864,627	$9,469,580

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(10,144)	$(33,960)	$56,205	$(75,124)

70 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2014 (unaudited)

	Royce	Royce	Royce	Royce	Royce
	Select	Micro-Cap	Financial	Select	European Smaller-
	Fund I	Discovery Fund	Services Fund	Fund II	Companies Fund
INVESTMENT INCOME:
Income:
Dividends	$254,955	$36,625	$669,411	$71,778	$678,464
Foreign withholding tax	(13,318)	–	(22,435)	(3,110)	(98,783)

Total income	241,637	36,625	646,976	68,668	579,681

Expenses:
Investment advisory fees	228,334	27,287	289,640	30,499	200,840
Distribution fees	–	6,822	72,410	–	38,336
Shareholder servicing	13,271	6,354	23,302	3,734	20,201
Audit	8,629	7,446	8,761	9,010	9,143
Registration	7,939	7,806	11,161	4,849	16,265
Custody	7,486	4,467	20,837	19,166	23,498
Shareholder reports	6,726	3,554	25,655	403	13,548
Administrative and office facilities	2,637	298	2,041	253	1,300
Trustees’ fees	995	117	945	101	561
Legal	196	22	157	18	360
Dividends on securities sold short	–	–	–	599	–
Interest expense	–	–	–	1,026	–
Other expenses	829	337	696	4,851	775

Total expenses	277,042	64,510	455,605	74,509	324,827
Compensating balance credits	(6)	(3)	(24)	–	(20)
Fees waived by investment adviser and distributor	–	(23,849)	(24,008)	(30,499)	(10,638)
Expenses reimbursed by investment adviser	–	–	–	(6,031)	(47,281)

Net expenses	277,036	40,658	431,573	37,979	266,888

Net investment income (loss)	(35,399)	(4,033)	215,403	30,689	312,793

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	4,755,943	412,572	1,254,273	648,074	1,116,775
Foreign currency transactions	72	–	(40,007)	(5,860)	(6,407)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(1,755,387)	(410,126)	986,165	(357,648)	(61,300)
Other assets and liabilities denominated in foreign currency	73	–	(27,105)	(806)	832

Net realized and unrealized gain (loss) on investments and foreign currency	3,000,701	2,446	2,173,326	283,760	1,049,900

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$2,965,302	$(1,587)	$2,388,729	$314,449	$1,362,693

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 71

Statements of Operations	Six Months Ended June 30, 2014 (unaudited)

	Royce	Royce	Royce	Royce	Royce
	Enterprise Select	SMid-Cap	Focus Value	Partners	Opportunity
	Fund	Value Fund	Fund	Fund	Select Fund
INVESTMENT INCOME:
Income:
Dividends	$12,922	$147,996	$77,446	$27,271	$57,783
Foreign withholding tax	(715)	(11,673)	(961)	(1,379)	(42)

Total income	12,207	136,323	76,485	25,892	57,741

Expenses:
Investment advisory fees	13,372	70,466	49,181	11,860	103,884
Distribution fees	–	17,617	14,465	3,488	47
Shareholder servicing	3,114	7,345	5,990	4,275	6,864
Audit	7,455	7,450	2,000	8,311	7,448
Registration	3,822	9,201	10,041	3,978	13,042
Custody	4,739	13,449	11,655	12,758	9,413
Shareholder reports	525	7,693	2,977	1,698	2,108
Administrative and office facilities	120	635	670	143	730
Trustees’ fees	51	246	267	59	319
Legal	9	48	51	10	65
Dividends on securities sold short	–	–	–	–	2,312
Interest expense	1	–	–	–	1,204
Other expenses	306	410	720	314	3,252

Total expenses	33,514	134,560	98,017	46,894	150,688
Compensating balance credits	(1)	(6)	(3)	(3)	(6)
Fees waived by investment adviser and distributor	(13,372)	(39,424)	(28,580)	(11,860)	(5,227)
Expenses reimbursed by investment adviser	(3,558)	–	–	(18,287)	(13,075)

Net expenses	16,583	95,130	69,434	16,744	132,380

Net investment income (loss)	(4,376)	41,193	7,051	9,148	(74,639)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	153,311	497,029	3,061,455	62,052	423,399
Foreign currency transactions	(170)	(2,196)	2,062	(220)	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	6,271	1,423,500	(2,579,677)	8,160	274,522
Other assets and liabilities denominated in foreign currency	(2)	(12)	22	28	4

Net realized and unrealized gain (loss) on investments and foreign currency	159,410	1,918,321	483,862	70,020	697,925

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$155,034	$1,959,514	$490,913	$79,168	$623,286

72 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2014 (unaudited)

	Royce	Royce	Royce
	Global Dividend	International	International
	Value Fund	Micro-Cap Fund	Premier Fund
INVESTMENT INCOME:
Income:
Dividends	$211,878	$71,402	$240,981
Foreign withholding tax	(18,966)	(4,555)	(18,506)

Total income	192,912	66,847	222,475

Expenses:
Investment advisory fees	59,495	33,101	83,455
Distribution fees	11,899	6,366	15,641
Shareholder servicing	7,790	5,149	10,590
Audit	8,562	7,601	9,245
Registration	9,440	9,411	16,041
Custody	20,392	25,272	20,056
Shareholder reports	6,743	2,820	2,732
Administrative and office facilities	480	270	514
Trustees’ fees	193	109	232
Legal	36	20	301
Other expenses	376	379	617

Total expenses	125,406	90,498	159,424
Compensating balance credits	(1)	(9)	(5)
Fees waived by investment adviser and distributor	(44,969)	(33,356)	(28,929)
Expenses reimbursed by investment adviser	–	(14,102)	(39,344)

Net expenses	80,436	43,031	91,146

Net investment income (loss)	112,476	23,816	131,329

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	171,187	367,912	341,899
Foreign currency transactions	(1,732)	(9,176)	(6,472)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	230,456	9,702	7,526
Other assets and liabilities denominated in foreign currency	(928)	(211)	(11,064)

Net realized and unrealized gain (loss) on investments and foreign currency	398,983	368,227	331,889

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$511,459	$392,043	$463,218

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 73

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions							Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Select Fund I – Investment Class
†2014	$19.66	$(0.02)	$1.32	$1.30	$–	$–	$–	$–	$–	$20.96	6.61%[1]	$47,698	1.21%[2]	1.21%[2]	1.21%[2]	(0.16)%[2]	21%
2013	17.40	(0.07)	4.48	4.41	(0.00)	(2.15)	–	(2.15)	–	19.66	25.99	47,238	1.20	1.20	1.20	(0.36)	56
2012	16.93	0.31	1.95	2.26	(0.30)	(1.49)	–	(1.79)	–	17.40	13.68	49,856	0.00	0.00	0.00	1.68	54
2011	20.32	(0.16)	(0.67)	(0.83)	–	(2.56)	–	(2.56)	–	16.93	(3.61)	47,345	1.45	1.45	1.45	(0.78)	63
2010	17.42	(0.23)	3.39	3.16	–	(0.26)	–	(0.26)	–	20.32	18.15	58,788	2.37	2.37	2.37	(1.26)	49
2009	12.59	0.15	4.83	4.98	(0.15)	–	–	(0.15)	–	17.42	39.59	33,896	0.01	0.01	0.01	1.28	80
Royce Micro-Cap Discovery Fund – Service Class
†2014	$6.87	$(0.00)	$–	$(0.00)	$–	$–	$–	$–	$–	$6.87	0.00%[1]	$5,612	2.36%[2]	2.36%[2]	1.49%[2]	(0.15)%[2]	47%
2013	5.23	(0.02)	1.86	1.84	–	(0.20)	–	(0.20)	–	6.87	35.29	5,816	2.50	2.50	1.49	(0.33)	81
2012	5.12	0.04	0.12	0.16	(0.05)	–	–	(0.05)	–	5.23	3.10	4,468	2.94	2.94	1.49	0.85	87
2011	5.24	(0.04)	(0.09)	(0.13)	(0.00)	–	–	(0.00)	0.01	5.12	(2.24)	3,621	2.99	2.99	1.49	(0.71)	72
2010	4.38	(0.01)	0.87	0.86	–	–	–	–	–	5.24	19.63	3,637	3.04	3.04	1.49	(0.19)	105
2009	3.48	(0.01)	0.91	0.90	–	–	–	–	–	4.38	25.86	2,910	3.56	3.56	1.49	(0.30)	13
Royce Financial Services Fund – Service Class
†2014	$9.68	$0.04	$0.31	$0.35	$–	$–	$–	$–	$–	$10.03	3.62%[1]	$64,263	1.57%[2]	1.57%[2]	1.49%[2]	0.74%[2]	16%
2013	6.83	0.04	2.82	2.86	(0.02)	–	–	(0.02)	0.01	9.68	42.00	47,593	1.89	1.89	1.49	0.59	23
2012	5.71	0.10	1.08	1.18	(0.06)	–	–	(0.06)	–	6.83	20.72	16,888	1.87	1.87	1.49	1.53	26
2011	6.50	0.05	(0.78)	(0.73)	(0.06)	–	–	(0.06)	–	5.71	(11.29)	14,096	1.84	1.84	1.49	0.73	23
2010	5.57	0.07	0.96	1.03	(0.10)	–	–	(0.10)	–	6.50	18.45	14,688	1.94	1.94	1.49	1.14	16
2009	4.25	0.04	1.31	1.35	(0.04)	–	–	(0.04)	0.01	5.57	32.13	13,525	2.06	2.06	1.49	0.90	34
Royce Select Fund II – Investment Class
†2014	$11.79	$0.08	$0.69	$0.77	$–	$–	$–	$–	$–	$12.56	6.53%[1]	$5,143	3.05%[2]	3.05%[2]	1.56%[2]	1.26%[2]	108%
2013	10.68	0.10	2.35	2.45	(0.23)	(1.11)	–	(1.34)	–	11.79	23.51	4,882	1.65	1.65	0.91	0.89	159
2012	9.95	0.20	1.19	1.39	(0.17)	(0.49)	–	(0.66)	–	10.68	14.23	3,620	0.19	0.19	0.19	1.86	123
2011	13.90	(0.01)	(2.04)	(2.05)	–	(1.90)	–	(1.90)	–	9.95	(14.35)	3,420	1.29	1.29	1.29	(0.09)	153
2010	11.62	(0.18)	2.60	2.42	(0.00)	(0.15)	–	(0.15)	0.01	13.90	20.96	5,141	2.77	2.77	2.77	(1.47)	126
2009	7.02	0.03	4.64	4.67	(0.07)	–	–	(0.07)	–	11.62	66.58	4,109	0.67	0.67	0.67	0.53	114
Royce European Smaller-Companies Fund – Investment Class [a]
†2014	$10.00	$0.15	$0.21	$0.36	$–	$–	$–	$–	$–	$10.36	3.60%[1]	$2,372	2.85%[2]	2.85%[2]	1.44%[2]	3.32%[2]	26%
Royce European Smaller-Companies Fund – Service Class
†2014	$12.42	$0.12	$0.45	$0.57	$–	$–	$–	$–	$–	$12.99	4.59%[1]	$32,883	1.98%[2]	1.98%[2]	1.67%[2]	1.88%[2]	26%
2013	10.37	0.04	2.11	2.15	(0.11)	–	–	(0.11)	0.01	12.42	20.83	28,046	2.26	2.26	1.69	0.58	53
2012	8.50	0.14	1.88	2.02	(0.15)	–	–	(0.15)	–	10.37	23.83	15,854	2.13	2.13	1.69	1.29	22
2011	10.79	0.10	(2.31)	(2.21)	(0.10)	–	–	(0.10)	0.02	8.50	(20.32)	15,918	2.09	2.09	1.69	0.95	36
2010	8.06	0.03	2.79	2.82	(0.10)	–	–	(0.10)	0.01	10.79	35.20	15,369	2.57	2.57	1.69	0.70	32
2009	5.19	0.06	2.93	2.99	(0.12)	–	–	(0.12)	–	8.06	57.69	6,887	3.21	3.21	1.69	1.11	51

74 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions							Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Enterprise Select Fund – Investment Class
†2014	$12.12	$(0.02)	$0.72	$0.70	$–	$–	$–	$–	$–	$12.82	5.78%[1]	$2,879	2.51%[2]	2.51%[2]	1.24%[2]	(0.33)%[2]	45%
2013	10.36	(0.05)	2.98	2.93	(0.01)	(1.16)	–	(1.17)	–	12.12	28.68	2,630	3.08	3.08	1.24	(0.40)	154
2012	9.88	0.02	1.51	1.53	(0.00)	(1.05)	–	(1.05)	–	10.36	15.68	1,299	0.98 [2]	0.98 [2]	0.81 [2]	0.18 [2]	127
2011	10.43	(0.04)	0.09	0.05	–	(0.60)	–	(0.60)	–	9.88	0.66	1,123	1.31	1.31	1.31	(0.42)	136
2010	8.95	0.05	1.49	1.54	(0.06)	–	–	(0.06)	–	10.43	17.22	1,158	0.70	0.70	0.70	0.50	166
2009	7.33	0.07	1.62	1.69	(0.07)	–	–	(0.07)	–	8.95	23.13	1,150	0.03	0.03	0.03	0.88	415
Royce SMid-Cap Value Fund – Service Class
†2014	$14.31	$0.04	$1.92	$1.96	$–	$–	$–	$–	$–	$16.27	13.70%[1]	$20,207	1.91%[2]	1.91%[2]	1.35%[2]	0.58%[2]	13%
2013	11.66	0.02	2.65	2.67	(0.02)	–	–	(0.02)	–	14.31	22.91	11,520	2.20	2.20	1.35	0.14	31
2012	10.10	(0.00)	1.55	1.55	–	–	–	–	0.01	11.66	15.45	11,140	1.90	1.90	1.35	(0.03)	46
2011	11.44	(0.06)	(1.27)	(1.33)	(0.02)	–	–	(0.02)	0.01	10.10	(11.57)	10,327	1.95	1.95	1.49	(0.54)	54
2010	9.08	(0.03)	2.39	2.36	–	–	–	–	–	11.44	25.99	6,195	2.40	2.40	1.49	(0.26)	126
2009	7.06	(0.01)	2.03	2.02	(0.01)	–	–	(0.01)	0.01	9.08	28.75	7,365	2.03	2.03	1.49	(0.20)	216
Royce Focus Value Fund – Service Class [b]
†2014	$17.47	$0.01	$0.74	$0.75	$(0.01)	$(5.05)	$–	$(5.06)	$–	$13.16	4.28%[1]	$9,096	1.69%[2]	1.69%[2]	1.20%[2]	0.12%[2]	190%
2013	14.74	(0.01)	3.48	3.47	(0.00)	(0.74)	–	(0.74)	–	17.47	23.77	11,834	2.10	2.10	1.35	(0.08)	167
2012	13.75	0.06	1.20	1.26	(0.27)	(0.00)	–	(0.27)	–	14.74	9.20	8,875	2.05	2.05	1.35	0.35	21
2011	16.59	(0.05)	(2.25)	(2.30)	–	(0.54)	–	(0.54)	–	13.75	(13.88)	8,727	1.97	1.97	1.49	(0.31)	25
2010	14.82	(0.06)	2.30	2.24	(0.06)	(0.41)	–	(0.47)	–	16.59	15.16	8,942	1.95	1.95	1.49	(0.32)	31
2009	10.00	0.00	5.31	5.31	(0.05)	(0.44)	–	(0.49)	–	14.82	53.27 [1]	4,796	2.97 [2]	2.97 [2]	1.49 [2]	0.17 [2]	21
Royce Partners Fund – Service Class [c]
†2014	$14.46	$0.05	$0.35	$0.40	$–	$–	$–	$–	$–	$14.86	2.77%[1]	$2,892	3.36%[2]	3.36%[2]	1.20%[2]	0.66%[2]	5%
2013	12.04	0.09	3.73	3.82	(0.12)	(1.28)	–	(1.40)	–	14.46	32.22	2,801	4.06	4.06	1.35	0.66	53
2012	10.37	0.04	2.10	2.14	(0.01)	(0.46)	–	(0.47)	–	12.04	20.74	2,083	4.83	4.83	1.35	0.33	31
2011	13.15	(0.03)	(1.52)	(1.55)	(0.05)	(1.18)	–	(1.23)	–	10.37	(11.66)	1,682	4.25	4.25	1.49	(0.25)	44
2010	11.56	0.01	2.14	2.15	(0.16)	(0.41)	–	(0.57)	0.01	13.15	18.74	1,771	3.72	3.72	1.49	0.10	38
2009	10.00	(0.05)	1.61	1.56	–	–	–	–	–	11.56	15.60 [1]	1,501	5.27 [2]	5.27 [2]	1.49 [2]	(0.71)[2]	14
Royce Opportunity Select Fund – Investment Class [d]
†2014	$17.93	$(0.06)	$0.64	$0.58	$–	$–	$–	$–	$0.01	$18.52	3.29%[1]	$23,727	1.36%[2]	1.36%[2]	1.27%[2]	(0.72)%[2]	51%
2013	12.81	(0.13)	5.79	5.66	–	(0.55)	–	(0.55)	0.01	17.93	44.61	17,461	1.78	1.78	1.29	(0.80)	129
2012	10.33	0.07	3.50	3.57	(0.13)	(0.96)	–	(1.09)	–	12.81	35.14	3,198	0.29 [2]	0.29 [2]	0.25 [2]	0.64 [2]	196
2011	12.99	0.01	(2.26)	(2.25)	(0.02)	(0.39)	–	(0.41)	–	10.33	(17.14)	2,102	1.14	1.14	1.14	0.08	299
2010	10.00	(0.43)	3.42	2.99	–	–	–	–	–	12.99	29.90 [1]	1,913	4.01 [1]	4.01 [1]	4.01 [1]	(3.79)[1]	95
Royce Opportunity Select Fund – Service Class [e]
†2014	$10.00	$(0.02)	$(0.33)	$(0.35)	$–	$–	$–	$–	$–	$9.65	(3.50)%[1]	$145	51.23%[2]	51.23%[2]	1.52%[2]	(0.87)%[2]	51%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2014 Semiannual Report to Shareholders | 75

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions							Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Global Dividend Value Fund – Service Class [f]
†2014	$11.19	$0.13	$0.47	$0.60	$(0.08)	$–	$–	$(0.08)	$–	$11.71	5.38%[1]	$9,967	2.63%[2]	2.63%[2]	1.69%[2]	2.36%[2]	9%
2013	10.10	0.18	1.38	1.56	(0.26)	(0.22)	–	(0.48)	0.01	11.19	15.78	9,556	2.98	2.98	1.69	1.75	82
2012	8.39	0.17	1.71	1.88	(0.17)	–	–	(0.17)	–	10.10	22.52	6,708	2.86	2.86	1.69	1.72	36
2011	10.00	0.08	(1.62)	(1.54)	(0.07)	(0.01)	–	(0.08)	0.01	8.39	(15.37)[1]	6,135	3.47 [2]	3.47 [2]	1.69 [2]	1.10 [2]	20
Royce International Micro-Cap Fund – Service Class [f]
†2014	$10.04	$0.05	$0.74	$0.79	$–	$–	$–	$–	$–	$10.83	7.87%[1]	$5,342	3.55%[2]	3.55%[2]	1.69%[2]	0.94%[2]	45%
2013	8.61	0.11	1.51	1.62	(0.20)	–	–	(0.20)	0.01	10.04	18.95	5,209	3.86	3.86	1.69	1.22	103
2012	7.72	0.13	0.92	1.05	(0.16)	–	–	(0.16)	–	8.61	13.59	4,603	3.90	3.90	1.69	1.63	62
2011	10.00	0.10	(2.26)	(2.16)	(0.12)	–	(0.01)	(0.13)	0.01	7.72	(21.51)[1]	3,572	3.92 [2]	3.92 [2]	1.69 [2]	1.08 [2]	71
Royce International Premier Fund – Investment Class [a]
†2014	$10.00	$0.08	$0.23	$0.31	$–	$–	$–	$–	$–	$10.31	3.10%[1]	$5,011	4.18%[2]	4.18%[2]	1.44%[2]	1.75%[2]	18%
Royce International Premier Fund – Service Class [g]
†2014	$11.67	$0.11	$0.29	$0.40	$–	$–	$–	$–	$–	$12.07	3.43%[1]	$8,854	2.27%[2]	2.27%[2]	1.36%[2]	1.98%[2]	18%
2013	10.01	0.10	1.73	1.83	(0.17)	–	–	(0.17)	–	11.67	18.31	9,470	2.82	2.82	1.69	1.09	51
2012	8.26	0.12	1.81	1.93	(0.18)	–	–	(0.18)	–	10.01	23.40	6,444	3.54	3.54	1.69	1.18	103
2011	10.00	0.05	(1.73)	(1.68)	(0.06)	(0.00)	(0.01)	(0.07)	0.01	8.26	(16.75)[1]	4,090	3.77 [2]	3.77 [2]	1.69 [2]	0.67 [2]	42

†	Six months ended June 30, 2014 (unaudited).
[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on January 22, 2014.
[b]	The Fund commenced operations on March 2, 2009.
[c]	The Fund commenced operations on April 28, 2009.
[d]	The Class commenced operations on September 1, 2010.
[e]	The Class commenced operations on March 21, 2014.
[f]	The Fund commenced operations on January 3, 2011.
[g]	The Class commenced operations on January 3, 2011.

76 | The Royce Funds 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Select Fund I, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Select Fund II, Royce European Smaller-Companies Fund, Royce Enterprise Select Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Opportunity Select Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund (the “Fund” or “Funds”), are thirteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
The Royce Fund’s Board of Trustees has approved a plan of liquidation for Royce Focus Value Fund, to be effective on July 31, 2014.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
At June 30, 2014, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Select Fund I	15%	Royce Focus Value Fund	79%
Royce Micro-Cap Discovery Fund	70%	Royce Partners Fund	78%
Royce Select Fund II	44%	Royce Opportunity Select Fund	17%
Royce Enterprise Select Fund	50%	Royce Global Dividend Value Fund	14%
Royce SMid-Cap Value Fund	32%	Royce International Micro-Cap Fund	32%

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) or at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2014. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Select Fund I
Common Stocks	$43,111,567	$–	$–	$43,111,567
Cash Equivalents	–	5,154,000	–	5,154,000
Royce Micro-Cap Discovery Fund
Common Stocks	5,427,553	–	–	5,427,553
Cash Equivalents	–	201,000	–	201,000

The Royce Funds 2014 Semiannual Report to Shareholders | 77

Notes to Financial Statements (unaudited) (continued)

Valuation of Investments (continued):
	Level 1	Level 2	Level 3	Total
Royce Financial Services Fund
Common Stocks	$62,664,352	$60,580	$–	$62,724,932
Cash Equivalents	–	1,541,000	–	1,541,000
Royce Select Fund II
Common Stocks	5,249,660	–	–	5,249,660
Cash Equivalents	–	201,000	–	201,000
Royce European Smaller-Companies Fund
Common Stocks	33,186,257	–	–	33,186,257
Cash Equivalents	–	2,742,000	–	2,742,000
Royce Enterprise Select Fund
Common Stocks	2,068,836	–	–	2,068,836
Fixed Income	49,891	–	–	49,891
Cash Equivalents	–	740,000	–	740,000
Royce SMid-Cap Value Fund
Common Stocks	18,485,670	–	–	18,485,670
Cash Equivalents	–	1,675,000	–	1,675,000
Royce Partners Fund
Common Stocks	2,438,874	–	–	2,438,874
Cash Equivalents	–	457,000	–	457,000
Royce Opportunity Select Fund
Common Stocks	23,687,830	22,716	–	23,710,546
Cash Equivalents	–	654,000	–	654,000
Royce Global Dividend Value Fund
Common Stocks	9,708,156	–	–	9,708,156
Cash Equivalents	–	290,000	–	290,000
Royce International Micro-Cap Fund
Common Stocks	4,971,668	–	529	4,972,197
Cash Equivalents	–	366,000	–	366,000
Royce International Premier Fund
Common Stocks	13,370,172	–	–	13,370,172
Cash Equivalents	–	366,000	–	366,000

    Short positions:

	Level 1	Level 2	Level 3	Total
Royce Select Fund II
Common Stocks	$(287,646)	$–	$–	$(287,646)
Royce Opportunity Select Fund
Common Stocks	(1,228,349)	–	–	(1,228,349)

Level 3 Reconciliation:
			Realized and Unrealized
	Balance as of 12/31/13	Sales	Gain (Loss)[1]	Balance as of 6/30/14
Royce Financial Services Fund
Common Stocks	$0	$0	$0	$–
Royce International Micro-Cap Fund
Common Stocks	529	–	–	529

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

78 | The Royce Funds 2014 Semiannual Report to Shareholders

Short Sales:
The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Global Dividend Value Fund pays any dividends from net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Capital Gains Taxes:
The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 10, 2015. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2014.

Capital Share Transactions (in dollars):

	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) from capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

Royce Select Fund I
Investment Class	$1,917,249	$4,142,661	$–	$4,632,626	$(4,423,953)	$(17,467,022)	$(2,506,704)	$(8,691,735)

Royce Micro-Cap Discovery Fund
Service Class	98,525	1,631,092	–	158,366	(302,008)	(1,865,126)	(203,483)	(75,668)
The Royce Funds 2014 Semiannual Report to Shareholders | 79

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars) (continued):
			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended
	(unaudited)	12/31/13	(unaudited)	(12/31/13)	(unaudited)	12/31/13)	(unaudited)	12/31/13

Royce Financial Services Fund
Service Class	$22,693,022	$26,878,008	$–	$81,782	$(8,430,400)	$(6,116,756)	$14,262,622	$20,843,034

Royce Select Fund II
Investment Class	18,900	962,146	–	484,786	(72,041)	(595,954)	(53,141)	850,978

Royce European Smaller-Companies Fund
Investment Class	2,438,433		–		(89,032)		2,349,401
Service Class	8,917,876	12,749,215	–	225,822	(5,428,261)	(4,474,074)	3,489,615	8,500,963

Royce Enterprise Select Fund
Investment Class	115,765	1,042,236	–	230,142	(22,119)	(196,397)	93,646	1,075,981

Royce SMid-Cap Value Fund
Service Class	7,597,927	918,483	–	15,362	(871,331)	(2,831,409)	6,726,596	(1,897,564)

Royce Focus Value Fund
Service Class	449,850	2,098,908	2,214,987	481,464	(2,728,456)	(1,368,403)	(63,619)	1,211,969

Royce Partners Fund
Service Class	69,541	159,415	–	243,024	(57,431)	(121,486)	12,110	280,953

Royce Opportunity Select Fund
Investment Class	7,479,626	12,259,644	–	502,868	(1,847,100)	(1,079,435)	5,632,526	11,683,077
Service Class	146,946		–		(2,538)		144,408

Royce Global Dividend Value Fund
Service Class	655,499	3,160,309	66,962	387,794	(756,184)	(1,506,338)	(33,723)	2,041,765

Royce International Micro-Cap Fund
Service Class	941,769	1,892,877	–	98,903	(1,201,300)	(2,089,921)	(259,531)	(98,141)

Royce International Premier Fund
Investment Class	5,089,742		–		(107,379)		4,982,363
Service Class	5,702,733	2,799,696	–	128,291	(6,753,592)	(1,048,897)	(1,050,859)	1,879,090

Capital Share Transactions (in shares):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

Royce Select Fund I
Investment Class	95,340	220,662	–	247,999	(221,902)	(931,946)	(126,562)	(463,285)

Royce Micro-Cap Discovery Fund
Service Class	14,637	272,296	–	23,995	(44,690)	(304,432)	(30,053)	(8,141)

Royce Financial Services Fund
Service Class	2,361,888	3,162,045	–	8,765	(873,837)	(728,338)	1,488,051	2,442,472

Royce Select Fund II
Investment Class	1,542	82,539	–	42,863	(6,150)	(50,269)	(4,608)	75,133

Royce European Smaller-Companies Fund
Investment Class	237,546		–		(8,615)		228,931
Service Class	697,115	1,112,607	–	18,850	(424,071)	(403,204)	273,044	728,253

Royce Enterprise Select Fund
Investment Class	9,416	88,545	–	19,654	(1,846)	(16,561)	7,570	91,638

Royce SMid-Cap Value Fund
Service Class	494,713	69,873	–	1,118	(58,033)	(221,303)	436,680	(150,312)

Royce Focus Value Fund
Service Class	25,782	136,032	168,185	28,675	(180,282)	(89,541)	13,685	75,166

80  |  The Royce Funds 2014 Semiannual Report to Shareholders

Capital Share Transactions (in shares) (continued):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended	6/30/14	Period ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

Royce Partners Fund
Service Class	4,853	11,894	–	17,559	(3,952)	(8,706)	901	20,747

Royce Opportunity Select Fund
Investment Class	408,672	763,033	–	30,076	(101,060)	(68,900)	307,612	724,209
Service Class	15,230		–		(263)		14,967

Royce Global Dividend Value Fund
Service Class	58,254	294,486	5,857	35,717	(67,006)	(140,394)	(2,895)	189,809

Royce International Micro-Cap Fund
Service Class	90,284	205,642	–	10,123	(116,229)	(231,571)	(25,945)	(15,806)

Royce International Premier Fund
Investment Class	496,723		–		(10,548)		486,175
Service Class	487,545	254,662	–	11,434	(565,940)	(97,880)	(78,395)	168,216

Investment Adviser and Distributor:
 Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2015, is shown below to the extent that it impacted net expenses for the period ended June 30, 2014. See the Prospectus for contractual waiver expiration dates.

	Annual contractual advisory fee as a percentage of	Committed net annual operating expense ratio cap		Period ended June 30, 2014

		Investment	Service	Net advisory	Advisory fees
	average net assets[1]	Class[2]	Class[2]	fees	waived
Royce Select Fund I	1.00%	N/A	N/A	$228,334	$–
Royce Micro-Cap Discovery Fund	1.00%	N/A	1.49%	3,438	23,849
Royce Financial Services Fund	1.00%	N/A	1.49%	271,425	18,215
Royce Select Fund II	1.25%	1.49%	N/A	–	30,499
Royce European Smaller-Companies Fund	1.25%	1.44%	1.69%	190,202	10,638
Royce Enterprise Select Fund	1.00%	1.24%	N/A	–	13,372
Royce SMid-Cap Value Fund	1.00%	N/A	1.35%	31,042	39,424
Royce Focus Value Fund	0.85%	N/A	1.20%	20,601	28,580
Royce Partners Fund	0.85%	N/A	1.20%	–	11,860
Royce Opportunity Select Fund	1.00%	1.24%	1.49%	98,657	5,227
Royce Global Dividend Value Fund	1.25%	N/A	1.69%	14,526	44,969
Royce International Micro-Cap Fund	1.30%	N/A	1.69%	–	33,101
Royce International Premier Fund	1.25%	1.44%	1.69%	56,403	27,052

[1]

From a base annual rate of 1.00% (1.25% for Royce Select Fund II, Royce European Smaller-Companies Fund, Royce Global Dividend Value Fund and Royce International Premier Fund, 0.85% for Royce Focus Value Fund and Royce Partners Fund and 1.30% for Royce International Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[2]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses, dividends on securities sold short and other expenses related to short sales.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended June 30, 2014

	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Micro-Cap Discovery Fund – Service Class	0.25%	$6,822	$–
Royce Financial Services Fund – Service Class	0.25%	66,617	5,793
Royce European Smaller-Companies Fund – Service Class	0.25%	38,336	–
Royce SMid-Cap Value Fund – Service Class	0.25%	17,617	–
Royce Focus Value Fund – Service Class	0.25%	14,465	–
Royce Partners Fund – Service Class	0.25%	3,488	–
Royce Opportunity Select Fund – Service Class	0.25%	47	–

The Royce Funds 2014 Semiannual Report to Shareholders | 81

Notes to Financial Statements (unaudited) (continued)

Distributor (continued):

		Period ended June 30, 2014
	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Global Dividend Value Fund – Service Class	0.25%	$11,899	$–
Royce International Micro-Cap Fund – Service Class	0.25%	6,111	255
Royce International Premier Fund – Service Class	0.25%	13,764	1,877

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2014, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales
Royce Select Fund I	$8,974,871	$13,927,802	$–	$–
Royce Micro-Cap Discovery Fund	2,503,191	2,566,188	–	–
Royce Financial Services Fund	29,270,003	7,818,779	–	–
Royce Select Fund II	4,496,527	4,551,197	523,793	646,962
Royce European Smaller-Companies Fund	13,700,009	7,838,602	–	–
Royce Enterprise Select Fund	895,251	901,475	–	–
Royce SMid-Cap Value Fund	7,667,245	1,772,145	–	–
Royce Focus Value Fund	18,470,605	30,534,700	–	–
Royce Partners Fund	122,336	176,400	–	–
Royce Opportunity Select Fund	11,661,991	6,019,105	3,847,355	3,915,696
Royce Global Dividend Value Fund	1,743,323	819,497	–	–
Royce International Micro-Cap Fund	2,193,840	2,506,386	–	–
Royce International Premier Fund	6,334,982	2,234,817	–	–

Class Specific Expenses:
     Class specific expenses, for Funds with multiple classes, were as follows for the period ended June 30, 2014:

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce European Smaller-Companies Fund –
Investment Class	$–	$3,433	$51	$6,699	$–	$10,183	$10,182
Royce European Smaller-Companies Fund –
Service Class	38,336	16,768	13,497	9,566	(4)	78,163	37,099

	38,336	20,201	13,548	16,265	(4)		47,281

Royce Opportunity Select Fund – Investment Class	–	4,528	2,071	6,066	(2)	12,663	3,732
Royce Opportunity Select Fund – Service Class	47	2,336	37	6,976	–	9,396	9,343

	47	6,864	2,108	13,042	(2)		13,075

Royce International Premier Fund – Investment Class	–	3,430	49	6,645	–	10,124	10,124
Royce International Premier Fund – Service Class	13,764	7,160	2,683	9,396	(1)	33,002	29,220

	13,764	10,590	2,732	16,041	(1)		39,344

Tax Information:
      At June 30, 2014, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized

	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$37,201,905	$11,063,662	$11,576,225	$512,563
Royce Micro-Cap Discovery Fund	5,001,000	627,553	795,730	168,177
Royce Financial Services Fund	53,824,349	10,441,583	11,439,435	997,852
Royce Select Fund II	5,057,852	105,162	476,103	370,941
Royce European Smaller-Companies Fund	32,769,434	3,158,823	4,325,380	1,166,557
Royce Enterprise Select Fund	2,550,448	308,279	314,741	6,462
Royce SMid-Cap Value Fund	16,720,088	3,440,582	3,838,030	397,448
Royce Focus Value Fund	–	–	–	–
Royce Partners Fund	2,233,772	662,102	690,454	28,352
Royce Opportunity Select Fund	20,094,627	3,041,570	3,809,203	767,633

82 | The Royce Funds 2014 Semiannual Report to Shareholders

Tax Information (continued):
		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Global Dividend Value Fund	$9,111,806	$886,350	$1,548,971	$662,621
Royce International Micro-Cap Fund	5,080,804	257,393	589,830	332,437
Royce International Premier Fund	12,565,520	1,170,652	1,666,224	495,572

   The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

The Royce Funds 2014 Semiannual Report to Shareholders | 83

Understanding Your Fund’s Expenses (unaudited)

   As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2014, and held for the entire six-month period ended June 30, 2014. Service Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform.

Actual Expenses
   The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2014, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
   The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/14	6/30/14	Period[1]	1/1/14	6/30/14	Period[1]	Ratio [2]
Investment Class

Royce Select Fund I	$1,000.00	$1,066.12	$6.20	$1,000.00	$1,018.79	$6.06	1.21%
Royce Select Fund II	1,000.00	1,065.31	7.99	1,000.00	1,017.06	7.80	1.56%
Royce European Smaller-
Companies Fund	1,000.00	1,036.00	6.43	1,000.00	1,015.61	6.36	1.44%
Royce Enterprise Select Fund	1,000.00	1,057.76	6.33	1,000.00	1,018.65	6.21	1.24%
Royce Opportunity Select Fund	1,000.00	1,032.91	6.40	1,000.00	1,018.50	6.36	1.27%
Royce International Premier Fund	1,000.00	1,031.00	6.41	1,000.00	1,015.61	6.36	1.44%

Service Class

Royce Micro-Cap Discovery Fund	1,000.00	1,000.00	7.39	1,000.00	1,017.41	7.45	1.49%
Royce Financial Services Fund	1,000.00	1,036.16	7.52	1,000.00	1,017.41	7.45	1.49%
Royce European Smaller-
Companies Fund	1,000.00	1,045.89	8.47	1,000.00	1,016.51	8.35	1.67%
Royce SMid-Cap Value Fund	1,000.00	1,136.97	7.15	1,000.00	1,018.10	6.76	1.35%
Royce Focus Value Fund	1,000.00	1,042.77	6.08	1,000.00	1,018.84	6.01	1.20%
Royce Partners Fund	1,000.00	1,027.66	6.03	1,000.00	1,018.84	6.01	1.20%
Royce Opportunity Select Fund	1,000.00	965.00	4.17	1,000.00	1,009.72	4.27	1.52%
Royce Global Dividend Value Fund	1,000.00	1,053.81	8.61	1,000.00	1,016.41	8.45	1.69%
Royce International Micro-
Cap Fund	1,000.00	1,078.69	8.71	1,000.00	1,016.41	8.45	1.69%
Royce International Premier Fund	1,000.00	1,034.28	6.86	1,000.00	1,018.05	6.80	1.36%

[1]

Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period for all funds existing for the full half-year period; Royce European Smaller-Companies Fund-Investment Class and Royce International Premier Fund-Investment Class multiplied by 160 days; Royce Opportunity Select Fund-Service Class multiplied by 102 days).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

84 | The Royce Funds 2014 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 74  |  Number of Funds Overseen: 34  |  Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Chief Executive Officer and Chairman of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

W. Whitney George, Trustee1, Vice President
Age: 56  |  Number of Funds Overseen: 34  |  Tenure: Since 2013
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Patricia W. Chadwick, Trustee
Age: 65 | Number of Funds Overseen: 34  |  Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 76  |  Number of Funds Overseen: 34  |  Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 74  |  Number of Funds Overseen: 34  |  Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 72  |  Number of Funds Overseen: 52  |  Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 74  |  Number of Funds Overseen: 34  |  Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 68 | Number of Funds Overseen: 52  |  Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 62  |  Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 55  |  Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 52  |  Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 47  |  Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer, and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 54  |  Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2014 Semiannual Report to Shareholders | 85

Board Approval of Investment Advisory Agreements

At meetings held on June 4-5, 2014, the Board of Trustees of The Royce Fund (the “Board”), including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund (“TRF”) relating to each of Royce Select Fund I, Royce Select Fund II, Royce Enterprise Select Fund, Royce Opportunity Select Fund, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce European Smaller-Companies Fund, Royce Global Dividend Fund, Royce International Micro-Cap Fund, and Royce International Premier Fund (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A, relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meeting, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A:

The Board considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing open-end mutual funds and closed-end funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between TRF and R&A which went into effect on January 1, 2008. The Board determined that the services to be provided to each Fund by R&A would be the same as those that it previously provided to each Fund. The Board also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:

In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. The Sharpe Ratios for Royce Financial Services Fund (“RFS”) and Royce Enterprise Select Fund (“RSS”) ranked in the 1st or 2nd quartile within their respective Morningstar categories and the small-cap universe for the 3-year, 5-year, and 10-year periods, as applicable, ended December 31, 2013.

   The Board noted that the highest leveraged companies within the Russell 2000 Index significantly outperformed their lowest leveraged counterparts from late August 2011 (beginning of Federal Reserve’s “QE2” program and “Operation Twist”) to May 2013 (initial public discussion by Federal Reserve officials of tapering of quantitative easing efforts). This trend significantly contributed to the relative underperformance of the Funds referenced below for the 3-year and 5-year periods ended December 31, 2013 to the extent they focused on high quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital). The Board did note, however, that this trend appeared to have reversed course with the Federal Reserve’s tapering discussions and the subsequent reductions in its bond buying programs as the lowest leveraged companies within the Russell 2000 Index have outperformed their highest leveraged counterparts during recent periods.

   The Sharpe Ratio for Royce Select Fund I (“RS1”) ranked in the 4th quartile within its Morningstar category for the 3-year period ended

86 | The Royce Funds 2014 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements (continued)

December 31, 2013 but in the top quartile for the relevant 10-year period. Similar trends manifested themselves for certain Funds with shorter performance records. The Sharpe Ratio for Royce European Smaller-Companies Fund (“RES”) and Royce Select Fund II (“RS2”) placed in the 4th quartile within their respective Morningstar categories for the 3-year period ended December 31, 2013. However, over the relevant 5-year period, RES placed in the top quartile of the Europe Stock category while RS2 placed in the 2nd quartile of the World Stock category.

   The Sharpe Ratio for Royce SMid-Cap Value Fund (“RSV”) and Royce Focus Value Fund (“RFV”) ranked in the 4th quartile within the relevant Morningstar category for the 3-year period ended December 31, 2013. In recent years, each of these Funds had overweightings in materials companies, particularly Canadian gold and silver mining companies. These holdings contributed, in part, to each Fund’s recent relative underperformance. The Board also noted that the Sharpe Ratio for Royce Partners Fund (“PTR”) ranked in the 3rd quartile within the Mid-Cap Growth category assigned by Morningstar category for the 3-year period ended December 31, 2013. The Board further noted the reductions in the contractual management fee rates for PTR and RFV that became effective January 1, 2014.

   The Sharpe Ratio for Royce Micro-Cap Discovery Fund (“DSC”) fell in the 4th quartile within the Small Blend category assigned by Morningstar for the 3-year, 5-year, and 10-year periods ended December 31, 2013. The Board noted the impact of the addition of an active management component layered onto DSC’s quantitative structure in August 2010. In addition, the Board noted DSC’s overweight to micro-cap value stocks adversely affected its relative performance during recent periods. The Board further noted that, other than a net 31 basis point fee received in 2007, R&A has not received a management fee on DSC since its 2003 inception.

   Although Royce Opportunity Select Fund (“ROS”), Royce International Micro-Cap (“RMI”), Royce International Premier (“RIP”), and Royce Global Dividend Value (“RGD”) are among the newer open-end funds managed by R&A, the Board noted that these funds now have more than 3 years of performance. R&A’s general process of investing net inflows over longer periods of time led to larger cash positions and market lagging performance for most of these newer funds in their initial periods of operation. The Board noted that ROS placed in the middle quintile, RIP ranked in the 3rd quartile, and RMI and RGD placed in the 4th quartile within their respective Morningstar categories on the basis of their Sharpe Ratios for the 3-year period ended December 31, 2013.

   In addition to each Fund’s risk-adjusted performance, the Board also reviewed and considered each Fund’s absolute total returns, down market performance and for the Funds in existence for such periods, long-term performance records over periods of 10 years or longer. The Board also considered it important to look beyond the current snapshot of performance as of December 31, 2013 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2014.

   The Board noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming their benchmark indices and their competitors. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the continuation of its Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with each Fund:

The Board considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The Board noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The Board concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:

The Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees noted that in 2004 breakpoints had been added to the investment advisory fees for all of the Funds. The Board concluded that the current fee structure for each Fund was reasonable and that shareholders sufficiently participated in economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:

The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The Board noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The net expense ratio for RS2 ranked within the first quartile among its Morningstar peers, while the net expense ratios for DSC, RSV, RFV, and RSS ranked within the second quartile among their Morningstar peers. The Board also noted that RFV’s net expense ratio would have ranked in the top quartile among its peer group had its recently reduced contractual management fee rate been in effect during 2013. The Board further noted that RFS, PTR, and ROS placed in the middle quintile within their respective peer group as selected by Morningstar. The trustees also noted that PTR’s net expense ratio would have ranked in the 2nd quartile among its peer group had its recently reduced contractual management fee rate been in effect during 2013. RS1’s net expense ratio also ranked in the 3rd quartile among its Morningstar peers, four basis points higher than its peer group median and six basis points higher than its category median.

The Royce Funds 2014 Semiannual Report to Shareholders | 87

Board Approval of Investment Advisory Agreements (continued)

   The Board noted that most of RES’s peers are in large-cap style boxes per the Morningstar data. After taking into consideration that the level of work necessary to invest in small-cap international securities is significantly greater than that necessary to invest in larger-cap securities, the trustees noted that the basis point differentials in management fees, which give rise to the generally higher expense ratios, were appropriate for this Fund. The Board noted that the net expense ratios for RIS, RMI, RIP, and RGD placed in the 4th quartile within their respective peer groups due to their higher management fees. It was also noted that the weighted average market capitalizations for these Funds were lower than those of the majority of their peer group counterparts.

   The Board further noted that R&A has waived advisory fees for numerous Funds in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.

   It was noted that no single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the non-interested trustees, determined to approve the continuance of all of the existing Investment Advisory Agreements for the Funds, concluding that a contract continuation on the existing terms for all of the Funds was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

88 | The Royce Funds 2014 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2014, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2014 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

   Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

   All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The returns for the Russell 2500—Financial Services Sector represent those of the financial services companies within the Russell 2500 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Russell Europe Small Cap Index is an index of European small-cap stocks. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 Stock Index option prices. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

   The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

   Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Royce Funds may invest up to 25% (100% for Royce Select Fund II, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Fund, 35% of Focus Value, Partners, Financial Services and SMid-Cap Value Funds, 10% of Select Fund I and 5% of Special Equity Fund) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Royce Select I, Select II, Enterprise Select, and Opportunity Select Funds may sell securities short which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales present unlimited risk on an individual stock basis since the Fund may be required to buy security sold short at a time when the security has appreciated in value. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

   A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

   The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2014 Semiannual Report to Shareholders

About The Royce Funds

Wealth of Experience
With approximately $38 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for over 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 23 portfolio managers and analysts and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/ or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership of Funds
It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have more than $215 million invested in The Royce Funds and are often among the largest individual shareholders.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

Item 2.   Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3.   Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4.   Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5.   Audit Committee of Listed Registrants. Not Applicable.

Item 6.    Investments.
(a) See Item 1.

(b) Not Applicable

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not Applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11.  Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits. Attached hereto.
(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date:  August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: August 27, 2014		Date: August 27, 2014